                                                    Registration Nos.: 33-12109
                                                                       811-5030


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   [ x ]

              Pre-Effective Amendment No.                                 [   ]

              Post-Effective Amendment No. 36                             [ x ]


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           [ x ]


              Amendment No. 37                                            [ x ]


                              LIBERTY FUNDS TRUST V

               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111

                    (Address of Principal Executive Offices)

                                 (617) 426-3750

              (Registrant's Telephone Number, including Area Code)

Name and Address of Agent for Service:        Copy to:

Jean S. Loewenberg, Esquire                   John M. Loder, Esquire
Liberty Funds Group                           Ropes & Gray
One Financial Center                          One International Place
Boston, Massachusetts 02111                   Boston, Massachusetts 02110-2624

It is proposed that this filing will become effective (check appropriate box):

[   ]           Immediately upon filing pursuant to paragraph(b).
[ x ]           On October 31, 2002 pursuant to paragraph(b).
[   ]           60 days after filing pursuant to paragraph(a)(1).
[   ]           On (date) pursuant to paragraph(a)(1) of Rule 485.
[   ]           75 days after filing pursuant to paragraph(a)(2).
[   ]           On (date) pursuant to paragraph(a)(2) of Rule 485.

If appropriate, check the following box:


[   ]           This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------
 LIBERTY STATE FUNDS   PROSPECTUS, NOVEMBER 18, 2002
--------------------------------------------------------------------------------
LIBERTY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
LIBERTY FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
LIBERTY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND**
LIBERTY NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
LIBERTY NEW YORK INTERMEDIATE MUNICIPAL BOND FUND*
LIBERTY PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND*
LIBERTY RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND


CLASS A, B AND C SHARES
Advised by Fleet Investment Advisors Inc.
--------------------------------------------------------------------------------

TABLE OF CONTENTS


THE FUNDS                                                                     2
--------------------------------------------------------------------------------
Investment Goal ............................................................  2
Principal Investment Strategies ............................................  2
Principal Investment Risks .................................................  3

Each of the following sections discusses
Performance History and Your Expenses for that Fund:
Liberty Connecticut Intermediate Municipal Bond Fund .......................  5
Liberty Florida Intermediate Municipal Bond Fund ........................... 10
Liberty Massachusetts Intermediate Municipal Bond Fund  .................... 15
Liberty New Jersey Intermediate Municipal Bond Fund ........................ 20
Liberty New York Intermediate Municipal Bond Fund .. ....................... 25
Liberty Pennsylvania Intermediate Municipal Bond Fund                        30
Liberty Rhode Island Intermediate Municipal Bond Fund .....................  35

YOUR ACCOUNT                                                                 40
--------------------------------------------------------------------------------
How to Buy Shares .........................................................  40
Sales Charges .............................................................  41
How to Exchange Shares ....................................................  44
How to Sell Shares ........................................................  45
Fund Policy on Trading of Fund Shares .....................................  46
Distribution and Service Fees .............................................  46
Other Information About Your Account ......................................  46

MANAGING THE FUNDS                                                           49
--------------------------------------------------------------------------------
Investment Advisor ........................................................  49
Portfolio Managers ........................................................  49

FINANCIAL HIGHLIGHTS                                                         50
--------------------------------------------------------------------------------
Liberty Connecticut Intermediate Municipal Bond Fund ......................  51
Liberty Florida Intermediate Municipal Bond Fund ..........................  52
Liberty Massachusetts Intermediate Municipal Bond Fund ....................  53
Liberty New Jersey Intermediate Municipal Bond Fund .......................  54
Liberty New York Intermediate Municipal Bond Fund .........................  55
Liberty Pennsylvania Intermediate Municipal Bond Fund .....................  56
Liberty Rhode Island Intermediate Municipal Bond Fund .....................  57

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

 * Shares of Liberty New York Intermediate Municipal Bond Fund and shares of Liberty Pennsylvania Intermediate Municipal Bond Fund will not be available for purchase until November 25, 2002.

** Shares of the Massachusetts Intermediate Municipal Bond Fund will not be available for purchase until December 9, 2002.


                                                    ---------------------------
                                                    Not FDIC   May Lose Value
                                                    Insured   -----------------
                                                              No Bank Guarantee
                                                    ---------------------------

--------------------------------------------------------------------------------
THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
Each Fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, from the personal income tax of its state, as is consistent with relative stability of principal.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Each Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in the municipal securities of its state, which are securities issued by that state and other governmental issuers (potentially including issuers located outside that state) and that pay interest which is exempt from both federal income tax (including the federal alternative minimum tax) and the income tax of that state and, in the case of the Connecticut Intermediate Municipal Bond Fund and the Massachusetts Intermediate Municipal Bond Fund, mutual funds that invest in that state's municipal securities.
Under normal circumstances, each Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by each Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for a Fund, each Fund's investment advisor evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. Each Fund's advisor also determines the appropriate allocation of its Fund's assets among various issuers and industry sectors.

Nearly all of the investments of a Fund will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Fund's advisor to be of comparable quality. Under normal market conditions, each Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or unrated securities determined by its advisor to be of comparable quality. Occasionally, the rating of a security held by a Fund may be downgraded to below investment grade. If that happens, a Fund does not have to sell the security, unless its advisor determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, each Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.


Under normal circumstances, each Fund's average weighted maturity is expected to be between three and ten years.

Each Fund will sell a security when, as a result of changes in the economy or the performance of the security or other circumstances, its advisor believes that holding the security is no longer consistent with the Fund's investment goal.


At times, a Fund's advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goal.

In seeking to achieve their investment goal, each Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in each Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by a Fund's shareholders is not required to modify or change a Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Funds are described below. There are many circumstances (including additional risks that are not described here) which could prevent a Fund from achieving its investment goal. You may lose money by investing in the Funds.

Management risk means that the advisor's bond selections and other investment decisions might produce losses or cause a Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that a Fund will achieve its investment goal or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income a Fund receives from them but will affect the value of a Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments, and thus are subject to issuer risk. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with municipal bonds. Changes in interest rates may cause certain municipal securities held by a Fund to be paid off sooner or later than expected, which could adversely affect a Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, a Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and a Fund may be unable to invest in higher-yielding securities.

Tax-exempt bonds are subject to special risks. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some of these bonds taxable. Bonds that are backed by the issuer's taxing authority, known as general obligation bonds, may partially depend for payment on legislative appropriation and/or aid from other governments. These bonds may be vulnerable to legal limits on a government's power to raise revenue or increase taxes. Other tax-exempt bonds, known as special revenue obligations, are payable from revenues earned by a particular project or other revenue source. These bonds are subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or private company, rather than to the credit of the state or local government issuer of the bonds.

The interest income distributed by a Fund from certain tax-exempt bonds may be subject to the federal alternative minimum tax for individuals and corporations. As a fundamental policy that cannot be changed without shareholder approval, the Fund may not invest more than 20% of its total assets in bonds subject to the alternative minimum tax. Consult your tax advisor for more information.

State Municipal Market Volatility: A state's municipal market may be volatile and can be significantly affected by adverse tax, legislative or political changes and the financial and economic condition of the state will be affected by these factors and will, in turn, affect the value of each Fund's investments. As a result, each Fund may be more volatile than a more geographically diversified municipal fund. Certain additional considerations affecting the investments of the Funds can be found in the Statements of Additional Information for the Funds.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE HISTORY (CONNECTICUT)
--------------------------------------------------------------------------------
Because Class A, Class B and Class C shares have not been offered for a full calendar year, the information provided in the bar chart below shows the Fund's calendar year total returns for its Class T shares. The performance table following the bar chart shows how the Fund's average annual returns for Class T shares, adjusted to reflect the sales charges of the Class A shares, and Class G shares, adjusted to reflect the sales charges of the Class B and Class C shares, compare with those of broad measures of market performance for 1 year, 5 years and the life of the Fund. Class T and Class G shares are offered to certain investors through a separate prospectus. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.

--------------------------------------------------------------------------------
  UNDERSTANDING PERFORMANCE

  CALENDAR YEAR TOTAL RETURNS show the Fund's Class T share performance for each complete calendar year since the Fund commenced operations.(1) They include the effects of Class T expenses, but not the effects of sales charges. Class A, Class B and Class C shares are subject to sales charges, 12b-1 fees and different expenses that are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

  AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's Class T average performance, for Class A shares, and Class G average performance, for Class B and Class C shares, over the past one-year, five-year and life of the Fund periods. They include the effects of Class T or Class G expenses, as applicable. The table shows for each class the relevant performance adjusted to reflect the effect of sales charges of each class.(2)

  In 2002, the Fund began comparing itself to the Lehman Brothers Quality Intermediate Municipal Bond Index, an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities of between 2 and 12 years and at least $5 million in principal amount outstanding. Previously, the Fund's returns were compared only to the Lehman Brothers 3-15 Year Blend Municipal Bond Index, which is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. The advisor added the new index because it believes the index offers shareholders a more useful comparison of the Fund's relative performance. The Fund's average annual returns for the one-year, five-year and the life of the Fund periods are shown compared to the Lehman Brothers Quality Intermediate Municipal Bond Index and the Lehman Brothers 3-15 Year Blend Municipal Bond Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    CALENDAR YEAR TOTAL RETURNS (CLASS T)(1)
--------------------------------------------------------------------------------

    [Graphic Omitted]


                1992
                1993
                1994
                1995                          14.70%
                1996                           3.63%
                1997                           8.53%
                1998                           6.67%
                1999                          -2.81%
                2000                           9.94%
                2001                           4.26%

The Fund's year-to-date total return   For the period shown in bar chart:
through September 30, 2002 was +7.96%  Best quarter: 1st quarter 1995, +5.91%
                                       Worst quarter: 2nd quarter 1999, -2.28%

(1) Because Class A, B and C shares have not completed a full calendar year, the bar chart total returns shown are for Class T shares. The calendar year total returns shown for Class T shares include the returns of Retail A Shares of the Galaxy Connecticut Intermediate Municipal Bond Fund (the Galaxy Connecticut Fund), the predecessor to the Fund, for periods prior to the date of this prospectus, returns of Trust Shares of the Galaxy Connecticut Fund for periods prior to June 26, 2001, and returns of shares of the Boston 1784 Connecticut Tax-Exempt Income Fund (the 1784 Connecticut
    Fund), the predecessor to the Galaxy Connecticut Fund, for periods prior to June 26, 2000. Class T shares are not offered in this prospectus. Class A, B and C shares would have substantially similar returns because they are invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A, B and C shares exceed expenses paid by Class T shares.

After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001(2)
--------------------------------------------------------------------------------

                                                                       LIFE OF
                                            1 YEAR       5 YEARS       THE FUND
Class A (%)
  Return Before Taxes                        -0.70         4.20         5.10
  Return After Taxes on Distributions        -0.70         4.13         5.05
  Return After Taxes on Distributions
    and Sale of Fund Shares                   1.07         4.21         5.01
--------------------------------------------------------------------------------

Class B (%)
  Return Before Taxes                        -1.36         4.76          5.70
  Return After Taxes on Distributions        -1.36         4.70          5.66
  Return After Taxes on Distributions
    and Sale of Fund Shares                   0.50         4.68          5.52
--------------------------------------------------------------------------------

Class C (%)
  Return Before Taxes                         2.64         5.09          5.70
  Return After Taxes on Distributions         2.64         5.03          5.66
  Return After Taxes on Distributions
    and Sale of Fund Shares                   2.93         4.95          5.52
--------------------------------------------------------------------------------

Lehman Brothers Quality Intermediate
 Municipal Bond Index (%)                     7.45         5.51          5.90(3)
--------------------------------------------------------------------------------

Lehman Brothers 3-15 Year Blend
 Municipal Bond Index (%)                     5.27         5.82          6.26(3)
--------------------------------------------------------------------------------

(2) Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class T shares (for Class A) and Class G shares (for Class B and Class C) for periods prior to their inception (adjusted to reflect the sales charges applicable to Class A, B and C shares, respectively). The returns for Class T and G shares include the returns of Retail A Shares (for Class T) and Retail B Shares (for Class G) of the Galaxy Connecticut Fund for periods prior to the date of this prospectus. The returns shown for Class T and G shares also include the returns of Trust Shares of the Galaxy Connecticut Fund for periods prior to June 26, 2001, and the returns of shares of the 1784 Connecticut Fund for periods prior to June 26, 2000. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class A, B and C shares were initially offered on November 18, 2002.

(3) Performance information is from July 31, 1994.

YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

-------------------------------------------------------------------------------
UNDERSTANDING EXPENSES


  SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

  ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs including pricing and custody services.

  EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

  - $10,000 initial investment

  - 5% total return for each year

  - Fund operating expenses remain the same

  - Assumes reinvestment of all dividends and distributions

  - Assumes Class B shares convert to Class A shares after eight years
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER FEES(4) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                CLASS A     CLASS B     CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)           4.75        0.00        0.00
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
 redemptions (%) (as a percentage of the
 lesser of purchase price or redemption price)    1.00(5)     5.00        1.00
--------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of
 amount redeemed, if applicable)                   (6)        (6)           (6)


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                              CLASS A     CLASS B     CLASS C
Management fee(7) (%)                           0.75        0.75        0.75
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)       0.25        1.00        1.00(9)
--------------------------------------------------------------------------------
Other expenses(8) (%)                           0.25        0.36        0.36
--------------------------------------------------------------------------------
Total annual fund operating expenses(7) (%)     1.25        2.11        2.11(9)


(4) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(5) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(6) There is a $7.50 charge for wiring sale proceeds to your bank.


(7) The Fund's advisor has voluntarily agreed to waive a portion of the management fee. As a result, the management fee would be 0.55% and total annual fund operating expenses for Class A, B and C shares would be 1.05%, 1.91% and 1.56%, respectively, taking into account the 12b-1 fee waiver for Class C shares discussed in footnote 9. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Connecticut Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.

(8) Other expenses have been restated to reflect current contractual arrangements.

(9) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fees for Class C shares. As a result, the 12b-1 fees for Class C shares would be 0.65% and the total annual fund operating expenses for Class C shares would be 1.56% taking into account the management fee waiver described in footnote 7. This arrangement may be modified or terminated at any time.

--------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------

CLASS                                                              1 YEAR           3 YEARS           5 YEARS         10 YEARS
Class A                                                             $596              $853            $1,129           $1,915
-----------------------------------------------------------------------------------------------------------------------------------
Class B: did not sell your shares                                   $214              $661            $1,134           $2,222
         sold all your shares at the end of the period              $714              $961            $1,334           $2,222
-----------------------------------------------------------------------------------------------------------------------------------
Class C: did not sell your shares                                   $214              $661            $1,134           $2,441
         sold all your shares at the end of the period              $314              $661            $1,134           $2,441

PERFORMANCE HISTORY (FLORIDA)
--------------------------------------------------------------------------------
Because Class A, Class B and Class C shares have not been offered for a full calendar year, the information provided in the bar chart below shows the Fund's calendar year total returns for its Class Z shares. Class Z shares are offered to certain investors through a separate prospectus. The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares, adjusted to reflect the sales charges of the Class A, Class B and Class C shares, respectively, compare with those of broad measures of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.

--------------------------------------------------------------------------------
  UNDERSTANDING PERFORMANCE

  CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each complete calendar year since the Fund commenced operations.(10) They include the effects of Class Z expenses, but not the effects of sales charges. Class A, Class B and Class C shares are subject to sales charges, 12b-1 fees and different expenses that are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

  AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's Class Z average performance over the past one-year and life of the Fund periods. They include the effects of Class Z expenses. The table shows for each class the Class Z performance adjusted to reflect the effect of sales charges of each class.(11)

  In 2002, the Fund began comparing itself to the Lehman Brothers Quality Intermediate Municipal Bond Index, an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities of between 2 and 12 years and at least $5 million in principal amount outstanding. Previously, the Fund's returns were compared only to the Lehman Brothers 3-15 Year Blend Municipal Bond Index, which is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. The advisor added the new index because it believes the index offers shareholders a more useful comparison of the Fund's relative performance. The Fund's average annual returns for the one-year and the life of the Fund periods are shown compared to the Lehman Brothers Quality Intermediate Municipal Bond Index and the Lehman Brothers 3-15 Year Blend Municipal Bond Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS (CLASS Z)(10)
--------------------------------------------------------------------------------


                1992
                1993
                1994
                1995
                1996
                1997
                1998                           6.37%
                1999                          -2.78%
                2000                           9.08%
                2001                           4.74%

The Fund's year-to-date total return     For the period shown in bar chart:
through September 30, 2002 was +7.84%.   Best quarter: 4th quarter 2000, +3.41%
                                         Worst quarter: 2nd quarter 1999, -2.38%

(10) Because Class A, B and C shares have not completed a full calendar year, the bar chart total returns shown are for Class Z shares. The returns shown for Class Z shares include the returns of Trust Shares of the Galaxy Florida Municipal Bond Fund (the Galaxy Florida Fund), the predecessor to the Fund, for periods prior to the date of this prospectus, and returns of shares of the Boston 1784 Florida Tax-Exempt Income Fund (the 1784 Florida
     Fund), the predecessor to the Galaxy Florida Fund, for periods prior to June 26, 2000. Class Z shares are not offered in this prospectus. Class A, B and C shares would have substantially similar returns because they are invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A, B and C shares (in particular, 12b-1 fees, which Class Z shares do not pay) exceed expenses paid by Class Z shares.

After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001(11)
--------------------------------------------------------------------------------

                                                                       LIFE OF
                                                       1 YEAR          THE FUND
Class A (%)
  Return Before Taxes                                  -0.23            3.85
  Return After Taxes on Distributions                  -0.23            3.78
  Return After Taxes on Distributions
    and Sale of Fund Shares                             1.37            3.92
--------------------------------------------------------------------------------

Class B (%)
  Return Before Taxes                                  -0.26            4.60
  Return After Taxes on Distributions                  -0.26            4.53

  Return After Taxes on Distributions
    and Sale of Fund Shares                             1.43            4.56
--------------------------------------------------------------------------------

Class C (%)
  Return Before Taxes                                   3.74            4.98
  Return After Taxes on Distributions                   3.74            4.91
  Return After Taxes on Distributions
    and Sale of Fund Shares                             3.86            4.86
--------------------------------------------------------------------------------
Lehman Brothers Quality Intermediate
 Municipal Bond Index (%)                               7.45            5.52(12)
--------------------------------------------------------------------------------
Lehman Brothers 3-15 Year Blend Municipal
 Bond Index (%)                                         5.27            5.78(12)
--------------------------------------------------------------------------------

(11) Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class Z shares for periods prior to their inception (adjusted to reflect the sales charges applicable to Class A, B and C shares, respectively). The returns for Class Z shares include the returns for Trust Shares of the Galaxy Florida Fund for periods prior to the date of this prospectus, and returns of the 1784 Florida Fund for periods prior to June 26, 2000. These returns have not been adjusted to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class A, B and C shares were initially offered on November 18, 2002.

(12) Performance information is from June 30, 1997.

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.
----------------------------------------------------------------------------


  UNDERSTANDING EXPENSES

  SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

  ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs including pricing and custody services.

  EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

  - $10,000 initial investment

  - 5% total return for each year

  - Fund operating expenses remain the same

  - Assumes reinvestment of all dividends and distributions

  - Assumes Class B shares convert to Class A shares after eight years

--------------------------------------------------------------------------------
   SHAREHOLDER FEES(13) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                              CLASS A     CLASS B     CLASS C
Maximum sales charge (load) on purchases (%)    4.75        0.00       0.00
(as a percentage of the offering price)
--------------------------------------------------------------------------------

Maximum deferred sales charge (load) on
 redemptions (%)                                1.00(14)    5.00       1.00
(as a percentage of the lesser of purchase
 price or redemption price)
--------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of
 amount redeemed, if applicable)                 (15)       (15)       (15)


--------------------------------------------------------------------------------
   ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                              CLASS A     CLASS B     CLASS C
Management fee(16) (%)                          0.75        0.75       0.75
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)       0.25        1.00       1.00(18)
--------------------------------------------------------------------------------
Other expenses(17) (%)                          0.22        0.22       0.22
--------------------------------------------------------------------------------
Total annual fund operating expenses(16) (%)    1.22        1.97       1.97(18)

(13) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(14) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(15) There is a $7.50 charge for wiring sale proceeds to your bank.

(16) The Fund's advisor has voluntarily agreed to waive a portion of the management fee. As a result, the management fee would be 0.55% and total annual fund operating expenses for Class A, B and C shares would be 1.02%, 1.77% and 1.42%, respectively, taking into account the 12b-1 fee waiver discussed in footnote 18. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Florida Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.

(17) Other expenses have been restated to reflect current contractual arrangements.

(18) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fees for Class C shares. As a result, the 12b-1 fees for Class C shares would be 0.65% and the total annual fund operating expenses for Class C shares would be 1.42% taking into account the management fee waiver described in footnote 16. This arrangement may be modified or terminated at any time.

--------------------------------------------------------------------------------
   EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------


CLASS                                                              1 YEAR           3 YEARS           5 YEARS         10 YEARS
Class A                                                             $593              $844            $1,113           $1,882
-----------------------------------------------------------------------------------------------------------------------------------
Class B: did not sell your shares                                   $200              $618            $1,062           $2,102
         sold all your shares at the end of the period              $700              $918            $1,262           $2,102
-----------------------------------------------------------------------------------------------------------------------------------
Class C: did not sell your shares                                   $200              $618            $1,062           $2,296
         sold all your shares at the end of the period              $300              $618            $1,062           $2,296


PERFORMANCE HISTORY (MASSACHUSETTS)
--------------------------------------------------------------------------------

Because Class A, Class B and Class C shares have not been offered for a full calendar year, the information provided in the bar chart below shows the Fund's calendar year total returns for its Class T shares. The performance table following the bar chart shows how the Fund's average annual returns for Class T shares, adjusted to reflect the sales charges of the Class A shares, and Class G shares, adjusted to reflect the sales charges of the Class B and Class C shares, respectively, compare with those of broad measures of market performance for 1 year, 5 years and the life of the Fund. Class T and Class G shares are offered to certain investors through a separate prospectus. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.

--------------------------------------------------------------------------------

  UNDERSTANDING PERFORMANCE

  CALENDAR YEAR TOTAL RETURNS show the Fund's Class T share performance for each complete calendar year since the Fund commenced operations.(19) They include the effects of Class T expenses, but not the effects of sales charges. Class A, Class B and Class C shares are subject to sales charges, 12b-1 fees and different expenses that are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

  AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's Class T average performance, for Class A shares, and Class G average performance, for Class B and Class C shares, over the past one-year, five-year and life of the Fund periods. They include the effects of Class T or Class G expenses, as applicable. The table shows for each class the relevant performance adjusted to reflect the effect of sales charges of each class.(20)

  In 2002, the Fund began comparing itself to the Lehman Brothers Quality Intermediate Municipal Bond Index, an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities of between 2 and 12 years and at least $5 million in principal amount outstanding. Previously, the Fund's returns were compared only to the Lehman Brothers 3-15 Year Blend Municipal Bond Index, which is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. The advisor added the new index because it believes the index offers shareholders a more useful comparison of the Fund's relative performance. The Fund's average annual returns for the one-year, five-year and the life of the Fund periods are shown compared to the Lehman Brothers Quality Intermediate Municipal Bond Index and the Lehman Brothers 3-15 Year Blend Municipal Bond Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
   CALENDAR YEAR TOTAL RETURNS (CLASS T)(19)
--------------------------------------------------------------------------------

    [Graphic Omitted]


                1992
                1993
                1994                          -5.45%
                1995                          13.77%
                1996                           3.32%
                1997                           8.89%
                1998                           5.91%
                1999                          -2.16%
                2000                           9.89%
                2001                           4.49%

The Fund's year-to-date total return     For the period shown in bar chart:
through September 30, 2002 was +7.76%.   Best quarter: 1st quarter 1995, +5.45%
                                         Worst quarter: 1st quarter 1994, -5.17%

(19) Because Class A, B and C shares have not completed a full calendar year, the bar chart total returns shown are for Class T shares. The calendar year total returns shown for Class T shares include the returns of Retail A Shares of the Galaxy Massachusetts Intermediate Municipal Bond Fund (the Galaxy Massachusetts Fund), the predecessor to the Fund, for periods prior to the date of this prospectus, returns of Trust Shares of the Galaxy Massachusetts Fund for periods prior to June 26, 2001, and returns of shares of the Boston 1784 Massachusetts Tax-Exempt Income Fund (the 1784 Massachusetts Fund), the predecessor to the Galaxy Massachusetts Fund, for periods prior to June 26, 2000. Class T shares are not offered in this prospectus. Class A, B and C shares would have substantially similar returns because they are invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A, B and C shares exceed expenses paid by Class T shares.

After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

-------------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001(20)
-------------------------------------------------------------------------------

                                                                       LIFE OF
                                                 1 YEAR    5 YEARS     THE FUND
Class A (%)
  Return Before Taxes                            -0.50       4.29       4.58
  Return After Taxes on Distributions            -0.50       4.29       4.58
  Return After Taxes on Distributions
    and Sale of Fund Shares                       1.20       4.30       4.57
-------------------------------------------------------------------------------

Class B (%)
  Return Before Taxes                            -1.14       4.86       5.10
  Return After Taxes on Distributions            -1.14       4.86       5.10
  Return After Taxes on Distributions
    and Sale of Fund Shares                       0.64       4.77       5.01
-------------------------------------------------------------------------------


Class C (%)
  Return Before Taxes                             2.86       5.19       5.10
  Return After Taxes on Distributions             2.86       5.19       5.10
  Return After Taxes on Distributions
    and Sale of Fund Shares                       3.08       5.03       5.01
-------------------------------------------------------------------------------
Lehman Brothers Quality Intermediate
 Municipal Bond Index (%)                         7.45       5.51       5.46(21)
-------------------------------------------------------------------------------
Lehman Brothers 3-15 Year Blend
 Municipal Bond Index (%)                         5.27       5.82       5.77(21)
--------------------------------------------------------------------------------


(20) Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class T shares (for Class A) and Class G shares (for Class B and Class C) for periods prior to their inception (adjusted to reflect the sales charges applicable to Class A, B and C shares, respectively). The returns for Class T and G shares include the returns of Retail A Shares (for Class T) and Retail B Shares (for Class G) of the Galaxy Massachusetts Fund for periods prior to the date of this prospectus. The returns for Class T and G shares also include the returns of Trust Shares of the Galaxy Massachusetts Fund for periods prior to June 26, 2001, and the returns of shares of the 1784 Massachusetts Fund for periods prior to June 26, 2000. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class A, B and C shares were initially offered on November 18, 2002.

(21) Performance information is from June 30, 1993.

YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

--------------------------------------------------------------------------------
  UNDERSTANDING EXPENSES

  SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

  ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs including pricing and custody services.

  EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

  - $10,000 initial investment

  - 5% total return for each year

  - Fund operating expenses remain the same

  - Assumes reinvestment of all dividends and distributions

  - Assumes Class B shares convert to Class A shares after eight years



--------------------------------------------------------------------------------
   SHAREHOLDER FEES(22) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                              CLASS A     CLASS B     CLASS C
Maximum sales charge (load) on purchases
 (%) (as a percentage of the offering price)    4.75        0.00       0.00
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
 on redemptions (%) (as a percentage
 of the lesser of purchase price or
 redemption price)                              1.00(23)    5.00       1.00
--------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of
 amount redeemed, if applicable)                  (24)      (24)        (24)



--------------------------------------------------------------------------------
   ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                              CLASS A     CLASS B     CLASS C
Management fee(25) (%)                          0.75        0.75       0.75
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)       0.25        1.00       1.00(27)
--------------------------------------------------------------------------------
Other expenses(26) (%)                          0.20        0.19       0.19
--------------------------------------------------------------------------------
Total annual fund operating expenses(25) (%)    1.20        1.94       1.94(27)

(22) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(23) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(24) There is a $7.50 charge for wiring sale proceeds to your bank.


(25) The Fund's advisor has voluntarily agreed to waive a portion of the management fee. As a result, the management fee would be 0.55% and total annual fund operating expenses for Class A, B and C shares would be 1.00%, 1.74% and 1.39%, respectively, taking into account the 12b-1 fee waiver for Class C shares discussed in footnote 27. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Massachusetts Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.


(26) Other expenses have been restated to reflect current contractual arrangements.


(27) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fees for Class C shares. As a result, the 12b-1 fees for Class C shares would be 0.65% and the total annual fund operating expenses for Class C shares would be 1.39% taking into account the management fee waiver described in footnote 25. This arrangement may be modified or terminated at any time.


--------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------

CLASS                                                              1 YEAR           3 YEARS           5 YEARS         10 YEARS
Class A                                                             $591              $838            $1,103           $1,860
-----------------------------------------------------------------------------------------------------------------------------------
Class B: did not sell your shares                                   $197              $609            $1,047           $2,072
         sold all your shares at the end of the period              $697              $909            $1,247           $2,072
-----------------------------------------------------------------------------------------------------------------------------------
Class C: did not sell your shares                                   $197              $609            $1,047           $2,264
         sold all your shares at the end of the period              $297              $609            $1,047           $2,264

PERFORMANCE HISTORY (NEW JERSEY)
--------------------------------------------------------------------------------


Because Class A, Class B and Class C shares have not been offered for a full calendar year, the information provided in the bar chart below shows the Fund's calendar year total returns for its Class T shares. The performance table following the bar chart shows how the Fund's average annual returns for Class T shares, adjusted to reflect the sales charges of the Class A shares, and Class G shares, adjusted to reflect the sales charges of the Class B and Class C shares, respectively, compare with those of a broad measure of market performance for 1 year and the life of the Fund. Class T and Class G shares are offered to certain investors through a separate prospectus. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.



--------------------------------------------------------------------------------

  UNDERSTANDING PERFORMANCE

  CALENDAR YEAR TOTAL RETURNS show the Fund's Class T share performance for each complete calendar year since the Fund commenced operations.(28) They include the effects of Class T expenses, but not the effects of sales charges. Class A, Class B and Class C shares are subject to sales charges, 12b-1 fees and different expenses that are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

  AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's Class T average performance, for Class A shares, and Class G average performance, for Class B and Class C shares, over the past one-year and life of the Fund periods. They include the effects of Class T or Class G expenses, as applicable. The table shows for each class the relevant performance adjusted to reflect the effect of sales charges of each class.(29)

  The Fund's returns are compared to the Lehman Brothers Municipal Bond Index, an unmanaged index that tracks the performance of municipal bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.


--------------------------------------------------------------------------------
   CALENDAR YEAR TOTAL RETURNS (CLASS T)(28)
--------------------------------------------------------------------------------


                1992
                1993
                1994
                1995
                1996
                1997
                1998
                1999                          -3.20%
                2000                          10.59%
                2001                           3.57%

The Fund's year-to-date total return    For the period shown in bar chart:
through September 30, 2002 was +9.88%.  Best quarter: 4th quarter 2000, +4.43%
                                        Worst quarter: 2nd quarter 1999, -2.39%

(28) Because Class A, B and C shares have not completed a full calendar year, the bar chart total returns shown are for Class T shares. The calendar year total returns shown for Class T shares include the returns of Retail A Shares of the Galaxy New Jersey Municipal Bond Fund (the Galaxy New Jersey
     Fund), the predecessor to the Fund, for periods prior to the date of this prospectus. Class T shares are not offered in this prospectus. Class A, B and C shares would have substantially similar returns because they are invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A, B and C shares exceed expenses paid by Class T shares.

After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001(29)
--------------------------------------------------------------------------------

                                                                      LIFE OF
                                                   1 YEAR             THE FUND
Class A (%)
  Return Before Taxes                               -1.31               2.71
  Return After Taxes on Distributions               -1.40               2.68
  Return After Taxes on Distributions
    and Sale of Fund Shares                          0.76               2.90
--------------------------------------------------------------------------------

Class B (%)
  Return Before Taxes                               -2.04               3.15
  Return After Taxes on Distributions               -2.14               3.12
  Return After Taxes on Distributions
    and Sale of Fund Shares                          0.13               3.25
--------------------------------------------------------------------------------

Class C (%)
  Return Before Taxes                                1.93               3.88
  Return After Taxes on Distributions                1.83               3.85
  Return After Taxes on Distributions
    and Sale of Fund Shares                          2.55               3.83
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index (%)             5.13               5.23(30)
-------------------------------------------------------------------------------

(29) Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class T shares (for Class A) and Class G shares (for Class B and Class C) for periods prior to their inception (adjusted to reflect the sales charges applicable to Class A, B and C shares, respectively). The returns for Class T and G shares include the returns of Retail A Shares (for Class T) and Retail B Shares (for Class G) of the Galaxy New Jersey Fund for periods prior to the date of this prospectus. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class A, B and C shares were initially offered on November 18, 2002.

(30) Performance information is from March 31, 1998.

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UNDERSTANDING EXPENSES

SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs including pricing and custody services.

EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

-    $10,000 initial investment

-    5% total return for each year

-    Fund operating expenses remain the same

-    Assumes reinvestment of all dividends and distributions

-    Assumes Class B shares convert to Class A shares after eight years


--------------------------------------------------------------------------------
SHAREHOLDER FEES(31) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                 CLASS A     CLASS B     CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)            4.75        0.00        0.00
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
  redemptions (%) (as a percentage of the
  lesser of purchase price or redemption price)    1.00(32)    5.00        1.00
--------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of
 amount redeemed, if applicable)                    (33)       (33)         (33)

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                              CLASS A     CLASS B      CLASS C
Management fee(34) (%)                          0.75        0.75        0.75
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)       0.25        1.00        1.00(36)
--------------------------------------------------------------------------------
Other expenses(35) (%)                          0.45        0.54        0.54
--------------------------------------------------------------------------------
Total annual fund operating expenses(34) (%)    1.45        2.29        2.29(36)

(31) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(32) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(33) There is a $7.50 charge for wiring sale proceeds to your bank.

(34) The Fund's advisor has voluntarily agreed to waive a portion of the management fee. As a result, the management fee would be 0.55% and total annual fund operating expenses for Class A, B and C shares would be 1.25%, 2.09% and 1.74%, respectively, taking into account the 12b-1 fee waiver for Class C shares discussed in footnote 36. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy New Jersey Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.

(35) Other expenses have been restated to reflect current contractual arrangements.

(36) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fees for Class C shares. As a result, the 12b-1 fees for Class C shares would be 0.65% and the total annual fund operating expenses for Class C shares would be 1.74% taking into account the management fee waiver described in footnote 34. This arrangement may be modified or terminated at any time.

--------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------

CLASS                                                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
Class A                                                      $616       $  912      $1,230       $2,128
-------------------------------------------------------------------------------------------------------
Class B: did not sell your shares                            $232       $  715      $1,225       $2,415
         sold all your shares at the end of the period       $732       $1,015      $1,425       $2,415
-------------------------------------------------------------------------------------------------------
Class C: did not sell your shares                            $232       $  715      $1,225       $2,626
         sold all your shares at the end of the period       $332       $  715      $1,225       $2,626


PERFORMANCE HISTORY (NEW YORK)
--------------------------------------------------------------------------------


Because Class A, Class B and Class C shares have not been offered for a full calendar year, the information provided in the bar chart below shows the Fund's calendar year total returns for its Class T shares. The performance table following the bar chart shows how the Fund's average annual returns for Class T shares, adjusted to reflect the sales charges of the Class A shares, and Class G shares, adjusted to reflect the sales charges of the Class B and Class C shares, respectively, compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. Class T and Class G shares are offered to certain investors through a separate prospectus. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.

--------------------------------------------------------------------------------
UNDERSTANDING PERFORMANCE

CALENDAR YEAR TOTAL RETURNS show the Fund's Class T share performance for each of the last ten complete calendar years.(37) They include the effects of Class T expenses, but not the effects of sales charges. Class A, Class B and Class C shares are subject to sales charges, 12b-1 fees and different expenses that are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's Class T average performance, for Class A shares, and Class G average performance, for Class B and Class C shares, over the past one-year, five-year and ten-year periods. They include the effects of Class T or Class G expenses, as applicable. The table shows for each class the relevant performance adjusted to reflect the effect of sales charges of each class.(38)

The Fund's returns are compared to the Lehman Brothers Municipal Bond Index, an unmanaged index that tracks the performance of municipal bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   CALENDAR YEAR TOTAL RETURNS (CLASS T)(37)
--------------------------------------------------------------------------------

    [Graphic Omitted]


1992                           8.26%
1993                          12.30%
1994                          -7.28%
1995                          16.85%
1996                           3.38%
1997                           8.66%
1998                           5.96%
1999                          -3.66%
2000                          12.38%
2001                           3.10%

The Fund's year-to-date total return     For the period shown in bar chart:
through September 30, 2002 was +10.35%.  Best quarter: 1st quarter 1995, +7.39%
                                         Worst quarter: 1st quarter 1994, -6.55%

(37) Because Class A, B and C shares have not completed a full calendar year, the bar chart total returns shown are for Class T shares. The calendar year total returns shown for Class T shares include the returns of Retail A Shares of the Galaxy New York Municipal Bond Fund (the Galaxy New York
     Fund), the predecessor to the Fund, for periods prior to the date of this prospectus. Class T shares are not offered in this prospectus. Class A, B and C shares would have substantially similar returns because they are invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A, B and C shares exceed expenses paid by Class T shares.

After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001(38)
--------------------------------------------------------------------------------

                                              1 YEAR       5 YEARS      10 YEARS
Class A (%)
  Return Before Taxes                         -1.76         4.13         5.24
  Return After Taxes on Distributions         -1.76         4.13         5.24
  Return After Taxes on Distributions
    and Sale of Fund Shares                    0.47         4.16         5.13
-------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                         -2.41         4.70         5.70
  Return After Taxes on Distributions         -2.41         4.70         5.70
  Return After Taxes on Distributions
    and Sale of Fund Shares                   -0.08         4.64         5.52
-------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                          1.55         5.03         5.70
  Return After Taxes on Distributions          1.55         5.03         5.70
  Return After Taxes on Distributions
    and Sale of Fund Shares                    2.34         4.90         5.52
-------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index (%)       5.13         5.98         6.63
-------------------------------------------------------------------------------------

(38) Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class T shares (for Class A) and Class G shares (for Class B and Class C) for periods prior to their inception (adjusted to reflect the sales charges applicable to Class A, B and C shares, respectively). The returns for Class T and G shares include the returns of Retail A Shares (for Class T) and Retail B Shares (for Class G) of the Galaxy New York Fund for periods prior to the date of this prospectus. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class A, B and C shares were initially offered on November 18, 2002.

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.



--------------------------------------------------------------------------------
UNDERSTANDING EXPENSES

SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs including pricing and custody services.

EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

-    $10,000 initial investment

-    5% total return for each year

-    Fund operating expenses remain the same

-    Assumes reinvestment of all dividends and distributions

-    Assumes Class B shares convert to Class A shares after eight years
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
SHAREHOLDER FEES(39) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------



                                                                            CLASS A        CLASS B      CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                       4.75           0.00         0.00
---------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)         1.00(40)       5.00         1.00
---------------------------------------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount redeemed, if applicable)         (41)           (41)         (41)



--------------------------------------------------------------------------------
   ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------



                                                CLASS A    CLASS B    CLASS C
Management fee(42) (%)                            0.75       0.75       0.75
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)         0.25       1.00       1.00(44)
--------------------------------------------------------------------------------
Other expenses(43) (%)                            0.29       0.33       0.33
--------------------------------------------------------------------------------
Total annual fund operating expenses(42) (%)      1.29       2.08       2.08(44)


(39) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(40) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(41) There is a $7.50 charge for wiring sale proceeds to your bank.


(42) The Fund's advisor has voluntarily agreed to waive a portion of the management fee. As a result, the management fee would be 0.55% and total annual fund operating expenses for Class A, B and C shares would be 1.09%, 1.88% and 1.53%, respectively, taking into account the 12b-1 fee waiver for Class C shares discussed in footnote 44. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy New York Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.


(43) Other expenses have been restated to reflect current contractual arrangements.


(44) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fees for Class C shares. As a result, the 12b-1 fees for Class C shares would be 0.65% and the total annual fund operating expenses for Class C shares would be 1.53% taking into account the management fee waiver described in footnote 42. This arrangement may be modified or terminated at any time.


--------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------

CLASS                                                        1 YEAR     3 YEARS     5 YEARS     10 YEARS
Class A                                                       $600        $865       $1,149      $1,958
--------------------------------------------------------------------------------------------------------
Class B: did not sell your shares                             $211        $652       $1,119      $2,208
         sold all your shares at the end of the period        $711        $952       $1,319      $2,208
--------------------------------------------------------------------------------------------------------
Class C: did not sell your shares                             $211        $652       $1,119      $2,410
         sold all your shares at the end of the period        $311        $652       $1,119      $2,410

PERFORMANCE HISTORY (PENNSYLVANIA)
-------------------------------------------------------------------------------


Because Class A, Class B and Class C shares have not been offered for a full calendar year, the information provided in the bar chart below shows the Fund's calendar year total returns for its Class Z shares. Class Z shares are offered to certain investors through a separate prospectus. The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares, adjusted to reflect the sales charges of the Class A, Class B and Class C shares, respectively, compare with those of broad measures of market performance for 1 year, 5 years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.

-------------------------------------------------------------------------------
UNDERSTANDING PERFORMANCE

CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each calendar year since the Fund commenced operations.(45) They include the effects of Class Z expenses, but not the effects of sales charges. Class A, Class B and Class C shares are subject to sales charges, 12b-1 fees and different expenses that are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's Class Z average performance over the past one-year, five-year and life of the Fund periods. They include the effects of Class Z expenses. The table shows for each class the Class Z performance adjusted to reflect the effect of sales charges of each class.(46)

In 2001, the Fund began comparing itself to the Lehman Brothers Municipal Bond Index, an unmanaged index that tracks the performance of municipal bonds. Previously, the Fund's returns were compared only to the Lehman Brothers 5-Year Municipal Bond Index, an unmanaged index that tracks the performance of investment grade municipal bonds with remaining maturities of between 4 and 6 years. The advisor added the new index because it believes the index offers shareholders a more useful comparison of the Fund's relative performance. The Fund's average annual returns for the one-year, five-year and the life of the Fund periods are shown compared to the Lehman Brothers Municipal Bond Index and the Lehman Brothers 5-Year Municipal Bond Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS (CLASS Z)(45)
----------------------------------------------------------------------------


1992
1993
1994                          -2.58%
1995                          11.53%
1996                           3.89%
1997                           7.18%
1998                           4.84%
1999                          -7.06%
2000                          13.31%
2001                           4.70%

The Fund's year-to-date total return     For the period shown in bar chart:
through September 30, 2002 was +9.92%.   Best quarter: 4th quarter 2000, +5.64%
                                         Worst quarter: 1st quarter 1994, -3.30%

(45) Because Class A, B and C shares have not completed a full calendar year, the bar chart total returns shown are for Class Z shares. The calendar year total returns shown for Class Z shares include the returns of Trust Shares of the Galaxy Pennsylvania Municipal Bond Fund (the Galaxy

     Pennsylvania Fund), the predecessor to the Fund, for periods prior to the date of this prospectus, and returns of Class I Shares of the Pennsylvania Municipal Securities Fund (the Pillar Fund), the predecessor to the Galaxy Pennsylvania Fund, for periods prior to August 27, 2001. Class Z shares are not offered in this prospectus. Class A, B and C shares would have substantially similar returns because they are invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A, B and C shares (in particular, 12b-1 fees, which Class Z shares do not pay) exceed expenses paid by Class Z shares.



After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



----------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001(46)
----------------------------------------------------------------------------



                                                                                            LIFE OF
                                                                     1 YEAR     5 YEARS     THE FUND
Class A (%)
  Return Before Taxes                                                 -0.29        3.36        3.83
  Return After Taxes on Distributions                                 -0.29        3.21        3.74
  Return After Taxes on Distributions and Sale of Fund Shares          1.39        3.50        3.86
-------------------------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                                 -0.30        4.05        4.42
  Return After Taxes on Distributions                                 -0.30        3.90        4.33
  Return After Taxes on Distributions and Sale of Fund Shares          1.47        4.08        4.36
-------------------------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                                  3.70        4.38        4.42
  Return After Taxes on Distributions                                  3.70        4.23        4.33
  Return After Taxes on Distributions and Sale of Fund Shares          3.91        4.35        4.36
-------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index (%)                               5.13        5.98        6.07(47)
-------------------------------------------------------------------------------------------------------
Lehman Brothers 5-Year Municipal Bond Index (%)                        6.21        5.35        5.34(47)
-------------------------------------------------------------------------------------------------------

(46) Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class Z shares for periods prior to their inception. The returns for Class Z shares include the returns for Trust Shares of the Galaxy Pennsylvania Fund for periods prior to the date of this prospectus, and returns of the Pillar Fund for periods prior to August 27, 2001. These returns have not been adjusted to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower.

(47) Performance information is from April 30, 1993.




YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


--------------------------------------------------------------------------------
UNDERSTANDING EXPENSES

SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs including pricing and custody services.

EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

-    $10,000 initial investment

-    5% total return for each year

-    Fund operating expenses remain the same

-    Assumes reinvestment of all dividends and distributions

-    Assumes Class B shares convert to Class A shares after eight years
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SHAREHOLDER FEES(48) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                                            CLASS A       CLASS B      CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                       4.75          0.00         0.00
--------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)         1.00(49)      5.00         1.00
--------------------------------------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount redeemed, if applicable)        (50)          (50)         (50)

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                                  CLASS A    CLASS B   CLASS C
Management fee(51) (%)                              0.75       0.75     0.75
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)           0.25       1.00     1.00(53)
--------------------------------------------------------------------------------
Other expenses(52) (%)                              0.39       0.39     0.39
--------------------------------------------------------------------------------
Total annual fund operating expenses(51) (%)        1.39       2.14     2.14(53)

(48) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(49) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(50) There is a $7.50 charge for wiring sale proceeds to your bank.

(51) The Fund's advisor has voluntarily agreed to waive a portion of the management fee. As a result, the management fee would be 0.55% and total annual fund operating expenses for Class A, B and C shares would be 1.19%, 1.94% and 1.59%, respectively, taking into account the 12b-1 fee waiver for Class C shares discussed in footnote 53. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Pennsylvania Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.

(52) Other expenses have been restated to reflect current contractual arrangements.

(53) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fees for Class C shares. As a result, the 12b-1 fees for Class C shares would be 0.65% and the total annual fund operating expenses for Class C shares would be 1.59% taking into account the management fee waiver described in footnote 51. This arrangement may be modified or terminated at any time.



--------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------



CLASS                                                         1 YEAR     3 YEARS      5 YEARS     10 YEARS
Class A                                                        $610        $894       $1,199       $2,064
---------------------------------------------------------------------------------------------------------
Class B: did not sell your shares                              $217        $670       $1,149       $2,282
         sold all your shares at the end of the period         $717        $970       $1,349       $2,282
---------------------------------------------------------------------------------------------------------
Class C: did not sell your shares                              $217        $670       $1,149       $2,472
         sold all your shares at the end of the period         $317        $670       $1,149       $2,472



PERFORMANCE HISTORY (RHODE ISLAND)
--------------------------------------------------------------------------------
Because Class A, Class B and Class C shares have not been offered for a full calendar year, the information provided in the bar chart below shows the Fund's calendar year total returns for its Class T shares. The performance table following the bar chart shows how the Fund's average annual returns for Class T shares, adjusted to reflect the sales charges of the Class A shares, and Class G shares, adjusted to reflect the sales charges of the Class B and Class C shares, respectively, compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund. Class T and Class G shares are offered to certain investors through a separate prospectus. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.



--------------------------------------------------------------------------------
UNDERSTANDING PERFORMANCE



CALENDAR YEAR TOTAL RETURNS show the Fund's Class T share performance for each complete calendar year since the Fund commenced operations.(54) They include the effects of Class T expenses, but not the effects of sales charges. Class A, Class B and Class C shares are subject to sales charges, 12b-1 fees and different expenses that are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.



AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's Class T average performance, for Class A shares, and Class G average performance, for Class B and Class C shares, over the past one-year, five-year and life of the Fund periods. They include the effects of Class T or Class G expenses, as applicable. The table shows for each class the relevant performance adjusted to reflect the effect of sales charges of each class.(55)



The Fund's returns are compared to the Lehman Brothers Municipal Bond Index, an unmanaged index that tracks the performance of municipal bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS (CLASS T)(54)
--------------------------------------------------------------------------------


1992
1993
1994
1995                          14.31%
1996                           3.63%
1997                           8.54%
1998                           5.87%
1999                          -2.77%
2000                          11.58%
2001                           4.21%

The Fund's year-to-date total return     For the period shown in bar chart:
through September 30, 2002 was +8.96%.   Best quarter: 1st quarter 1995, +4.90%
                                         Worst quarter: 2nd quarter 1999, -1.90%

(54) Because Class A, B and C shares have not completed a full calendar year, the bar chart total returns shown are for Class T shares. The calendar year total returns shown for Class T shares include the returns of Retail A Shares of the Galaxy Rhode Island Municipal Bond Fund (the Galaxy Rhode Island Fund), the predecessor to the Fund, for periods prior to the date of this prospectus. Class T shares are not offered in this prospectus. Class A, B and C shares would have substantially similar returns because they are invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A, B and C shares exceed expenses paid by Class T shares.



After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001(55)
--------------------------------------------------------------------------------

                                                                                             LIFE OF
                                                                    1 YEAR      5 YEARS      THE FUND
Class A (%)
  Return Before Taxes                                               -0.75         4.36         5.61
  Return After Taxes on Distributions                               -0.75         4.33         5.53
  Return After Taxes on Distributions and Sale of Fund Shares        1.23         4.38         5.42
-------------------------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                               -1.54         4.89         6.23
  Return After Taxes on Distributions                               -1.54         4.86         6.16
  Return After Taxes on Distributions and Sale of Fund Shares        0.53         4.81         5.94
-------------------------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                                2.45         5.22         6.23
  Return After Taxes on Distributions                                2.45         5.19         6.16
  Return After Taxes on Distributions and Sale of Fund Shares        2.96         5.08         5.94
-------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index (%)                             5.13         5.98         7.32(56)
-------------------------------------------------------------------------------------------------------



(55) Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class T shares (for Class A) and Class G shares (for Class B and Class C) for periods prior to their inception (adjusted to reflect the sales charges applicable to Class A, B and C shares, respectively). The returns for Class T and G shares include the returns of Retail A Shares (for Class T) and Retail B Shares (for Class
     G) of the Galaxy Rhode Island Fund for periods prior to the date of this prospectus. The returns shown for Class G shares also include the returns of Retail A Shares for periods prior to the inception of Retail B Shares of the Galaxy Rhode Island Fund (March 1, 2001). The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class A, B and C shares were initially offered on November 18, 2002.



(56) Performance information is from December 31, 1994.




YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

--------------------------------------------------------------------------------
UNDERSTANDING EXPENSES

SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs including pricing and custody services.

EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

-    $10,000 initial investment

-    5% total return for each year

-    Fund operating expenses remain the same

-    Assumes reinvestment of all dividends and distributions

-    Assumes Class B shares convert to Class A shares after eight years
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER FEES(56) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------


                                                                             CLASS A       CLASS B     CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                        4.75          0.00        0.00
--------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)          1.00(57)      5.00        1.00
--------------------------------------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount redeemed, if applicable)          (58)          (58)        (58)


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                CLASS A    CLASS B    CLASS C


Management fee(59) (%)                            0.75       0.75       0.75
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)         0.25       1.00       1.00(61)
--------------------------------------------------------------------------------
Other expenses(60) (%)                            0.19       0.21       0.21
--------------------------------------------------------------------------------
Total annual fund operating expenses(59) (%)      1.19       1.96       1.96(61)

(56) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(57) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(58) There is a $7.50 charge for wiring sale proceeds to your bank.

(59) The Fund's advisor has voluntarily agreed to waive a portion of the management fee. As a result, the management fee would be 0.55% and total annual fund operating expenses for Class A, B and C shares would be 0.99%, 1.76% and 1.41%, respectively, taking into account the 12b-1 fee waiver for Class C shares discussed in footnote 61. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Rhode Island Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.

(60) Other expenses have been restated to reflect current contractual arrangements.

(61) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fees for Class C shares. As a result, the 12b-1 fees for Class C shares would be 0.65% and the total annual fund operating expenses for Class C shares would be 1.41% taking into account the management fee waiver described in footnote 59. This arrangement may be modified or terminated at any time.

--------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------

CLASS                                                         1 YEAR      3 YEARS     5 YEARS      10 YEARS
Class A                                                        $591         $835       $1,098       $1,850
------------------------------------------------------------------------------------------------------------
Class B: did not sell your shares                              $199         $615       $1,057       $2,086
         sold all your shares at the end of the period         $699         $915       $1,257       $2,086
------------------------------------------------------------------------------------------------------------
Class C: did not sell your shares                              $199         $615       $1,057       $2,285
         sold all your shares at the end of the period         $299         $615       $1,057       $2,285

--------------------------------------------------------------------------------
YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When a Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor firm or your payment has been received and your application is complete, including all necessary signatures.
--------------------------------------------------------------------------------


INVESTMENT MINIMUMS

Initial Investment ..................................................     $1,000
Subsequent Investments ..............................................     $   50
Automatic Investment Plan* ..........................................     $   50
Retirement Plans* ...................................................     $   25

*    The initial investment minimum of $1,000 is waived on these plans.

Each Fund reserves the right to change these investment minimums. Each Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
--------------------------------------------------------------------------------

METHOD               INSTRUCTIONS
Through your         Your financial advisor can help you establish your account
financial advisor    and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor firm must
                     receive your request prior to the close of the New York
                     Stock Exchange (NYSE), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing the
                     purchase for you.
--------------------------------------------------------------------------------
By check             For new accounts send a completed application and check
(new account)        made payable to the Fund to the transfer agent, Liberty
                     Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
--------------------------------------------------------------------------------
By check             For existing accounts fill out and return the additional
(existing account)   investment stub included in your quarterly statement, or
                     send a letter of instruction including your Fund name and
                     account number with a check made payable to the Fund to
                     Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA
                     02266-8081.
--------------------------------------------------------------------------------

By exchange          You or your financial advisor may acquire shares for your
                     account by exchanging shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money
                     market fund. To exchange by telephone, call 1-800-422-3737.
--------------------------------------------------------------------------------
By wire              You may purchase shares by wiring money from your bank
                     account to your Fund account. To wire funds to your Fund
                     account, call 1-800-422-3737 to obtain a control number and the wiring instructions.
--------------------------------------------------------------------------------
By electronic        You may purchase shares by electronically transferring
funds transfer       money from your bank account to your Fund account by
                     calling 1-800-422-3737. An electronic funds transfer may
                     take up to two business days to settle and be considered in
                     "good form." You must set up this feature prior to your
                     telephone request. Be sure to complete the appropriate
                     section of the application.
--------------------------------------------------------------------------------
Automatic            You can make monthly or quarterly investments automatically
investment plan      from your bank account to your Fund account. You can select a pre-authorized amount to be sent via electronic funds
                     transfer. Be sure to complete the appropriate section of
                     the application for this feature.
--------------------------------------------------------------------------------
Automated dollar     You can purchase shares for your account by exchanging $100
cost averaging       or more each month from another fund for shares of the same class of the Fund at no additional cost. You must have a
                     current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so
                     long as your fund balance is sufficient to complete the
                     transfers. You may terminate your program or change the
                     amount of the exchange (subject to the $100 minimum) by
                     calling 1-800-422-3737. Be sure to complete the appropriate section of the account application for this feature.
--------------------------------------------------------------------------------
By dividend          You may automatically invest dividends distributed by
diversification      another fund into the same class of shares of the Fund at
                     no additional sales charge. To invest your dividends in the
                     Fund, call 1-800-345-6611.
--------------------------------------------------------------------------------

SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of a Fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.

CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. A portion of the sales charge is paid as a commission to your financial advisor firm on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS


Each Fund offers three classes of shares in this prospectus -- CLASS A, B AND C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor firm does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you. The Funds may also offer additional classes of shares, including Class T, G and Z shares, exclusively to certain institutional and other investors. These shares are made available through separate prospectuses provided to eligible institutional and other investors.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   CLASS A SALES CHARGES
--------------------------------------------------------------------------------

                                                                   % OF OFFERING
                                      AS A % OF                        PRICE
                                      THE PUBLIC      AS A %        RETAINED BY
                                       OFFERING       OF YOUR        FINANCIAL
AMOUNT OF PURCHASE                      PRICE       INVESTMENT        ADVISOR
Less than $50,000                        4.75          4.99            4.25
--------------------------------------------------------------------------------
$50,000 to less than $100,000            4.50          4.71            4.00
--------------------------------------------------------------------------------
$100,000 to less than $250,000           3.50          3.63            3.00
--------------------------------------------------------------------------------
$250,000 to less than $500,000           2.50          2.56            2.00
--------------------------------------------------------------------------------
$500,000 to less than $1,000,000         2.00          2.04            1.75
--------------------------------------------------------------------------------
$1,000,000 or more                       0.00          0.00            0.00

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

--------------------------------------------------------------------------------
PURCHASES OVER $1 MILLION
--------------------------------------------------------------------------------


AMOUNT PURCHASED                                                    COMMISSION %
First $3 million                                                        1.00
--------------------------------------------------------------------------------
$3 million to less than $5 million                                      0.80
--------------------------------------------------------------------------------
$5 million to less than $25 million                                     0.50
--------------------------------------------------------------------------------
$25 million or more                                                     0.25



The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.



For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.


--------------------------------------------------------------------------------
UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES
--------------------------------------------------------------------------------
Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the

CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. Ask your financial advisor or Liberty's distributor, or consult the SAI, for other instances in which the CDSC is waived. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.
--------------------------------------------------------------------------------


REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children reaches a sales charge discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.


CLASS B SHARES Your purchases of Class B shares are made at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor firm an up-front commission on sales of Class B shares as described in the charts below.



PURCHASES OF LESS THAN $250,000


--------------------------------------------------------------------------------
CLASS B SALES CHARGES
--------------------------------------------------------------------------------

                                                                 % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                    SHARES ARE SOLD
Through first year                                                     3.00
--------------------------------------------------------------------------------
Through second year                                                    2.00
--------------------------------------------------------------------------------
Through third year                                                     1.00
--------------------------------------------------------------------------------
Through fourth year                                                    3.00
--------------------------------------------------------------------------------
Through fifth year                                                     2.00
--------------------------------------------------------------------------------
Through sixth year                                                     2.00
--------------------------------------------------------------------------------
Longer than six years                                                  1.00


Commission to financial advisors is 4.00%.
Automatic conversion to Class A shares occurs eight years after purchase.

You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor firm which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisor firms are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating firms, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating firms, Rights of Accumulation apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children is at or above a discount level, your next purchase will be subject to the lower CDSC and the applicable reduced holding period.

PURCHASES OF $250,000 TO LESS THAN $500,000:

--------------------------------------------------------------------------------
CLASS B SALES CHARGES
--------------------------------------------------------------------------------

                                                                 % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                    SHARES ARE SOLD
Through first year                                                     3.00
--------------------------------------------------------------------------------
Through second year                                                    2.00
--------------------------------------------------------------------------------
Through third year                                                     1.00
--------------------------------------------------------------------------------
Longer than three years                                                0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares occurs four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

--------------------------------------------------------------------------------
CLASS B SALES CHARGES
--------------------------------------------------------------------------------

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD
Through first year                                                    3.00
-------------------------------------------------------------------------------
Through second year                                                   2.00
-------------------------------------------------------------------------------
Through third year                                                    1.00

Commission to financial advisors is 1.75%.


Automatic conversion to Class A shares occurs three years after purchase.


If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor that does not, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.


Please see Appendix III of the Statement of Additional Information for the CDSCs and conversion schedule applicable to Class B shares received by Galaxy Fund Prime B shareholders in connection with the reorganization of the Galaxy Fund into the Fund.


CLASS C SHARES Your purchases of Class C shares are made at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor firm an up-front commission of 1.00% on sales of Class C shares.

--------------------------------------------------------------------------------
CLASS C SALES CHARGES
--------------------------------------------------------------------------------

                                                                 % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                    SHARES ARE SOLD
Through first year                                                     1.00
--------------------------------------------------------------------------------
Longer than one year                                                   0.00

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Shareholders of Liberty Acorn funds that qualify to purchase Class A shares at net asset value may exchange their Class A shares for Class Z shares of another fund distributed by Liberty Funds Distributor, Inc. (see the Statement of Additional Information for a description of these situations). Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. A Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of a Fund on any regular business day that the NYSE is open. When a Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information. A Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

--------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
--------------------------------------------------------------------------------


METHOD               INSTRUCTIONS
Through your         You may call your financial advisor to place your sell
financial advisor    order. To receive the current trading day's price, your
                     financial advisor firm must receive your request prior to
                     the close of regular trading on the NYSE, usually 4:00 p.m.
                     Eastern time. Your financial advisor may charge you fees
                     for executing a redemption for you.
--------------------------------------------------------------------------------
By exchange          You or your financial advisor may sell shares by exchanging from a Fund into the same share class (and in some cases,
                     certain other classes) of another fund distributed by
                     Liberty Funds Distributor, Inc. at no additional cost. To
                     exchange by telephone, call 1-800-422-3737.
--------------------------------------------------------------------------------
By telephone         You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the
                     Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day
                     period. You do not need to set up this feature in advance
                     of your call. Certain restrictions apply to retirement
                     accounts. For details, call 1-800-345-6611.
--------------------------------------------------------------------------------
By mail              You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the
                     address below. In your letter of instruction, note the
                     Fund's name, share class, account number, and the dollar
                     value or number of shares you wish to sell. All account
                     owners must sign the letter, and signatures must be
                     guaranteed by either a bank, a member firm of a national
                     stock exchange or another eligible guarantor institution.
                     Additional documentation is required for sales by
                     corporations, agents, fiduciaries, surviving joint owners
                     and individual retirement account owners. For details, call
                     1-800-345-6611.

                     Mail your letter of instruction to Liberty Funds Services,
                     Inc., P.O. Box 8081, Boston, MA 02266-8081.
--------------------------------------------------------------------------------
By wire              You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your
                     telephone request. Be sure to complete the appropriate
                     section of the account application for this feature.
--------------------------------------------------------------------------------
By systematic        You may automatically sell a specified dollar amount or
withdrawal plan      percentage of your account on a monthly, quarterly or semi-
                     annual basis and have the proceeds sent to you if your
                     account balance is at least $5,000. This feature is not
                     available if you hold your shares in certificate form. All dividend and capital gains distributions must be
                     reinvested. Be sure to complete the appropriate section of the account application for this feature.
--------------------------------------------------------------------------------
By electronic        You may sell shares and request that the proceeds be
funds transfer       electronically transferred to your bank. Proceeds may take up to two business days to be received by your bank. You
                     must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
-------------------------------------------------------------------------------
The Funds do not permit short-term or excessive trading in their shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of each Fund, each Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
Each Fund has adopted a plan under Rule 12b-1 that permits it to pay the Funds' distributor marketing and other fees to support the sale and distribution of Class A, B, and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class B shares.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUNDS' SHARE PRICE IS DETERMINED The price of each class of each Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, each Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Funds may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Funds in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Funds' web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.


SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.



DIVIDENDS, DISTRIBUTIONS AND TAXES The Funds have the potential to make the following distributions:


--------------------------------------------------------------------------------
TYPES OF DISTRIBUTIONS
--------------------------------------------------------------------------------

Dividends            Represents interest and dividends earned from securities
                     held by a Fund, net of expenses incurred by the Fund.
--------------------------------------------------------------------------------
Capital gains        Represents net long-term capital gains on sales of
                     securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS Each Fund declares dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Dividends begin to accrue on the day that a Fund receives payment and stop accruing on the day prior to the shares leaving the account. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

--------------------------------------------------------------------------------
UNDERSTANDING FUND DISTRIBUTIONS

Each Fund earns income from the securities it holds. Each Fund also may realize capital gains or losses on sales of its securities. Each Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains, generally based on the number of shares you own at the time these distributions are declared.
--------------------------------------------------------------------------------

If you do not indicate on your application or at the time your account is established your preference for handling distributions, a Fund will automatically reinvest all distributions in additional shares of the Fund.

-------------------------------------------------------------------------------
DISTRIBUTION OPTIONS
-------------------------------------------------------------------------------

Reinvest all distributions in additional shares of your current fund
-------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
-------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
-------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):

-    send the check to your address of record

-    send the check to a third party address

-    transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund. All subsequent distributions will be reinvested.

TAX CONSEQUENCES For federal income tax purposes, distributions of investment income by a Fund, whether in cash or additional securities, will ordinarily constitute tax-exempt income. Generally, gains realized by a Fund on the sale or exchange of investments, the income from which is tax-exempt, will be taxable to shareholders. In addition, an investment in a Fund may result in liability for federal alternative minimum tax for both individuals and corporate shareholders. The Funds intend to distribute federally tax-exempt income. The Funds may invest a portion of their assets in securities that generate income subject to federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes.

You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in a Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by each Fund, you may realize a capital gain or loss when selling and exchanging shares of a Fund. Such transactions may also be subject to federal, state and local income tax.
--------------------------------------------------------------------------------
MANAGING THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. In its duties as investment advisor, Fleet runs each Fund's day-to-day business, including placing all orders for the purchase and sale of each Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2001, Fleet and its affiliates managed over $166 billion in assets.



For the fiscal year or period ended October 31, 2001, aggregate advisory fees paid to Fleet by the Connecticut Intermediate Municipal Fund, the Massachusetts Intermediate Municipal Bond Fund, the Florida Intermediate Municipal Bond Fund, the New Jersey Intermediate Municipal Bond Fund, the New York Intermediate Municipal Bond Fund, the Pennsylvania Intermediate Municipal Bond Fund, and the Rhode Island Intermediate Municipal Bond Fund amounted to 0.40%, 0.59%, 0.56%, 0.41%, 0.55%, 0.29%, and 0.50%, respectively, of average daily net assets of the relevant Fund.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Fleet's municipal bond portfolio management team is responsible for the day-to-day management of the Funds' investment portfolios. The team has managed each Fund since 1998.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's Class T or Class Z financial performance. Information shown includes that of Retail A Shares of the Galaxy Connecticut Fund, the Galaxy Massachusetts Fund, the Galaxy New Jersey Fund, the Galaxy New York Fund, and the Galaxy Rhode Island Fund for periods prior to the date of this prospectus, Trust Shares of the preceding Funds prior to June 26, 2001, and Trust Shares of the Galaxy Florida Fund and the Galaxy Pennsylvania Fund for periods prior to the date of this prospectus. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

The Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Florida Intermediate Municipal Bond Fund each began operations as separate portfolios (the Predecessor 1784 Funds) of the Boston 1784 Funds. On June 26, 2000, each Predecessor 1784 Fund was reorganized as a new portfolio of the Galaxy Funds. Information shown for the Connecticut Intermediate Municipal Bond Fund, the Massachusetts Intermediate Municipal Bond Fund and the Florida Intermediate Municipal Bond Fund is that of shares of the respective Predecessor 1784 Fund prior to June 26, 2000.

The Pennsylvania Intermediate Municipal Bond Fund began operations as a separate portfolio (the Predecessor Pillar Fund) of The Pillar Funds. On August 27, 2001, the Predecessor Pillar Fund was reorganized as a new portfolio of the Galaxy Funds. The information shown for the Pennsylvania Intermediate Municipal Bond Fund is that of I shares of the Predecessor Pillar Fund for periods prior to August 27, 2001, and that of Trust Shares of the Galaxy Pennsylvania Fund for periods prior to the date of this prospectus.



Except as described below with respect to the Predecessor 1784 Funds and Predecessor Pillar Fund, the information in the financial highlights tables for the fiscal years or periods ended on or after October 31, 1999 has been audited by Ernst & Young, LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated October 31, 2001 and are incorporated by reference into the SAI. With respect to the New Jersey Intermediate Municipal Bond Fund, New York Intermediate Municipal Bond Fund and Rhode Island Intermediate Municipal Bond Fund, the information for the fiscal years ended on or prior to October 31, 1998 was audited by Galaxy's former auditors.


With respect to the Predecessor 1784 Funds, the information for the fiscal years or periods ended on or after May 31, 1997 was audited by the Predecessor 1784 Funds' former independent accounts, PricewaterhouseCoopers LLP, whose report, dated July 17, 2000, is also incorporated by reference into the SAI.

With respect to the Predecessor Pillar Fund, the information for the fiscal years ended on or prior to December 31, 2000 was audited by the Predecessor Pillar Fund's former auditors, Arthur Andersen LLP, whose report, dated February 15, 2001, is also incorporated by reference into the SAI. You can request a free annual report by calling 1-800-426-3750.


--------------------------------------------------------------------------------
LIBERTY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND(a)
--------------------------------------------------------------------------------



                                                              SIX MONTHS ENDED      YEAR ENDED     PERIOD ENDED
                                                                 APRIL 30,         OCTOBER 31,      OCTOBER 31,
                                                                    2002               2001           2000
                                                                (UNAUDITED)
                                                                  CLASS T            CLASS T         CLASS T(B)
NET ASSET VALUE -- BEGINNING OF PERIOD ($)                         10.92              10.41            10.22
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(c)                                          0.21               0.43             0.15(f)
  Net realized and unrealized gain (loss                           (0.14)              0.50             0.19
-------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                  0.07               0.93             0.34
-------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                       (0.21)             (0.42)           (0.15)
  From net realized capital gains                                    --                 --               --
-------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                     (0.21)             (0.42)           (0.15)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                               10.78              10.92            10.41
-------------------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                              0.65(g)            9.10             3.23(g)
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                         1.08(h)            1.12             1.37(h)
  Expenses (including reimbursement/waiver)                         0.88(h)            0.93             0.95(h)
  Net investment income (including reimbursement/waiver)            3.90(h)            3.97             4.20(h)
Portfolio turnover rate (%)                                            3(g)              36               30(g)

NET ASSETS, END OF PERIOD (000'S) ($)                             25,979             27,691               66

(a) The information shown in this table relates to Retail A Shares of the Galaxy Connecticut Fund, the predecessor to the Fund.

(b)  The Galaxy Connecticut Fund began offering Retail A Shares on June 26,
     2000.

(c) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class T shares for the six months ended April 30, 2002 (unaudited), the years ended October 31, 2001 and the period ended October 31, 2000 were $0.20, $0.41 and $0.14(f), respectively.

(d) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.

(e) Had the advisor not waived a portion of the expenses, total return would have been lower.

(f) Per share data was calculated using the weighted average shares outstanding method during the period.

(g)  Not annualized.

(h)  Annualized.

--------------------------------------------------------------------------------
LIBERTY FLORIDA INTERMEDIATE MUNICIPAL BOND FUND(A)
--------------------------------------------------------------------------------

                                              SIX MONTHS                     PERIOD                                   PERIOD
                                                ENDED         YEAR ENDED     ENDED                                    ENDED
                                              APRIL 30,      OCTOBER 31,   OCTOBER 31,       YEAR ENDED MAY 31,       MAY 31,
                                                 2002            2001         2000          2000          1999        1998(C)
                                             (UNAUDITED)
                                               CLASS Z         CLASS Z       CLASS Z       CLASS Z       CLASS Z      CLASS Z
NET ASSET VALUE -- BEGINNING OF PERIOD ($)      10.33            9.87          9.51         10.12         10.30         10.00
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                          0.19(b)         0.41          0.17          0.43          0.44          0.43
  Net realized and unrealized gain (loss)       (0.10)           0.46          0.36         (0.61)        (0.04)         0.32
--------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations               0.09            0.87          0.53         (0.18)         0.40          0.75
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):
  From net investment income                    (0.19)          (0.41)        (0.17)        (0.43)        (0.44)        (0.43)
  From net realized capital gains                  --              --            --            --         (0.14)        (0.02)
--------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders  (0.19)          (0.41)        (0.17)        (0.43)        (0.58)        (0.45)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)            10.23           10.33          9.87          9.51         10.12         10.30
--------------------------------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                           0.93(f)         8.92          5.62(f)      (1.76)         3.88          7.63(f)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)      0.94(g)         0.97          1.01(g)       1.15          1.14          1.19(g)
  Expenses (including reimbursement/waiver)      0.73(g)         0.78          0.79(g)       0.80          0.80          0.80(g)
  Net investment income (including
  reimbursement/waiver)                          3.83(g)         4.00          4.22(g)       4.44          4.25          4.59(g)
Portfolio turnover rate (%)                        10(f)           48            23(f)         28            11            21(f)

NET ASSETS, END OF PERIOD (000'S) ($)          75,798          71,355        61,773        61,154        68,796        51,793



(a) The information shown in this table relates to Trust Shares of the Galaxy Florida Fund, the predecessor to the Fund.



(b) Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or its affiliates and/or the administrator for the six months ended April 30, 2002 (unaudited), the year ended October 31, 2001 and the period ended October 31, 2000 were $0.18, $0.39 and $0.16, respectively.

(c)  Period from commencement of operations.

(d)  Total return at net asset value assuming all distributions reinvested.

(e) Had the advisor not waived a portion of the expenses, total return would have been lower.

(f)  Not annualized.

(g)  Annualized.

--------------------------------------------------------------------------------
LIBERTY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND(A)
--------------------------------------------------------------------------------

                                                               SIX MONTHS ENDED
                                                                   APRIL 30,        YEAR ENDED     PERIOD ENDED
                                                                      2002          OCTOBER 31,    OCTOBER 31,
                                                                  (UNAUDITED)         2001            2000
                                                                     CLASS T         CLASS T        CLASS T(B)
NET ASSET VALUE -- BEGINNING OF PERIOD ($)                             10.67          10.18          10.00
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (c)                                             0.20           0.42           0.15(d)
  Net realized and unrealized gain (loss)                              (0.12)          0.49           0.18
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      0.08           0.91           0.33
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                           (0.20)         (0.42)         (0.15)
----------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                         (0.20)         (0.42)         (0.15)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                                   10.55          10.67          10.18
----------------------------------------------------------------------------------------------------------------

Total return (%)(e)(f)                                                  0.77(g)        9.05           3.36(g)
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                             1.06(h)        1.09           1.09(h)
  Expenses (including reimbursement/waiver)                             0.86(h)        0.91           0.93(h)
  Net investment income (including reimbursement/waiver)                3.82(h)        3.98           4.20(h)
Portfolio turnover rate (%)                                                4(g)          54             20(g)

NET ASSETS, END OF PERIOD (000'S) ($)                                 60,139         57,071          1,345

(a) The information shown in this table relates to Retail A Shares of the Galaxy Massachusetts Fund, the predecessor to the Fund.

(b)  The Galaxy Massachusetts Fund began offering Retail A Shares on June 26,
     2000.

(c) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class T shares for the six months ended April 30, 2002 (unaudited), the years ended October 31, 2001 and the period ended October 31, 2000 were $0.19, $0.40 and $0.15(d), respectively.

(d) Per share data was calculated using the weighted average shares outstanding method during the period.

(e) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.

(f) Had the advisor not waived a portion of the expenses, total return would have been lower.

(g)  Not annualized.

(h)  Annualized.


--------------------------------------------------------------------------------
LIBERTY NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND(A)
--------------------------------------------------------------------------------


                                                  SIX MONTHS ENDED                                              PERIOD ENDED
                                                      APRIL 30,               YEAR ENDED OCTOBER 31,             OCTOBER 31,
                                                        2002             2001          2000          1999          1998(B)
                                                     (UNAUDITED)
                                                       CLASS T          CLASS T       CLASS T       CLASS T        CLASS T
NET ASSET VALUE -- BEGINNING OF PERIOD ($)              10.41             9.88          9.56         10.24          10.00
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(c)                               0.19             0.39          0.40          0.36           0.20
  Net realized and unrealized gain (loss)               (0.15)            0.53          0.31         (0.68)          0.24
----------------------------------------------------------------------------------------------------------------------------

  Total from Investment Operations                       0.04             0.92          0.71         (0.32)          0.44
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                            (0.19)           (0.39)        (0.39)        (0.36)         (0.20)
  From net realized capital gains                       (0.05)             --            --            --             --
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to
  Shareholders                                          (0.24)           (0.39)        (0.39)        (0.36)         (0.20)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                    10.21            10.41          9.88          9.56          10.24
----------------------------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                   0.43(f)          9.52          7.61         (3.24)          4.34(f)
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)              1.09(g)          1.31          2.02          2.11           3.65(g)
  Expenses (including reimbursement/waiver)              0.89(g)          0.90          0.99          1.11           1.09(g)
  Net investment income (including
  reimbursement/waiver)                                  3.85(g)          3.86          4.03          3.56           3.62(g)
Portfolio turnover rate (%)                                 5(f)            61            77            41             53(f)

NET ASSETS, END OF PERIOD (000'S) ($)                  10,137           11,248         1,198         1,302            815

(a) The information shown in this table relates to Retail A Shares of the Galaxy New Jersey Fund, the predecessor to the Fund

(b)  The Galaxy New Jersey Fund commenced operations on April 3, 1998.

(c) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the Administrator for Class T shares for the six months ended April 30, 2002 (unaudited), the years ended October 31, 2001, 2000 and 1999 and the period ended October 31, 1998 were $0.18, $0.35, $0.30, $0.26 and $0.06, respectively.

(d) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.

(e) Had the advisor not waived a portion of the expenses, total return would have been lower.

(f)  Not annualized.

(g)  Annualized.

--------------------------------------------------------------------------------
LIBERTY NEW YORK INTERMEDIATE MUNICIPAL BOND FUND(A)
--------------------------------------------------------------------------------

                                                SIX MONTHS ENDED
                                                    APRIL 30,                            YEAR ENDED OCTOBER 31,
                                                      2002             2001         2000         1999         1998         1997
                                                   (UNAUDITED)
                                                     CLASS T          CLASS T      CLASS T      CLASS T      CLASS T      CLASS T
NET ASSET VALUE -- BEGINNING OF PERIOD ($)            11.56            10.99        10.57        11.44        11.09        10.75
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                             0.22             0.47         0.48         0.48         0.48         0.49
  Net realized and unrealized gain (loss)             (0.16)            0.57         0.44        (0.89)        0.35         0.34
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    (0.06)            1.04         0.92        (0.41)        0.83         0.83
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                          (0.22)           (0.47)       (0.50)       (0.46)       (0.48)       (0.49)
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to
  Shareholders                                        (0.22)           (0.47)       (0.50)       (0.46)       (0.48)       (0.49)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                  11.40            11.56        10.99        10.57        11.44        11.09
---------------------------------------------------------------------------------------------------------------------------------
Total return (%)(d)(c)                                 0.53(f)          9.59         8.93        (3.72)        7.65         7.93
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)            1.18(e)          1.18         1.17         1.16         1.20         1.26
  Expenses (including reimbursement/waiver)            0.97(e)          0.97         0.95         0.96         0.87         0.94
  Net investment income (including
  reimbursement/waiver)                                3.88(e)          4.11         4.47         4.31         4.27         4.52
Portfolio turnover rate (%)                              14(f)            48           37           24           27           61

NET ASSETS AT END OF PERIOD (000'S) ($)              32,346           40,410       38,700       41,343       48,218       38,434

(a) The information shown in this table relates to Retail A Shares of the Galaxy New York Fund, the predecessor to the Fund.

(b) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class T shares for the six months ended April 30, 2002 (unaudited) and the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.21, $.044, $0.45,
     $0.46, $0.45 and $0.45, respectively.

(c) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.

(d) Had the advisor not waived a portion of the expenses, total return would have been lower.

(e)  Annualized.

(f)  Not annualized.


--------------------------------------------------------------------------------
LIBERTY PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND(A)
--------------------------------------------------------------------------------


                                               SIX MONTHS ENDED      PERIOD ENDED
                                                   APRIL 30,          OCTOBER 31,                YEAR ENDED OCTOBER 31,
                                                     2002                2001       2000         1999         1998         1997
                                                  (UNAUDITED)
                                                    CLASS Z            CLASS Z     CLASS Z      CLASS Z      CLASS Z      CLASS Z
NET ASSET VALUE -- BEGINNING OF PERIOD ($)           10.11               9.78        9.03        10.26        10.41        10.17
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                               0.19(b)            0.34(b)     0.42         0.43         0.44         0.45
  Net realized and unrealized gain
  (loss)                                             (0.08)              0.33        0.75        (1.13)        0.05         0.26
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    0.11               0.67        1.17        (0.70)        0.49         0.71
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                         (0.19)             (0.34)      (0.42)       (0.43)       (0.44)       (0.45)
  From net realized capital gains                       --                 --          --        (0.10)       (0.20)       (0.02)
---------------------------------------------------------------------------------------------------------------------------------

  Total Distributions
  Declared to Shareholders                           (0.19)             (0.34)      (0.42)       (0.53)       (0.64)       (0.47)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                 10.03              10.11        9.78         9.03        10.26        10.41
---------------------------------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                                1.08(e)            7.00(e)    13.31        (7.05)        4.84         7.18
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/
  waiver)                                             1.09(f)            1.14(f)     1.01         0.94         0.96         0.96

  Expenses (including reimbursement/
  waiver)                                             0.80(f)            0.79(f)     0.80         0.80         0.80         0.80

  Net investment income (including
  reimbursement/waiver)                               3.77(f)            4.10(f)     4.54         4.35         4.28         4.47

Portfolio turnover rate (%)                             27(e)              46(e)       23           43           56           72

NET ASSETS, END OF PERIOD (000'S) ($)               25,878             24,051      24,503       31,999       37,658       42,134

(a) The information shown in this table relates to Trust Shares of the Galaxy Pennsylvania Fund, the predecessor to the Fund.

(b) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class Z shares for the six months ended April 30, 2002 (unaudited) and the period ended October 31, 2001 was $0.17 and $0.34, respectively.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Had the advisor not waived a portion of the expenses, total return would have been lower.

(e)  Not Annualized.

(f)  Annualized.


--------------------------------------------------------------------------------
LIBERTY RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND(A)
--------------------------------------------------------------------------------

                                                SIX MONTHS ENDED
                                                    APRIL 30,                             YEAR ENDED OCTOBER 31,
                                                      2002             2001         2000         1999         1998         1997
                                                   (UNAUDITED)
                                                     CLASS T          CLASS T      CLASS T      CLASS T      CLASS T      CLASS T
NET ASSET VALUE -- BEGINNING OF PERIOD ($)            11.30            10.75        10.36        11.18        10.91        10.65
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                             0.24             0.49         0.48(c)      0.48         0.50         0.48
  Net realized and unrealized gain (loss)             (0.15)            0.55         0.39        (0.77)        0.29         0.32
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                     0.09             1.04         0.87        (0.29)        0.79         0.80
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                          (0.24)           (0.49)       (0.48)       (0.48)       (0.50)       (0.50)
  From net realized capital gains                       --               --           --         (0.05)       (0.02)       (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to
  Shareholders                                        (0.24)           (0.49)       (0.48)       (0.53)       (0.52)       (0.54)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                  11.15            11.30        10.75        10.36        11.18        10.91
---------------------------------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                 0.78(g)          9.88         8.65        (2.73)        7.35         7.78
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):

  Expenses (excluding reimbursement/
  waiver)                                              0.94(f)          0.94         1.06         1.20         1.23         1.34

  Expenses (including reimbursement/waiver)            0.73(f)          0.69         0.73         0.80         0.81         0.83

  Net investment income (including
  reimbursement/waiver)                                4.28(f)          4.44         4.58         4.41         4.52         4.50

Portfolio turnover rate (%)                               4(g)            19           43           34           41           19

NET ASSETS AT END OF PERIOD (000'S) ($)              43,514           40,257       26,023       19,833       20,210       17,134

(a) The information shown in this table relates to Retail A Shares of the Galaxy Rhode Island Fund, the predecessor to the Fund.

(b) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class T shares for the six months ended April 30, 2002 (unaudited) and the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.23, $0.47, $0.45(c),
     $0.44, $0.45 and $0.43, respectively.

(c) Per share data was calculated using the weighted average shares outstanding method during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.

(e) Had the advisor not waived a portion of the expenses, total return would have been lower.

(f)  Annualized.

(g)  Not annualized.


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                                    Page 58
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FOR MORE INFORMATION
------------------------------------------------------------------------------
Additional information about a Fund's investments will be published in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on a Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about a Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about a Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust V: 811-5030

- Liberty Connecticut Intermediate Municipal Bond Fund (formerly named Galaxy Connecticut Intermediate Municipal Bond Fund)



- Liberty Florida Intermediate Municipal Bond Fund (formerly named Galaxy Florida Municipal Bond Fund)



- Liberty Massachusetts Intermediate Municipal Bond Fund (formerly named Galaxy Massachusetts Intermediate Municipal Bond Fund)



- Liberty New Jersey Intermediate Municipal Bond Fund (formerly named Galaxy New Jersey Municipal Bond Fund)



- Liberty New York Intermediate Municipal Bond Fund (formerly named Galaxy New York Municipal Bond Fund)



- Liberty Pennsylvania Intermediate Municipal Bond Fund (formerly named Galaxy Pennsylvania Municipal Bond Fund)



- Liberty Rhode Island Intermediate Municipal Bond Fund (formerly named Galaxy Rhode Island Municipal Bond Fund)


------------------------------------------------------------------------------
[LOGO] LIBERTYFUNDS
      A Member of Columbia Management Group

      (C)2002 Liberty Funds Distributor, Inc.
      A Member of Columbia Management Group
      One Financial Center, Boston, MA 02111-2621
      800.426.3750 www.libertyfunds.com

                                                                       Job Code

--------------------------------------------------------------------------------
LIBERTY STATE FUNDS   PROSPECTUS, NOVEMBER 18, 2002
--------------------------------------------------------------------------------


LIBERTY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
LIBERTY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND**
LIBERTY NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
LIBERTY NEW YORK INTERMEDIATE MUNICIPAL BOND FUND*
LIBERTY RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND


CLASS T AND G SHARES

Advised by Fleet Investment Advisors Inc.

--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUNDS                                                                     2
--------------------------------------------------------------------------------
Investment Goal ..........................................................    2
Principal Investment Strategies ..........................................    2
Principal Investment Risks ...............................................    3

Each of the following sections discusses

Performance History and Your Expenses for that Fund
Liberty Connecticut Intermediate Municipal Bond Fund .....................    5
Liberty Massachusetts Intermediate Municipal Bond Fund ...................    9
Liberty New Jersey Intermediate Municipal Bond Fund ......................   13
Liberty New York Intermediate Municipal Bond Fund ........................   16
Liberty Rhode Island Intermediate Municipal Bond Fund ....................   19

YOUR ACCOUNT                                                                 23
--------------------------------------------------------------------------------
How to Buy Shares ........................................................   23
Sales Charges ............................................................   24
How to Exchange Shares ...................................................   25
How to Sell Shares .......................................................   25
Fund Policy on Trading of Fund Shares ....................................   26
Distribution and Service Fees ............................................   26
Other Information About Your Account .....................................   27

MANAGING THE FUNDS                                                           29
--------------------------------------------------------------------------------
Investment Advisor .......................................................   29
Portfolio Managers .......................................................   29

FINANCIAL HIGHLIGHTS                                                         30
--------------------------------------------------------------------------------
Liberty Connecticut Intermediate Municipal Bond Fund .....................   30
Liberty Massachusetts Intermediate Municipal Bond Fund ...................   32
Liberty New Jersey Intermediate Municipal Bond Fund ......................   34
Liberty New York Intermediate Municipal Bond Fund ........................   36
Liberty Rhode Island Intermediate Municipal Bond Fund ....................   38

Class T and G shares are sold only to investors who received (and who have continuously held) Class T or G shares in connection with the merger of certain Galaxy Funds into various Liberty Funds.



Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



 * Shares of Liberty New York Intermediate Municipal Bond Fund will not be available for purchase until November 25, 2002.



** Shares of the Massachusetts Intermediate Municipal Bond Fund will not be available for purchase until December 9, 2002.


                                                    ---------------------------
                                                    Not FDIC   May Lose Value
                                                    Insured   -----------------
                                                              No Bank Guarantee
                                                    ---------------------------

--------------------------------------------------------------------------------
THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
Each Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from the personal income tax of its state, as is consistent with relative stability of principal.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Each Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in the municipal securities of its state, which are securities issued by that state and other governmental issuers (potentially including issuers located outside that state) and that pay interest which is exempt from both federal income tax (including the federal alternative minimum tax) and the income tax of that state and, in the case of the Connecticut Intermediate Municipal Bond Fund and the Massachusetts Intermediate Municipal Bond Fund, mutual funds that invest in that state's municipal securities. Under normal circumstances, each Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.


Municipal securities purchased by each Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for a Fund, each Fund's investment advisor evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. Each advisor also determines the appropriate allocation of its Fund's assets among various issuers and industry sectors.

Nearly all of the investments of a Fund will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Fund's advisor to be of comparable quality. Under normal market conditions, each Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or unrated securities determined by its advisor to be of comparable quality. Occasionally, the rating of a security held by a Fund may be downgraded to below investment grade. If that happens, a Fund does not have to sell the security, unless its advisor determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, each Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.


Under normal circumstances, each Fund's average weighted maturity is expected to be between three and ten years.



Each Fund will sell a security when, as a result of changes in the economy or the performance of the security or other circumstances, its advisor believes that holding the security is no longer consistent with the Fund's investment goal.


At times, a Fund's advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goal.

In seeking to achieve their investment goal, each Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in each Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by a Fund's shareholders is not required to modify or change a Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Funds are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments, and thus are subject to issuer risk. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Two particular types of structure risk are prepayment risk and extension risk. Prepayment risk is the possibility that a decrease in the prevailing interest rates may cause certain fixed income investments held by the Fund to be paid off sooner than expected, which could adversely affect the Fund's value. In that event, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. Extension risk is the possibility that a rise in interest rates may cause certain fixed income investments held by the Fund to be paid off later than expected. In that event, the value of the obligation will decrease and the Fund may be unable to invest in higher-yielding securities.

Tax-exempt bonds are subject to special risks. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some of these bonds taxable. Bonds that are backed by the issuer's taxing authority, known as general obligation bonds, may partially depend for payment on legislative appropriation and/or aid from other governments. These bonds may be vulnerable to legal limits on a government's power to raise revenue or increase taxes. Other tax-exempt bonds, known as special revenue obligations, are payable from revenues earned by a particular project or other revenue source. These bonds are subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or private company, rather than to the credit of the state or local government issuer of the bonds.


The interest income distributed by the Fund from certain tax-exempt bonds may be subject to the federal Alternative Minimum Tax for individuals and corporations. As a fundamental policy that cannot be changed without shareholder approval, the Fund may not invest more than 20% of its total assets in bonds subject to the Alternative Minimum Tax. Consult your tax advisor for more information.



State Municipal Market Volatility: A state's municipal market may be volatile and can be significantly affected by adverse tax, legislative or political changes and the financial and economic condition of the state will be affected by these factors and will, in turn, affect the value of each Fund's investments. As a result, each Fund may be more volatile than a more geographically diversified municipal fund. Certain additional considerations affecting the investments of the Funds can be found in the Statements of Additional Information for the Funds.



An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



PERFORMANCE HISTORY (CONNECTICUT)
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class
T shares, excluding sales charges.(1) The performance table following the bar chart shows how the Fund's average annual returns for Class T and G shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund.(2) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.


--------------------------------------------------------------------------------
  UNDERSTANDING PERFORMANCE


  CALENDAR YEAR TOTAL RETURNS show the Fund's Class T share performance for each complete calendar year since the Fund commenced operations.(1) They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

  AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and life of the Fund periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.(2)

  In 2002, the Fund began comparing itself to the Lehman Brothers Quality Intermediate Municipal Bond Index, an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities of between 2 and 12 years and at least $5 million in principal amount outstanding. Previously, the Fund's returns were compared only to the Lehman Brothers 3-15 Year Blend Municipal Bond Index, which is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. The advisor added the new index because it believes the index offers shareholders a more useful comparison of the Fund's relative performance. The Fund's average annual returns for the one-year, five-year and the life of the Fund periods are shown compared to the Lehman Brothers Quality Intermediate Municipal Bond Index and the Lehman Brothers 3-15 Year Blend Municipal Bond Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS (CLASS T)(1)
--------------------------------------------------------------------------------


                1992
                1993
                1994
                1995                          14.70%
                1996                           3.63%
                1997                           8.53%
                1998                           6.67%
                1999                          -2.81%
                2000                           9.94%
                2001                         - 4.26%

The Fund's year-to-date total return    For period shown in bar chart:

through September 30, 2002 was +7.96%.  Best quarter: 1st quarter 1995, +5.91%
                                        Worst quarter: 2nd quarter 1999, -2.28%

(1) The calendar year total returns shown for Class T shares include the returns of Retail A Shares of the Galaxy Connecticut Intermediate Municipal Bond Fund (the Galaxy Connecticut Fund), the predecessor to the Fund, for periods prior to the date of this prospectus. Retail A share returns include returns for BKB Shares of the Galaxy Connecticut Fund for periods prior to June 26, 2001, the date on which BKB Shares were converted into Retail A shares. The returns shown for Class T Shares also include the returns of Trust Shares of the Galaxy Connecticut Fund for periods prior to the inception of Retail A Shares (June 26, 2000). Class T shares generally would have had substantially similar returns to Trust Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class T shares exceed expenses paid by Trust Shares.

After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001(2)
--------------------------------------------------------------------------------

                                                                                                                       LIFE OF
                                                                                     1 YEAR           5 YEARS         THE FUND
Class T (%)
  Return Before Taxes                                                                 -0.70            4.20             5.10
  Return After Taxes on Distributions                                                 -0.70            4.13             5.05
  Return After Taxes on Distributions and Sale of Fund Shares                          1.07            4.21             5.01
----------------------------------------------------------------------------------------------------------------------------------
Class G (%)
  Return Before Taxes                                                                 -1.36            4.60             5.70
  Return After Taxes on Distributions                                                 -1.36            4.53             5.66
  Return After Taxes on Distributions and Sale of Fund Shares                          0.50            4.55             5.52
----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Quality Intermediate Municipal Bond Index (%)                          7.45            5.51             5.90(3)
----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers 3-15 Year Blend Municipal Bond Index (%)                               5.27            5.82             6.26(3)
----------------------------------------------------------------------------------------------------------------------------------

(2) The average annual total returns shown include the returns of Retail A Shares (for Class T shares) and Retail B shares (for Class G shares) of the Galaxy Connecticut Fund for periods prior to the date of this prospectus. The returns shown for Class T and G shares also include the returns of Retail A shares (adjusted to reflect the sales charges applicable to Class T and G shares) for periods prior to the inception of Retail B shares of the Galaxy Connecticut Fund (February 28, 2001). Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class G shares exceed expenses paid by Retail A Shares. The returns shown for Class T shares and Class G shares also include the returns of Trust Shares of the Galaxy Connecticut Fund (adjusted, as necessary, to reflect the sales charges applicable to Class T shares and Class G shares) for periods prior to the date of inception of Retail A Shares (June 26, 2000). Class T and Class G shares generally would have had substantially similar returns to Trust Shares because they would have been invested in the same portfolio of securities, although returns would be lower to the extent that expenses for Class T and Class G shares exceed expenses paid by Trust Shares. Retail A Share returns include returns for BKB shares of the Galaxy Connecticut Fund for periods prior to June 26, 2001, the date on which BKB shares were converted into Retail A Shares, and returns for Trust Shares of the Galaxy Connecticut Fund (adjusted to reflect the sales charges applicable to Class G shares) for periods prior to June 26, 2000. Class T and G shares were initially offered on June 26, 2000.



(3)   Performance information is from July 31, 1994.



YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.



--------------------------------------------------------------------------------
  UNDERSTANDING EXPENSES


  SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

  ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees, shareholder service fees and other administrative costs including pricing and custody services.

  EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

  - $10,000 initial investment

  - 5% total return for each year

  - Fund operating expenses remain the same

  - Assumes reinvestment of all dividends and distributions

  - Assumes Class G shares convert to Class T shares after eight years
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER FEES(4) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                                                             CLASS T      CLASS G
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                                        4.75         0.00
-----------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)                          1.00(5)      5.00
-----------------------------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                                             (6)          (6)

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                                                              CLASS T      CLASS G
Management fee(7) (%)                                                                          0.75         0.75
-----------------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                                      0.00         0.80(8)
-----------------------------------------------------------------------------------------------------------------------------
Other expenses(9) (%)                                                                          0.40(10)     0.36
-----------------------------------------------------------------------------------------------------------------------------
Total annual fund operating expenses(7) (%)                                                    1.15         1.91

(4) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(5) This charge applies only to certain Class T shares bought without an initial sales charge that are sold within 18 months of purchase.

(6)   There is a $7.50 charge for wiring sale proceeds to your bank.

(7) The Fund's advisor has voluntarily agreed to waive a portion of the management fee. As a result, the management fee would be 0.55% and total annual fund operating expenses for Class T and G shares would be 0.95% and 1.71%, respectively. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Connecticut Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.



(8) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.



(9) Other expenses have been restated to reflect current contractual arrangements.



(10) The Fund may pay shareholder service fees (which are included in other expenses) up to a maximum of 0.50% of such Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services) but will limit such fees to an aggregate fee of not more than 0.15% during the current fiscal year.



--------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------



CLASS                                                                   1 YEAR      3 YEARS      5 YEARS      10 YEARS
Class T                                                                  $587       $  823       $1,078        $1,806
--------------------------------------------------------------------------------------------------------------------------
Class G: did not sell your shares                                        $194       $  600       $1,032        $2,035
         sold all your shares at the end of the period                   $694       $1,000       $1,332        $2,035




PERFORMANCE HISTORY (MASSACHUSETTS)
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class
T shares, excluding sales charges.(11) The performance table following the bar chart shows how the Fund's average annual returns for Class T and G shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund.(12) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.

--------------------------------------------------------------------------------
  UNDERSTANDING PERFORMANCE


  CALENDAR YEAR TOTAL RETURNS show the Fund's Class T share performance for each complete calendar year since the Fund commenced operations.(11) They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.



  AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and life of the Fund periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.(12)



  In 2002, the Fund began comparing itself to the Lehman Brothers Quality Intermediate Municipal Bond Index, an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities of between 2 and 12 years and at least $5 million in principal amount outstanding. Previously, the Fund's returns were compared only to the Lehman Brothers 3-15 Year Blend Municipal Bond Index, which is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. The advisor added the new index because it believes the index offers shareholders a more useful comparison of the Fund's relative performance. The Fund's average annual returns for the one-year, five-year and the life of the Fund periods are shown compared to the Lehman Brothers Quality Intermediate Municipal Bond Index and the Lehman Brothers 3-15 Year Blend Municipal Bond Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS (CLASS T)(11)
--------------------------------------------------------------------------------


                1992
                1993
                1994                          -5.45%
                1995                          13.77%
                1996                           3.32%
                1997                           8.89%
                1998                           5.91%
                1999                          -2.16%
                2000                           9.88%
                2001                           4.49%



The Fund's year-to-date total return    For period shown in bar chart:
through September 30, 2002 was +7.76%.  Best quarter: 1st quarter 1995, +5.45%
                                        Worst quarter: 1st quarter 2001, -5.17%



(11) The calendar year total returns shown for Class T shares include the returns of Retail A Shares of the Galaxy Massachusetts Intermediate Municipal Bond Fund (the Galaxy Massachusetts Fund), the predecessor to the Fund, for periods prior to the date of this prospectus. Retail A Share returns include returns for BKB Shares of the Galaxy Massachusetts Fund for periods prior to June 26, 2001, the date on which BKB Shares were converted into Retail A shares. The returns shown for Class T shares also include the returns of Trust Shares of the Galaxy Massachusetts Fund for periods prior to the inception of Retail A Shares (June 26, 2000). Class T shares generally would have had substantially similar returns to Trust Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class T shares exceed expenses paid by Trust Shares.



After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001(12)
--------------------------------------------------------------------------------



                                                                                                                      LIFE OF
                                                                                   1 YEAR           5 YEARS           THE FUND
Class T (%)
  Return Before Taxes                                                              -0.50              4.29              4.58
  Return After Taxes on Distributions                                              -0.50              4.29              4.58
  Return After Taxes on Distributions and Sale of Fund Shares                       1.20              4.30              4.57
-----------------------------------------------------------------------------------------------------------------------------------
Class G (%)
  Return Before Taxes                                                              -1.14              4.69              5.10
  Return After Taxes on Distributions                                              -1.14              4.69              5.10
  Return After Taxes on Distributions and Sale of Fund Shares                       0.64              4.64              5.01
-----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Quality Intermediate Municipal Bond Index (%)                       7.45              5.51              5.46(13)
-----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers 3-15 Year Blend Municipal Bond Index (%)                            5.27              5.82              5.77(13)
-----------------------------------------------------------------------------------------------------------------------------------



(12) The average annual total returns shown include the returns of Retail A Shares (for Class T Shares) and Retail B Shares (for Class G shares) of the Galaxy Massachusetts Fund for periods prior to the date of this prospectus. The returns shown for Class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charges applicable to Class G shares) for periods prior to the inception of Retail B Shares of the Galaxy Massachusetts Fund (February 28, 2001). Retail A Share returns include returns for BKB Shares of the Galaxy Massachusetts Fund for periods prior to June 26, 2001, the date on which BKB shares were converted into Retail A Shares, and returns for Trust Shares of the Galaxy Massachusetts Fund for periods prior to June 26, 2000. The returns shown for Class T shares and Class G shares also include the returns of Trust Shares of the Galaxy Massachusetts Fund (adjusted, as necessary, to reflect the sales charges applicable to Class T shares and Class G shares) for periods prior to the date of inception of Retail A Shares (June 26, 2000). Class T and Class G shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although returns would be lower to the extent that expenses for Class T and Class G shares exceed expenses paid by Trust Shares.



(13)  Performance information is from June 30, 1993.



YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.



--------------------------------------------------------------------------------
  UNDERSTANDING EXPENSES


  SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

  ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees, shareholder service fees and other administrative costs including pricing and custody services.

  EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

  - $10,000 initial investment

  - 5% total return for each year

  - Fund operating expenses remain the same

  - Assumes reinvestment of all dividends and distributions

  - Assumes Class G shares convert to Class T shares after eight years

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SHAREHOLDER FEES(14) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------



                                                                                              CLASS T      CLASS G
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                                        4.75         0.00


-----------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)                          1.00(15)     5.00
-----------------------------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                                            (16)         (16)



--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------



                                                                                              CLASS T      CLASS G
Management fee(17) (%)                                                                         0.75         0.75
-----------------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                                      0.00         0.80(18)
-----------------------------------------------------------------------------------------------------------------------------
Other expenses(19) (%)                                                                         0.35(20)     0.19
-----------------------------------------------------------------------------------------------------------------------------
Total annual fund operating expenses(17) (%)                                                   1.10         1.74



--------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------



CLASS                                                                      1 YEAR      3 YEARS      5 YEARS      10 YEARS
Class T                                                                     $582         $808       $1,052        $1,752
--------------------------------------------------------------------------------------------------------------------------
Class G: did not sell your shares                                           $177         $548       $  944        $1,883
         sold all your shares at the end of the period                      $677         $948       $1,244        $1,883



(14) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.



(15) This charge applies only to certain Class T shares bought without an initial sales charge that are sold within 18 months of purchase.



(16)  There is a $7.50 charge for wiring sale proceeds to your bank.



(17) The Fund's advisor has voluntarily agreed to waive a portion of the management fee. As a result, the management fee would be 0.55% and total annual fund operating expenses for Class T and G shares would be 0.90% and 1.54%, respectively. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Florida Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.



(18) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.



(19) Other expenses have been restated to reflect current contractual arrangements.



(20) The Fund may pay shareholder service fees (which are included in other expenses) up to a maximum of 0.50% of such Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services) but will limit such fees to an aggregate fee of not more than 0.15% during the current fiscal year.



PERFORMANCE HISTORY (NEW JERSEY)
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class T, shares excluding sales charges.(21) The performance table following the bar chart shows how the Fund's average annual returns for Class T and G shares, including sales charges, compare with those of a broad measure of market performance for 1 year and the life of the Fund.(22) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.
Returns and value of an investment will vary, resulting in a gain or a loss on sale.


--------------------------------------------------------------------------------
  UNDERSTANDING PERFORMANCE


  CALENDAR YEAR TOTAL RETURNS show the Fund's Class T share performance for each complete calendar year since the Fund commenced operations.(21) They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.



  AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year and life of the Fund periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.(22)

      The Fund's returns are compared to the Lehman Brothers Municipal Bond Index, an unmanaged index that tracks the performance of municipal bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS (CLASS T)(21)
--------------------------------------------------------------------------------


                         1999                     -3.20%
                         2000                     10.59%
                         2001                      3.57%



The Fund's year-to-date total return   For period shown in bar chart:
through September 30, 2002 was +9.88%. Best quarter: 4th quarter 2000, +4.43%
                                       Worst quarter: 2nd quarter 1999, -2.39%



(21) The calendar year total returns shown for Class T shares include the returns of Retail A Shares of the Galaxy New Jersey Municipal Bond Fund (the Galaxy New Jersey Fund), the predecessor to the Fund, for periods prior to the date of this prospectus.


After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001(22)
--------------------------------------------------------------------------------


                                                                                              LIFE OF THE
                                                                       1 YEAR                    FUND
Class T (%)
  Return Before Taxes                                                   -1.31                    2.71
  Return After Taxes on Distributions                                   -1.40                    2.68
  Return After Taxes on Distributions and
    Sale of Fund Shares                                                  0.76                    2.90
------------------------------------------------------------------------------------------------------------------------
Class G (%)
  Return Before Taxes                                                   -2.04                    2.90
  Return After Taxes on Distributions                                   -2.14                    2.88
  Return After Taxes on Distributions and
    Sale of Fund Shares                                                  0.13                    3.06

------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index (%)                                  5.13                  5.23(23)
------------------------------------------------------------------------------------------------------------------------



(22) The average annual total returns shown include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy New Jersey Fund for periods prior to the date of this prospectus. The returns shown for Class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charges applicable to Class G shares) for periods prior to the inception of Retail B Shares of the Galaxy New Jersey Fund (March 1, 2001). Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class G shares exceed expenses paid by Retail A Shares. Retail A Shares were initially offered on April 3, 1998.



(23)  Performance information is from March 31, 1998.


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.
--------------------------------------------------------------------------------

  UNDERSTANDING EXPENSES

  SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

  ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees, shareholder service fees and other administrative costs including pricing and custody services.

  EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

  - $10,000 initial investment

  - 5% total return for each year

  - Fund operating expenses remain the same

  - Assumes reinvestment of all dividends and distributions

  - Assumes Class G shares convert to Class T shares after eight years
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER FEES(24) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                                                              CLASS T      CLASS G
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                                        4.75         0.00
-----------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)                          1.00(25)     5.00
-----------------------------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                                            (26)         (26)



--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------



                                                                                              CLASS T      CLASS G
Management fee(27) (%)                                                                         0.75         0.75
-----------------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                                      0.00         0.80(28)
-----------------------------------------------------------------------------------------------------------------------------
Other expenses(30) (%)                                                                         0.60(31)     0.54(29)
-----------------------------------------------------------------------------------------------------------------------------
Total annual fund operating expenses(27) (%)                                                   1.35         2.09(29)



--------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------



CLASS                                                                     1 YEAR      3 YEARS      5 YEARS      10 YEARS
Class T                                                                     $606       $  882       $1,179        $2,022
--------------------------------------------------------------------------------------------------------------------------
Class G: did not sell your shares                                           $212       $  655       $1,124        $2,232

         sold all your shares at the end of the period                      $712       $1,055       $1,424        $2,232

(24) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.



(25) This charge applies only to certain Class T shares bought without an initial sales charge that are sold within 18 months of purchase.



(26)  There is a $7.50 charge for wiring sale proceeds to your bank.



(27) The Fund's advisor has voluntarily agreed to waive a portion of the management fee. As a result, the management fee would be 0.55% and total annual fund operating expenses for Class T and G shares would be 1.15% and 1.83%, respectively (taking into account the other expenses reimbursement for Class G shares discussed in footnote (29)). The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy New Jersey Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.



(28) The Fund may pay distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.



(29) The Fund's advisor has agreed to reimburse 0.06% of other expenses for Class G shares. As a result, other expenses for Class G shares are expected to be 0.48% and total annual fund operating expenses for Class G shares would be 1.83% (taking into account the management fee waiver discussed in footnote (27)). The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy New Jersey Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.



(30) Other expenses have been restated to reflect current contractual arrangements.



(31) The Fund may pay shareholder service fees (which are included in other expenses) up to a maximum of 0.50% of such Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services) but will limit such fees to an aggregate fee of not more than 0.15% during the current fiscal year.



PERFORMANCE HISTORY (NEW YORK)
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class
T shares, excluding sales charges.(32) The performance table following the bar chart shows how the Fund's average annual returns for Class T and Class G shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and 10 years.(33) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.


--------------------------------------------------------------------------------
  UNDERSTANDING PERFORMANCE


  CALENDAR YEAR TOTAL RETURNS show the Fund's Class T share performance for each of the last ten complete calendar years.(32) They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.



  AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.(33)



  The Fund's returns are compared to the Lehman Brothers Municipal Bond Index, an unmanaged index that tracks the performance of municipal bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS (CLASS T)(32)
--------------------------------------------------------------------------------


                1992                           8.29%
                1993                          12.30%
                1994                          -7.28%
                1995                          16.85%
                1996                           3.38%
                1997                           8.66%
                1998                           5.96%
                1999                          -3.66%
                2000                          12.38%
                2001                           3.10%



The Fund's year-to-date total return    For period shown in bar chart:
through September 30, 2002 was +10.35%. Best quarter: 1st quarter 1995, +7.39%
                                        Worst quarter: 1st quarter 1994, -6.55%



(32) The calendar year total returns shown for Class T shares include the returns of Retail A Shares of the Galaxy New York Municipal Bond Fund (the Galaxy New York Fund), the predecessor to the Fund, for periods prior to the date of this prospectus.



After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001(33)

--------------------------------------------------------------------------------


                                                                   1 YEAR               5 YEARS               10 YEARS
Class T (%)
  Return Before Taxes                                              -1.76                  4.13                  5.24
  Return After Taxes on Distributions                              -1.76                  4.13                  5.24
  Return After Taxes on Distributions and Sale of Fund
    Shares                                                          0.47                  4.16                  5.13
----------------------------------------------------------------------------------------------------------------------------
Class G (%)
  Return Before Taxes                                              -2.41                  4.53                  5.70
  Return After Taxes on Distributions                              -2.41                  4.53                  5.70
  Return After Taxes on Distributions and Sale of Fund
    Shares                                                         -0.08                  4.50                  5.52
----------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index (%)                            5.13                  5.98                  6.63
----------------------------------------------------------------------------------------------------------------------------



(33) The average annual total returns shown include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy New York Fund for periods prior to the date of this prospectus. The returns shown for Class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charges applicable to Class G shares) for periods prior to the inception of Retail B Shares of the Galaxy New York Fund (March 1, 2001). Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class G shares exceed expenses paid by Retail A Shares. Retail A Shares were initially offered on December 31, 1991.



YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

--------------------------------------------------------------------------------
  UNDERSTANDING EXPENSES

  SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

  ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees, shareholder service fees and other administrative costs including pricing and custody services.

  EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

  - $10,000 initial investment

  - 5% total return for each year

  - Fund operating expenses remain the same

  - Assumes reinvestment of all dividends and distributions

  - Assumes Class G shares convert to Class T shares after eight years
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER FEES(34) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------


                                                                                              CLASS T      CLASS G
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                                        4.75          0.00
-----------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)                          1.00(35)      5.00
-----------------------------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                                            (36)         (36)



--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------



                                                                                              CLASS T      CLASS G
Management fee(37) (%)                                                                         0.75         0.75
-----------------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                                      0.00         0.80(38)
-----------------------------------------------------------------------------------------------------------------------------
Other expenses(40) (%)                                                                         0.44(41)     0.33(39)
-----------------------------------------------------------------------------------------------------------------------------
Total annual fund operating expenses(37) (%)                                                   1.19         1.88(39)

--------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------



CLASS                                                                      1 YEAR      3 YEARS      5 YEARS      10 YEARS
Class T                                                                     $591         $835       $1,098        $1,850
--------------------------------------------------------------------------------------------------------------------------
Class G: did not sell your shares                                           $191         $591       $1,016        $2,021
         sold all your shares at the end of the period                      $691         $991       $1,316        $2,021



(34) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.



(35) This charge applies only to certain Class T shares bought without an initial sales charge that are sold within 18 months of purchase.



(36)  There is a $7.50 charge for wiring sale proceeds to your bank.



(37) The Fund's advisor has voluntarily agreed to waive a portion of the management fee. As a result, the management fee would be 0.55% and total annual fund operating expenses for Class T and G shares would be 0.99% and 1.60%, respectively (taking into account the other expenses reimbursement for Class G shares discussed in footnote (39). The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy New York Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.



(38) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.



(39) The Fund's advisor has agreed to reimburse 0.08% of other expenses for Class G shares. As a result, other expenses for Class G shares are expected to be 0.25% and total annual fund operating expenses for Class G shares would be 1.60% (taking into account the management fee waiver discussed in footnote (37)). The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy New York Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.



(40) Other expenses have been restated to reflect current contractual arrangements.



(41) The Fund may pay shareholder service fees (which are included in other expenses) up to a maximum of 0.50% of such Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services) but will limit such fees to an aggregate fee of not more than 0.15% during the current fiscal year.



PERFORMANCE HISTORY (RHODE ISLAND)
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class
T shares, excluding sales charges.(42) The performance table following the bar chart shows how the Fund's average annual returns for Class T and G shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund.(43) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.


--------------------------------------------------------------------------------
  UNDERSTANDING PERFORMANCE


  CALENDAR YEAR TOTAL RETURNS show the Fund's Class T share performance for each complete calendar year since the Fund commenced operations(42) They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.



  AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and life of the Fund periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.(43)



  The Fund's returns are compared to the Lehman Brothers Municipal Bond Index, an unmanaged index that tracks the performance of municipal bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS (CLASS T)(42)
--------------------------------------------------------------------------------


                1995                          14.31%
                1996                           3.63%
                1997                           8.54%
                1998                           5.87%
                1999                          -2.77%
                2000                          11.58%
                2001                           4.21%

The Fund's year-to-date total return   For period shown in bar chart:
through September 30, 2002 was +8.96%. Best quarter: 1st quarter 1995, +4.90%
                                       Worst quarter: 2nd quarter 1999, -1.90%



(42) The calendar year total returns shown for Class T shares include the returns of Retail A Shares of the Galaxy Rhode Island Municipal Bond Fund (the Galaxy Rhode Island Fund), the predecessor to the Fund, for periods prior to the date of this prospectus.



After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001(43)
--------------------------------------------------------------------------------


                                                                                                            LIFE OF THE
                                                                   1 YEAR               5 YEARS                 FUND
Class T (%)
  Return Before Taxes                                              -0.75                  4.36                  5.61
  Return After Taxes on Distributions                              -0.75                  4.33                  5.53
  Return After Taxes on Distributions and Sale of Fund
    Shares                                                          1.23                  4.38                  5.42
------------------------------------------------------------------------------------------------------------------------------
Class G (%)
  Return Before Taxes                                              -1.54                  4.72                  6.23
  Return After Taxes on Distributions                              -1.54                  4.69                  6.16
  Return After Taxes on Distributions and Sale of Fund
    Shares                                                          0.53                  4.68                  5.94
------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index (%)                            5.13                  5.98                  7.32(44)
------------------------------------------------------------------------------------------------------------------------------



(43) The average annual total returns shown include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Rhode Island Fund for periods prior to the date of this prospectus. The returns shown for Class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charges applicable to Class G shares) for periods prior to the inception of Retail B Shares of the Galaxy Rhode Island Fund (March 1, 2001). Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class G shares exceed expenses paid by Retail A Shares. Retail A Shares were initially offered on December 20, 1994.

(44)  Performance information is from December 31, 1994.



YOUR EXPENSES
--------------------------------------------------------------------------------


Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

--------------------------------------------------------------------------------
  UNDERSTANDING EXPENSES

  SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

  ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees, shareholder service fees and other administrative costs including pricing and custody services.

  EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

  - $10,000 initial investment

  - 5% total return for each year

  - Fund operating expenses remain the same

  - Assumes reinvestment of all dividends and distributions

  - Assumes Class G shares convert to Class T shares after eight years
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER FEES(45) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------


                                                                                              CLASS T      CLASS G
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                                        4.75         0.00
-----------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)                          1.00(46)     5.00
-----------------------------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                                            (47)         (47)

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                                                                              CLASS T      CLASS G
Management fee(48) (%)                                                                         0.75         0.75
-----------------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                                      0.00         0.80(49)
-----------------------------------------------------------------------------------------------------------------------------
Other expenses(50) (%)                                                                         0.19(51)     0.21
-----------------------------------------------------------------------------------------------------------------------------
Total annual fund operating expenses(48) (%)                                                   0.94         1.76



--------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------



CLASS                                                                      1 YEAR      3 YEARS      5 YEARS      10 YEARS
Class T                                                                     $566         $760       $  970        $1,575
-----------------------------------------------------------------------------------------------------------------------------
Class G: did not sell your shares                                           $179         $554       $  954        $1,857
         sold all your shares at the end of the period                      $679         $954       $1,254        $1,857



(45) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.



(46) This charge applies only to certain Class T shares bought without an initial sales charge that are sold within 18 months of purchase.



(47)  There is a $7.50 charge for wiring sale proceeds to your bank.



(48) The Fund's advisor has voluntarily agreed to waive a portion of the management fee. As a result, the management fee would be 0.55% and total annual fund operating expenses for Class T and G shares would be 0.74% and 1.56%, respectively. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Rhode Island Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.



(49) The Fund may pay Distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year.



(50) Other expenses have been restated to reflect current contractual arrangements.



(51) The Fund may pay shareholder service fees (which are included in other expenses) of up to a maximum of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services) but no such fees will be charged during the current fiscal year.


--------------------------------------------------------------------------------
YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When a Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor firm or your payment has been received and your application is complete, including all necessary signatures.


--------------------------------------------------------------------------------
  INVESTMENT MINIMUMS

  Initial Investment ..................................................   $1,000

  Subsequent Investments ..............................................   $   50

  Automatic Investment Plan* ..........................................   $   50

  Retirement Plan* ....................................................   $   25

  * The initial investment minimum of $1,000 is waived on these plans.

  The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
--------------------------------------------------------------------------------

METHOD                       INSTRUCTIONS
Through your                 Your financial advisor can help you establish your account and buy Fund shares on your behalf. To
financial advisor            receive the current trading day's price, your financial advisor firm must receive your request prior to the close of the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing the purchase for you.
-----------------------------------------------------------------------------------------------------------------------------------
By check                     For existing accounts fill out and return the additional investment stub included in your quarterly
(existing account)           statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------
By exchange                  You or your financial advisor may acquire shares for your account by exchanging Class T or Class G shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call
                             1-800-422-3737.
-----------------------------------------------------------------------------------------------------------------------------------
By wire                      You may purchase shares by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.
-----------------------------------------------------------------------------------------------------------------------------------
By electronic funds          You may purchase shares by electronically transferring money from your bank account to your Fund
transfer                     account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request.
                             Be sure to complete the appropriate section of the application.
-----------------------------------------------------------------------------------------------------------------------------------
Automatic investment plan    You can make monthly or quarterly investments automatically from your bank account to your Fund account. You can select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
Automated dollar cost        You can purchase shares for your account by exchanging $100 or more each month from another fund for
averaging                    shares of the same class of the Fund at no additional cost. You must have a current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-422-3737. Be sure

                             to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
By dividend diversification  You may automatically invest dividends distributed by another fund into the same class of shares of the Fund at no additional sales charge. To invest your dividends in the Fund, call 1-800-345-6611.


SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of a Fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.

CLASS T SHARES Your purchases of Class T shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. A portion of the sales charge is paid as a commission to your financial advisor firm on the sale of Class T shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

--------------------------------------------------------------------------------
CLASS T SALES CHARGES
--------------------------------------------------------------------------------


                                                                                                                  % OF OFFERING
                                                                     AS A % OF                                        PRICE
                                                                     THE PUBLIC               AS A %               RETAINED BY
                                                                      OFFERING                OF YOUR               FINANCIAL
AMOUNT OF PURCHASE                                                     PRICE                INVESTMENT            ADVISOR FIRM
Less than $50,000                                                       4.75                   4.99                   4.25
----------------------------------------------------------------------------------------------------------------------------------
$50,000 to less than $100,000                                           4.50                   4.71                   4.00
----------------------------------------------------------------------------------------------------------------------------------
$100,000 to less than $250,000                                          3.50                   3.63                   3.00
----------------------------------------------------------------------------------------------------------------------------------
$250,000 to less than $500,000                                          2.50                   2.56                   2.00
----------------------------------------------------------------------------------------------------------------------------------

$500,000 to less than $1,000,000                                        2.00                   2.04                   1.75
----------------------------------------------------------------------------------------------------------------------------------
$1,000,000 or more                                                      0.00                   0.00                   0.00



Class T shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class T share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.



For Class T share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:


--------------------------------------------------------------------------------
PURCHASES OVER $1 MILLION
--------------------------------------------------------------------------------


AMOUNT PURCHASED                                               COMMISSION %
First $3 million                                                   1.00
--------------------------------------------------------------------------------
$3 million to less than $5 million                                 0.80
--------------------------------------------------------------------------------
$5 million to less than $25 million                                0.50
--------------------------------------------------------------------------------
$25 million or more                                                0.25



The commission to financial advisors for Class T share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.



--------------------------------------------------------------------------------
  UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES



  Certain investments in Class T and G shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. Ask your financial advisor or Liberty's distributor, or consult the SAI, for other instances in which the CDSC is waived. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.

--------------------------------------------------------------------------------

REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class T shares. The first is through

Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children reaches a sales charge discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.


CLASS G SHARES Your purchases of Class G shares are made at Class G's net asset value. Class G shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor firm an up-front commission on sales of Class G shares as described in the chart below.


--------------------------------------------------------------------------------
CLASS G SALES CHARGES
--------------------------------------------------------------------------------


                                                              % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                 SHARES ARE SOLD
Through first year                                                  5.00
--------------------------------------------------------------------------------
Through second year                                                 4.00
--------------------------------------------------------------------------------
Through third year                                                  4.00
--------------------------------------------------------------------------------
Through fourth year                                                 4.00
--------------------------------------------------------------------------------
Through fifth year                                                  3.00
--------------------------------------------------------------------------------
Through sixth year                                                  2.00
--------------------------------------------------------------------------------
Through seventh year                                                1.00
--------------------------------------------------------------------------------
Longer than seven years                                             0.00



Commission to financial advisors is 4.00%.



Class G shares will automatically convert to Class T shares eight years after purchase.



Please see the Statement of Additional Information for the CDSCs and conversion schedules applicable to Class G shares received in exchange for Retail B Shares of the Galaxy Fund purchased or acquired prior to January 1, 2001.



HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------


You may exchange your Class T shares for Class A or Class T shares, and may exchange your Class G shares for Class B or Class G shares, of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Class T and G shares, once exchanged for Class A or Class B shares, may not be further exchanged for Class T or G shares. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. A Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of a Fund on any regular business day that the NYSE is open.

When a Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Funds will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, a Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

--------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
--------------------------------------------------------------------------------


METHOD                       INSTRUCTIONS
Through your                 You may call your financial advisor to place your sell order. To receive the current trading day's
financial advisor            price, your financial advisor firm must receive your request prior to the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
-----------------------------------------------------------------------------------------------------------------------------------
By exchange                  You or your financial advisor may sell shares by exchanging from the Fund into the same share class
                             (or Class A and Class B shares, for Class T and Class G shares, respectively) of another fund distributed by Liberty Funds Distributor, Inc. at no additional cost. To exchange by telephone, call

                             1-800-422-3737.
-----------------------------------------------------------------------------------------------------------------------------------
By telephone                 You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-345-6611.
-----------------------------------------------------------------------------------------------------------------------------------
By mail                      You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners.
                             For details, call 1-800-345-6611.

                             Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------
By check writing             You may sell shares by check writing. The check must be at least $500 and no more than $100,000. You will continue to earn dividends on shares until the check is presented to the bank for payment. When the check is presented to the bank a sufficient number of full and fractional shares will be sold at the next determined net asset value to cover the amount of the check. Certificate shares may not be sold by check writing. Check writing is only available for Class T shares. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
By wire                      You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
By systematic withdrawal     You may automatically sell a specified dollar amount or percentage of your account on a monthly,
plan                         quarterly or semi-annual basis and have the proceeds sent to you if your account balance is at least
                             $5,000. This feature is not available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------

By electronic funds          You may sell shares and request that the proceeds be electronically transferred to your bank. Proceeds
transfer                     may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The Funds do not permit short-term or excessive trading in their shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Funds, the Funds reserve the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Funds. The fund into which you would like to exchange also may reject your request.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------

Each Fund has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor marketing and other fees to support the sale and distribution of Class G shares and certain services provided to you by your financial advisor. The annual service fees for shareholder liaison services and administrative support may equal up to 0.50% for Class G shares. The annual distribution fee may equal up to 0.65% for Class G shares. Each Fund does not intend to pay more than a total of 0.80% for Class G shares in distribution and shareholder service fees during the current fiscal year. Each Fund has also adopted a plan that permits it to pay for certain services provided to Class T shareholders by their financial advisors. The annual service fee may equal up to 0.50% for Class T shares. The Rhode Island Fund does not intend to pay shareholder service fees for its Class T shares during the current fiscal year, and each Fund (other than the Rhode Island Fund) does not intend to pay more than 0.15% for Class T shares in shareholder service fees during the current fiscal year. The foregoing fees are paid out of the assets of the relevant class. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class G shares automatically convert to Class T shares after a certain number of years, eliminating these fees upon conversion. Conversion may occur six or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class G shares.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of a Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

Each Fund determines its net asset value for its share classes by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, each Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Funds may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for each Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.


SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.



DIVIDENDS, DISTRIBUTIONS AND TAXES The Funds have the potential to make the following distributions:


--------------------------------------------------------------------------------
TYPES OF DISTRIBUTIONS
--------------------------------------------------------------------------------


Dividends                   Represents interest and dividends earned from
                            securities held by the Fund, net of expenses
                            incurred by the Fund.
-------------------------------------------------------------------------------
Capital gains               Represents net long-term capital gains on sales of
                            securities held for more than 12 months and net
                            short-term capital gains, which are gains on sales
                            of securities held for a 12-month period or less.



DISTRIBUTION OPTIONS Each Fund declares dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Dividends begin to accrue on the day that a Fund receives payment and stop accruing on the day prior to the shares leaving the account. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.


--------------------------------------------------------------------------------
  UNDERSTANDING FUND DISTRIBUTIONS

  Each Fund earns income from the securities it holds. Each Fund also may realize capital gains or losses on sales of its securities. Each Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains, generally based on the number of shares you own at the time these distributions are declared.
--------------------------------------------------------------------------------

If you do not indicate on your application or at the time your account is established your preference for handling distributions, a Fund will automatically reinvest all distributions in additional shares of the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

Reinvest all distributions in additional shares of your current fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):

- send the check to your address of record

- send the check to a third party address

- transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund. All subsequent distributions will be reinvested.

TAX CONSEQUENCES For federal income tax purposes, distributions of investment income by a Fund, whether in cash or additional securities, will ordinarily constitute tax-exempt income. Generally, gains realized by a Fund on the sale or exchange of investments, the income from which is tax-exempt, will be taxable to shareholders. In addition, an investment in a Fund may result in liability for federal alternative minimum tax for both individuals and corporate shareholders. The Funds intend to distribute federally tax-exempt income. The Funds may invest a portion of their assets in securities that generate income subject to federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes.

You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in a Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by each Fund, you may realize a capital gain or loss when selling and exchanging shares of a Fund. Such transactions may also be subject to federal, state and local income tax.


--------------------------------------------------------------------------------
MANAGING THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street,
Boston, Massachusetts 02110, is the Funds' investment advisor. In its duties as investment advisor, Fleet runs each Fund's day-to-day business, including placing all orders for the purchase and sale of each Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2001, Fleet and its affiliates managed over $166 billion in assets.

For the fiscal year or period ended October 31, 2001, aggregate advisory fees paid to Fleet by the Liberty Connecticut Intermediate Municipal Fund, the Liberty Massachusetts Intermediate Municipal Bond Fund, the Liberty New Jersey Intermediate Municipal Bond Fund, the Liberty New York Intermediate Municipal Bond Fund and the Liberty Rhode Island Intermediate Municipal Bond Fund amounted to 0.56%, 0.59%, 0.41%, 0.55%, and 0.50%, respectively, of average daily net assets of the Fund.


PORTFOLIO MANAGER
--------------------------------------------------------------------------------
Fleet's municipal bond portfolio management team is responsible for the day-to-day management of each Fund's investment portfolio. The team has managed the Funds since 1998.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance. Information shown includes that of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the respective state Galaxy Fund for periods prior to the date of this prospectus (as further described in the footnotes to each Fund's financial highlights tables below). Certain information reflects financial results for single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information is included in a Fund's financial statements which, for the three fiscal years ended on or after October 31, 1999, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for periods ended on or prior to October 31, 1998 has been audited by other independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.



--------------------------------------------------------------------------------
LIBERTY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND(A)
--------------------------------------------------------------------------------



                                                                        SIX MONTHS ENDED        YEAR ENDED          PERIOD ENDED
                                                                           APRIL 30,            OCTOBER 31,          OCTOBER 31,
                                                                              2002                 2001                 2000
                                                                          (UNAUDITED)
                                                                            CLASS T               CLASS T             CLASS T(B)

NET ASSET VALUE -- BEGINNING OF PERIOD ($)                                    10.92                10.41                10.22
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(c)                                                     0.21                 0.43                 0.15(f)
  Net realized and unrealized gain (loss)                                     (0.14)                0.50                 0.19
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                             0.07                 0.93                 0.34
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                                  (0.21)               (0.42)               (0.15)
  From net realized capital gains                                               --                   --                   --
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                                (0.21)               (0.42)               (0.15)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                                          10.78                10.92                10.41
----------------------------------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                                         0.65(g)              9.10                 3.23(g)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                                    1.08(h)              1.12                 1.37(h)
  Expenses (including reimbursement/waiver)                                    0.88(h)              0.93                 0.95(h)
  Net investment income (including reimbursement/waiver)                       3.90(h)              3.97                 4.20(h)
Portfolio turnover rate (%)                                                       3(g)                36                   30(g)
NET ASSETS, END OF PERIOD (000'S) ($)                                        25,979               27,691                   66



(a) The information shown in this table relates to Retail A Shares of the Galaxy Connecticut Fund, the predecessor to the Fund.



(b)   The Galaxy Connecticut Fund began offering Retail A Shares on June 26,
      2000.



(c) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class T shares for the six months ended April 30, 2002 (unaudited), the years ended October 31, 2001 and the period ended October 31, 2000 were $0.20, $0.41 and $0.14(f), respectively.



(d) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.



(e) Had the advisor not waived a portion of the expenses, total return would have been lower.



(f) Per share data was calculated using the weighted average shares outstanding method during the period.



(g)   Not annualized.



(h)   Annualized.

--------------------------------------------------------------------------------
LIBERTY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND(A)
--------------------------------------------------------------------------------



                                                                               SIX MONTHS ENDED                 PERIOD ENDED
                                                                                   APRIL 30,                     OCTOBER 31,
                                                                                     2002                           2001
                                                                                 (UNAUDITED)
                                                                                    CLASS G                        CLASS G(B)
NET ASSET VALUE -- BEGINNING OF PERIOD ($)                                           10.92                         10.69
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                                                               0.17                          0.23

  Net realized and unrealized gain (loss)                                            (0.14)                         0.23
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                    0.03                          0.46
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                                         (0.17)                        (0.23)
  From net realized capital gains                                                      --                            --
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                                       (0.17)                        (0.23)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                                                 10.78                         10.92
----------------------------------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                                                0.31(g)                       4.33(f)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                                           1.77(f)                       1.88(h)
  Expenses (including reimbursement/waiver)                                           1.57(f)                       1.69(g)

  Net investment income (including reimbursement/waiver)                              3.21(f)                       3.21(g)
Portfolio turnover rate (%)                                                              3(g)                         36
NET ASSETS, END OF PERIOD (000'S) ($)                                                   70                            46



(a) The information shown in this table relates to Retail B Shares of the Galaxy Connecticut Fund, the predecessor to the Fund.



(b)   The Galaxy Connecticut Fund began offering Retail B Shares on March 1,
      2001.



(c) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class G shares for the six months ended April 30, 2002 (unaudited) and the year ended October 31, 2001, was $0.15 and $0.21, respectively.



(d) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.



(e) Had the advisor not waived a portion of the expenses, total return would have been lower.



(f)   Annualized.



(g)   Not annualized.



--------------------------------------------------------------------------------
LIBERTY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND(A)
--------------------------------------------------------------------------------



                                                                         SIX MONTHS ENDED      YEAR ENDED          PERIOD ENDED
                                                                            APRIL 30,          OCTOBER 31,          OCTOBER 31,
                                                                               2002               2001                 2000
                                                                           (UNAUDITED)
                                                                             CLASS T             CLASS T              CLASS T(B)
NET ASSET VALUE -- BEGINNING OF PERIOD ($)                                     10.67               10.18                10.00
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                                                         0.20                0.42                 0.15(d)
  Net realized and unrealized gain (loss)                                      (0.12)               0.49                 0.18
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                              0.08                0.91                 0.33
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                                   (0.20)              (0.42)               (0.15)
  From net realized capital gains                                                --                  --                   --

----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                                 (0.20)              (0.42)               (0.15)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                                           10.55               10.67                10.18
----------------------------------------------------------------------------------------------------------------------------------
Total return (%)(e)(f)                                                          0.43(g)             9.05                 3.36(g)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                                     1.06(h)             1.09                 1.09(h)
  Expenses (including waiver/reimbursement)                                     0.86(h)             0.91                 0.93(h)
  Net investment income (including reimbursement/waiver)                        3.82(h)             3.98                 4.20(h)
Portfolio turnover rate (%)                                                        4(g)               54                   20(g)
NET ASSETS, END OF PERIOD (000'S) ($)                                         60,139              57,071                1,345



(a) The information shown in this table relates to Retail A Shares of the Galaxy Massachusetts Fund, the predecessor to the Fund.



(b)   The Galaxy Massachusetts Fund began offering Retail A Shares on June 26,
      2000.



(c) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class T shares for the six months ended April 30, 2002 (unaudited), the years ended October 31, 2001 and the period ended October 31, 2000 were $0.19, $0.40 and $0.15(d), respectively.



(d) Per share data was calculated using the weighted average shares outstanding method during the period.



(e) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.



(f) Had the advisor not waived a portion of the expenses, total return would have been lower.



(g)   Not annualized.



(h)   Annualized.



--------------------------------------------------------------------------------
LIBERTY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND(A)
--------------------------------------------------------------------------------



                                                                              SIX MONTHS ENDED                  PERIOD ENDED
                                                                               APRIL 30, 2002                 OCTOBER 31, 2001
                                                                                 (UNAUDITED)
                                                                                   CLASS G                        CLASS G(B)

NET ASSET VALUE -- BEGINNING OF PERIOD ($)                                           10.67                          10.44
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(c)                                                            0.16                           0.22
  Net realized and unrealized gain (loss)                                            (0.12)                          0.23
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                    0.04                           0.45
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                                         (0.16)                         (0.22)
  From net realized capital gains                                                      --                             --
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                                       (0.16)                         (0.22)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                                                 10.55                          10.67
---------------------------------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                                                0.00(g)                        4.41(f)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                                           1.72(f)                        1.74(g)
  Expenses (including reimbursement/waiver)                                           1.51(f)                        1.56(g)
  Net investment income (including reimbursement/waiver)                              3.17(f)                        3.33(g)
Portfolio turnover rate (%)                                                              4(g)                          54
NET ASSETS, END OF PERIOD (000) ($)                                                  1,143                            653



(a) The information shown in this table relates to Retail B Shares of the Galaxy Massachusetts Fund, the predecessor to the Fund.



(b)   The Galaxy Massachusetts Fund began offering Retail B Shares on March 1,
      2001.



(c) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class G shares for the six months ended April 30, 2002 (unaudited) and for the year ended October 31, 2001, was $0.15 and $0.21, respectively.



(d) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.



(e) Had the advisor not waived a portion of the expenses, total return would have been lower.



(f)   Annualized.



(g)   Not annualized.

--------------------------------------------------------------------------------
LIBERTY NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND(A)
--------------------------------------------------------------------------------



                                                       SIX MONTHS ENDED                                          PERIOD ENDED
                                                           APRIL 30,              YEAR ENDED OCTOBER 31,         OCTOBER 31,
                                                             2002          2001         2000         1999          1998(B)
                                                          (UNAUDITED)
                                                            CLASS T       CLASS T      CLASS T      CLASS T        CLASS T
NET ASSET VALUE -- BEGINNING OF PERIOD ($)                    10.41          9.88         9.56         10.24          10.00
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
   Net investment income(c)                                    0.19          0.39         0.40          0.36           0.20
  Net realized and unrealized gain (loss)                     (0.15)         0.53         0.31         (0.68)          0.24
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                             0.04          0.92         0.71         (0.32)          0.44
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                  (0.19)        (0.39)       (0.39)        (0.36)         (0.20)
  From net realized capital gains                             (0.05)          --           --            --             --
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                (0.24)        (0.39)       (0.39)        (0.36)         (0.20)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                          10.21         10.41         9.88          9.56          10.24
---------------------------------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                         0.45(f)       9.52         7.61         (3.24)          4.34(f)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                    1.09(g)       1.31         2.02          2.11           3.65(g)
  Expenses (including reimbursement/waiver)                    0.89(g)       0.90         0.99          1.11           1.09(h)

  Net investment income (including reimbursement/waiver)       3.85(g)       3.86         4.03          3.56           3.62(g)
Portfolio turnover rate (%)                                       5(f)         61           77            41             53(f)
NET ASSETS, END OF PERIOD (000'S) ($)                        10,137        11,248        1,198         1,302            815



(a) The information shown in this table relates to Retail A Shares of the Galaxy New Jersey Fund, the predecessor to the Fund



(b)   The Galaxy New Jersey Fund commenced operations on April 3, 1998.



(c) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the Administrator for Class T shares for the six months ended April 30, 2002 (unaudited), the years ended October 31, 2001, 2000 and 1999 and the period ended October 31, 1998 were $0.18, $0.35, $0.30, $0.26 and $0.06, respectively.



(d) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.



(e) Had the advisor not waived a portion of the expenses, total return would have been lower.



(f)   Not annualized.



(g)   Annualized.



--------------------------------------------------------------------------------
LIBERTY NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND(A)
--------------------------------------------------------------------------------



                                                                              SIX MONTHS ENDED                 PERIOD ENDED
                                                                               APRIL 30,  2002               OCTOBER 31,  2001
                                                                                 (UNAUDITED)
                                                                                   CLASS G                        CLASS G(B)
NET ASSET VALUE -- BEGINNING OF PERIOD ($)                                           10.41                         10.16
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(c)                                                            0.15                          0.22
  Net realized and unrealized gain (loss)                                            (0.15)                         0.24
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                     --                           0.46
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                                         (0.15)                        (0.21)

  From net realized capital gains                                                    (0.05)                          --
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                                       (0.20)                        (0.21)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                                                 10.21                         10.41
---------------------------------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                                                0.02(f)                       4.61(f)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                                           1.97(g)                       2.06(g)
  Expenses (including reimbursement/waiver)                                           1.74(g)                       1.73(g)
  Net investment income (including reimbursement/waiver)                              3.00(g)                       3.03(g)
Portfolio turnover rate (%)                                                              5(f)                         61
NET ASSETS, END OF PERIOD (000'S) ($)                                                   28                            14



(a) The information shown in this table relates to Retail B Shares of the Galaxy New Jersey Fund, the predecessor to the Fund.



(b)   The Galaxy New Jersey Fund began issuing Retail B Shares on March 1, 2001.



(c) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class G shares for the six months ended April 30, 2002 (unaudited) and the period ended October 31, 2001 was $0.14 and $0.20, respectively.



(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.



(e) Had the advisor not waived a portion of the expenses, total return would have been lower.



(f)   Not annualized



(g)   Annualized



--------------------------------------------------------------------------------
LIBERTY NEW YORK INTERMEDIATE MUNICIPAL BOND FUND(A)
--------------------------------------------------------------------------------



                                               SIX MONTHS ENDED
                                                APRIL 30, 2002                             YEAR ENDED OCTOBER 31,
                                                                       2001        2000         1999         1998          1997
                                                  (UNAUDITED)
                                                    CLASS T           CLASS T     CLASS T      CLASS T      CLASS T       CLASS T

NET ASSET VALUE -- BEGINNING OF PERIOD ($)            11.56            10.99        10.57        11.44        11.09        10.75
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                             0.22             0.47         0.48         0.48         0.48         0.49
  Net realized and unrealized gain (loss)             (0.16)            0.57         0.44        (0.89)        0.35         0.34
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    (0.06)            1.04         0.92        (0.41)        0.83         0.83
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                          (0.22)           (0.47)       (0.50)       (0.46)       (0.48)       (0.49)
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders        (0.22)           (0.47)       (0.50)       (0.46)       (0.48)       (0.49)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                  11.40            11.56        10.99        10.57        11.44        11.09
----------------------------------------------------------------------------------------------------------------------------------
Total return (%)(d)(c)                                 0.53(f)          9.59         8.93        (3.72)        7.65         7.93
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)            1.18(e)          1.18         1.17         1.16         1.20         1.26
  Expenses (including reimbursement/waiver)            0.97(e)          0.97         0.95         0.96         0.87         0.94
  Net investment income (including
  reimbursement/waiver)                                3.88(e)          4.11         4.47         4.31         4.27         4.52
Portfolio turnover rate (%)                              14(f)            48           37           24           27           61
NET ASSETS AT END OF PERIOD (000'S) ($)              32,346           40,410       38,700       41,343       48,218       38,434



(a) The information shown in this table relates to Retail A Shares of the Galaxy New York Fund, the predecessor to the Fund.



(b) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class T shares for the six months ended April 30, 2002 (unaudited) and the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.21, $.044, $0.45,
      $0.46, $0.45 and $0.45, respectively.



(c) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.



(d) Had the advisor not waived a portion of the expenses, total return would have been lower.



(e)   Annualized.



(f)   Not annualized.

--------------------------------------------------------------------------------
LIBERTY NEW YORK INTERMEDIATE MUNICIPAL BOND FUND(A)
--------------------------------------------------------------------------------



                                                                              SIX MONTHS ENDED                PERIOD ENDED
                                                                               APRIL 30, 2002              OCTOBER 31, 2001
                                                                                 (UNAUDITED)
                                                                                   CLASS G                       CLASS G(B)
NET ASSET VALUE -- BEGINNING OF PERIOD ($)                                           11.56                         11.32
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(c)                                                            0.18                          0.26
  Net realized and unrealized gain                                                    0.16                          0.24
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                    0.02                          0.50
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                                         (0.18)                        (0.26)
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                                       (0.18)                        (0.26)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                                                 11.40                         11.56
----------------------------------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                                                0.20(f)                       4.46(f)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                                           1.90(g)                       1.88(g)
  Expenses (including reimbursement/waiver)                                           1.63(g)                       1.62(g)
  Net investment income (including reimbursement/waiver)                              3.22(g)                       3.46(g)
Portfolio turnover rate (%)                                                             14(f)                         48(f)
NET ASSETS, END OF PERIOD (000) ($)                                                    246                           207

(a) The information shown in this table relates to Retail B Shares of the Galaxy New York Fund, the predecessor to the Fund.



(b)   The Galaxy New York Fund began issuing Retail B Shares on March 1, 2001.



(c) Net investment income per share before reimbursement waiver of fees by the advisor and/or its affiliates and/or the administrator for Class G shares for the six months ended April 30, 2002 (unaudited) and the period ended October 31, 2001, was $0.16 and $0.24, respectively.



(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.



(e) Had the advisor not waived a portion of the expenses, total return would have been lower.



(f)   Not Annualized.



(g)   Annualized.



--------------------------------------------------------------------------------
LIBERTY RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND(A)
--------------------------------------------------------------------------------



                                                 SIX MONTHS ENDED
                                                  APRIL 30, 2002                             YEAR ENDED OCTOBER 31,
                                                                       2001         2000        1999         1998          1997
                                                   (UNAUDITED)
                                                     CLASS T          CLASS T      CLASS T     CLASS T       CLASS T      CLASS T
NET ASSET VALUE -- BEGINNING OF PERIOD ($)            11.30            10.75        10.36        11.18        10.91        10.65
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                             0.24             0.49         0.48(c)      0.48         0.50         0.48
  Net realized and unrealized gain (loss)             (0.15)            0.55         0.39        (0.77)        0.29         0.32
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                     0.09             1.04         0.87        (0.29)        0.79         0.80
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                          (0.24)           (0.49)       (0.48)       (0.48)       (0.50)       (0.50)
  From net realized capital gains                       --               --           --         (0.05)       (0.02)       (0.04)
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders        (0.24)           (0.49)       (0.48)       (0.53)       (0.52)       (0.54)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                  11.15            11.30        10.75        10.36        11.18        10.91

----------------------------------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                 0.78(g)          9.88         8.65        (2.73)        7.35         7.78
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)            0.94(f)          0.94         1.06         1.20         1.23         1.34
  Expenses (including reimbursement/waiver)            0.73(f)          0.69         0.73         0.80         0.81         0.83
  Net investment income (including
  reimbursement/waiver)                                4.28(f)          4.44         4.58         4.41         4.52         4.50
Portfolio turnover rate (%)                               4(g)            19           43           34           41           19
NET ASSETS AT END OF PERIOD (000'S) ($)              43,514           40,257       26,023       19,833       20,210       17,134



(a) The information shown in this table relates to Retail A Shares of the Galaxy Rhode Island Fund, the predecessor to the Fund.



(b) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class T shares for the six months ended April 30, 2002 (unaudited) and the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.23, $0.47, $0.45(c),
      $0.44, $0.45 and $0.43, respectively.



(c) Per share data was calculated using the weighted average shares outstanding method during the period.



(d) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.



(e) Had the advisor not waived a portion of the expenses, total return would have been lower.



(f)   Annualized.



(g)   Not annualized.



--------------------------------------------------------------------------------
LIBERTY RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND(A)
--------------------------------------------------------------------------------



                                                                              SIX MONTHS ENDED                PERIOD ENDED
                                                                               APRIL 30, 2002               OCTOBER 31, 2001
                                                                                 (UNAUDITED)
                                                                                   CLASS G                      CLASS G(B)
NET ASSET VALUE -- BEGINNING OF PERIOD ($)                                           11.30                         11.06
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

  Net investment income(c)                                                            0.19                          0.27
  Net realized and unrealized gain (loss)                                            (0.15)                         0.23
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                    0.04                          0.50
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                                         (0.19)                        (0.26)
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                                       (0.19)                        (0.26)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                                                 11.15                         11.30
----------------------------------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                                                0.37(f)                       4.60(f)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                                           1.75(g)                       1.76(g)
  Expenses (including reimbursement/waiver)                                           1.55(g)                       1.53(g)
  Net investment income (including reimbursement/waiver)                              3.46(g)                       3.60(g)
Portfolio turnover rate (%)                                                              4(f)                         19
NET ASSETS, END OF PERIOD (000'S) ($)                                                  218                           169



(a) The information shown in this table relates to Retail B Shares of the Galaxy Rhode Island Fund, the predecessor to the Fund.



(b)   The Galaxy Rhode Island Fund began issuing Retail B Shares on March 1,
      2001.



(c) Net investment income per share before reimbursement/waiver of fees by the advisor and/or affiliates and/or the administrator for Retail B shares for the six months ended April 30, 2002 (unaudited) and the period ended October 31, 2001 was $0.17 and $0.25, respectively.



(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.



(e) Had the advisor not waived a portion of the expenses, total return would have been lower.



(f)   Not annualized.



(g)   Annualized.



-------------------------------------------------------------------------------
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                                    Page 50
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                                    Page 53

FOR MORE INFORMATION
--------------------------------------------------------------------------------


Additional information about a Fund's investments will be published in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.



You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.



You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about a Fund by writing or calling the Funds' distributor at:



Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com



Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.



You can review and copy information about a Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:



Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102



Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust V: 811-5030

- Liberty Connecticut Intermediate Municipal Bond Fund (formerly named Galaxy Connecticut Intermediate Municipal Bond Fund

- Liberty Massachusetts Intermediate Municipal Bond Fund (formerly named Galaxy Massachusetts Intermediate Bond Fund)


- Liberty New Jersey Intermediate Municipal Bond Fund (formerly named Galaxy New Jersey Municipal Bond Fund)



- Liberty New York Intermediate Municipal Bond Fund (formerly named Galaxy New York Municipal Bond Fund)

- Liberty Rhode Island Intermediate Municipal Bond Fund (formerly named Galaxy Rhode Island Municipal Bond Fund)


------------------------------------------------------------------------------
[LOGO] LIBERTYFUNDS

       A Member of Columbia Management Company

       (C)2002 Liberty Funds Distributor, Inc.
       A Member of Columbia Management Group
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.libertyfunds.com
                                                                      Job Code

--------------------------------------------------------------------------------
LIBERTY STATE FUNDS   PROSPECTUS, NOVEMBER 18, 2002
--------------------------------------------------------------------------------


LIBERTY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
LIBERTY FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
LIBERTY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND**
LIBERTY NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
LIBERTY NEW YORK INTERMEDIATE MUNICIPAL BOND FUND*
LIBERTY PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND*
LIBERTY RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND


CLASS Z SHARES

Advised by Fleet Investment Advisors Inc.

-------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUNDS                                                                   2
-----------------------------------------------------------------------------
Investment Goal ..........................................................  2
Principal Investment Strategies ..........................................  2
Principal Investment Risks ...............................................  3

Each of the following sections discusses
Performance History and Your Expenses for that Fund:
Liberty Connecticut Intermediate Municipal Bond Fund .....................  5
Liberty Florida Intermediate Municipal Bond Fund .........................  8
Liberty Massachusetts Intermediate Municipal Bond Fund ................... 11
Liberty New Jersey Intermediate Municipal Bond Fund ...................... 14
Liberty New York Intermediate Municipal Bond Fund .......................  17
Liberty Pennsylvania Intermediate Municipal Bond Fund .................... 20
Liberty Rhode Island Intermediate Municipal Bond Fund .................... 23

YOUR ACCOUNT                                                               26
-----------------------------------------------------------------------------
How to Buy Shares ........................................................ 26
Eligible Investors ....................................................... 26
Sales Charges ............................................................ 27
How to Exchange Shares ................................................... 27
How to Sell Shares ....................................................... 27
Fund Policy on Trading of Fund Shares .................................... 28
Other Information About Your Account ..................................... 29

MANAGING THE FUNDS                                                         31
-----------------------------------------------------------------------------
Investment Advisor ....................................................... 31
Portfolio Managers ....................................................... 31

FINANCIAL HIGHLIGHTS                                                       32
-----------------------------------------------------------------------------
Liberty Connecticut Intermediate Municipal Bond Fund ..................... 33
Liberty Florida Intermediate Municipal Bond Fund ......................... 34
Liberty Massachusetts Intermediate Municipal Bond Fund ................... 35
Liberty New Jersey Intermediate Municipal Bond Fund ...................... 36
Liberty New York Intermediate Municipal Bond Fund ........................ 37
Liberty Pennsylvania Intermediate Municipal Bond Fund .................... 38
Liberty Rhode Island Intermediate Municipal Bond Fund .................... 39

Only eligible investors may purchase Class Z shares. See "Your Account - Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


 *Shares of Liberty New York Intermediate Municipal Bond Fund and shares of
  Liberty Pennsylvania Intermediate Municipal Bond Fund will not be available for purchase until November 25, 2002.


**Shares of the Massachusetts Intermediate Municipal Bond Fund will not be available for purchase until December 9, 2002.


                                                    ---------------------------
                                                    Not FDIC   May Lose Value
                                                    Insured   -----------------
                                                              No Bank Guarantee
                                                    ---------------------------

--------------------------------------------------------------------------------
THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT GOAL
--------------------------------------------------------------------------------
Each Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from the personal income tax of its state, as is consistent with relative stability of principal.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Each Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in the municipal securities of its state, which are securities issued by that state and other governmental issuers (potentially including issuers located outside that state) and that pay interest which is exempt from both federal income tax (including the federal alternative minimum tax) and the income tax of that state and, in the case of the Connecticut Intermediate Municipal Bond Fund and the Massachusetts Intermediate Municipal Bond Fund, mutual funds that invest in that state's municipal securities. Under normal circumstances, each Fund will invest no more than 20% of its net assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.


Municipal securities purchased by each Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.


In selecting portfolio securities for a Fund, each Fund's investment advisor evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. Each Fund's advisor also determines the appropriate allocation of its Fund's assets among various issuers and industry sectors.


Nearly all of the investments of a Fund will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Fund's advisor to be of comparable quality. Under normal market conditions, each Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or unrated securities determined by its advisor to be of comparable quality. Occasionally, the rating of a security held by a Fund may be downgraded to below investment grade. If that happens, a Fund does not have to sell the security, unless its advisor determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, each Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.


Under normal circumstances each Fund's average weighted maturity is expected to be between three and ten years.


Each Fund will sell a security when, as a result of changes in the economy or the performance of the security or other circumstances, its advisor believes that holding the security is no longer consistent with the Fund's investment goal.

At times, a Fund's advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goal.

In seeking to achieve their investment goal, each Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in each Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by a Fund's shareholders is not required to modify or change a Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Funds are described below. There are many circumstances (including additional risks that are not described here) which could prevent a Fund from achieving its investment goal. You may lose money by investing in the Funds.

Management risk means that the advisor's bond selections and other investment decisions might produce losses or cause a Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that a Fund will achieve its investment goal or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income a Fund receives from them but will affect the value of a Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments, and thus are subject to issuer risk. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with municipal bonds. Changes in interest rates may cause certain municipal securities held by a Fund to be paid off sooner or later than expected, which could adversely affect a Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, a Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and a Fund may be unable to invest in higher-yielding securities.

Tax-exempt bonds are subject to special risks. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some of these bonds taxable. Bonds that are backed by the issuer's taxing authority, known as general obligation bonds, may partially depend for payment on legislative appropriation and/or aid from other governments. These bonds may be vulnerable to legal limits on a government's power to raise revenue or increase taxes. Other tax-exempt bonds, known as special revenue obligations, are payable from revenues earned by a particular project or other revenue source. These bonds are subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or private company, rather than to the credit of the state or local government issuer of the bonds.


The interest income distributed by a Fund from certain tax-exempt bonds may be subject to the federal alternative minimum tax for individuals and corporations. As a fundamental policy that cannot be changed without shareholder approval, the Fund may not invest more than 20% of its total assets in bonds subject to the alternative minimum tax. Consult your tax advisor for more information.


State Municipal Market Volatility: A state's municipal market may be volatile and can be significantly affected by adverse tax, legislative or political changes and the financial and economic condition of the state will be affected by these factors and will, in turn, affect the value of each Fund's investments. As a result, each Fund may be more volatile than a more geographically diversified municipal fund. Certain additional considerations affecting the investments of the Funds can be found in the Statements of Additional Information for the Funds.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY (CONNECTICUT)
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns for its Class Z shares.(1) The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares compare with those of broad measures of market performance for 1 year, 5 years and the life of the Fund.
(2) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.


--------------------------------------------------------------------------------
  UNDERSTANDING PERFORMANCE


  CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each complete calendar year since the Fund commenced operations.(1)


  AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and the life of the Fund periods.(2)


  In 2002, the Fund began comparing itself to the Lehman Brothers Quality Intermediate Municipal Bond Index, an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities of between 2 and 12 years and at least $5 million in principal amount outstanding. Previously, the Fund's returns were compared only to the Lehman Brothers 3-15 Year Blend Municipal Bond Index, which is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. The advisor added the new index because it believes the index offers shareholders a more useful comparison of the fund's relative performance. The Fund's average annual returns for the one-year, five-year and the life of the Fund periods are shown compared to the Lehman Brothers Quality Intermediate Municipal Bond Index and the Lehman Brothers 3-15 Year Blend Municipal Bond Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS (CLASS Z)(1)
--------------------------------------------------------------------------------

                1995                          14.70%
                1996                           3.63%
                1997                           8.53%
                1998                           6.67%
                1999                          -2.81%
                2000                          10.16%
                2001                           4.47%


The Fund's year-to-date total return    For period shown in bar chart:
through September 30, 2002 was +8.08%.  Best quarter: 1st quarter 1995, +5.91%

                                        Worst quarter: 2nd quarter 1999, -2.28%


(1) The calendar year total returns shown for Class Z shares include the returns of Trust Shares of the Galaxy Connecticut Intermediate Municipal Bond Fund (the Galaxy Connecticut Fund), the predecessor to the Fund, for periods prior to the date of this prospectus, and returns of shares of the Boston 1784 Connecticut Tax-Exempt Income Fund (the 1784 Connecticut
      Fund), the predecessor to the Galaxy Connecticut Fund, for periods prior to June 26, 2000.


After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001(2)
--------------------------------------------------------------------------------

                                                         INCEPTION                                                    LIFE OF
                                                           DATE                1 YEAR             5 YEARS             THE FUND
Class Z (%)                                               8/1/94

  Return Before Taxes                                                           4.47                5.30                5.85

  Return After Taxes on Distributions                                           4.47                5.24                5.80

  Return After Taxes on Distributions and Sale of
  Fund Shares                                                                   4.37                5.16                5.67
--------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Quality Intermediate Municipal
Bond Index (%)                                              N/A                 7.45                5.51                5.90(3)
--------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers 3-15 Year Blend Municipal Bond
Index (%)                                                   N/A                 5.27                5.82                6.26(3)
--------------------------------------------------------------------------------------------------------------------------------


(2) The average annual total returns shown include returns of Trust Shares of the Galaxy Connecticut Fund for periods prior to the date of this prospectus, and returns of the 1784 Connecticut Fund for periods prior to June 26, 2000.


(3)   Performance information is from July 31, 1994.

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

--------------------------------------------------------------------------------
  UNDERSTANDING EXPENSES

  ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees and other administrative costs including pricing and custody services.

  EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

  - $10,000 initial investment
  - 5% total return for each year
  - Fund operating expenses remain the same
  - Assumes reinvestment of all dividends and distributions
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER FEES(4) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                  0.00
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)    0.00
--------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount redeemed, if applicable)   (5)


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------

Management fee(6) (%)                                                    0.75
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                0.00
--------------------------------------------------------------------------------
Other expenses (%)                                                       0.18
--------------------------------------------------------------------------------
Total annual fund operating expenses(6) (%)                              0.93
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------

       1 YEAR              3 YEARS             5 YEARS           10 YEARS
        $95                  $296               $515              $1,143


(4) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(5)   There is a $7.50 charge for wiring sale proceeds to your bank.


(6) The Fund's advisor has voluntarily agreed to waive a portion of the management fee. As a result, the management fee would be 0.55% and total annual fund operating expenses would be 0.73%. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Connecticut Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.


PERFORMANCE HISTORY (FLORIDA)
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class
Z shares.(7) The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares compare with those of broad measures of market performance for 1 year and the life of the Fund.(8) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.


--------------------------------------------------------------------------------
  UNDERSTANDING PERFORMANCE


  CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each complete calendar year since the Fund commenced operations.(7)


  AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year and the life of the Fund periods.(8)


  In 2002, the Fund began comparing itself to the Lehman Brothers Quality Intermediate Municipal Bond Index, an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities of between 2 and 12 years and at least $5 million in principal amount outstanding. Previously, the Fund's returns were compared only to the Lehman Brothers 3-15 Year Blend Municipal Bond Index, which is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. The advisor added the new index because it believes the index offers shareholders a more useful comparison of the Fund's relative performance. The Fund's average annual returns for the one-year and the life of the Fund periods are shown compared to the Lehman Brothers Quality Intermediate Municipal Bond Index and the Lehman Brothers 3-15 Year Blend Municipal Bond Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS (CLASS Z)(7)
--------------------------------------------------------------------------------


                    1998                6.37%
                    1999               -2.78%
                    2000                9.08%
                    2001                4.74%



The Fund's year-to-date total return    For period shown in bar chart:

through September 30, 2002 was +7.84%.  Best quarter: 4th quarter 2000, +3.41%
                                        Worst quarter: 2nd quarter 1999, -2.38%


(7) The calendar year total returns shown for Class Z shares include the returns of Trust Shares of the Galaxy Florida Municipal Bond Fund (the Galaxy Florida Fund), the predecessor to the Fund, for periods prior to the date of this prospectus, and returns of shares of the Boston 1784 Florida Tax-Exempt Income Fund (the 1784 Florida Fund), the predecessor to the Galaxy Florida Fund, for periods prior to June 26, 2000.


After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001(8)
--------------------------------------------------------------------------------

                                                                            INCEPTION                                 LIFE OF
                                                                              DATE                1 YEAR              THE FUND
Class Z (%)                                                                  6/30/97

  Return Before Taxes                                                                              4.74                 4.98

  Return After Taxes on Distributions                                                              4.74                 4.91

  Return After Taxes on Distributions and Sale of Fund Shares                                      4.47                 4.86
--------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Quality Intermediate Municipal Bond Index (%)                  N/A                 7.45                 5.52(9)
--------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers 3-15 Year Blend Municipal Bond Index (%)                       N/A                 5.27                 5.78(9)
--------------------------------------------------------------------------------------------------------------------------------


(8) The average annual total returns shown include returns of Trust Shares of the Galaxy Florida Fund for periods prior to the date of this prospectus, and returns of the 1784 Florida Fund for periods prior to June 26, 2000.


(9)   Performance information is from June 30, 1997.


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

--------------------------------------------------------------------------------
  UNDERSTANDING EXPENSES

  ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees and other administrative costs including pricing and custody services.

  EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

  - $10,000 initial investment
  - 5% total return for each year
  - Fund operating expenses remain the same
  - Assumes reinvestment of all dividends and distributions
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER FEES(10) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------


Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                  0.00
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)    0.00
--------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount redeemed, if applicable)   (11)


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------


Management fee(12) (%)                                                   0.75
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                0.00
--------------------------------------------------------------------------------
Other expenses (%)                                                       0.22
--------------------------------------------------------------------------------
Total annual fund operating expenses(12) (%)                             0.97
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------


       1 YEAR              3 YEARS             5 YEARS           10 YEARS
        $99                  $309               $536              $1,190


(10) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.


(11)  There is a $7.50 charge for wiring sale proceeds to your bank.

(12) The Fund's advisor has voluntarily agreed to waive a portion of the management fee. As a result, the management fee would be 0.55% and total annual fund operating expenses would be 0.77%. This arrangement may be modified or terminated by the advisor at any time. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Florida Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.


   PERFORMANCE HISTORY (MASSACHUSETTS)
      --------------------------------------------------------------------------
      The bar chart below shows the Fund's calendar year total returns for its Class Z shares.(13) The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares compare with those of broad measures of market performance for 1 year, 5 years and the life of the Fund. (14) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.


--------------------------------------------------------------------------------
  UNDERSTANDING PERFORMANCE


  CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each complete calendar year since the Fund commenced operations.(13)


  AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and the life of the Fund periods.(14)


  In 2002, the Fund began comparing itself to the Lehman Brothers Quality Intermediate Municipal Bond Index, an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities of between 2 and 12 years and at least $5 million in principal amount outstanding. Previously, the Fund's returns were compared only to the Lehman Brothers 3-15 Year Blend Municipal Bond Index, which is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. The advisor added the new index because it believes the index offers shareholders a more useful comparison of the fund's relative performance. The Fund's average annual returns for the one-year, five-year and the life of the Fund periods are shown compared to the Lehman Brothers Quality Intermediate Municipal Bond Index and the Lehman Brothers 3-15 Year Blend Municipal Bond Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS (CLASS Z)(13)
--------------------------------------------------------------------------------

                    1994                     -5.45%
                    1995                     13.77%
                    1996                      3.32%

                    1997                      8.89%
                    1998                      5.91%
                    1999                     -2.16%
                    2000                      9.94%
                    2001                      4.67%


The Fund's year-to-date total return    For period shown in bar chart:
through September 30, 2002 was +7.89%.  Best quarter: 1st quarter 1995, +5.45%
                                        Worst quarter: 1st quarter 1994, -5.17%


(13) the calendar year total returns shown for Class Z shares include the returns of Trust Shares of the Galaxy Massachusetts Intermediate Municipal Bond Fund (the Galaxy Massachusetts Fund), the predecessor to the Fund, for periods prior to the date of this prospectus, and returns of shares of the Boston 1784 Massachusetts Tax-Exempt Income Fund (the 1784 Massachusetts Fund), the predecessor to the Galaxy Massachusetts Fund, for periods prior to June 26, 2000.


After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001(14)
--------------------------------------------------------------------------------

                                                         INCEPTION                                                    LIFE OF
                                                           DATE                1 YEAR             5 YEARS             THE FUND
Class Z (%)                                               6/14/93
  Return Before Taxes                                                           4.67                5.36                5.20
  Return After Taxes on Distributions                                           4.67                5.36                5.20
  Return After Taxes on Distributions and Sale of
  Fund Shares                                                                   4.49                5.21                5.11
--------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Quality Intermediate Municipal
Bond Index (%)                                              N/A                 7.45                5.51                5.46(15)
--------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers 3-15 Year Blend Municipal Bond
Index (%)                                                   N/A                 5.27                5.82                5.77(15)
--------------------------------------------------------------------------------------------------------------------------------


(14) The average annual total returns shown include returns of Trust Shares of the Galaxy Massachusetts Fund for periods prior to the date of this prospectus, and returns of the 1784 Massachusetts Fund for periods prior to June 26, 2000.


(15)  Performance information is from June 30, 1993.


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

--------------------------------------------------------------------------------
  UNDERSTANDING EXPENSES

  ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees and other administrative costs including pricing and custody services.

  EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

  - $10,000 initial investment
  - 5% total return for each year
  - Fund operating expenses remain the same
  - Assumes reinvestment of all dividends and distributions
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER FEES(16) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                  0.00
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)    0.00
--------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount redeemed, if applicable)   (17)


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------


Management fee(18) (%)                                                   0.75
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                0.00
--------------------------------------------------------------------------------
Other expenses (%)                                                       0.15
--------------------------------------------------------------------------------
Total annual fund operating expenses(18) (%)                             0.90
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------

       1 YEAR              3 YEARS             5 YEARS           10 YEARS
        $92                  $287               $498              $1,108


(16) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.


(17)  There is a $7.50 charge for wiring sale proceeds to your bank.


(18) The Fund's advisor has voluntarily agreed to waive a portion of the management fee. As a result, the management fee would be 0.55% and total annual fund operating expenses would be 0.70%. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Massachusetts Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.



PERFORMANCE HISTORY (NEW JERSEY)
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class
Z shares.(19) The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares compare with those of a broad measure of market performance for 1 year and the life of the Fund.(20) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.


--------------------------------------------------------------------------------
  UNDERSTANDING PERFORMANCE


  CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each complete calendar year since the Fund commenced operations.(19)


  AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year and the life of the Fund periods.(20)


  The Fund's returns are compared to the Lehman Brothers Municipal Bond Index, an unmanaged index that tracks the performance of municipal bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS (CLASS Z)(19)
--------------------------------------------------------------------------------


                         1999                     -3.02
                         2000                     10.69%
                         2001                      3.77%

The Fund's year-to-date total return   For period shown in bar chart:
through September 30, 2002 was +9.97%. Best quarter: 4th quarter 2000, +4.46%
                                       Worst quarter: 2nd quarter 1999, -2.35%


(19) The calendar year total returns shown for Class Z shares include the returns of Trust Shares of the Galaxy New Jersey Municipal Bond Fund (the Galaxy New Jersey Fund), the predecessor to the Fund, for periods prior to the date of this prospectus.


After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001(20)
--------------------------------------------------------------------------------

                                                                            INCEPTION                                 LIFE OF
                                                                              DATE                1 YEAR              THE FUND
Class Z (%)                                                                  4/3/98
  Return Before Taxes                                                                              3.77                 4.23
  Return After Taxes on Distributions                                                              3.67                 4.20
  Return After Taxes on Distributions and Sale of Fund Shares                                      4.01                 4.18
--------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index (%)                                       N/A                 5.13                 5.23(21)
--------------------------------------------------------------------------------------------------------------------------------


(20) The average annual total returns shown include returns of Trust Shares of the Galaxy New Jersey Fund for periods prior to the date of this prospectus.


(21)  Performance information is from March 31, 1998.


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

--------------------------------------------------------------------------------
  UNDERSTANDING EXPENSES

  ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees and other administrative costs including pricing and custody services.

  EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

  - $10,000 initial investment
  - 5% total return for each year
  - Fund operating expenses remain the same
  - Assumes reinvestment of all dividends and distributions
--------------------------------------------------------------------------------

   SHAREHOLDER FEES(22) (PAID DIRECTLY FROM YOUR INVESTMENT)


Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                  0.00
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)    0.00
--------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount redeemed, if applicable)   (23)


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------


Management fee(24) (%)                                                   0.75
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                0.00
--------------------------------------------------------------------------------
Other expenses (%)                                                       0.33
--------------------------------------------------------------------------------
Total annual fund operating expenses(24) (%)                             1.08
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------


       1 YEAR              3 YEARS             5 YEARS           10 YEARS
        $110                 $343               $595              $1,317


(22) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.


(23)  There is a $7.50 charge for wiring sale proceeds to your bank.


(24) The Fund's advisor has voluntarily agreed to waive a portion of the management fee. As a result, the actual management fee would be 0.55% and total annual fund operating expenses would be 0.88%. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy New Jersey Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.

PERFORMANCE HISTORY (NEW YORK)
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class
Z shares.(25) The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years.(26) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.


--------------------------------------------------------------------------------
  UNDERSTANDING PERFORMANCE


  CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each of the last ten complete calendar years.(25)


  AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods.(26)


  The Fund's returns are compared to the Lehman Brothers Municipal Bond Index, an unmanaged index that tracks the performance of municipal bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS (CLASS Z)(25)
--------------------------------------------------------------------------------


                    1992                      8.26%
                    1993                     12.30%
                    1994                     -7.26%
                    1995                     17.09%
                    1996                      3.62%
                    1997                      8.89%
                    1998                      6.13%
                    1999                     -3.48%
                    2000                     12.58%
                    2001                      3.30%



The Fund's year-to-date total return     For period shown in bar chart:
through September 30, 2002 was +10.51%.  Best quarter: 1st quarter 1995, +7.42%
                                         Worst quarter: 1st quarter 1994, -6.55%


(25) The calendar year total returns shown for Class Z shares include the returns of Trust Shares of the Galaxy New York Municipal Bond Fund (the Galaxy New York Fund), the predecessor to the Fund, for periods prior to the date of this prospectus.


After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001(26)
--------------------------------------------------------------------------------

                                                         INCEPTION
                                                           DATE                1 YEAR             5 YEARS             10 YEARS
Class Z (%)                                              12/31/91
  Return Before Taxes                                                           3.30                5.34                5.90
  Return After Taxes on Distributions                                           3.30                5.34                5.90
  Return After Taxes on Distributions and Sale of
  Fund Shares                                                                   3.71                5.21                5.73
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index (%)                    N/A                 5.13                5.98                6.63
------------------------------------------------------------------------------------------------------------------------------------


(26) The average annual total returns shown include returns of Trust Shares of the Galaxy New York Fund for periods prior to the date of this prospectus.


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

--------------------------------------------------------------------------------
  UNDERSTANDING EXPENSES

  ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees and other administrative costs including pricing and custody services.

  EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

  - $10,000 initial investment
  - 5% total return for each year
  - Fund operating expenses remain the same
  - Assumes reinvestment of all dividends and distributions
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SHAREHOLDER FEES(27) PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------


Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                  0.00
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)    0.00
--------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount redeemed, if applicable)   (28)


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------


Management fee(29) (%)                                                   0.75
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                0.00
--------------------------------------------------------------------------------
Other expenses (%)                                                       0.24
--------------------------------------------------------------------------------
Total annual fund operating expenses(29) (%)                             0.99
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------


       1 YEAR              3 YEARS             5 YEARS           10 YEARS
        $101                 $315               $547              $1,213


(27) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.


(28)  There is a $7.50 charge for wiring sale proceeds to your bank.


(29) The Fund's advisor has voluntarily agreed to waive a portion of the management fee. As a result, the management fee would be 0.55% and total annual fund operating expenses would be 0.79%. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy New York Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.



PERFORMANCE HISTORY (PENNSYLVANIA)
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class
Z shares.(30) The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares compare with those of broad measures of market performance for 1 year, 5 years and the life of the Fund.
(31) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.


--------------------------------------------------------------------------------
  UNDERSTANDING PERFORMANCE


  CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each complete calendar year since the Fund commenced operations.(30)


  AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and the life of the Fund periods.(31)


  In 2001, the Fund began comparing itself to the Lehman Brothers Municipal Bond Index, an unmanaged index that tracks the performance of municipal bonds. Previously, the Fund's returns were only compared to the Lehman Brothers 5-Year Municipal Bond Index, an unmanaged index that tracks the performance of investment grade municipal bonds with remaining maturities of between 4 and 6 years. The advisor added the new index because it believes the index offers shareholders a more useful comparison of the fund's relative performance. The Fund's average annual returns for the one-year, five-year and the life of the Fund periods are shown compared to the Lehman Brothers Municipal Bond Index and the Lehman Brothers 5-Year Municipal Bond Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes, and are not professionally managed.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS (CLASS Z)(30)
--------------------------------------------------------------------------------


                    1994                     -2.58%
                    1995                     11.53%
                    1996                      3.89%
                    1997                      7.18%
                    1998                      4.84%
                    1999                     -7.06%
                    2000                     13.31%
                    2001                      4.70%



The Fund's year-to-date total return    For period shown in bar chart:
through September 30, 200  was +9.92%.  Best quarter: 4th quarter 2000, +5.64%
                                        Worst quarter: 1st quarter 1994, -3.30%


(30) The calendar year total returns shown for Class Z shares include the returns of Trust Shares of the Galaxy Pennsylvania Municipal Bond Fund (the Galaxy Pennsylvania Fund), the predecessor to the Fund, for periods prior to the date of this prospectus, and returns of Class I Shares of the Pennsylvania Municipal Securities Fund (the Pillar Fund), the predecessor to the Galaxy Pennsylvania Fund, for periods prior to August 27, 2001.


After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001(31)
--------------------------------------------------------------------------------

                                                         INCEPTION                                                    LIFE OF
                                                           DATE                1 YEAR              5 YEAR             THE FUND
Class Z (%)                                               5/3/93
  Return Before Taxes                                                           4.70                4.38                4.42
  Return After Taxes on Distributions                                           4.70                4.23                4.33
  Return After Taxes on Distributions and Sale of
  Fund Shares                                                                   4.51                4.35                4.36
--------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index (%)                    N/A                 5.13                5.98                6.07(32)
--------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers 5-Year Municipal Bond Index                 N/A                 6.21                5.35                5.34(32)
--------------------------------------------------------------------------------------------------------------------------------


(31) The average annual total returns shown include returns of Trust Shares of the Galaxy Pennsylvania Fund for periods prior to the date of this prospectus, and returns of the Pillar Fund for periods prior to August 27, 2001.


(32)  Performance information is from April 30, 1993.


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

--------------------------------------------------------------------------------
  UNDERSTANDING EXPENSES

  ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees and other administrative costs including pricing and custody services.

  EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

  - $10,000 initial investment
  - 5% total return for each year
  - Fund operating expenses remain the same
  - Assumes reinvestment of all dividends and distributions
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER FEES(33) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------


Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                  0.00
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)    0.00
--------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount redeemed, if applicable)   (34)


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------


Management fee(35) (%)                                                   0.75
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                0.00
--------------------------------------------------------------------------------
Other expenses(35) (%)                                                   0.39
--------------------------------------------------------------------------------
Total annual fund operating expenses(35) (%)                             1.14
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------


       1 YEAR              3 YEARS             5 YEARS           10 YEARS
        $116                 $362               $628              $1,386


(33) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.


(34)  There is a $7.50 charge for wiring sale proceeds to your bank.


(35) The Fund's advisor has voluntarily agreed to waive a portion of the management fee so that such fee is expected to be 0.55%. The Fund's advisor and/or its affiliates have also voluntarily agreed to waive a portion of the bookkeeping fees so that other expenses would be 0.36%. As a result of these waivers, total annual fund operating expenses would be 0.91%. The advisor has agreed to maintain these waivers for one year from the date of the acquisition of the Galaxy Pennsylvania Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.



PERFORMANCE HISTORY (RHODE ISLAND)
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns for its Class
Z shares.(36) The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares compare with those of a broad measure of market performance for 1 year and the life of the Fund.(37) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.


--------------------------------------------------------------------------------
  UNDERSTANDING PERFORMANCE


  CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each complete calendar year since the Fund commenced operations.(36)


  AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year and the life of the Fund periods.(37)


  The Fund's returns are compared to the Lehman Brothers Municipal Bond Index, an unmanaged index that tracks the performance of municipal bonds. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS (CLASS Z)(36)
--------------------------------------------------------------------------------


                         1992
                         1993
                         1994
                         1995                14.31%
                         1996                 3.63%
                         1997                 8.54%
                         1998                 5.87%
                         1999                -2.77%
                         2000                11.59%
                         2001                 4.22%



The Fund's year-to-date total return   For period shown in bar chart:
through September 30, 2002 was +8.97%. Best quarter: 4th quarter 2000, +4.47%
                                       Worst quarter: 1st quarter 1996, -1.69%


(36) The calendar year total returns shown for Class Z shares include the returns of Trust Shares of the Galaxy Rhode Island Municipal Bond Fund (the Galaxy Rhode Island Fund), the predecessor to the Fund, for periods prior to the date of this prospectus. The returns for Class Z shares also include the returns of Retail A Shares of the Galaxy Rhode Island Fund for periods prior to the inception of Trust Shares (June 19, 2000). Class Z shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been higher to the extent that expenses for Class Z shares are lower than expenses paid by Retail A Shares.


After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001(37)
--------------------------------------------------------------------------------

                                                                                                                      LIFE OF
                                                                             1 YEAR               3 YEARS             THE FUND
Class Z
  Return Before Taxes                                                         4.22%                5.38%               6.35%
  Return After Taxes on Distributions                                         4.22%                5.35%               6.27%
  Return After Taxes on Distributions and Sale of Fund Shares                 4.35%                5.24%               6.06%
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                          5.13%                5.98%               7.32%(38)
------------------------------------------------------------------------------------------------------------------------------------


(37) The average annual total returns shown include returns of Trust Shares of the Galaxy Rhode Island Fund for periods prior to the date of this prospectus. The returns for Class Z shares also include the returns of Retail A Shares of the Galaxy Rhode Island Fund for periods prior to the inception of Trust Shares (June 19, 2000). Class Z shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been higher to the extent that expenses for Class Z shares are lower than expenses paid by Retail A Shares.


(38)  Performance information is from December 31, 1994.


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

--------------------------------------------------------------------------------
  UNDERSTANDING EXPENSES

  ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees and other administrative costs including pricing and custody services.

  EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

  - $10,000 initial investment
  - 5% total return for each year
  - Fund operating expenses remain the same
  - Assumes reinvestment of all dividends and distributions
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER FEES(39) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------


Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                  0.00
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)    0.00
--------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount redeemed, if applicable)   (40)


       ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


Management fee(41) (%)                                                   0.75
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                0.00
--------------------------------------------------------------------------------
Other expenses (%)                                                       0.18
--------------------------------------------------------------------------------
Total annual fund operating expenses(41) (%)                             0.93
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------


       1 YEAR              3 YEARS             5 YEARS           10 YEARS
        $95                  $296               $515              $1,143


(39) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.


(40)  There is a $7.50 charge for wiring sale proceeds to your bank.


(41) The Fund's advisor has voluntarily agreed to waive a portion of the management fee. As a result, the management fee would be 0.55% and total annual fund operating expenses would be 0.71%. The adviser has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Rhode Island Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.


--------------------------------------------------------------------------------
YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When a Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with your financial advisor firm or your payment has been received and your application is complete, including all necessary signatures.


--------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
--------------------------------------------------------------------------------

METHOD                       INSTRUCTIONS
Through your                 Your financial advisor can help you establish your account and buy Fund shares on your behalf. To
financial advisor            receive the current trading day's price, your financial advisor firm must receive your request prior to the close of the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing the purchase for you.
-----------------------------------------------------------------------------------------------------------------------------------
By check                     For new accounts send a completed application and check made payable to the Fund to the transfer
(new account)                agent, Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------
By check                     For existing accounts fill out and return the additional investment stub included in your quarterly
(existing account)           statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------
By exchange                  You or your financial advisor may acquire shares for your account by exchanging shares you own in one fund for shares of the same class or Class A of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call
                             1-800-422-3737.
-----------------------------------------------------------------------------------------------------------------------------------
By wire                      You may purchase shares by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.
-----------------------------------------------------------------------------------------------------------------------------------
By electronic                You may purchase shares by electronically transferring money from your bank account to your Fund
funds transfer               account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request.
                             Be sure to complete the appropriate section of the application.
-----------------------------------------------------------------------------------------------------------------------------------
Automatic                    You can make monthly or quarterly investments automatically from your bank account to your Fund

METHOD                       INSTRUCTIONS
investment plan              account. You can select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
Automated dollar             You can purchase shares for your account by exchanging $100 or more each month from another fund for
cost averaging               shares of the same class of the Fund at no additional cost. You must have a current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-422-3737. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
By dividend                  You may automatically invest dividends distributed by another fund into the same class of shares of
diversification              the Fund at no additional sales charge. To invest your dividends in the Fund, call 1-800-345-6611.


ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:


$1,000 minimum initial investment


  - Any shareholder (as well as any family member or person listed on an account registration for any account of the shareholder) of a fund distributed by Liberty Funds Distributor, Inc. (LFD) (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchanging Class Z shares; or
    (iii) who purchased certain no-load shares of funds merged with funds distributed by LFD;


  - Any trustee or director (or family member) of any fund distributed by LFD;
    and


  - Any employee (or family member) of FleetBoston Financial Corporation or its subsidiaries.


$100,000 minimum initial investment


  - Clients of broker-dealers or registered investment advisors that both recommend the purchase of a fund's shares and charge clients an asset-based fee; and


  - Any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.


No minimum initial investment


  - Any client of Fleet National Bank (Fleet) or a subsidiary (for shares purchased through an asset management, trust, retirement plan administration or similar arrangement with Fleet or the subsidiary);


  - A retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from LFD or through a third-party broker-dealer;


  - Investors purchasing through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code;


  - Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Liberty Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or rollover; and


  - Any investment company whose shares are distributed by LFD.


Each Fund reserves the right to change the criteria for eligible investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. Each Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for Class Z or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. A Fund may terminate your exchange privilege if its advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of a Fund on any regular business day that the NYSE is open.

When a Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

Each Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, a Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

--------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
--------------------------------------------------------------------------------


METHOD                       INSTRUCTIONS
Through your                 You may call your financial advisor to place your sell order. To receive the current trading day's
financial advisor            price, your financial advisor firm must receive your request prior to the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
-----------------------------------------------------------------------------------------------------------------------------------
By exchange                  You or your financial advisor may sell shares by exchanging from the Fund into Class Z shares or Class
                             A shares of another fund distributed by Liberty Funds Distributor, Inc. at no additional cost. To exchange by telephone, call 1-800-422-3737.
-----------------------------------------------------------------------------------------------------------------------------------
By telephone                 You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-345-6611.
-----------------------------------------------------------------------------------------------------------------------------------
By mail                      You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.


                             Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------
By wire                      You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------

METHOD                       INSTRUCTIONS
By systematic                You may automatically sell a specified dollar amount or percentage of your account on a monthly,
withdrawal plan              quarterly or semi-annual basis and have the proceeds sent to you if your account balance is at least
                             $5,000. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
By electronic                You may sell shares and request that the proceeds be electronically transferred to your bank. Proceeds
funds transfer               may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The Funds do not permit short-term or excessive trading in its shares.
Excessive purchases, redemptions or exchanges of a Fund's shares disrupt portfolio management and increase a Fund's expenses. In order to promote the best interests of the Funds, the Funds reserve the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to a Fund.
The fund into which you would like to exchange also may reject your request.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW THE FUND'S SHARE PRICE IS DETERMINED The price of a Fund's Class Z shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

Each Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, a Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, a Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Funds' web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Funds' transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.


SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.


DIVIDENDS, DISTRIBUTIONS AND TAXES Each Fund has the potential to make the following distributions:

--------------------------------------------------------------------------------
TYPES OF DISTRIBUTIONS
--------------------------------------------------------------------------------

Dividends                     Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.
----------------------------------------------------------------------------------------------------------------------------------
Capital gains                 Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


DISTRIBUTION OPTIONS Each Fund declares dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Dividends begin to accrue on the day that a Fund receives payment and stop accruing on the day prior to the shares leaving the account. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

--------------------------------------------------------------------------------
  UNDERSTANDING FUND DISTRIBUTIONS

  The Fund earns income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains, generally based on the number of shares you own at the time these distributions are declared.
--------------------------------------------------------------------------------

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

Reinvest all distributions in additional shares of your current fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):

- send the check to your address of record
- send the check to a third party address
- transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund. All subsequent distributions will be reinvested.

TAX CONSEQUENCES For federal income tax purposes, distributions of investment income by a Fund, whether in cash or additional securities, will ordinarily constitute tax-exempt income. Generally, gains realized by a Fund on the sale or exchange of investments, the income from which is tax-exempt, will be taxable to shareholders. In addition, an investment in a Fund may result in liability for federal alternative minimum tax for both individuals and corporate shareholders. Each Fund intends to distribute federally tax-exempt income. Each Fund may invest a portion of its assets in securities that generate income subject to federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes.

You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in a Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by a Fund, you may realize a capital gain or loss when selling and exchanging shares of a Fund. Such transactions may also be subject to federal, state and local income tax.

--------------------------------------------------------------------------------
MANAGING THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street,
Boston, Massachusetts 02110, is the Fund's investment advisor. In its duties as investment advisor, Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Funds' portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2001, Fleet and its affiliates managed over $166 billion in assets.


For the fiscal year or period ended October 31, 2001, aggregate advisory fees paid to Fleet by the Connecticut Intermediate Municipal Bond Fund, the Massachusetts Intermediate Municipal Bond Fund, the Florida Intermediate Municipal Bond Fund, the New Jersey Intermediate Municipal Bond Fund, the New York Intermediate Municipal Bond Fund, the Pennsylvania Intermediate Municipal Bond Fund, and the Rhode Island Intermediate Municipal Bond Fund amounted to 0.40%, 0.59%, 0.56%, 0.41%, 0.55%, 0.29%, and 0.50%, respectively, of average daily net assets of the relevant Fund.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

Fleet's municipal bond portfolio management team is responsible for the day-to-day management of the Funds' investment portfolios. The team has managed each Fund since 1998.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's Class Z financial performance. Information shown includes that of Trust Shares of the Galaxy Connecticut Fund, the Galaxy Florida Fund, the Galaxy Massachusetts Fund, the Galaxy New Jersey Fund, the Galaxy New York Fund, the Galaxy Pennsylvania Fund, and the Galaxy Rhode Island Fund for periods prior to the date of this prospectus. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).


The Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Florida Intermediate Municipal Bond Fund each began operations as separate portfolios (the Predecessor 1784 Funds) of the Boston 1784 Funds. On June 26, 2000, each Predecessor 1784 Fund was reorganized as a new portfolio of the Galaxy Funds. Information shown for the Connecticut Intermediate Municipal Bond Fund, the Massachusetts Intermediate Municipal Bond Fund and the Florida Intermediate Municipal Bond Fund is that of Trust Shares for the respective Predecessor 1784 Fund prior to June 26, 2000, and that of the respective Galaxy Fund prior to the date of this prospectus.


The Pennsylvania Intermediate Municipal Bond Fund began operations as a separate portfolio (the Predecessor Pillar Fund) of The Pillar Funds. On August 27, 2001, the Predecessor Pillar Fund was reorganized as a new portfolio of the Galaxy Funds. The information shown for the Pennsylvania Intermediate Municipal Bond Fund is that of I shares of the Predecessor Pillar Fund for periods prior to August 27, 2001, and that of Trust Shares of the Galaxy Pennsylvania Municipal Bond Fund for periods prior to the date of this prospectus.


Except as described below with respect to the Predecessor 1784 Funds and Predecessor Pillar Fund, the information in the financial highlights tables for the fiscal years or periods ended on or after October 31, 1999 has been audited by Ernst & Young, LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report dated October 31, 2001 and are incorporated by reference into the SAI. With respect to the New Jersey Intermediate Municipal Bond Fund, New York Intermediate Municipal Bond Fund and Rhode Island Intermediate Municipal Bond Fund, the information for the fiscal years ended on or prior to October 31, 1998 was audited by Galaxy's former auditors.


With respect to the Predecessor 1784 Funds, the information for the fiscal years or periods ended on or after May 31, 1997 was audited by the Predecessor 1784 Funds' former independent accounts, PricewaterhouseCoopers LLP, whose report, dated July 17, 2000, is also incorporated by reference into the SAI.

With respect to the Predecessor Pillar Fund, the information for the fiscal years ended on or prior to December 31, 2000 was audited by the Predecessor

Pillar Fund's former auditors, Arthur Andersen LLP, whose report, dated February 15, 2001, is also incorporated by reference into the SAI. You can request a free annual report by calling 1-800-426-3750.


--------------------------------------------------------------------------------
LIBERTY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND(G)
--------------------------------------------------------------------------------


                                           SIX MONTHS         YEAR        PERIOD
                                              ENDED           ENDED        ENDED
                                            APRIL 30,      OCTOBER 31,  OCTOBER 31,
                                               2002           2001         2000                   YEAR ENDED MAY 31,
                                           (UNAUDITED)                                 2000        1999        1998        1997
                                             CLASS Z         CLASS Z      CLASS Z     CLASS Z     CLASS Z     CLASS Z     CLASS Z
NET ASSET VALUE -- BEGINNING OF PERIOD($)     10.92           10.41         10.00       10.67       10.81       10.38       10.17
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                                                          (a)
                                               0.22(a)         0.44(a)       0.19(b)     0.46        0.48        0.50        0.51
  Net realized and unrealized gain (loss)     (0.14)           0.51          0.41       (0.62)      (0.08)       0.45        0.21
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations             0.08            0.95          0.60       (0.16)       0.40        0.95        0.72
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                  (0.22)          (0.44)        (0.19)      (0.46)      (0.48)      (0.50)      (0.51)
  From net realized capital gains                --              --            --       (0.05)      (0.06)      (0.02)         --
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to
  Shareholders                                (0.22)          (0.44)        (0.19)      (0.51)      (0.54)      (0.52)      (0.51)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)          10.78           10.92         10.41       10.00       10.67       10.81       10.38
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                         0.73(e)         9.32          6.01(e)    (1.45)       3.72        9.29        7.26
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)    0.92(f)         0.93          0.94(f)     1.12        1.12        1.14        1.17

                                           SIX MONTHS         YEAR        PERIOD
                                              ENDED           ENDED        ENDED
                                            APRIL 30,      OCTOBER 31,  OCTOBER 31,
                                               2002           2001         2000                   YEAR ENDED MAY 31,
                                           (UNAUDITED)                                 2000        1999        1998        1997
                                             CLASS Z         CLASS Z      CLASS Z     CLASS Z     CLASS Z     CLASS Z     CLASS Z
  Expenses (including reimbursement/waiver)    0.71(f)         0.76          0.78(f)     0.80        0.80        0.80        0.76
  Net investment income (including
  reimbursement/waiver)                        4.07(f)         4.14          4.37(f)     4.52        4.37        4.66        4.94
Portfolio turnover rate (%)                       3(e)           36            30(e)       30          19          17           4
NET ASSETS, END OF PERIOD (000'S) ($)       108,904         113,952       121,974     148,902     187,725     142,107     103,104


(a) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class Z shares for the six months ended April 30, 2002 (unaudited), the year ended October 31, 2001 and the period ended October 31, 2000 were $0.21, $0.42 and $0.18(b), respectively.


(b) Per share data was calculated using the weighted average shares outstanding method during the period.


(c)   Total return at net asset value assuming all distributions reinvested.


(d) Had the advisor not waived a portion of the expenses, total return would have been lower.


(e)   Not annualized.


(f)   Annualized.


(g) The information shown in this table relates to Trust shares of the Galaxy Connecticut Fund, the predecessor to the Fund.



--------------------------------------------------------------------------------
LIBERTY FLORIDA INTERMEDIATE MUNICIPAL BOND FUND(G)
--------------------------------------------------------------------------------


                                                 SIX MONTHS
                                                   ENDED              YEAR         PERIOD                                PERIOD
                                                 APRIL 30,           ENDED          ENDED                                 ENDED
                                                    2002          OCTOBER 31,    OCTOBER 31,    YEAR ENDED MAY 31,       MAY 31,
                                                (UNAUDITED)           2001          2000        2000          1999       1998(B)
                                                  CLASS Z           CLASS Z        CLASS Z     CLASS Z       CLASS Z     CLASS Z
NET ASSET VALUE -- BEGINNING OF PERIOD ($)         10.33            9.87          9.51         10.12         10.30         10.00
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                             0.19(a)         0.41(a)       0.17(a)       0.43          0.44          0.43
  Net realized and unrealized gain (loss)          (0.10)           0.46          0.36         (0.61)        (0.04)         0.32
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                  0.09            0.87          0.53         (0.18)         0.40          0.75
------------------------------------------------------------------------------------------------------------------------------------

                                                 SIX MONTHS
                                                   ENDED             YEAR          PERIOD                                PERIOD
                                                 APRIL 30,           ENDED          ENDED                                 ENDED
                                                    2002          OCTOBER 31,    OCTOBER 31,    YEAR ENDED MAY 31,       MAY 31,
                                                (UNAUDITED)           2001          2000        2000          1999       1998(B)
                                                  CLASS Z           CLASS Z        CLASS Z     CLASS Z       CLASS Z     CLASS Z
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
($):
  From net investment income                       (0.19)          (0.41)        (0.17)        (0.43)        (0.44)        (0.43)
  From net realized capital gains                     --              --            --            --         (0.14)        (0.02)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders     (0.19)          (0.41)        (0.17)        (0.43)        (0.58)        (0.45)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)               10.23           10.33          9.87          9.51         10.12         10.30
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                           0.93(e)         8.92          5.62(e)      (1.76)         3.88          7.63(e)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)         0.94(f)         0.97          1.01(f)       1.15          1.14          1.19(f)
  Expenses (including reimbursement/waiver)         0.73(f)         0.78          0.79(f)       0.80          0.80          0.80(f)
  Net investment income (including
  reimbursement/waiver)                             3.83(f)         4.00          4.22(f)       4.44          4.25          4.59(f)
Portfolio turnover rate (%)                           10(e)           48            23(e)         28            11            21(e)
NET ASSETS, END OF PERIOD (000'S) ($)             75,798          71,355        61,773        61,154        68,796        51,793

(a) Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or its affiliates and/or the administrator for the six months ended April 30, 2002 (unaudited), the year ended October 31, 2001 and the period ended October 31, 2000 were $0.18, $0.39 and $0.16, respectively.

(b)   Period from commencement of operations.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) Had the advisor not waived a portion of the expenses, total return would have been lower.

(e)   Not annualized.

(f)   Annualized.

(g) The information shown in this table relates to Trust shares of the Galaxy Florida Fund, the predecessor to the Fund.

--------------------------------------------------------------------------------
LIBERTY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND(G)
--------------------------------------------------------------------------------

                                           SIX MONTHS
                                              ENDED           YEAR        PERIOD
                                            APRIL 30,         ENDED        ENDED
                                               2002        OCTOBER 31,  OCTOBER 31,              YEAR ENDED MAY 31,
                                           (UNAUDITED)        2001         2000        2000        1999        1998        1997
                                             CLASS Z         CLASS Z      CLASS Z     CLASS Z     CLASS Z     CLASS Z     CLASS Z
NET ASSET VALUE -- BEGINNING OF PERIOD($)     10.67           10.18          9.78       10.39       10.42       10.01        9.78
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                                                          (a)
                                               0.21(a)         0.43(a)       0.18(b)     0.45        0.45        0.47        0.47
  Net realized and unrealized gain (loss)     (0.12)           0.49          0.40       (0.61)      (0.03)       0.41        0.23
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations             0.09            0.92          0.58       (0.16)       0.42        0.88        0.70
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                  (0.21)          (0.43)        (0.18)      (0.45)      (0.45)      (0.47)      (0.47)
  From net realized capital gains                --              --            --          --          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to
  Shareholders                                (0.21)          (0.43)        (0.18)      (0.45)      (0.45)      (0.47)      (0.47)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)          10.55           10.67         10.18        9.78       10.39       10.42       10.01
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                         0.85(e)         9.24          5.99(e)    (1.51)       4.10        8.91        7.30
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)    0.89(f)         0.90          0.92(f)     1.12        1.12        1.14        1.18
  Expenses (including reimbursement/waiver)    0.69(f)         0.74          0.77(f)     0.80        0.80        0.80        0.79
  Net investment income (including
  reimbursement/waiver)                        3.99(f)         4.15          4.36(f)     4.52        4.32        4.54        4.74
Portfolio turnover rate (%)                       4(e)           54            20(e)       11           9           6           9
NET ASSETS, END OF PERIOD (000'S) ($)       202,285         191,129       176,306     231,140     267,871     206,137     147,459

(a) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class Z shares for the six months ended April 30, 2002 (unaudited), the year ended October 31, 2001 and the period ended October 31, 2000 were $0.20, $0.42 and $0.18(b), respectively.

(b) Per share data was calculated using the weighted average shares outstanding method during the period.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) Had the advisor not waived a portion of the expenses, total return would have been lower.

(e)   Not annualized.

(f)   Annualized.

(g) The information shown in this table relates to Trust shares of the Galaxy Massachusetts Fund, the predecessor to the Fund.

--------------------------------------------------------------------------------
LIBERTY NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND(G)
--------------------------------------------------------------------------------

                                                   SIX MONTHS ENDED
                                                      APRIL 30,                                                PERIOD ENDED
                                                         2002                   YEAR ENDED OCTOBER 31,         OCTOBER 31,
                                                     (UNAUDITED)         2001          2000          1999         1998(A)
                                                       CLASS Z          CLASS Z       CLASS Z       CLASS Z       CLASS Z
NET ASSET VALUE -- BEGINNING OF PERIOD ($)               10.41            9.88          9.56         10.24          10.00
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                                   0.20            0.41          0.40          0.38           0.21
  Net realized and unrealized gain (loss)                (0.15)           0.53          0.32         (0.68)          0.24
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                        0.05            0.94          0.72         (0.30)          0.45
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                             (0.20)          (0.41)        (0.40)        (0.38)         (0.21)
  From net realized capital gains                        (0.05)             --            --            --             --
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders           (0.25)          (0.41)        (0.40)        (0.38)         (0.21)
------------------------------------------------------------------------------------------------------------------------------------


                                                   SIX MONTHS ENDED
                                                      APRIL 30,                                                PERIOD ENDED
                                                         2002                   YEAR ENDED OCTOBER 31,         OCTOBER 31,
                                                     (UNAUDITED)         2001          2000          1999         1998(A)
                                                       CLASS Z          CLASS Z       CLASS Z       CLASS Z       CLASS Z
NET ASSET VALUE -- END OF PERIOD ($)                     10.21           10.41          9.88          9.56          10.24
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                                    0.49(e)         9.73          7.74         (3.06)          4.48(e)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)               0.97(f)         1.08          1.64          1.63           2.07(f)
  Expenses (including reimbursement/waiver)               0.76(f)         0.70          0.86          0.92           0.92(f)
  Net investment income (including
  reimbursement/waiver)                                   3.98(f)         4.06          4.16          3.76           3.79(f)
Portfolio turnover rate (%)                                  5(e)           61            77            41             53(e)
NET ASSETS, END OF PERIOD (000'S) ($)                   79,828          93,564        10,174         7,422          7,701

(a)   The Fund commenced operations on April 3, 1998.

(b) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class Z shares for the six months ended April 30, 2002 (unaudited), the years ended October 31, 2001, 2000 and 1999 and the period ended October 31, 1998 were $0.19, $0.37, $0.32, $0.30 and $0.15, respectively.

(c)   Total return at net asset value assuming all distributions reinvested.

(d) Had the advisor not waived a portion of the expenses, total return would have been lower.

(e)   Not annualized.

(f)   Annualized.

(g) The information shown in this table relates to Trust shares of the Galaxy New Jersey Fund, the predecessor to the Fund.

--------------------------------------------------------------------------------
LIBERTY NEW YORK INTERMEDIATE MUNICIPAL BOND FUND(F)
--------------------------------------------------------------------------------

                                             SIX MONTHS ENDED
                                              APRIL 30, 2002
                                                                                      YEAR ENDED OCTOBER 31,
                                               (UNAUDITED)         2001          2000          1999          1998          1997
                                                 CLASS Z          CLASS Z       CLASS Z       CLASS Z       CLASS Z       CLASS Z
NET ASSET VALUE -- BEGINNING OF PERIOD ($)        11.56            10.99         10.57         11.44         11.09         10.75
------------------------------------------------------------------------------------------------------------------------------------

                                             SIX MONTHS ENDED
                                                APRIL 30,
                                                   2002                                    YEAR ENDED OCTOBER 31,
                                               (UNAUDITED)         2001          2000          1999          1998          1997
                                                 CLASS Z          CLASS Z       CLASS Z       CLASS Z       CLASS Z       CLASS Z
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                         0.23             0.49          0.50          0.50          0.50          0.52
  Net realized and unrealized gain (loss)         (0.16)            0.57          0.44         (0.89)         0.35          0.34
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                 0.07             1.06          0.94         (0.39)         0.85          0.86
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                      (0.23)           (0.49)        (0.52)        (0.48)        (0.50)        (0.52)
  From net realized capital gains                    --               --            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders    (0.23)           (0.49)        (0.52)        (0.48)        (0.50)        (0.52)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)              11.40            11.56         10.99         10.57         11.44         11.09
------------------------------------------------------------------------------------------------------------------------------------
Total return (%) (b)(c)                            0.62(e)          9.80          9.12         (3.54)         7.82          8.17
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)        0.98(d)          0.99          0.98          0.97          0.99          1.02
  Expenses (including reimbursement/waiver)        0.78(d)          0.78          0.78          0.77          0.72          0.71
  Net investment income (including
  reimbursement/waiver)                            4.07(d)          4.30          4.65          4.50          4.42          4.75
Portfolio turnover rate (%)                          14(e)            48            37            24            27            61
NET ASSETS, END OF PERIOD (000'S) ($)            66,649           60,694        50,511        36,696        34,801        27,562

(a) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class Z shares for the six months ended April 30, 2002 (unaudited) and the years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.21, $0.47, $0.47,
      $0.48, $0.47 and $0.49, respectively.

(b)   Total return at net asset value assuming all distributions reinvested.

(c) Had the advisor not waived a portion of the expenses, total return would have been lower.

(d)   Annualized.

(e)   Not annualized.

(f) The information shown in this table relates to Trust shares of the Galaxy New York Fund, the predecessor to the Fund.

--------------------------------------------------------------------------------
LIBERTY PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND(F)
--------------------------------------------------------------------------------

                                             SIX MONTHS ENDED
                                                APRIL 30,         PERIOD ENDED
                                                  2002             OCTOBER 31,               YEAR ENDED OCTOBER 31,
                                               (UNAUDITED)            2001       2000          1999          1998          1997
                                                 CLASS Z            CLASS Z     CLASS Z       CLASS Z       CLASS Z       CLASS Z
NET ASSET VALUE -- BEGINNING OF PERIOD ($)        10.11              9.78         9.03         10.26         10.41         10.17
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                            0.19(a)           0.34(a)      0.42          0.43          0.44          0.45
  Net realized and unrealized gain (loss)         (0.08)             0.33         0.75         (1.13)         0.05          0.26
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                 0.11              0.67         1.17         (0.70)         0.49          0.71
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                      (0.19)            (0.34)       (0.42)        (0.43)        (0.44)        (0.45)
  From net realized capital gains                    --                --           --         (0.10)        (0.20)        (0.02)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions
  Declared to Shareholders                        (0.19)            (0.34)       (0.42)        (0.53)        (0.64)        (0.47)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)              10.03             10.11         9.78          9.03         10.26         10.41
------------------------------------------------------------------------------------------------------------------------------------
Total return (%) (b)(c)                            1.08(d)           7.00(d)     13.31         (7.05)         4.84          7.18
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)        1.09(e)           1.14(e)      1.01          0.94          0.96          0.96
  Expenses (including reimbursement/waiver)        0.80(e)           0.79(e)      0.80          0.80          0.80          0.80
  Net investment income (including
  reimbursement/waiver)                            3.77(e)           4.10(e)      4.54          4.35          4.28          4.47

                                             SIX MONTHS ENDED
                                                APRIL 30,         PERIOD ENDED
                                                  2002             OCTOBER 31,               YEAR ENDED OCTOBER 31,
                                               (UNAUDITED)            2001       2000          1999          1998          1997
                                                 CLASS Z            CLASS Z     CLASS Z       CLASS Z       CLASS Z       CLASS Z
Portfolio turnover rate (%)                          27(d)             46(d)        23            43            56            72
NET ASSETS, END OF PERIOD (000'S) ($)            25,878            24,051       24,503        31,999        37,658        42,134

(a) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class Z shares for the six months ended April 30, 2002 (unaudited) and the period ended October 31, 2001 was $0.17 and $0.34, respectively.

(b)   Total return at net asset value assuming all distributions reinvested.

(c) Had the advisor not waived a portion of the expenses, total return would have been lower.

(d)   Not Annualized.

(e)   Annualized.

(f) The information shown in this table relates to Trust shares of the Galaxy Pennsylvania Fund, the predecessor to the Fund.

--------------------------------------------------------------------------------
LIBERTY RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND(H)
--------------------------------------------------------------------------------

                                                                      SIX MONTHS ENDED
                                                                          APRIL 30,            YEAR ENDED         PERIOD ENDED
                                                                            2002               OCTOBER 31,         OCTOBER 31,
                                                                         (UNAUDITED)              2001               2000(A)
                                                                           CLASS Z               CLASS Z             CLASS Z
NET ASSET VALUE -- BEGINNING OF PERIOD ($)                                  11.30                10.75               10.53
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income                                                      0.24                 0.49                0.18(c)
  Net realized and unrealized gain (loss)                                   (0.15)                0.55                0.22
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                           0.09                 1.04                0.40
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                                (0.24)              (0.49)              (0.18)
  From net realized capital gains                                              --                   --                  --
------------------------------------------------------------------------------------------------------------------------------------

                                                                      SIX MONTHS ENDED
                                                                          APRIL 30,            YEAR ENDED         PERIOD ENDED
                                                                            2002               OCTOBER 31,         OCTOBER 31,
                                                                         (UNAUDITED)              2001               2000(A)
                                                                           CLASS Z               CLASS Z             CLASS Z
  Total Distributions Declared to Shareholders ($):                         (0.24)               (0.49)              (0.18)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                                        11.15                11.30               10.75
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                                       0.79(f)              9.90                3.82(f)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                                  0.92(g)              0.93                1.04(g)
  Expenses (including reimbursement/waiver)                                  0.72(g)              0.67                0.71(g)
  Net investment income (including reimbursement/waiver)                     4.29(g)              4.46                4.60(g)
Portfolio turnover rate (%)                                                     4(f)                19                  43(f)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S) ($)                                      85,864               88,307              82,617


(a)   The Fund began issuing Trust shares on June 19, 2000


(b) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class Z shares for the six months ended April 30, 2002 (unaudited) the year ended October 31, 2001 and the period ended October 31, 2000 were $0.23, $0.46 and $0.17(c), respectively.


(c) Per share data was calculated using the weighted average shares outstanding method during the period.


(d)   Total return at net asset value assuming all distributions reinvested.


(e) Had the advisor not waived a portion of the expenses, total return would have been lower.


(f)   Not annualized.


(g)   Annualized.


(h) The information shown in this table relates to Trust shares of the Galaxy Rhode Island Fund, the predecessor to the Fund.



FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about a Fund's investments will be published in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on a Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about a Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.


You can review and copy information about a Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:


Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust V: 811-5030

- Liberty Connecticut Intermediate Municipal Bond Fund (formerly named Galaxy Connecticut Intermediate Municipal Bond Fund)


- Liberty Florida Intermediate Bond Fund (formerly named Galaxy Florida Municipal Bond Fund)


- Liberty Massachusetts Intermediate Municipal Bond Fund (formerly named Galaxy Massachusetts Intermediate Municipal Bond Fund)


- Liberty New Jersey Intermediate Municipal Bond Fund (formerly named Galaxy New Jersey Municipal Bond Fund)


- Liberty New York Intermediate Municipal Bond Fund (formerly named Galaxy New York Municipal Bond Fund)


- Liberty Pennsylvania Intermediate Municipal Bond Fund (formerly named Galaxy Pennsylvania Municipal Bond Fund)


- Liberty Rhode Island Intermediate Municipal Bond Fund (formerly named Galaxy Rhode Island Municipal Bond Fund)


------------------------------------------------------------------------------
[LIBERTYFUNDS LOGO]
       A Member of Columbia Management Company

      (C)2002 Liberty Funds Distributor, Inc.
      A Member of Columbia Management Group
      One Financial Center, Boston, MA 02111-2621

      800.426.3750 www.libertyfunds.com

                                                                      Job Code

--------------------------------------------------------------------------------
LIBERTY INTERMEDIATE TAX EXEMPT BOND FUND  PROSPECTUS, NOVEMBER 25, 2002
--------------------------------------------------------------------------------

CLASS A, B AND C SHARES

Advised by Fleet Investment Advisors Inc.
--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                                                       2
--------------------------------------------------------------------------------
Investment Goal ..........................................................     2
Principal Investment Strategies ..........................................     2
Principal Investment Risks ...............................................     3
Performance History ......................................................     5
Your Expenses ............................................................     7

YOUR ACCOUNT                                                                   9
--------------------------------------------------------------------------------
How to Buy Shares ........................................................     9
Sales Charges ............................................................    10
How to Exchange Shares ...................................................    13
How to Sell Shares .......................................................    13
Fund Policy on Trading of Fund Shares ....................................    14
Distribution and Service Fees ............................................    14
Other Information About Your Account .....................................    15

MANAGING THE FUND                                                             18
--------------------------------------------------------------------------------
Investment Advisor .......................................................    18
Portfolio Manager ........................................................    18

FINANCIAL HIGHLIGHTS                                                          19
--------------------------------------------------------------------------------


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                    ---------------------------
                                                    Not FDIC   May Lose Value
                                                    Insured   -----------------
                                                              No Bank Guarantee
                                                    ---------------------------

--------------------------------------------------------------------------------
THE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks to provide investors with current income, exempt from federal income tax, consistent with preservation of capital.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund invests primarily in a diversified portfolio of municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from federal income tax (including the federal alternative minimum tax). The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities and mutual funds that invest in municipal securities. The Fund may also invest up to 20% of its net assets in debt securities that pay interest that is not exempt from federal income tax, such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.


Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts, commonly referred to as derivatives, in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.

--------------------------------------------------------------------------------
     A DERIVATIVE is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.
--------------------------------------------------------------------------------

In selecting portfolio securities for the Fund, the Fund's investment advisor evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various geographic regions, issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the advisor to be of comparable quality. The advisor expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the advisor to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the advisor determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any debt securities that are not rated investment grade by either S&P or Moody's to the extent such securities exceed 5% of the Fund's net assets.

The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances, the Fund's average weighted maturity will be between five and ten years. The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short term capital gains (which are taxable at higher rates than long-term capital gains). Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.


The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments, and thus are subject to issuer risk. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.


Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with municipal bonds. Changes in interest rates may cause certain municipal securities held by the Fund to be paid off sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may be unable to invest in higher-yielding securities.

Tax-exempt bonds are subject to special risks. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some of these bonds taxable. Bonds that are backed by the issuer's taxing authority, known as general obligation bonds, may partially depend for payment on legislative appropriation and/or aid from other governments. These bonds may be vulnerable to legal limits on a government's power to raise revenue or increase taxes. Other tax-exempt bonds, known as special revenue obligations, are payable from revenues earned by a particular project or other revenue source. These bonds are subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or private company, rather than to the credit of the state or local government issuer of the bonds.

The interest income distributed by the Fund from certain tax-exempt bonds may be subject to the federal Alternative Minimum Tax for individuals and corporations. As a fundamental policy that cannot be changed without shareholder approval, the Fund may not invest more than 20% of its total assets in bonds subject to the Alternative Minimum Tax. Consult your tax advisor for more information.

The Fund may invest in derivatives, such as futures and options on futures, to hedge against market risk. There is no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
Because Class A, Class B and Class C shares have not been offered for a full calendar year, the information provided in the bar chart below shows the Fund's calendar year total returns for its Class T shares. The performance table following the bar chart shows how the Fund's average annual returns for Class T shares, adjusted to reflect the sales charges of the Class A shares, and Class G shares, adjusted to reflect the sales charges of the Class B and Class C shares, compare with those of broad measures of market performance for 1 year, 5 years and the life of the Fund. Class T and Class G shares are offered to certain investors through a separate prospectus. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.



--------------------------------------------------------------------------------
     UNDERSTANDING PERFORMANCE



     CALENDAR YEAR TOTAL RETURNS show the Fund's Class T share performance for each complete calendar year since the Fund commenced operations.(1) They include the effects of Class T expenses, but not the effects of sales charges. Class A, Class B and Class C shares are subject to sales charges, 12b-1 fees and different expenses that are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

     AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's Class T average performance, for Class A shares, and Class G average performance, for Class B and Class C shares, over the past one-year, five-year and life of the Fund periods. They include the effects of Class T or Class G expenses, as applicable. The table shows for each class the relevant performance adjusted to reflect the effect of sales charges of each class.(2)



     In 2002, the Fund's benchmark was changed to the Lehman Brothers Quality Intermediate Municipal Bond Index, an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities of between 2 and 12 years and at least $5 million in principal amount outstanding. Previously, the Fund's returns were compared to the Lehman Brothers 3-15 Year Blend Municipal Bond Index, which is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. The advisor believes that the Lehman Brothers Quality Intermediate Municipal Bond Index more accurately reflects the type of securities in which the Fund invests. The Fund's average annual returns for the one-year, five-year and the life of the Fund periods are shown compared to the Lehman Brothers Quality Intermediate Municipal Bond Index, as well as the Fund's previous benchmark, the Lehman Brothers 3-15 Year Blend Municipal Bond Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS (CLASS T)(1)
--------------------------------------------------------------------------------



                1994                          -3.01%
                1995                          14.34%
                1996                           4.20%
                1997                           9.10%
                1998                           6.41%
                1999                          -2.95%
                2000                          10.19%
                2001                           4.58%



The Fund's year-to-date total            For period shown in bar chart:
return through September 30,             Best quarter: 1st quarter 1995, +5.39%
2002 was +7.49%.                         Worst quarter: 1st quarter 1994, -4.21%

--------------------------------------------------------------------------------


(1) Because Class A, B and C shares have not completed a full calendar year, the bar chart total returns shown are for Class T shares. The returns shown for Class T shares include the returns of Retail A Shares of the Galaxy Intermediate Tax Exempt Bond Fund (the "Galaxy Fund"), the predecessor to the Fund, for periods prior to the date of this prospectus. Retail A Share returns include returns for BKB shares of the Galaxy Fund for periods prior to June 26, 2001, the date on which BKB shares were converted into Retail A Shares and returns of shares of the Boston 1784 Tax-Exempt Medium-Term Income Fund, the predecessor to the Galaxy Fund (the "Boston 1784 Fund"), for periods prior to June 26, 2000. Class T shares are not offered in this prospectus. Class A, B and C shares would have substantially similar annual returns because they are invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A, B and C shares exceed expenses paid by Class T shares.



After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001(2)
--------------------------------------------------------------------------------



                                                                                                                       LIFE OF
                                                                             1 YEAR               5 YEARS              THE FUND
Class A (%)
  Return Before Taxes                                                        -0.40                 4.34                 5.03
  Return After Taxes on Distributions                                        -0.40                 4.18                 4.88
  Return After Taxes on Distributions and Sale of Fund Shares                 1.21                 4.31                 4.91
------------------------------------------------------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                                        -1.09                 4.96                 5.59
  Return After Taxes on Distributions                                        -1.09                 4.80                 5.43
  Return After Taxes on Distributions and Sale of Fund Shares                 0.60                 4.83                 5.38
------------------------------------------------------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                                         2.91                 5.29                 5.59
  Return After Taxes on Distributions                                         2.91                 5.13                 5.43
  Return After Taxes on Distributions and Sale of Fund Shares                 3.04                 5.10                 5.38
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Quality Intermediate Municipal Bond Index (%)                 7.45                 5.51                 5.46(3)
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers 3-15 Year Blend Municipal Bond Index (%)                      5.27                 5.82                 5.77(3)
------------------------------------------------------------------------------------------------------------------------------------



(2) Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class T shares (for Class A) and Class G shares (for Class B and Class C) for periods prior to their inception (adjusted to reflect the sales charges applicable to Class A, B and C shares, respectively). The returns for Class T and G shares include the returns of Retail A Shares (for Class T) and Retail B Shares (for Class G) of the Galaxy Fund for periods prior to the date of this prospectus. The returns shown for Class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charges applicable to Class G shares) for periods prior to the inception of Retail B Shares (March 1, 2001). The returns shown for Class T and G shares also include the returns of BKB Shares of the Galaxy Fund for periods prior to June 26, 2001, and the returns of shares of the 1784 Connecticut Fund for periods prior to June 26, 2000. The returns have not been restated to reflect any differences in expenses between any of the predecessor shares and the newer classes of shares. Class A, B and C shares were initially offered on November 25, 2002.


(3)   Performance information is from June 30, 1993.


--------------------------------------------------------------------------------

YOUR EXPENSES
--------------------------------------------------------------------------------

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

--------------------------------------------------------------------------------

     UNDERSTANDING EXPENSES



     SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.



     ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs including pricing and custody services.


     EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

     -    $10,000 initial investment
     -    5% total return for each year
     -    Fund operating expenses remain the same
     -    Assumes reinvestment of all dividends and distributions
     -    Assumes Class B shares convert to Class A shares after eight years
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SHAREHOLDER FEES(4) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                                                     CLASS A           CLASS B          CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                                4.75             0.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)                  1.00(5)          5.00             1.00
------------------------------------------------------------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount redeemed, if applicable)                 (6)               (6)              (6)



--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------



                                                                                           CLASS A           CLASS B         CLASS C
Management fees(7) (%)                                                                 0.75             0.75           0.75
------------------------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                              0.20(8)          0.85(9)        0.85(10)
------------------------------------------------------------------------------------------------------------------------------------
Other expenses(12) (%)                                                                 0.24             0.21(11)       0.21(11)
------------------------------------------------------------------------------------------------------------------------------------
Total annual fund operating expenses(7) (%)                                            1.19             1.81(11)       1.81(11)(10)



(4) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.



(5) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.



(6)   There is a $7.50 charge for wiring sale proceeds to your bank.



(7) The Fund's advisor has voluntarily agreed to waive a portion the management fee for each share class. As a result, the actual management fee for each share class would be 0.54% and total annual fund operating expenses for Class A, B and C shares would be 0.98%, 1.60% and 1.25%, respectively (taking into account the 12b-1 fee waiver for Class C shares discussed in footnote 10 and the expense reimbursement discussed in footnote 11). The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.

(8) The Fund may pay service fees up to a maximum of 0.25% of the Fund's average daily net assets attributable to Class A shares but will limit fees to an aggregate fee of not more than 0.20% during the current fiscal year.

(9) The Fund may pay distribution and service (12b-1) fees up to a maximum of 1.00% of the Fund's average daily net assets attributable to Class B shares (comprised of up to 0.25% for shareholder liaison services and up to 0.75% for distribution services), but will limit such fees to an aggregate fee of not more than 0.85% during the current fiscal year.



(10) The Fund may pay distribution and service (12b-1) fees up to a maximum of 1.00% of the Fund's average daily net assets attributable to Class C shares (comprised of up to 0.25% for shareholder liaison services and up to 0.75% for distribution services), but will limit such fees to an aggregate fee of not more than 0.85% during the current fiscal year. Also, the Fund's distributor has voluntarily waived a portion of the 12b-1 fee for Class C shares. As a result the 12b-1 fee for Class C shares would be 0.40% and the total annual fund operating expenses for Class C shares would be 1.25% including the management fee waiver described in footnote 7 and the other expense reimbursement discussed in footnote 11. This arrangement may be modified or terminated by the distributor at any time.



(11) The Fund's advisor and/or its affiliates have agreed to reimburse 0.03% and 0.01% of the other expenses for Class B and C shares. As a result, other expenses for Class B and C shares would be 0.18% and 0.20%, respectively, and the total annual fund operating expenses for Class B and C shares would be 1.60% and 1.25%, respectively, including the management fee waiver described in footnote 7 and the 12b-1 fee waiver for Class C shares discussed in footnote 10. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.



(12) Other expenses have been restated to reflect current contractual arrangements.



--------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------



CLASS                                                                1 YEAR           3 YEARS          5 YEARS         10 YEARS
Class A:                                                              $590             $834            $1,096           $1,845
------------------------------------------------------------------------------------------------------------------------------------
Class B: did not sell your shares                                     $184             $570            $  980           $1,964

         sold all your shares at the end of the period                $684             $870            $1,180           $1,964
------------------------------------------------------------------------------------------------------------------------------------
Class C: did not sell your shares                                     $184             $570            $  980           $2,127

         sold all your shares at the end of the period                $284             $570            $  980           $2,127

--------------------------------------------------------------------------------
YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor firm or your payment has been received and your application is complete, including all necessary signatures.


--------------------------------------------------------------------------------
     INVESTMENT MINIMUMS

     Initial Investment ................................................. $1,000
     Subsequent Investments .............................................    $50
     Automatic Investment Plan* .........................................    $50
     Retirement Plan* ...................................................    $25

     *The initial investment minimum of $1,000 is waived on these plans.

     The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
--------------------------------------------------------------------------------


METHOD                       INSTRUCTIONS
Through your financial       Your financial advisor can help you establish your account and buy Fund shares on your behalf. To
advisor                      receive the current trading day's price, your financial advisor firm must receive your request prior to the close of the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing the purchase for you.
------------------------------------------------------------------------------------------------------------------------------------
By check                     For new accounts send a completed application and check made payable to the Fund to the transfer
(new account)                agent, Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
------------------------------------------------------------------------------------------------------------------------------------
By check                     For existing accounts fill out and return the additional investment stub included in your quarterly
(existing account)           statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
------------------------------------------------------------------------------------------------------------------------------------
By exchange                  You or your financial advisor may acquire shares for your account by exchanging shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737.
------------------------------------------------------------------------------------------------------------------------------------
By wire                      You may purchase shares by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.
------------------------------------------------------------------------------------------------------------------------------------
By electronic funds          You may purchase shares by electronically transferring money from your bank account to your Fund
transfer                     account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request.
                             Be sure to complete the appropriate section of the application.
------------------------------------------------------------------------------------------------------------------------------------
Automatic investment plan    You can make monthly or quarterly investments automatically from your bank account to your Fund account. You can select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.
------------------------------------------------------------------------------------------------------------------------------------
Automated dollar             You can purchase shares for your account by exchanging $100 or more each month from another fund for
cost averaging               shares of the same class of the Fund at no additional cost. You must have a current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-422-3737. Be sure to complete the appropriate section of the account application for this feature.
------------------------------------------------------------------------------------------------------------------------------------
By dividend                  You may automatically invest dividends distributed by another fund into the same class of shares of
diversification              the Fund at no additional sales charge. To invest your dividends in the Fund, call 1-800-345-6611.


SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.

CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. A portion of the sales charge is paid as a commission to your financial advisor firm on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

--------------------------------------------------------------------------------
     CHOOSING A SHARE CLASS


     The Fund offers three classes of shares in this prospectus -- CLASS A, B AND C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor firm does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you. The Fund also offers additional classes of shares, Class T, G and Z shares, exclusively to certain institutional and other investors. These shares are made available through separate prospectuses provided to eligible institutional and other investors.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS A SALES CHARGES
--------------------------------------------------------------------------------

                                                                % OF OFFERING
                                     AS A % OF                      PRICE
                                    THE PUBLIC      AS A %       RETAINED BY
                                     OFFERING       OF YOUR       FINANCIAL
AMOUNT OF PURCHASE                     PRICE      INVESTMENT     ADVISOR FIRM
Less than $50,000                      4.75          4.99            4.25
--------------------------------------------------------------------------------
$50,000 to less than $100,000          4.50          4.71            4.00
--------------------------------------------------------------------------------
$100,000 to less than $250,000         3.50          3.63            3.00
--------------------------------------------------------------------------------
$250,000 to less than $500,000         2.50          2.56            2.00
--------------------------------------------------------------------------------
$500,000 to less than $1,000,000       2.00          2.04            1.75
--------------------------------------------------------------------------------
$1,000,000 or more                     0.00          0.00            0.00


Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:



--------------------------------------------------------------------------------
PURCHASES OVER $1 MILLION
--------------------------------------------------------------------------------



AMOUNT PURCHASED                                                  COMMISSION %
First $3 million                                                      1.00
--------------------------------------------------------------------------------
$3 million to less than $5 million                                    0.80
--------------------------------------------------------------------------------
$5 million to less than $25 million                                   0.50
--------------------------------------------------------------------------------
$25 million or more                                                   0.25



The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.



For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.



--------------------------------------------------------------------------------
     UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

     Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Ask your financial advisor or Liberty's distributor, or consult the SAI, for other instances in which the CDSC is waived. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.
--------------------------------------------------------------------------------


REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children reaches a sales charge discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

CLASS B SHARES Your purchases of Class B shares are made at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor firm an up-front commission on sales of Class B shares as described in the charts below.

PURCHASES OF LESS THAN $250,000:

--------------------------------------------------------------------------------
CLASS B SALES CHARGES
--------------------------------------------------------------------------------

                                                             % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                 SHARES ARE SOLD
Through first year                                                  5.00
--------------------------------------------------------------------------------
Through second year                                                 4.00
--------------------------------------------------------------------------------
Through third year                                                  3.00
--------------------------------------------------------------------------------
Through fourth year                                                 3.00
--------------------------------------------------------------------------------
Through fifth year                                                  2.00
--------------------------------------------------------------------------------
Through sixth year                                                  2.00
--------------------------------------------------------------------------------
Longer than six years                                               1.00


Commission to financial advisors is 4.00%.



Automatic conversion to Class A shares occurs eight years after purchase.


You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor firm which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisor firms are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating firms, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating firms, Rights of Accumulation apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children is at or above a discount level, your next purchase will be subject to the lower CDSC and the applicable reduced holding period.

PURCHASES OF $250,000 TO LESS THAN $500,000:

--------------------------------------------------------------------------------
CLASS B SALES CHARGES
--------------------------------------------------------------------------------

                                                              % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                 SHARES ARE SOLD
Through first year                                                  3.00
--------------------------------------------------------------------------------
Through second year                                                 2.00
--------------------------------------------------------------------------------
Through third year                                                  1.00
--------------------------------------------------------------------------------

Longer than three years                                             0.00

Commission to financial advisors is 2.50%.


Automatic conversion to Class A shares occurs four years after purchase.


PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

--------------------------------------------------------------------------------
CLASS B SALES CHARGES
--------------------------------------------------------------------------------

                                                             % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                SHARES ARE SOLD
Through first year                                                 3.00
--------------------------------------------------------------------------------
Through second year                                                2.00
--------------------------------------------------------------------------------
Through third year                                                 1.00


Commission to financial advisors is 1.75%.


Automatic conversion to Class A shares occurs three years after purchase.


If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor that does not, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

CLASS C SHARES Your purchases of Class C shares are made at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor firm an up-front commission of 1.00% on sales of Class C shares.

--------------------------------------------------------------------------------
CLASS C SALES CHARGES
--------------------------------------------------------------------------------

                                                            % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                               SHARES ARE SOLD
Through first year                                                1.00
--------------------------------------------------------------------------------
Longer than one year                                              0.00

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Shareholders of Liberty Acorn funds that qualify to purchase Class A shares at net asset value may exchange their Class A shares for Class Z shares of another fund distributed by Liberty Funds Distributor, Inc. (see the Statement of Additional Information for a description of these situations). Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open. When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information. The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

--------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
--------------------------------------------------------------------------------

METHOD                       INSTRUCTIONS
Through your                 You may call your financial advisor to place your sell order. To receive the current trading day's
financial advisor            price, your financial advisor firm must receive your request prior to the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
------------------------------------------------------------------------------------------------------------------------------------
By exchange                  You or your financial advisor may sell shares by

                             exchanging from the Fund into the same share class (and in some cases, certain other classes) of another fund distributed by Liberty Fund Distributor, Inc. at no additional cost. To exchange by telephone, call 1-800-422-3737.
------------------------------------------------------------------------------------------------------------------------------------
By telephone                 You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-345-6611.
------------------------------------------------------------------------------------------------------------------------------------
By mail                      You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners.
                             For details, call 1-800-345-6611.

                             Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
------------------------------------------------------------------------------------------------------------------------------------
By wire                      You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.
------------------------------------------------------------------------------------------------------------------------------------
By systematic withdrawal     You may automatically sell a specified dollar amount or percentage of your account on a monthly,
plan                         quarterly or semi-annual basis and have the proceeds sent to you if your account balance is at least
                             $5,000. This feature is not available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
------------------------------------------------------------------------------------------------------------------------------------
By electronic funds          You may sell shares and request that the proceeds be electronically transferred to your bank. Proceeds
transfer                     may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------

The Fund has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor marketing and other fees to support the sale and distribution of Class A, B, and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The Fund's Board of Trustees currently limits total payments under the Rule 12-b plan for Class A, B and C shares to 0.20%, 0.85% and 0.85%, respectively. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class B shares.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.


SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:


--------------------------------------------------------------------------------
TYPES OF DISTRIBUTIONS
--------------------------------------------------------------------------------

Dividends      Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.
--------------------------------------------------------------------------------
Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS The Fund declares dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Dividends begin to accrue on the day that the Fund receives payment and stop accruing on the day prior to the shares leaving the account. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

--------------------------------------------------------------------------------
     UNDERSTANDING FUND DISTRIBUTIONS

     The Fund earns income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains, generally based on the number of shares you own at the time these distributions are declared.
--------------------------------------------------------------------------------

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

Reinvest all distributions in additional shares of your current fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):

-    send the check to your address of record
-    send the check to a third party address
-    transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund. All subsequent distributions will be reinvested.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes, regardless of whether you receive your distributions in cash or reinvest them in additional

Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.



--------------------------------------------------------------------------------
MANAGING THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISOR
--------------------------------------------------------------------------------



Fleet Investment Advisors Inc. ("Fleet"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment adviser. In its duties as investment advisor, Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2001, Fleet and its affiliates managed over $166 billion in assets.



For the fiscal year or period ended October 31, 2001, aggregate advisory fees paid to Fleet by the Fund amounted to [0.60]% of average daily net assets of the Fund.



PORTFOLIO MANAGER
--------------------------------------------------------------------------------
Fleet's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 26, 2000.


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance. Because the Class A, Class B and Class C shares have not commenced investment operations, information is shown for the Fund's Class T shares. Until May 31, 2000, the Fund's fiscal years ran from June 1 to May 31. When the Fund was reorganized as a portfolio of the Galaxy Funds, its fiscal year was changed to run from November 1 to October 31. Information shown includes that of Retail A Shares of the Galaxy Fund for periods prior to the date of this prospectus. Certain information reflects financial results for a single Class T share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which, for the fiscal year ended October 31, 2001, has been audited by Ernst & Young, LLP, independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report dated October 31, 2001 and are incorporated by reference into the SAI. The information for periods through May 31, 2000 was audited by the Boston 1784 Fund's former independent accountants, PricewaterhouseCoopers LLP, whose report, dated July 17, 2000, is also incorporated by reference into the SAI. You can request a free annual report by calling 1-800-426-3750.



--------------------------------------------------------------------------------
THE FUND
--------------------------------------------------------------------------------



                                                                          SIX MONTHS ENDED     YEAR ENDED         PERIOD ENDED
                                                                           APRIL 30, 2002   OCTOBER 31, 2001   OCTOBER 31, 2000(B)
                                                                            (UNAUDITED)
                                                                              CLASS T            CLASS T             CLASS T

NET ASSET VALUE -- BEGINNING OF PERIOD ($)                                     10.50              10.01               9.82
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                                      0.18               0.40               0.15(c)
  Net realized and unrealized gain (loss)                                      (0.08)              0.49               0.19
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                              0.10               0.89               0.34
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                                   (0.18)             (0.40)             (0.15)
  From net realized capital gains                                                 --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders ($):                            (0.18)             (0.40)             (0.15)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD ($)                                           10.42              10.50              10.01
------------------------------------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                                          0.99(f)            9.02               3.24(f)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):

  Expenses (excluding reimbursement/waiver)                                     1.08(g)            1.09               1.69(g)

  Expenses (including reimbursement/waiver)                                     0.87(g)            0.91               0.94(g)

  Net investment income (including reimbursement/waiver)                        3.54(g)            3.89               4.21(g)

Portfolio turnover rate (%)                                                       41(f)              88                 38(f)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S) ($)                                         12,531             13,746                  1



(a) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class T shares for the six months ended April 30, 2002 (unaudited), the year ended October 31, 2001 and the period ended October 31, 2000 were $0.17, $0.38 and $0.13(c) respectively.

(b)   The Fund began offering Retail A shares on June 26, 2000.

(c) Per share data was calculated using the weighted average shares outstanding method during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.

(e) Had the advisor not waived a portion of the expenses, total return would have been lower.

(f)   Not annualized.

(g)   Annualized.


--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments will be published in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust V: 811-5030

- Liberty Intermediate Tax Exempt Bond Fund (formerly named Galaxy Intermediate Tax Exempt Bond Fund)

------------------------------------------------------------------------------
[LOGO] LIBERTYFUNDS

       A MEMBER OF COLUMBIA MANAGEMENT GROUP

       (C)2002 Liberty Funds Distributor, Inc.
       A Member of Columbia Management Group
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.libertyfunds.com

                                                                      Job Code
                                    Page 23

--------------------------------------------------------------------------------
LIBERTY INTERMEDIATE TAX EXEMPT BOND FUND  PROSPECTUS, NOVEMBER 25, 2002
--------------------------------------------------------------------------------

CLASS T AND G SHARES
Advised by Fleet Investment Advisors Inc.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                                                       2
--------------------------------------------------------------------------------
Investment Goal .........................................................      2
Principal Investment Strategies .........................................      2
Principal Investment Risks ..............................................      3
Performance History .....................................................      4
Your Expenses ...........................................................      7

YOUR ACCOUNT                                                                   9
--------------------------------------------------------------------------------
How to Buy Shares .......................................................      9
Sales Charges ...........................................................     10
How to Exchange Shares ..................................................     12
How to Sell Shares ......................................................     12
Fund Policy on Trading of Fund Shares ...................................     13
Distribution and Service Fees ...........................................     13
Other Information About Your Account ....................................     14

MANAGING THE FUND                                                             17
--------------------------------------------------------------------------------
Investment Advisor ......................................................     17
Portfolio Manager .......................................................     17

FINANCIAL HIGHLIGHTS                                                          18
--------------------------------------------------------------------------------

Class T and G shares are sold only to investors who received (and who have continuously held) Class T or G shares in connection with the merger of certain Galaxy Funds into various Liberty Funds.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                     ---------------------------
                                                     Not FDIC    May Lose Value
                                                               -----------------
                                                     Insured   No Bank Guarantee
                                                     ---------------------------

--------------------------------------------------------------------------------
THE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks to provide investors with current income, exempt from federal income tax, consistent with preservation of capital.


PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests primarily in a diversified portfolio of municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest that is exempt from federal income tax (including the federal alternative minimum tax). The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities and mutual funds that invest in municipal securities. The Fund may also invest up to 20% of its net assets in debt securities that pay interest that is not exempt from federal income tax, such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.


--------------------------------------------------------------------------------
     A DERIVATIVE is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.
--------------------------------------------------------------------------------

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts, commonly referred to as derivatives, in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.

In selecting portfolio securities for the Fund, the Fund's investment advisor evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various geographic regions, issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the advisor to be of comparable quality. The advisor expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the advisor to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund does not have to sell the security unless the advisor determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any debt securities that are not rated investment grade by either S&P or Moody's to the extent that such securities exceed 5% of the Fund's net assets.


The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances, the Fund's average weighted maturity will be between five and ten years. The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment objective.


At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments, and thus are subject to issuer risk. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Two particular types of structure risk are prepayment risk and extension risk. Prepayment risk is the possibility that a decrease in the prevailing interest rates may cause certain fixed income investments held by the Fund to be paid off sooner than expected, which could adversely affect the Fund's value. In that event, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. Extension risk is the possibility that a rise in interest rates may cause certain fixed income investments held by the Fund to be paid off later than expected. In that event, the value of the obligation will decrease and the Fund may be unable to invest in higher-yielding securities.

Tax-exempt bonds are subject to special risks. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some of these bonds taxable. Bonds that are backed by the issuer's taxing authority, known as general obligation bonds, may partially depend for payment on legislative appropriation and/or aid from other governments. These bonds may be vulnerable to legal limits on a government's power to raise revenue or increase taxes. Other tax-exempt bonds, known as special revenue obligations, are payable from revenues earned by a particular project or other revenue source. These bonds are subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or private company, rather than to the credit of the state or local government issuer of the bonds.


The interest income distributed by the Fund from certain tax-exempt bonds may be subject to the federal Alternative Minimum Tax for individuals and corporations. As a fundamental policy that cannot be changed without shareholder approval, the Fund may not invest more than 20% of its total assets in bonds subject to the Alternative Minimum Tax. Consult your tax advisor for more information.


The Fund may invest in derivatives, such as futures and options on futures, to hedge against market risk. There is no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's calendar year total returns for its Class T shares, excluding sales charges.(1) The performance table following the bar chart shows how the Fund's average annual returns for Class T and G shares, including sales charges, compare with those of broad measures of market performance for 1 year and the life of the Fund.(2) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.


--------------------------------------------------------------------------------
UNDERSTANDING PERFORMANCE

     CALENDAR YEAR TOTAL RETURNS show the Fund's Class T share performance for each of the last ten complete calendar years.(1) They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

     AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year and the Life of the Fund periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.(2)

     In 2002, the Fund began comparing itself to the Lehman Brothers Quality Intermediate Municipal Bond Index, an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities of between 2 and 12 years and at least $5 million in principal amount outstanding. Previously, the Fund's returns were only compared to the Lehman Brothers 3-15 Year Blend Municipal Bond Index, which is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. The advisor added the new index because it offers shareholders a more useful comparison for the Fund's relative performance. The Fund's average annual returns for the one-year, five-year and the life of the Fund periods are shown compared to the Lehman Brothers Quality Intermediate Municipal Bond Index, and the Lehman Brothers 3-15 Year Blend Municipal Bond Index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS (CLASS T)(1)
--------------------------------------------------------------------------------

                1992
                1993
                1994                           -3.01%
                1995                           14.34%
                1996                            4.20%
                1997                            9.10%
                1998                            6.41%
                1999                           -2.95%
                2000                           10.19%
                2001                            4.58%

The Fund's year-to-date total            For period shown in bar chart:
return through September 30,             Best quarter: 3rd quarter 1995, +5.39%
2002 was -7.49%.                         Worst quarter: 4th quarter 2001, -4.21%
--------------------------------------------------------------------------------

(1) The calendar year total returns shown for Class T shares include the returns of Retail A Shares of the Galaxy Intermediate Tax Exempt Bond Fund (the "Galaxy Fund"), the predecessor to the Fund, for periods prior to the date of this prospectus. Retail A share returns include returns for BKB shares of the Galaxy Fund for periods prior to June 26, 2001, the date on which BKB shares were converted into Retail A shares. The returns shown for Class T shares also include the returns of shares of the Boston 1784 Tax-Exempt Medium-Term Income Fund, the predecessor to the Galaxy Fund (the "Boston 1784 Fund"), for periods prior to the inception of BKB shares (June 26,
    2000).

After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001(2)
--------------------------------------------------------------------------------

                                               1 YEAR        5 YEAR      FUND

Class T (%)
  Return Before Taxes                          -0.40          4.34       5.03
  Return After Taxes on Distributions          -0.40          4.18       4.88
  Return After Taxes on Distributions
    and Sale of Fund Shares                    -1.21          4.31       4.91
--------------------------------------------------------------------------------

Class G (%)
  Return Before Taxes                          -1.09          4.79       5.59
  Return After Taxes on Distributions          -1.09          4.63       5.43
  Return After Taxes on Distributions
    and Sale of Fund Shares                     0.60          4.70       5.38
--------------------------------------------------------------------------------
Lehman Brothers Quality Intermediate
Municipal Bond Index (%)                        7.45          5.51       7.28(3)
--------------------------------------------------------------------------------
Lehman Brothers 3-15 Year Blend Municipal
Bond Index (%)                                  5.29          5.82       5.77(3)
--------------------------------------------------------------------------------

(2) The average annual total returns shown include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to the date of this prospectus. The returns shown for Class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charges applicable to Class G shares) for periods prior to the inception of Retail B Shares of the Galaxy Fund (March 1, 2001). Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class G shares exceed expenses paid by Retail A Shares. Retail A share returns include returns for BKB shares of the Galaxy Fund for periods prior to June 26, 2001, the date on which BKB shares were converted into Retail A shares and returns of shares of the Boston 1784 Fund for periods prior to the inception of BKB shares (June 26, 2000).
(3) Performance information is from June 30, 2000.


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

--------------------------------------------------------------------------------
  UNDERSTANDING EXPENSES

     SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

     ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees, shareholder service fees and other administrative costs including pricing and custody services.

     EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

     -    $10,000 initial investment

     -    5% total return for each year

     -    Fund operating expenses remain the same

     -    Assumes reinvestment of all dividends and distributions

     -    Assumes Class G shares convert to Class T shares after eight years
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER FEES(3) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                                                               CLASS T      CLASS G
Maximum sales charge (load) on purchases (%) (as a percentage of the offering price)            4.75         0.00
---------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%) (as a percentage of the lesser of
purchase price or redemption price)                                                             1.00(4)      5.00
---------------------------------------------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount redeemed, if applicable)                              (5)          (5)


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------



                                                                                              CLASS T      CLASS G
Management fee(6) (%)                                                                           0.75         0.75
---------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                                       0.00         0.80(7)
---------------------------------------------------------------------------------------------------------------------
Other expenses(9) (%)                                                                           0.39(8)      0.21
---------------------------------------------------------------------------------------------------------------------
Total annual fund operating expenses(6) (%)                                                     1.14         1.76

--------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------



CLASS                                                                       1 YEAR      3 YEARS     5 YEARS      10 YEARS
Class T                                                                      585          819        1,071         1,791
---------------------------------------------------------------------------------------------------------------------------
Class G: did not sell your shares                                            179          554          955         1,909

         sold all your shares at the end of the period                       679          954        1,255         1,909



(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.



(4) This charge applies only to certain Class T shares bought without an initial sales charge that are sold within 18 months of purchase.



(5) There is a $7.50 charge for wiring sale proceeds to your bank.



(6) The Fund's advisor has voluntarily agreed to waive a portion of the management fee for each share class. As a result, the management fee for each share class would be 0.54%, and total annual fund operating expenses for Class T and G shares would be 0.93% for Class T shares and 1.55% for Class G shares. The advisor has agreed to maintain this waiver for 1 year from the date of the acquisition of the Galaxy Fund by the Fund, after which time this arrangement may be modified or terminated by the advisor at any time.



(7) The Fund may pay distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.80% during the current fiscal year. Affiliates of the advisor are waiving a portion of the distribution and service (12b-1) fees for Class G shares so that such fees are expected to be 0.65%. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Fund by the Fund after which time this arrangement may be modified or terminated by the advisor at any time.



(8) The Fund may pay shareholder service fees (which are included in other expenses) of up to a maximum of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services) but will limit such fees to an aggregate fee of not more than 0.15% during the current fiscal year.



(9) Other expenses have been restated to reflect current contractual arrangements.

--------------------------------------------------------------------------------
YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor firm or your payment has been received and your application is complete, including all necessary signatures.


--------------------------------------------------------------------------------
  INVESTMENT MINIMUMS

  Initial Investment ................................................. $1,000
  Subsequent Investments .............................................    $50
  Automatic Investment Plan* .........................................    $50
  Retirement Plans* ..................................................    $25

  *The initial investment minimum of $1,000 is waived on these plans.

  The Fund reserves the right to change the investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
--------------------------------------------------------------------------------


METHOD                       INSTRUCTIONS
Through your                 Your financial advisor can help you establish your account and buy Fund shares on your behalf. To
financial advisor            receive the current trading day's price, your financial advisor firm must receive your request prior to the close of the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing the purchase for you.
------------------------------------------------------------------------------------------------------------------------------------
By check                     For existing accounts fill out and return the additional investment stub included in your quarterly
(existing account)           statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
------------------------------------------------------------------------------------------------------------------------------------
By exchange                  You or your financial advisor may acquire shares for your account by exchanging Class T or Class G shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call
                             1-800-422-3737.
------------------------------------------------------------------------------------------------------------------------------------
By wire                      You may purchase shares by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.
------------------------------------------------------------------------------------------------------------------------------------
By electronic funds          You may purchase shares by electronically transferring money from your bank account to your Fund
transfer                     account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request.
                             Be sure to complete the appropriate section of the application.
------------------------------------------------------------------------------------------------------------------------------------
Automatic investment plan    You can make monthly or quarterly investments automatically from your bank account to your Fund account. You can select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.
------------------------------------------------------------------------------------------------------------------------------------
Automated dollar cost        You can purchase shares for your account by exchanging $100 or more each month from another fund for
averaging                    shares of the same class of the Fund at no additional cost. You must have a current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-422-3737. Be sure to complete the appropriate section of the account application for this feature.
------------------------------------------------------------------------------------------------------------------------------------
By dividend diversification  You may automatically invest dividends distributed by another fund into the same class of shares of the Fund at no additional sales charge. To invest your dividends in the Fund, call 1-800-345-6611.


SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.

CLASS T SHARES Your purchases of Class T shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. A portion of the sales charge is paid as a commission to your financial advisor firm on the sale of Class T shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


--------------------------------------------------------------------------------
CLASS T SALES CHARGES
--------------------------------------------------------------------------------



                                                                 % OF OFFERING
                                    AS A % OF                        PRICE
                                    THE PUBLIC       AS A %       RETAINED BY
                                     OFFERING        OF YOUR       FINANCIAL
AMOUNT OF PURCHASE                    PRICE        INVESTMENT    ADVISOR FIRM
Less than $50,000                      4.75           4.99           4.25
--------------------------------------------------------------------------------
$50,000 to less than $100,000          4.50           4.71           4.00
--------------------------------------------------------------------------------
$100,000 to less than $250,000         3.50           3.63           3.00
--------------------------------------------------------------------------------
$250,000 to less than $500,000         2.50           2.56           2.00
--------------------------------------------------------------------------------
$500,000 to less than $1,000,000       2.00           2.04           1.75
--------------------------------------------------------------------------------
$1,000,000 or more                     0.00           0.00           0.00



Class T shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class T share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.



For Class T share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:



--------------------------------------------------------------------------------
PURCHASES OVER $1 MILLION
--------------------------------------------------------------------------------



AMOUNT PURCHASED                                               COMMISSION %
First $3 million                                                   1.00
--------------------------------------------------------------------------------
$3 million to less than $5 million                                 0.80
--------------------------------------------------------------------------------
$5 million to less than $25 million                                0.50
--------------------------------------------------------------------------------
$25 million or more                                                0.25



The commission to financial advisors for Class T share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.



--------------------------------------------------------------------------------
  UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES



     Certain investments in Class T and G shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.
--------------------------------------------------------------------------------



REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class T shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children reaches a sales charge discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.


CLASS G SHARES Your purchases of Class G shares are made at Class G's net asset value. Class G shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor firm an up- front commission on sales of Class G shares as described in the chart below.

--------------------------------------------------------------------------------
CLASS G SALES CHARGES
--------------------------------------------------------------------------------


                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD
Through first year                                                    5.00
--------------------------------------------------------------------------------
Through second year                                                   4.00
--------------------------------------------------------------------------------
Through third year                                                    4.00
--------------------------------------------------------------------------------
Through fourth year                                                   4.00
--------------------------------------------------------------------------------
Through fifth year                                                    3.00
--------------------------------------------------------------------------------
Through sixth year                                                    2.00
--------------------------------------------------------------------------------
Through seventh year                                                  1.00
--------------------------------------------------------------------------------
Longer than seven years                                               None



Commission to financial advisors is 4.00%.

Class G shares will automatically convert to Class T shares eight years after purchase. Please see the Statement of Additional Information for the CDSCs and conversion schedules applicable to Class G shares received in exchange for Retail B Shares of the Galaxy Fund purchased or acquired prior to January 1, 2001.



HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------


You may exchange your Class T shares for Class A or Class T shares, and may exchange your Class G shares for Class B or Class G shares, of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Class T and G shares, once exchanged for Class A or Class B shares, may not be further exchanged for Class T or G shares. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

--------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
--------------------------------------------------------------------------------

METHOD                       INSTRUCTIONS

Through your                 You may call your financial advisor to place your sell order. To receive the current trading day's
financial advisor            price, your financial advisor firm must receive your request prior to the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
------------------------------------------------------------------------------------------------------------------------------------
By exchange                  You or your financial advisor may sell shares by exchanging from the Fund into the same share class
                             (or Class A and Class B shares, for Class T and Class G shares, respectively) of another fund distributed by Liberty Fund Distributor, Inc. at no additional cost. To exchange by telephone, call
                             1-800-422-3737.
------------------------------------------------------------------------------------------------------------------------------------
By telephone                 You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-345-6611.
------------------------------------------------------------------------------------------------------------------------------------
By mail                      You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners.
                             For details, call 1-800-345-6611.

                             Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
------------------------------------------------------------------------------------------------------------------------------------
By check writing             You may sell shares by check writing. The check must be at least $500 and no more than $100,000. You will continue to earn dividends on shares until the check is presented to the bank for payment. When the check is presented to the bank a sufficient number of full and fractional shares will be sold at the next determined net asset value to cover the amount of the check. Certificate shares may not be sold by check writing. Check writing is only available for Class T shares. Be sure to complete the appropriate section of the account application for this feature.
------------------------------------------------------------------------------------------------------------------------------------

By wire                      You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.
------------------------------------------------------------------------------------------------------------------------------------
By systematic withdrawal     You may automatically sell a specified dollar amount or percentage of your account on a monthly,
plan                         quarterly or semi-annual basis and have the proceeds sent to you if your account balance is at least
                             $5,000. This feature is not available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
------------------------------------------------------------------------------------------------------------------------------------
By electronic funds          You may sell shares and request that the proceeds be electronically transferred to your bank. Proceeds
transfer                     may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay the Fund's distributor marketing and other fees to support the sale and distribution of Class G shares and certain services provided to you by your financial advisor. The annual service fees for shareholder liaison services and administrative support may equal up to 0.50% for Class G shares. The annual distribution fee may equal up to 0.65% for Class G shares. The Fund does not intend to pay more than a total of 0.80% for Class G shares in distribution and shareholder service fees during the current fiscal year. The Fund has also adopted a plan that permits it to pay for certain services provided to Class T shareholders by their financial advisors. The annual service fee may equal up to 0.50% for Class T shares. The Fund does not intend to pay more than 0.15% for Class T shares in shareholder service fees during the current fiscal year. The foregoing fees are paid out of the assets of the relevant class. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class G shares automatically convert to Class T shares after a certain number of years, eliminating these fees upon conversion. Conversion may occur six or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class G shares.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.


SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.



DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:


--------------------------------------------------------------------------------
TYPES OF DISTRIBUTIONS
--------------------------------------------------------------------------------
Dividends      Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.
--------------------------------------------------------------------------------
Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


DISTRIBUTION OPTIONS The Fund declares dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Dividends begin to accrue on the day that the Fund receives payment and stop accruing on the day prior to the shares leaving the account. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.


If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

--------------------------------------------------------------------------------
     UNDERSTANDING FUND DISTRIBUTIONS

     The Fund earns income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains, generally based on the number of shares you own at the time these distributions are declared.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

Reinvest all distributions in additional shares of your current fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):

-    send the check to your address of record

-    send the check to a third party address

-    transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund. All subsequent distributions will be reinvested.

TAX CONSEQUENCES For federal income tax purposes, distributions of investment income by the Fund, whether in cash or additional securities, will ordinarily constitute tax-exempt income. Generally, gains realized by the Fund on the sale or exchange of investments, the income from which is tax-exempt, will be taxable to shareholders. In addition, an investment in the Fund may result in liability for federal alternative minimum tax for both individuals and corporate shareholders. The Fund intends to distribute federally tax-exempt income. The Fund may invest a portion of its assets in securities that generate income subject to federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes.

You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.

--------------------------------------------------------------------------------
MANAGING THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. In its duties as investment advisor, Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2001, Fleet and its affiliates managed over $166 billion in assets.


For the fiscal year or period ended October 31, 2001, aggregate advisory fees paid to Fleet by the Fund amounted to 0.60% of average daily net assets of the Fund.

PORTFOLIO MANAGER
--------------------------------------------------------------------------------
Fleet's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 26, 2000.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last fiscal year, which runs from November 1 to October 31, unless otherwise indicated. Information shown includes that of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to the date of this prospectus. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which, for the year ended October 31, 2001, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.



--------------------------------------------------------------------------------
THE FUND
--------------------------------------------------------------------------------

                                                                      SIX MONTHS ENDED         YEAR ENDED         PERIOD ENDED
                                                                       APRIL 30, 2002       OCTOBER 31, 2001   OCTOBER 31, 2000(B)
                                                                         (UNAUDITED)
                                                                           CLASS T               CLASS T             CLASS T
NET ASSET VALUE -- BEGINNING OF PERIOD ($)                                   10.50                 10.01               9.82
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

  Net investment income(a)                                                    0.18                  0.40               0.15(c)

  Net realized and unrealized gain (loss)                                    (0.08)                 0.49               0.19
--------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                            0.10                  0.89               0.34

--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

  From net investment income                                                 (0.18)                (0.40)             (0.15)

  From net realized capital gains                                               --                    --                 --
--------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                               (0.18)                (0.40)             (0.15)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                                         10.42                 10.50              10.01

--------------------------------------------------------------------------------------------------------------------------------
Total return (%)(d)(e)                                                        0.99(f)               9.02               3.24(f)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                                   1.08(g)               1.09               1.69(g)

  Expenses (including reimbursement/waiver)                                   0.87(g)               0.91               0.94(g)

  Net investment income (including reimbursement/waiver)                      3.54(g)               3.89               4.21(g)

Portfolio turnover rate (%)                                                     41(f)                 88                 38(f)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S) ($)                                       12,531                13,746                  1

(a) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class T shares for the six months ended April 30, 2002 (unaudited), the year ended October 31, 2001 and the period ended October 31, 2000 were $0.17, $0.38 and $0.13(c) respectively.


(b)  The Fund began offering Retail A shares on June 26, 2000.

(c) Per share data was calculated using the weighted average shares outstanding method during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.

(e) Had the advisor not waived a portion of the expenses, total return would have been lower.

(f)  Not annualized.

(g)  Annualized.


--------------------------------------------------------------------------------
THE FUND
--------------------------------------------------------------------------------



                                                                                  SIX MONTHS ENDED         PERIOD ENDED
                                                                                    APRIL 30, 2002      OCTOBER 31, 2001(B)
                                                                                     (UNAUDITED)
                                                                                       CLASS G                CLASS G
NET ASSET VALUE -- BEGINNING OF PERIOD ($)                                                10.50                  10.26
----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):

  Net investment income(a)                                                                 0.14                   0.22

  Net realized and unrealized gain (loss)                                                 (0.08)                  0.23
----------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                         0.06                   0.45

----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):

  From net investment income                                                              (0.14)                 (0.21)
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                                            (0.14)                 (0.21)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                                                      10.42                  10.50
----------------------------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)                                                                     0.59(e)                4.41(e)
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                                                2.45(f)                2.93(f)

  Expenses (including reimbursement/waiver)                                                1.68(f)                1.66(f)

  Net investment income (including reimbursement/waiver)                                   2.73(f)                3.12(f)

Portfolio turnover rate (%)                                                                  41(e)                  88
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S) ($)                                                        33                      6



(a) Net investment income per share before reimbursement/waiver of fees by the adviser and/or its affiliates and/or the administrator for Class G shares for the six months ended April 30, 2002 (unaudited) and the period ended October 31, 2001 was $0.10 and $0.13, respectively.


(b)  The Fund began offering Retail B shares on March 1, 2001.

(c) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.

(d) Had the advisor not waived a portion of the expenses, total return would have been lower.

(e)  Not annualized.

(f)  Annualized.

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments will be published in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of

Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust V: 811-5030


- Liberty Intermediate Tax Exempt Fund (formerly named Galaxy Intermediate Tax Exempt Bond Fund)


------------------------------------------------------------------------------
[LOGO] LIBERTYFUNDS

       A MEMBER OF COLUMBIA MANAGEMENT GROUP

       (C)2002 Liberty Funds Distributor, Inc.
       A Member of Columbia Management Group
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.libertyfunds.com

                                                              770-01/902H-1001

--------------------------------------------------------------------------------
LIBERTY INTERMEDIATE TAX EXEMPT BOND FUND  PROSPECTUS, NOVEMBER 25, 2002
--------------------------------------------------------------------------------

CLASS Z SHARES

Advised by Fleet Investment Advisors Inc.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUND                                                                      2
--------------------------------------------------------------------------------
Investment Goal ..........................................................    2
Principal Investment Strategies ..........................................    2
Principal Investment Risks ...............................................    3
Performance History ......................................................    5
Your Expenses ............................................................    7

YOUR ACCOUNT                                                                  8
--------------------------------------------------------------------------------
How to Buy Shares ........................................................    8
Eligible Investors .......................................................    8
Sales Charges ............................................................    9
How to Exchange Shares ...................................................    9
How to Sell Shares .......................................................    9
Fund Policy on Trading of Fund Shares ....................................   10
Other Information About Your Account .....................................   11

MANAGING THE FUND                                                            13
--------------------------------------------------------------------------------
Investment Advisor .......................................................   13
Portfolio Manager ........................................................   13

FINANCIAL HIGHLIGHTS                                                         14
--------------------------------------------------------------------------------

Only eligible investors may purchase Class Z shares. See "Your Account - Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                    ---------------------------
                                                    Not FDIC   May Lose Value
                                                    Insured   -----------------
                                                              No Bank Guarantee
                                                    ---------------------------

-------------------------------------------------------------------------------
THE FUND
-------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks to provide investors with current income, exempt from federal income tax, consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund invests primarily in a diversified portfolio of municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from federal income tax (including the federal alternative minimum tax). The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities and mutual funds that invest in municipal securities. The Fund may also invest up to 20% of its net assets in debt securities that pay interest that is not exempt from federal income tax, such as U.S. Government obligations, corporate bonds, money market instruments, including commercial paper and bank obligations, and repurchase agreements.


--------------------------------------------------------------------------------
  A DERIVATIVE is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.
--------------------------------------------------------------------------------

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts, commonly referred to as derivatives, in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.

In selecting portfolio securities for the Fund, the Fund's investment advisor evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various geographic regions, issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the advisor to be of comparable quality. The advisor expects, however, that most of the securities purchased by the Fund will have one of the top three ratings assigned by S&P or Moody's, or will be unrated securities determined by the advisor to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the advisor determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any debt securities that are not rated investment grade by either S&P or Moody's to the extent such securities exceed 5% of the Fund's net assets.

The Fund is permitted to invest in municipal securities with any maturity. However, under normal circumstances, the Fund's average weighted maturity will be between five and ten years. The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment objective.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short term capital gains (which are taxable at higher rates than long-term capital gains). Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's bond selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably compared with comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments, and thus are subject to issuer risk. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with municipal bonds. Changes in interest rates may cause certain municipal securities held by the Fund to be paid off sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may be unable to invest in higher-yielding securities.

Tax-exempt bonds are subject to special risks. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some of these bonds taxable. Bonds that are backed by the issuer's taxing authority, known as general obligation bonds, may partially depend for payment on legislative appropriation and/or aid from other governments. These bonds may be vulnerable to legal limits on a government's power to raise revenue or increase taxes. Other tax-exempt bonds, known as special revenue obligations, are payable from revenues earned by a particular project or other revenue source. These bonds are subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or private company, rather than to the credit of the state or local government issuer of the bonds.


The interest income distributed by the Fund from certain tax-exempt bonds may be subject to the federal Alternative Minimum Tax for individuals and corporations. As a fundamental policy that cannot be changed without shareholder approval, the Fund may not invest more than 20% of its total assets in bonds subject to the Alternative Minimum Tax. Consult your tax advisor for more information.


The Fund may invest in derivatives, such as futures and options on futures, to hedge against market risk. There is no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge. These instruments may be leveraged so that small changes may produce disproportionate losses to the Fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's calendar year total returns for its Class Z shares.(1) The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares compare with those of broad measures of market performance for 1 year, 5 years and the life of the Fund.(2) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.



--------------------------------------------------------------------------------
  UNDERSTANDING PERFORMANCE



  CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each complete calendar year since the Fund commenced operations.(1).



  AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and the life of the Fund periods.(2)



  In 2002, the Fund began comparing itself to the Lehman Brothers Quality Intermediate Municipal Bond Index, an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities of between 2 and 12 years and at least $5 million in principal amount outstanding. Previously, the Fund's returns were only compared to the Lehman Brothers 3-15 Year Blend Municipal Bond Index, which is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. The advisor added the new index because it believes the index offers shareholders a more useful comparison of the Fund's relative performance. The Fund's average annual returns for the one-year, five-year and the life of the Fund periods are shown compared to the Lehman Brothers Quality Intermediate Municipal Bond Index and the Lehman Brothers 3-15 Year Blend Municipal Bond Index.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS (CLASS Z)(1)
--------------------------------------------------------------------------------

                1994                          -3.01%
                1995                          14.34%
                1996                           4.20%
                1997                           9.10%
                1998                           6.41%
                1999                          -2.95%
                2000                          10.50%
                2001                           4.75%


The Fund's year-to-date return         For period shown in bar chart:
through September 30, 2002 was 7.63%.  Best quarter: 1st quarter 1995, +5.39%
                                       Worst quarter: 1st quarter 1994, -4.21%
-------------------------------------------------------------------------------



(1) The calendar year total returns shown for Class Z shares include the returns of Trust Shares of the Galaxy Intermediate Tax Exempt Bond Fund (the "Galaxy Fund"), the predecessor to the Fund, for periods prior to the date of this prospectus, and returns of shares of the Boston 1784 Tax-Exempt Medium-Term Income Fund, the predecessor to the Galaxy Fund (the "Boston 1784 Fund"), for periods prior to June 26, 2000.


After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2000(2)
--------------------------------------------------------------------------------



                                               INCEPTION
                                                 DATE                  1 YEAR                 5 YEARS           LIFE OF THE FUND

Class Z (%)                                     6/14/93
  Return Before Taxes                                                   4.75                   5.46                   5.69
  Return After Taxes on Distributions                                   4.75                   5.30                   5.53
  Return After Taxes on Distributions and
    Sale of Fund Shares                                                 4.49                   5.27                   5.48
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Quality Intermediate
Municipal Bond Index (%)                          N/A                   7.45                   5.51                   5.46(3)
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers 3-15 Year Blend Municipal
Bond Index (%)                                    N/A                   5.27                   5.82                   5.77(3)
------------------------------------------------------------------------------------------------------------------------------------



(2) The average annual total returns shown include the returns of Trust Shares of the Galaxy Fund, for periods prior to the date of this prospectus, and returns of shares of the Boston 1784 Fund for periods prior to June 26, 2000.



(3)   Performance information is from June 30, 1993.


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

--------------------------------------------------------------------------------
  UNDERSTANDING EXPENSES

  ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees and other administrative costs including pricing and custody services.

  EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:
  - $10,000 initial investment
  - 5% total return for each year
  - Fund operating expenses remain the same
  - Assumes reinvestment of all dividends and distributions
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SHAREHOLDER FEES(4) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------



Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                  0.00
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)

(as a percentage of the lesser of purchase
price or redemption price)                                               0.00
--------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount redeemed, if applicable)   (5)



--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------



Management fee(6) (%)                                                    0.75
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                0.00
--------------------------------------------------------------------------------
Other expenses(7) (%)                                                    0.15
--------------------------------------------------------------------------------
Total annual fund operating expenses(6) (%)                              0.90
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------



          1 YEAR            3 YEARS             5 YEARS          10 YEARS
            $92              $286                $498             $1,106



(4) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.



(5)   There is a $7.50 charge for wiring sale proceeds to your bank.



(6) The Fund's advisor has voluntarily agreed to waive a portion of the management fee. As a result, the management fee would be 0.54% and total annual fund operating expenses would be 0.69%. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.



(7) Other expenses have been restated to reflect current contractual arrangements.


--------------------------------------------------------------------------------
YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with your financial advisor firm or your payment has been received and your application is complete, including all necessary signatures.


--------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
--------------------------------------------------------------------------------

METHOD                       INSTRUCTIONS

Through your financial       Your financial advisor can help you establish your account and buy Fund shares on your behalf. To
advisor                      receive the current trading day's price, your financial advisor firm must receive your request prior to the close of the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing the purchase for you.
-----------------------------------------------------------------------------------------------------------------------------------
By check                     For new accounts send a completed application and check made payable to the Fund to the transfer
(new account)                agent, Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------
By check                     For existing accounts fill out and return the additional investment stub included in your quarterly
(existing account)           statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------
By exchange                  You or your financial advisor may acquire shares for your account by exchanging shares you own in one fund for shares of the same class or Class A of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call
                             1-800-422-3737.
-----------------------------------------------------------------------------------------------------------------------------------
By wire                      You may purchase shares by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.
-----------------------------------------------------------------------------------------------------------------------------------
By electronic funds          You may purchase shares by electronically transferring money from your bank account to your Fund
transfer                     account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request.
                             Be sure to complete the appropriate section of the application.
-----------------------------------------------------------------------------------------------------------------------------------
Automatic                    You can make monthly or quarterly investments automatically from your bank account to your Fund
investment plan              account. You can select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
Automated dollar             You can purchase shares for your account by exchanging $100 or more each month from another fund for
cost averaging               shares of the same class of the Fund at no additional cost. You must have a current balance of at least $5,000 in the fund the money is coming from. The

                             designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-422-3737. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
By dividend                  You may automatically invest dividends distributed by another fund into the same class of shares of
diversification              the Fund at no additional sales charge. To invest your dividends in the Fund, call 1-800-345-6611.


ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:



$1,000 minimum initial investment



- Any shareholder (as well as any family member or person listed on an account registration for any account of the shareholder) of a fund distributed by Liberty Funds Distributor, Inc. (LFD) (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchanging Class Z shares; or
   (iii) who purchased certain no-load shares of funds merged with funds distributed by LFD;



-  Any trustee or director (or family member) of any fund distributed by LFD;
   and



- Any employee (or family member) of FleetBoston Financial Corporation or its subsidiaries.



$100,000 minimum initial investment



- Clients of broker-dealers or registered investment advisors that both recommend the purchase of fund shares and charge clients an asset-based fee; and



- Any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.



No minimum initial investment



- Any client of Fleet National Bank (Fleet) or a subsidiary (for shares purchased through an asset management trust, retirement plan administration or similar arrangement with Fleet or the subsidiary);



- A retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from LFD or through a third-party broker-dealer;



- Investors purchasing through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code;



- Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Liberty Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or rollover; and



-  Any investment company whose shares are distributed by LFD.



The Fund reserves the right to change the criteria for eligible investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for Class Z or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.


When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

--------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
--------------------------------------------------------------------------------

METHOD                       INSTRUCTIONS
Through your                 You may call your financial advisor to place your sell order. To receive the current trading day's
financial advisor            price, your financial advisor firm must receive your request prior to the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
-----------------------------------------------------------------------------------------------------------------------------------

By exchange                  You or your financial advisor may sell shares by exchanging from the Fund into Class Z shares or Class
                             A shares of another fund distributed by Liberty Fund Distributor, Inc. at no additional cost. To exchange by telephone, call 1-800-422-3737.


-----------------------------------------------------------------------------------------------------------------------------------
By telephone                 You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-345-6611.
-----------------------------------------------------------------------------------------------------------------------------------
By mail                      You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.

                             Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------
By wire                      You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
By systematic                You may automatically sell a specified dollar amount or percentage of your account on a monthly,
withdrawal plan              quarterly or semi-annual basis and have the proceeds sent to you if your account balance is at least
                             $5,000. All dividend and capital gains distributions must be reinvested. Be sure to complete the

METHOD                       INSTRUCTIONS
                             appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
By electronic                You may sell shares and request that the proceeds be electronically transferred to your bank. Proceeds
funds transfer               may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Fund, the Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.


SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

-------------------------------------------------------------------------------
TYPES OF DISTRIBUTIONS
-------------------------------------------------------------------------------

Dividends                    Represents interest and dividends earned from
                             securities held by the Fund, net of expenses
                             incurred by the Fund.
-------------------------------------------------------------------------------
Capital gains                Represents net long-term capital gains on sales of
                             securities held for more than 12 months and net
                             short-term capital gains, which are gains on sales
                             of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS The Fund declares dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Dividends begin to accrue on the day that the Fund receives payment and stop accruing on the day prior to the shares leaving the account. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

--------------------------------------------------------------------------------
  UNDERSTANDING FUND DISTRIBUTIONS

  The Fund earns income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains, generally based on the number of shares you own at the time these distributions are declared.
--------------------------------------------------------------------------------

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

Reinvest all distributions in additional shares of your current fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):

- send the check to your address of record

- send the check to a third party address

- transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund. All subsequent distributions will be reinvested.

TAX CONSEQUENCES For federal income tax purposes, distributions of investment income by the Fund, whether in cash or additional securities, will ordinarily constitute tax-exempt income. Generally, gains realized by the Fund on the sale or exchange of investments, the income from which is tax-exempt, will be taxable to shareholders. In addition, an investment in the Fund may result in liability for federal alternative minimum tax for both individuals and corporate shareholders. The Fund intends to distribute federally tax-exempt income. The Fund may invest a portion of its assets in securities that generate income subject to federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes.

You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.


--------------------------------------------------------------------------------
MANAGING THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Fleet Investment Advisors Inc. ("Fleet"), located at 100 Federal Street,
Boston, Massachusetts 02110, is the Fund's investment advisor. In its duties as investment advisor, Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2001, Fleet and its affiliates managed over $166 billion in assets.


For the fiscal year or period ended October 31, 2001, aggregate advisory fees paid to Fleet by the Fund amounted to 0.60% of average daily net assets of the Fund.

PORTFOLIO MANAGER
--------------------------------------------------------------------------------
Fleet's municipal bond portfolio management team is responsible for the day-to-day management of the Fund's investment portfolio. The team has managed the Fund since June 26, 2000.


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Until May 31, 2000, the Fund's fiscal years ran from June 1 to May 31. When the Fund was reorganized as a portfolio of the Galaxy Funds, its fiscal year was changed to run from November 1 to October 31.

Information shown includes that of shares of the Boston 1784 Fund through June 26, 2000, and that of Trust Shares of the Galaxy Fund thereafter for periods prior to the date of this prospectus. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which, for the fiscal year ended October 31, 2001, has been audited by Ernst & Young, LLP, independent auditors, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report dated October 31, 2001 and are incorporated by reference into the SAI. The information for periods through May 31, 2000 was audited by the Boston 1784 Fund's former independent accountants, PricewaterhouseCoopers LLP, whose report, dated July 17, 2000, is also incorporated by reference into the SAI. You can request a free annual report by calling 1-800-426-3750.



--------------------------------------------------------------------------------
THE FUND
--------------------------------------------------------------------------------



                                           SIX MONTHS ENDED    YEAR  ENDED      PERIOD  ENDED       YEARS ENDED MAY 31,
                                            APRIL 30, 2002  OCTOBER 31, 2001  OCTOBER 31, 2000  2000      1999      1998      1997
                                             (UNAUDITED)
                                               CLASS Z          CLASS Z            CLASS Z    CLASS Z   CLASS Z   CLASS Z   CLASS Z

NET ASSET VALUE -- BEGINNING OF PERIOD ($)       10.50            10.01             9.60       10.33     10.52     10.18      9.99
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                        0.19             0.42              0.18(b)    0.44      0.45      0.48      0.50
  Net realized and unrealized gain (loss)        (0.08)            0.49              0.41      (0.62)    (0.01)     0.44      0.19
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                0.11             0.91              0.59      (0.18)     0.44      0.92      0.69
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS ($):
  From net investment income                     (0.19)           (0.42)            (0.18)     (0.44)    (0.45)    (0.48)    (0.50)
  From net realized capital gains                   --               --                --      (0.11)    (0.18)    (0.10)       --
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to
    Shareholders                                 (0.19)           (0.42)            (0.18)     (0.55)    (0.63)    (0.58)    (0.50)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)             10.42            10.50             10.01       9.60     10.33     10.52     10.18

------------------------------------------------------------------------------------------------------------------------------------
Total return (%) (c)(d)                                1.09(e)       9.23         6.18(e)    (1.70)      4.24      9.24      7.74
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)            0.89(f)       0.89         0.91(f)     1.11       1.11      1.12      1.17
  Net investment income (including
  reimbursement/waiver)                                3.72(f)       4.06         4.38(f)     4.50       4.31      4.62      4.92
  Waiver/reimbursement (expenses including
  waiver/reimbursement)                                0.69(f)       0.74         0.77(f)     0.80       0.80      0.80      0.80
Portfolio turnover rate (%)                              41(e)         88           38(e)       48         69        34        33
NET ASSETS, END OF PERIOD (000'S) ($)               247,751       252,076      261,938     296,711    356,995   303,578   250,526



(a) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class Z shares for the six months ended April 30, 2002 (unaudited), the year ended October 31, 2001 and the period ended October 31, 2000 were $0.18, $0.41 and $0.18(b), respectively.



(b) Per share data was calculated using the weighted average shares outstanding method during the period.



(c)   Total return at net asset value assuming all distributions reinvested.



(d) Had the advisor not waived a portion of the expenses, total return would have been lower.



(e)   Not annualized.



(f)   Annualized.



-------------------------------------------------------------------------------
NOTES
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                                     Page 16

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FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments will be published in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621

1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust V: 811-5030

- Liberty Intermediate Tax Exempt Bond Fund (formerly named Galaxy Intermediate Tax Exempt Bond Fund)

------------------------------------------------------------------------------

[LOGO] LIBERTYFUNDS

       A MEMBER OF COLUMBIA MANAGEMENT GROUP

       (C)2002 Liberty Funds Distributor, Inc.
       A Member of Columbia Management Group
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.libertyfunds.com

                                                                      Job Code

--------------------------------------------------------------------------------
 LIBERTY INDEX FUNDS   PROSPECTUS, NOVEMBER 25, 2002
--------------------------------------------------------------------------------


LIBERTY LARGE COMPANY INDEX FUND*
LIBERTY SMALL COMPANY INDEX FUND
LIBERTY U.S. TREASURY INDEX FUND


CLASS A, B AND C SHARES

Advised by Fleet Investment Advisors Inc.

-------------------------------------------------------------------------------
TABLE OF CONTENTS

THE FUNDS                                                                     2
--------------------------------------------------------------------------------
Investment Goal .................................... ......................   2
Principal Investment Strategies .................... ......................   2
Principal Investment Risks ......................... ......................   3

Each of the following sections discusses
Performance History and Your Expenses for that Fund

Liberty Large Company Index Fund ..........................................   4
Liberty Small Company Index Fund ..........................................   9
Liberty U.S. Treasury Index Fund ..........................................  12

YOUR ACCOUNT                                                                 16
--------------------------------------------------------------------------------
How to Buy Shares .................................. ......................  16
Sales Charges ...................................... ......................  17
How to Exchange Shares ............................. ......................  20
How to Sell Shares ................................. ......................  21
Fund Policy on Trading of Fund Shares .............. ......................  22
Distribution and Service Fees ...................... ......................  22
Other Information About Your Account ............... ......................  22

MANAGING THE FUNDS                                                           25
--------------------------------------------------------------------------------
Investment Advisor ............................. ..........................  25

FINANCIAL HIGHLIGHTS                                                         26
--------------------------------------------------------------------------------
Liberty Large Company Index Fund ..........................................  26
Liberty Small Company Index Fund ..........................................  27
Liberty U.S. Treasury Index Fund ..........................................  28

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


*Shares of Liberty Large Company Index Fund will not be available for purchase until December 9, 2002.

                                                    ---------------------------
                                                    Not FDIC   May Lose Value
                                                    Insured   -----------------
                                                              No Bank Guarantee
                                                    ---------------------------

--------------------------------------------------------------------------------
 THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
Each Fund seeks to provide investment results that, before deduction of operating expenses, match the price and yield performance of its index.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Each Fund pursues an indexing strategy through the use of sophisticated computer models to approximate the investment performance of its index. Each Fund invests substantially all of its assets (under normal circumstances, at least 80% of net assets plus any borrowings for investment purposes) in the securities included in its index.

--------------------------------------------------------------------------------

      The Funds follow INDEXING STRATEGIES and are not actively managed. This means that the advisor does not use economic, financial and market analysis in selecting securities for a Fund. Instead, the advisor attempts to approximate the performance of the Fund's target index by investing the Fund's assets in securities included in that index. The advisor relies on sophisticated computer models in managing the Fund's investments.

      The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

      The S&P SMALLCAP 600 is an unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P SmallCap 600 is heavily weighted with the stocks of small companies.

      The U.S. TREASURY INDEX is an unmanaged index composed of all U.S. Treasury notes and bonds with remaining maturities of at least one year and outstanding principal of at least $25 million that are included in the Salomon Smith Barney Broad Investment-Grade Bond Index. Securities in the U.S. Treasury Index are weighted by market value, that is, the price per bond or note multiplied by the number of bonds or notes outstanding.

--------------------------------------------------------------------------------

The Liberty Large Company Index Fund normally holds all 500 stocks in the S&P 500, in approximately the same percentage as each stock is represented in the S&P 500.

The Liberty Small Company Index Fund normally holds all 600 stocks in the S&P SmallCap 600, in approximately the same percentage as each stock is represented in the S&P SmallCap 600. From time to time, however, when deemed advisable by the Fund's investment advisor, the Fund will not hold all of the stocks in the S&P SmallCap 600 but instead will use a statistical technique known as "portfolio optimization." When using portfolio optimization, the advisor will consider whether or not to include each stock in the Fund based on that stock's contribution to the Fund's market capitalization, industry representation and exposure to certain fundamentals (such as dividend yield, price-earnings multiple and average growth rates) as compared to the S&P SmallCap 600. When utilized, portfolio optimization is expected to provide an effective method of substantially duplicating the dividend income and capital gains of the S&P SmallCap 600.

To the extent that, from time to time, the stocks in a particular market sector, such as technology, comprise a significant proportion of the S&P 500 or the S&P 600, those stocks will be represented in substantially the same proportion in their corresponding funds.

The Liberty Large Company Index Fund and the Liberty Small Company Index Fund also invest in stock index futures contracts in order to track the S&P 500 and the S&P 600, respectively, when the purchase of individual securities may be less efficient.

The Liberty U.S. Treasury Index Fund will not hold all of the issues in the U.S. Treasury Index because of the costs involved. Instead, the Fund's investment advisor will consider whether or not to include each security in the Fund based on that security's contribution to the Fund's total market value, average coupon rate and average weighted maturity of the Fund as compared to the U.S. Treasury Index.

A Fund will only purchase a security that is included in its index at the time of purchase. The Fund will normally only buy or sell securities to adjust to changes in the composition of its index or to accommodate cash flows into and out of the Fund.


Under normal market conditions, it is expected that the quarterly performance of a Fund, before expenses, will track the performance of its index within a ..95 correlation coefficient.


At times, a Fund's advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goal.

In seeking to achieve its investment goal, a Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in each Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by a Fund's shareholders is not required to modify or change a Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Funds are described below. There are many circumstances (including additional risks that are not described here) which could prevent a Fund from achieving its investment goal. You may lose money by investing in a Fund.

Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that a Fund will achieve its investment goal or perform favorably compared with comparable funds.

Index funds are subject to indexing risk. Your investment in a Fund will typically decline in value when its index declines. Since the Fund is designed to track its index, the Fund cannot purchase other securities that may help offset declines in its index. In addition, because a Fund will not hold all issues included in its index, may not always be fully invested, and bears transactions costs and expenses, a Fund's performance may fail to match the performance of its index, after taking expenses into account.

A Fund may not always be able to track the performance of its index by entering into stock index futures contracts because the prices of stock index futures contracts may not always match the movement of the index to which they relate. Also, a liquid secondary market may not be available, which might prevent the advisor from closing out a futures contract when desired.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Although U.S. Government securities, particularly U.S. Treasury securities, have historically involved little credit risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

Since the Large Company Index Fund and the Small Company Index Fund purchase equity securities, they are subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Sector risk is inherent in the Funds' investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, to the extent that the stocks in a particular market sector comprise a significant portion of one of the Fund's indexes and, correspondingly, of a Fund's holdings, the Fund will be especially susceptible to the risks associated with investments in those market sectors. An example of a sector in which a Fund may sometimes have a large portion of its assets invested is technology. Technology companies may be significantly affected by falling prices and profits, and intense competition. In addition, the rate of technological change for technology companies is generally higher than for other companies, often requiring extensive and sustained investment in research and development, and exposing such companies to the risk of rapid product obsolescence. If a company does not perform as expected, the price of the stock could decline significantly. Many technology companies are currently operating at a loss and may never be profitable.

An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY (LARGE COMPANY)
--------------------------------------------------------------------------------

Because Class A, Class B and Class C shares have not been offered for a full calendar year, the information provided in the bar chart below shows the

Fund's calendar year total returns for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares, adjusted to reflect the sales charges of the Class A, Class B and Class C shares, respectively, compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. Class Z shares are offered to certain investors through a separate prospectus. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as otherwise noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.


--------------------------------------------------------------------------------

      UNDERSTANDING PERFORMANCE

      CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each of the last ten complete calendar years.(1) They include the effects of Class Z expenses, but not the effects of sales charges. Class A, Class B and Class C shares are subject to sales charges, 12b-1 fees and different expenses that are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

      AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's Class Z average performance over the past one-year, five-year and ten-year periods. They include the effects of Class Z expenses. The table shows for each class the Class Z performance adjusted to reflect the effect of sales charges of each class.(2)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   CALENDAR YEAR TOTAL RETURNS (CLASS Z)(1)
--------------------------------------------------------------------------------


                1992                           7.09%
                1993                           9.61%
                1994                           0.96%
                1995                          37.09%
                1996                          22.54%
                1997                          32.81%
                1998                          28.06%
                1999                          20.49%
                2000                          -9.08%
                2001                         -12.22%

The Fund's year-to-date total return     For the period shown in bar chart:
through September 30, 2002 was -28.02%.  Best quarter: 4th quarter 1998, +21.24%
                                         Worst quarter: 3rd quarter 2001, -14.71%

(1) Because Class A, B and C shares have not completed a full calendar year, the bar chart total returns shown are for Class Z shares. The calendar year total returns shown for Class Z shares include the returns of Trust Shares of the Galaxy II Large Company Index Fund (the "Galaxy Large Company Fund"), the predecessor to the Fund, for periods prior to the date of this prospectus. Class Z shares are not offered in this prospectus. Class A, B and C shares would have substantially similar annual returns because they are invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A, B and C shares (in particular, 12b-1 fees, which Class Z shares do not pay) exceed expenses paid by Class Z shares.


After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001(2)
--------------------------------------------------------------------------------


                                                                   1 YEAR    5 YEARS     10 YEARS
Class A (%)
  Return Before Taxes                                              -17.27      9.04       11.86
  Return After Taxes on Distributions                              -18.39      7.55       10.43
  Return After Taxes on Distributions and Sale Fund Shares          -9.75      7.21        9.63
-------------------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                              -16.35     10.07       12.53
  Return After Taxes on Distributions                              -17.54      8.54       11.09
  Return After Taxes on Distributions and Sale of Fund Shares       -9.15      8.07       10.23
-------------------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                              -13.05     10.34       12.53
  Return After Taxes on Distributions                              -14.24      8.82       11.09
  Return After Taxes on Distributions and Sale of Fund Shares       -7.14      8.30       10.23
-------------------------------------------------------------------------------------------------
S&P 500 (%)                                                        -11.88     10.70       12.93
-------------------------------------------------------------------------------------------------


(2) Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class Z shares for periods prior to their inception. The returns for Class Z shares include the returns for the Trust Shares of the Galaxy Large Company Fund for periods prior to the date of this prospectus. The returns have not been adjusted to reflect any differences in expenses (such as 12b-1 fees) between the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class A, B and C shares were initially offered on December 9, 2002.


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

--------------------------------------------------------------------------------

      UNDERSTANDING EXPENSES

      SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

      ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs including pricing and custody services.

      EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

      -     $10,000 initial investment

      -     5% total return for each year

      -     Fund operating expenses remain the same

      -     Assumes reinvestment of all dividends and distributions

      -     Assumes Class B shares convert to Class A shares after eight years

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   SHAREHOLDER FEES(3) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                                           CLASS A     CLASS B    CLASS C

Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                     5.75        0.00       0.00
----------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)       1.00(4)     5.00       1.00
----------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                         (5)         (5)        (5)

--------------------------------------------------------------------------------
   ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                               CLASS A    CLASS B     CLASS C
Management fee (%)                               0.10       0.10        0.10
-------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)        0.25       1.00        1.00
-------------------------------------------------------------------------------
Other expenses(6) (%)                            0.40       0.40        0.40
-------------------------------------------------------------------------------
Total annual fund operating expenses(6) (%)      0.75       1.50        1.50
-------------------------------------------------------------------------------



(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(4) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(5)   There is a $7.50 charge for wiring sale proceeds to your bank.

(6) The advisor and/or its affiliates have agreed to reimburse 0.01% of other expenses. As a result, other expenses for Class A, B and C shares would be 0.39% and total annual fund operating expenses for Class A, B and C shares would be 0.74%, 1.49% and 1.49%, respectively. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Large Company Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.


--------------------------------------------------------------------------------
   EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------


CLASS                                                        1 YEAR   3 YEARS    5 YEARS   10 YEARS

Class A                                                       $647      $801     $  968     $1,452
----------------------------------------------------------------------------------------------------
Class B: did not sell your shares                             $153      $474     $  818     $1,588
         sold all your shares at the end of the period        $553      $774     $1,018     $1,588

----------------------------------------------------------------------------------------------------
Class C: did not sell your shares                             $153      $474     $  818     $1,791
         sold all your shares at the end of the period        $253      $474     $  818     $1,791


PERFORMANCE HISTORY (SMALL COMPANY)
-------------------------------------------------------------------------------


Because Class A, Class B and Class C shares have not been offered for a full calendar year, the information provided in the bar chart below shows the Fund's calendar year total returns for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares, adjusted to reflect the sales charges of the Class A, Class B and Class C shares, respectively, compare with those of a broad measure of market performance for 1 year, 5 years and 10 years. Class Z shares are offered to certain investors through a separate prospectus. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.


--------------------------------------------------------------------------------

      UNDERSTANDING PERFORMANCE

      CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each of the last ten complete calendar years.(7) They include the effects of Class Z expenses, but not the effects of sales charges. Class A, Class B and Class C shares are subject to sales charges, 12b-1 fees and different expenses that are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

      AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's Class Z average performance over the past one-year, five-year and ten-year periods. They include the effects of Class Z expenses. The table shows for each class the Class Z performance adjusted to reflect the effect of sales charges of each class.(8)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   CALENDAR YEAR TOTAL RETURNS (CLASS Z)(7)
--------------------------------------------------------------------------------


                1992                          12.27%
                1993                          11.35%
                1994                          -3.66%
                1995                          33.11%
                1996                          19.68%
                1997                          23.56%
                1998                          -1.75%
                1999                          11.66%
                2000                          11.00%
                2001                           6.21%

The Fund's year-to-date total return    For the period shown in bar chart:
through September 30, 2002 was -19.04%. Best quarter: 4th quarter 2001, +20.50%
                                        Worst quarter: 3rd quarter 1998, -20.89%



(7) Because Class A, B and C shares have not completed a full calendar year, the bar chart total returns shown are for Class Z shares. The returns shown for Class Z shares include the returns of Trust Shares of the Galaxy II Small Company Index Fund (the "Galaxy Small Company Fund"), the predecessor to the Fund, for periods prior to the date of this prospectus. Class Z shares are not offered in this prospectus. Class A, B and C shares would have substantially similar annual returns because they are invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A, B and C shares (in particular, 12b-1 fees, which Class Z shares do not pay) exceed expenses paid by Class Z shares.


After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001(8)
--------------------------------------------------------------------------------


                                                                   1 YEAR    5 YEARS    10 YEARS
Class A (%)
  Return Before Taxes                                               0.08       8.53      11.20
  Return After Taxes on Distributions                              -1.19       4.72       8.45
  Return After Taxes on Distributions and Sale Fund Shares          0.87       5.90       8.51
--------------------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                               1.21       9.64      11.86
  Return After Taxes on Distributions                              -0.15       5.75       9.09
  Return After Taxes on Distributions and Sale of Fund Shares       1.60       6.81       9.09
--------------------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                               5.21       9.83      11.86
  Return After Taxes on Distributions                               3.85       5.97       9.09
  Return After Taxes on Distributions and Sale of Fund Shares       4.04       6.98       9.09
--------------------------------------------------------------------------------------------------

S&P SmallCap 600 Index(%)                                           6.51      10.65      13.61



(8) Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class Z shares for periods prior to their inception. The returns shown for the Class Z shares include the returns for the Trust Shares of the Galaxy Small Company Fund for periods prior to the date of this prospectus. The returns have not been adjusted to reflect any differences in expenses (such as 12b-1 fees) between the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class A, B and C shares were initially offered on November 25, 2002.


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

--------------------------------------------------------------------------------

      UNDERSTANDING EXPENSES

      SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

      ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs including pricing and custody services.

      EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

      -     $10,000 initial investment

      -     5% total return for each year

      -     Fund operating expenses remain the same

      -     Assumes reinvestment of all dividends and distributions

      -     Assumes Class B shares convert to Class A shares after eight years

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   SHAREHOLDER FEES(9) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                                         CLASS A      CLASS B     CLASS C

Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                    5.75         0.00        0.00
---------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)      1.00(10)     5.00        1.00
---------------------------------------------------------------------------------------------------------------

Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                        (11)         (11)        (11)

--------------------------------------------------------------------------------
   ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------


                                              CLASS A     CLASS B    CLASS C
Management fee (%)                              0.10        0.10       0.10
----------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)       0.25        1.00       1.00
----------------------------------------------------------------------------------
Other expenses (%)                              0.31        0.31       0.31
----------------------------------------------------------------------------------
Total annual fund operating expenses (%)        0.66        1.41       1.41
----------------------------------------------------------------------------------


(9) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(10) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(11)  There is a $7.50 charge for wiring sale proceeds to your bank.

--------------------------------------------------------------------------------
   EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------



CLASS                                                       1 YEAR   3 YEARS    5 YEARS   10 YEARS
Class A                                                      $639      $774      $922      $1,350
-------------------------------------------------------------------------------------------------------
Class B: did not sell your shares                            $144      $446      $771      $1,486

         sold all your shares at the end of the period       $644      $746      $971      $1,486
-------------------------------------------------------------------------------------------------------
Class C: did not sell your shares                            $144      $446      $771      $1,691
         sold all your shares at the end of the period       $244      $446      $771      $1,691


PERFORMANCE HISTORY (TREASURY)
--------------------------------------------------------------------------------


Because Class A, Class B and Class C shares have not been offered for a full calendar year, the information provided in the bar chart below shows the Fund's calendar year total returns for its Class Z shares(12). The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares, adjusted to reflect the sales charges of the Class A, Class B and Class C shares, respectively, compare with those of a broad measure of market performance for 1 year, 5 years and 10 years.(13) Class Z shares are offered to certain investors through a separate prospectus. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as otherwise noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.


--------------------------------------------------------------------------------

      UNDERSTANDING PERFORMANCE

      CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each of the last ten complete calendar years.(12) They include the effects of Class Z expenses, but not the effects of sales charges. Class A, Class B and Class C shares are subject to sales charges, 12b-1 fees and different expenses that are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

      AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's Class Z average performance over the past one-year, five-year and ten-year periods. They include the effects of Class Z expenses. The table shows for each class the Class Z performance adjusted to reflect the effect of sales charges of each class.(13)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
   CALENDAR YEAR TOTAL RETURNS (CLASS Z)(12)
--------------------------------------------------------------------------------


                1992                           6.83%
                1993                          10.22%
                1994                          -3.73%

                1995                          18.06%
                1996                           2.21%
                1997                           9.27%
                1998                           9.76%
                1999                          -2.85%
                2000                          13.13%
                2001                           6.28%

The Fund's year-to-date total return     For the period shown in bar chart:
through September 30, 2002 was +10.80%.  Best quarter: 2nd quarter 1995, +6.15%
                                         Worst quarter: 1st quarter 1994, -2.93%



(12) Because Class A, B and C shares have not completed a full calendar year, the bar chart total returns shown are for Class Z shares. The returns shown for Class Z shares include the returns of Trust Shares of the Galaxy II U.S. Treasury Index Fund (the "Galaxy U.S. Treasury Fund"), the predecessor to the Fund, for periods prior to the date of this prospectus. Class Z shares are not offered in this prospectus. Class A, B and C shares would have substantially similar annual returns because they are invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A, B and C shares (in particular, 12b-1 fees, which Class Z shares do not pay) exceed expenses paid by Class Z shares.


After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001(13)
--------------------------------------------------------------------------------


                                                                 1 YEAR    5 YEARS  10 YEARS
Class A (%)
  Return Before Taxes                                             1.21      5.94      6.20
  Return After Taxes on Distributions                            -0.95      3.48      3.58
  Return After Taxes on Distributions and Sale Fund Shares        0.71      3.50      3.65
-----------------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                             1.28      6.67      6.72
  Return After Taxes on Distributions                            -0.99      4.15      4.09
  Return After Taxes on Distributions and Sale of Fund Shares     0.75      4.07      4.09
-----------------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                             5.28      6.98      6.72

  Return After Taxes on Distributions                             3.01      4.49      4.09
  Return After Taxes on Distributions and Sale of Fund Shares     3.19      4.34      4.09
-----------------------------------------------------------------------------------------------
U.S. Treasury Index (%)                                           6.73      7.34      7.09
-----------------------------------------------------------------------------------------------



(13) Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class Z shares for periods prior to their inception. The average annual total returns shown for Class Z shares include the returns for the Trust Shares of the Galaxy U.S. Treasury Fund for periods prior to the date of this prospectus. The returns have not been adjusted to reflect any differences in expenses (such as 12b-1 fees) between the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class A, B and C shares were initially offered on November 25, 2002.


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

--------------------------------------------------------------------------------

      UNDERSTANDING EXPENSES

      SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

      ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs including pricing and custody services.

      EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

      -     $10,000 initial investment

      -     5% total return for each year

      -     Fund operating expenses remain the same

      -     Assumes reinvestment of all dividends and distributions

      -     Assumes Class B shares convert to Class A shares after eight years

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   SHAREHOLDER FEES(14) (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                                         Class A     Class B     Class C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                    4.75        0.00        0.00
----------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)      1.00(15)    5.00        1.00
----------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                        (16)        (16)        (16)


--------------------------------------------------------------------------------
   ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
--------------------------------------------------------------------------------



                                                CLASS A     CLASS B    CLASS C
Management fee (%)                                0.10        0.10       0.10
------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)         0.25        1.00       1.00(18)
------------------------------------------------------------------------------------
Other expenses(17) (%)                            0.33        0.33       0.33
------------------------------------------------------------------------------------
Total annual fund operating expenses(17) (%)      0.68        1.43       1.43(18)
------------------------------------------------------------------------------------


(14) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(15) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(16)  There is a $7.50 charge for wiring sale proceeds to your bank.


(17) The advisor and/or its affiliates have agreed to reimburse 0.01% of other expenses. As a result, other expenses would be 0.32% and total annual fund operating expenses for Class A, B and C shares would be 0.67%, 1.42% and 1.27%, respectively (including the 12b-1 fee waiver for Class C shares discussed in footnote(18)). The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy U.S. Treasury Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.

(18) The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fees for Class C shares. As a result, the actual 12b-1 fees for Class C shares would be 0.85% and the total annual fund operating expenses for Class C shares would be 1.27% taking into account the other expense reimbursement described in footnote 7. This arrangement may be modified or terminated at any time.


--------------------------------------------------------------------------------
   EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
--------------------------------------------------------------------------------


CLASS                                                        1 YEAR   3 YEARS    5 YEARS   10 YEARS
Class A:                                                      $541      $682      $836      $1,281
-----------------------------------------------------------------------------------------------------
Class B: did not sell your shares                             $146      $452      $782      $1,509
         sold all your shares at the end of the period        $646      $752      $982      $1,509
-----------------------------------------------------------------------------------------------------
Class C: did not sell your shares                             $146      $452      $782      $1,713
         sold all your shares at the end of the period        $246      $452      $782      $1,713


--------------------------------------------------------------------------------
 YOUR ACCOUNT
--------------------------------------------------------------------------------


HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When a Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor firm or your payment has been received and your application is complete, including all necessary signatures.


--------------------------------------------------------------------------------
  INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

  Initial Investment ...........................................   $1,000

  Subsequent Investments .......................................      $50

  Automatic Investment Plan* ...................................      $50

  Retirement Plans* ............................................      $25

      * The initial investment minimum of $1,000 is waived on these plans.

      Each Fund reserves the right to change these investment minimums. Each Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
--------------------------------------------------------------------------------

METHOD                 INSTRUCTIONS

Through your           Your financial advisor can help you establish your account and buy Fund shares on your behalf. To
financial advisor      receive the current trading day's price, your financial advisor firm must receive your request prior to the close of the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing the purchase for you.
-----------------------------------------------------------------------------------------------------------------------------
By check               For new accounts send a completed application and check made payable to the Fund to the transfer
(new account)          agent, Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------
By check               For existing accounts fill out and return the additional investment stub included in your quarterly
(existing account)     statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------
By exchange            You or your financial advisor may acquire shares for your account by exchanging shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737.
-----------------------------------------------------------------------------------------------------------------------------
By wire                You may purchase shares by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.
-----------------------------------------------------------------------------------------------------------------------------
By electronic          You may purchase shares by electronically transferring money from your bank account to your Fund
funds transfer         account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.

-----------------------------------------------------------------------------------------------------------------------------
Automatic              You can make monthly or quarterly investments automatically from your bank account to your Fund
investment plan        account. You can select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------------------------------------------------
Automated dollar       You can purchase shares for your account by exchanging $100 or more each month from another fund for
cost averaging         shares of the same class of the Fund at no additional cost. You must have a current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-422-3737. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------
By dividend            You may automatically invest dividends distributed by another fund into the same class of shares of
diversification        the Fund at no additional sales charge. To invest your dividends in the Fund, call 1-800-345-6611.
-----------------------------------------------------------------------------------------------------------------------------

SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of a Fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.

CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. A portion of the sales charge is paid as a commission to your financial advisor firm on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

--------------------------------------------------------------------------------

      CHOOSING A SHARE CLASS


      Each Fund offers three classes of shares in this prospectus -- CLASS A, B AND C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor firm does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you. Each Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional and other investors. These shares are made available through separate prospectuses provided to eligible institutional and other investors.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   CLASS A SALES CHARGES
--------------------------------------------------------------------------------


                                                                    % OF OFFERING
                                       AS A % OF                        PRICE
                                       THE PUBLIC      AS A %        RETAINED BY
                                        OFFERING       OF YOUR        FINANCIAL
AMOUNT OF PURCHASE                       PRICE       INVESTMENT        ADVISOR
Less than $50,000                         4.75          4.99            4.25
----------------------------------------------------------------------------------
$50,000 to less than $100,000             4.50          4.71            4.00
----------------------------------------------------------------------------------
$100,000 to less than $250,000            3.50          3.63            3.00
----------------------------------------------------------------------------------
$250,000 to less than $500,000            2.50          2.56            2.00
----------------------------------------------------------------------------------
$500,000 to less than $1,000,000          2.00          2.04            1.75
----------------------------------------------------------------------------------
$1,000,000 or more                        0.00          0.00            0.00



--------------------------------------------------------------------------------
      UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES
--------------------------------------------------------------------------------


      Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. Ask your financial advisor or Liberty's distributor, or consult the SAI, for other instances in which the CDSC is waived. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.


--------------------------------------------------------------------------------

REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children reaches a sales charge discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

CLASS B SHARES Your purchases of Class B shares are made at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor firm an up-front commission on sales of Class B shares as described in the charts below.

PURCHASES OF LESS THAN $250,000

--------------------------------------------------------------------------------
   CLASS B SALES CHARGES
--------------------------------------------------------------------------------


                                        % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE           SHARES ARE SOLD
Through first year                            5.00
--------------------------------------------------------------
Through second year                           4.00
--------------------------------------------------------------
Through third year                            3.00

--------------------------------------------------------------
Through fourth year                           3.00
--------------------------------------------------------------
Through fifth year                            2.00
--------------------------------------------------------------
Through sixth year                            1.00
--------------------------------------------------------------
Longer than six years                         0.00



Commission to financial advisors is 4.00%.


Automatic conversion to Class A shares occurs eight years after purchase.

You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor firm which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisor firms are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating firms, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating firms, Rights of Accumulation apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children is at or above a discount level, your next purchase will be subject to the lower CDSC and the applicable reduced holding period.

PURCHASES OF $250,000 TO LESS THAN $500,000:

--------------------------------------------------------------------------------
   CLASS B SALES CHARGES
--------------------------------------------------------------------------------

                                   % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE      SHARES ARE SOLD
Through first year                       3.00
---------------------------------------------------
Through second year                      2.00
---------------------------------------------------
Through third year                       1.00
---------------------------------------------------

Longer than three years                  0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares occurs four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

--------------------------------------------------------------------------------
   CLASS B SALES CHARGES
--------------------------------------------------------------------------------

                                      % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE         SHARES ARE SOLD
Through first year                          3.00
------------------------------------------------------
Through second year                         2.00
------------------------------------------------------
Through third year                          1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares occurs three years after purchase.

If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor that does not, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

CLASS C SHARES Your purchases of Class C shares are made at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor firm an up-front commission of 1.00% on sales of Class C shares.

--------------------------------------------------------------------------------
   CLASS C SALES CHARGES
--------------------------------------------------------------------------------

                                                                                                             % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                                                                SHARES ARE SOLD
Through first year                                                                                                 1.00
-----------------------------------------------------------------------------------------------------------------------------------
Longer than one year                                                                                               0.00

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Shareholders of Liberty Acorn funds that qualify to purchase Class A shares at net asset value may exchange their Class A shares for Class Z shares of another fund distributed by Liberty Funds Distributor, Inc. (see the Statement of Additional Information for a description of these situations). Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. A Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of a Fund on any regular business day that the NYSE is open. When a Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information. A Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

--------------------------------------------------------------------------------
   OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
--------------------------------------------------------------------------------


METHOD                       INSTRUCTIONS
Through your                 You may call your financial advisor to place your sell order. To receive the current trading day's
financial advisor            price, your financial advisor firm must receive your request prior to the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
-----------------------------------------------------------------------------------------------------------------------------------
By exchange                  You or your financial advisor may sell shares by exchanging from a Fund into the same share class
                             (and, in some cases, certain other classes) of another fund distributed by Liberty Funds Distributor,
                             Inc. at no additional cost. To exchange by telephone, call 1-800-422-3737.
-----------------------------------------------------------------------------------------------------------------------------------
By telephone                 You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-345-6611.
-----------------------------------------------------------------------------------------------------------------------------------
By mail                      You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners.
                             For details, call 1-800-345-6611.

                             Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------------------------------------------------------
By wire                      You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------
By systematic                You may automatically sell a specified dollar amount or percentage of your account on a monthly,
withdrawal plan              quarterly or semi-annual basis and have the proceeds sent to you if your account balance is at least
                             $5,000. This feature is not available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------------------------------------------------------

By electronic                You may sell shares and request that the proceeds be electronically transferred to your bank. Proceeds
funds transfer               may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The Funds do not permit short-term or excessive trading in their shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of each Fund, each Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
Each Fund has adopted a plan under Rule 12b-1 that permits it to pay the Funds' distributor marketing and other fees to support the sale and distribution of Class A, B, and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class B shares.

OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUNDS' SHARE PRICE IS DETERMINED The price of each class of each Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

Each Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, each Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Funds may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Funds in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Funds' web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.


SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.



DIVIDENDS, DISTRIBUTIONS AND TAXES The Funds have the potential to make the following distributions:


--------------------------------------------------------------------------------
   TYPES OF DISTRIBUTIONS
--------------------------------------------------------------------------------

Dividends                     Represents interest and dividends earned from securities held by a Fund, net of expenses incurred by the Fund.
-----------------------------------------------------------------------------------------------------------------------------------
Capital gains                 Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS The Large Company and Small Company Funds distribute dividends quarterly and any capital gains (including short-term capital gains) at least annually. The U.S. Treasury Fund declares dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Dividends for the U.S. Treasury Fund begin to accrue on the day that the Fund receives payment and stop accruing on the day prior to the shares leaving the account. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

--------------------------------------------------------------------------------

  UNDERSTANDING FUND DISTRIBUTIONS

  Each Fund earns income from the securities it holds. Each Fund also may realize capital gains or losses on sales of its securities. Each Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains, generally based on the number of shares you own at the time these distributions are declared.

--------------------------------------------------------------------------------

If you do not indicate on your application or at the time your account is established your preference for handling distributions, a Fund will automatically reinvest all distributions in additional shares of the Fund.

--------------------------------------------------------------------------------
   DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------

Reinvest all distributions in additional shares of your current fund
--------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
--------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
--------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):

       -      send the check to your address of record

       -      send the check to a third party address

       -      transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund. All subsequent distributions will be reinvested.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in a Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by each Fund, you may realize a capital gain or loss when selling and exchanging shares of a Fund. Such transactions may also be subject to federal, state and local income tax.

--------------------------------------------------------------------------------
 MANAGING THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISOR
--------------------------------------------------------------------------------



Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. In its duties as investment advisor, Fleet runs each Fund's day-to-day business, including placing all orders for the purchase and sale of each Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2001, Fleet and its affiliates managed over $166 billion in assets.



For the fiscal year or period ended March 31, 2002, aggregate advisory fees paid to Fleet by each Fund amounted to 0.10% of average daily net assets of the Fund.


--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance. Because the Class A, Class B and Class C shares have not commenced investment operations, information is shown for a Fund's Class Z shares for the Fund's last fiscal years, which run from April 1 to March 31, unless otherwise indicated. Information shown for Class Z shares includes that of the Trust Shares of the Galaxy Large Company Fund, the Galaxy Small Company Fund, and the Galaxy U.S. Treasury Fund for periods prior to the date of this prospectus. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information is included in the Funds' financial statements which, for the fiscal years ended on or after March 31, 1999, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, is included in the Funds' annual report. The information for periods ended on or prior to March 31, 1998 has been audited by other independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.



--------------------------------------------------------------------------------
   LIBERTY LARGE COMPANY INDEX FUND
--------------------------------------------------------------------------------



                                                                                    YEAR ENDED MARCH 31,
                                                              2002            2001            2000          1999          1998
                                                            CLASS Z         CLASS Z         CLASS Z        CLASS Z       CLASS Z
NET ASSET VALUE -- BEGINNING OF PERIOD ($)                     29.32           42.14           36.90         31.92         23.09
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                      0.25            0.26            0.32          0.35          0.40
  Net realized and unrealized gain (loss) on investments
  and futures contracts                                        (0.33)          (8.85)           5.93          5.38         10.23
-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                             (0.08)          (8.59)           6.25          5.73         10.63

-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                   (0.25)          (0.26)          (0.33)        (0.36)        (0.44)
  From net realized capital gains                              (1.44)          (3.97)          (0.68)        (0.39)        (1.36)
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                 (1.69)          (4.23)          (1.01)        (0.75)        (1.80)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                           27.55           29.32           42.14         36.90         31.92
-----------------------------------------------------------------------------------------------------------------------------------
Total return (%)(b)                                            (0.08)(c)      (21.54)(c)       17.20         18.15         47.29
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                     0.50            0.48            0.47          0.47          0.40
  Expenses (including reimbursement/waiver)                     0.49            0.47            0.47          0.47          0.40
  Net investment income (including reimbursement/waiver)        0.88            0.74            0.88          1.11          1.44
Portfolio turnover rate (%)                                        8              15              12             3             3

NET ASSETS, END OF PERIOD (000'S) ($)
                                                             841,016         821,147       1,065,129       828,899       626,740

(a) Net investment income per share before reimbursement of certain expenses by the sub-administrator for the years ended March 31, 2002, 2001, 2000, 1999 and 1998 was $0.25, $0.26, $0.32, $0.35 and $0.40, respectively.

(b)  Total return at net asset value assuming all dividends reinvested.

(c) Had the advisor not waived a portion of the expenses, total return would have been lower.

--------------------------------------------------------------------------------
   LIBERTY SMALL COMPANY INDEX FUND
--------------------------------------------------------------------------------


                                                                                     YEAR ENDED MARCH 31,
                                                               2002            2001             2000          1999         1998(A)
                                                              CLASS Z         CLASS Z         CLASS Z       CLASS Z       CLASS Z
NET ASSET VALUE -- BEGINNING OF PERIOD ($)                     15.15           17.92           15.22         20.73         22.64
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                                      0.08            0.07            0.09          0.10          0.27

  Net realized and unrealized gain (loss) on investment
  and futures contracts                                         3.04           (0.47)           4.31         (4.04)         7.64
-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                              3.12           (0.40)           4.40         (3.94)         7.91
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                   (0.11)          (0.04)          (0.09)        (0.09)        (0.33)
  From net realized capital gains                              (0.80)          (2.33)          (1.61)        (1.48)        (9.49)
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                 (0.91)          (2.37)          (1.70)        (1.57)        (9.82)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                           17.36           15.15           17.92         15.22         20.73
-----------------------------------------------------------------------------------------------------------------------------------
Total return (%)(c)                                            21.32           (2.33)          30.52        (19.19)(d)     41.22
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                     0.41            0.41            0.41          0.41          0.40
  Expenses (including reimbursement/waiver)                     0.41            0.41            0.41          0.40          0.40
  Net investment income (including reimbursement/waiver)        0.43            0.48            0.53          0.56          0.97
Portfolio turnover rate (%)                                       21              41              36            22            99
NET ASSETS, END OF PERIOD (000'S) ($)                        291,111         253,860         279,914       259,903       399,162

(a) At a Special meeting of Shareholders of the Small Company Index Fund held on May 9, 1997, shareholders approved a change in the Fund's target index from the Russell Special Small Company Index to the Standard & Poor's SmallCap 600 Stock Price Index.

(b) Net investment income per share before reimbursement of certain expenses by the sub-administrator for the years ended March 31, 2002, 2001, 2000, 1999 and 1998 was $0.08, $0.07, $0.09, $0.10 and $0.27,
           respectively.

(c)        Total return at net asset value assuming all dividends reinvested.

(d) Had the advisor not waived a portion of the expenses, total returns would have been lower.


--------------------------------------------------------------------------------
   LIBERTY U.S. TREASURY INDEX FUND
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED MARCH 31,
                                                               2002            2001            2000          1999          1998
                                                             CLASS Z         CLASS Z         CLASS Z       CLASS Z       CLASS Z
NET ASSET VALUE -- BEGINNING OF PERIOD ($)                     10.66           10.13           10.54         10.50          9.99
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                      0.51(c)         0.61            0.61          0.61          0.63
  Net realized and unrealized gain (loss)                      (0.19)(c)        0.53           (0.38)         0.05          0.51
-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                              0.32            1.14            0.23          0.66          1.14
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                   (0.58)          (0.61)          (0.64)        (0.62)        (0.63)
  Total Distributions Declared to Shareholders                 (0.58)          (0.61)          (0.64)        (0.62)        (0.63)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                           10.40           10.66           10.13         10.54         10.50
-----------------------------------------------------------------------------------------------------------------------------------
Total return (%)(b)                                             3.03           11.60            2.39          6.38         11.72
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                     0.43            0.42            0.41          0.41          0.40
  Expenses (including reimbursement/waiver)                     0.42            0.42            0.41          0.41          0.40
  Net investment income (including reimbursement/waiver)        4.84(c)         5.90            5.95          5.77          6.12
Portfolio turnover rate (%)                                       47              53              56            70            79

NET ASSETS, END OF PERIOD (000'S) ($)                        160,180         163,619         160,389       202,420       118,368


(a) Net investment income per share before reimbursement of certain expenses by the sub-administrator for the years ended March 31, 2002, 2001, 2000, 1999 and 1998 was $0.51, $0.61, $0.61, $0.61 and $0.63, respectively.

(b)    Total return at net asset value assuming all dividends reinvested.

(c) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective April 1, 2001. The effect of the changes for the year ended March 31, 2002 on the net investment income per share, net realized and unrealized gain

       (loss) per share and the ratio of net investment income to average net assets is $(0.07), $0.07, and (0.63)%, respectively.

-------------------------------------------------------------------------------
NOTES

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                                    Page 33

------------------------------------------------------------------------------

------------------------------------------------------------------------------

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FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about a Fund's investments will be published in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected a Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about a Fund by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about a Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust V: 811-5030

- Liberty Large Company Index Fund (formerly named Galaxy II Large Company Index Fund)

- Liberty Small Company Index Fund (formerly named Galaxy II Small Company Index Fund)

- Liberty U.S. Treasury Index Fund (formerly named Galaxy II U.S. Treasury Index Fund)

--------------------------------------------------------------------------------

[LOGO] LIBERTYFUNDS

       A MEMBER OF COLUMBIA MANAGEMENT GROUP

       (C)2002 Liberty Funds Distributor, Inc.
       A Member of Columbia Management Group
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.libertyfunds.com
                                                                        Job Code

--------------------------------------------------------------------------------
LIBERTY INDEX FUNDS PROSPECTUS, NOVEMBER 25, 2002
--------------------------------------------------------------------------------


LIBERTY LARGE COMPANY INDEX FUND*
LIBERTY SMALL COMPANY INDEX FUND
LIBERTY U.S. TREASURY INDEX FUND


CLASS Z SHARES

Advised by Fleet Investment Advisors Inc.

-------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUNDS                                                                      2
--------------------------------------------------------------------------------
Investment Goal ..........................................................     2
Principal Investment Strategies ..........................................     2
Principal Investment Risks ...............................................     3

Each of the following sections discusses
Performance History and Your Expenses for that Fund
Liberty Large Company Index Fund .........................................     5
Liberty Small Company Index Fund .........................................     8
Liberty U.S. Treasury Index Fund .........................................    11

YOUR ACCOUNT                                                                  14
--------------------------------------------------------------------------------
How to Buy Shares ........................................................    14
Eligible Investors .......................................................    14
Sales Charges ............................................................    15
How to Exchange Shares ...................................................    15
How to Sell Shares .......................................................    15
Fund Policy on Trading of Fund Shares ....................................    16
Other Information About Your Account .....................................    17

MANAGING THE FUNDS                                                            19
--------------------------------------------------------------------------------
Investment Advisor .......................................................    19

FINANCIAL HIGHLIGHTS                                                          20
--------------------------------------------------------------------------------
Liberty Large Company Index Fund .........................................    20
Liberty Small Company Index Fund .........................................    21
Liberty U.S. Treasury Index Fund .........................................    22



Only eligible investors may purchase Class Z shares. See "Your Account -- Eligible Investors" for more information.


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


*Shares of Liberty Large Company Index Fund will not be available for purchase until December 9, 2002.

                                                    ---------------------------
                                                    Not FDIC   May Lose Value
                                                    Insured   -----------------
                                                              No Bank Guarantee
                                                    ---------------------------

-------------------------------------------------------------------------------
THE FUNDS
-------------------------------------------------------------------------------

INVESTMENT GOAL
-------------------------------------------------------------------------------
Each Fund seeks to provide investment results that, before deduction of operating expenses, match the price and yield performance of its index.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------------------------------------------------------

Each Fund pursues an indexing strategy through the use of sophisticated computer models to approximate the investment performance of its index. Each Fund invests substantially all of its assets (under normal circumstances, at least 80% of net assets plus any borrowings for investment purposes) in the securities included in its index.



-------------------------------------------------------------------------------
The Funds follow INDEXING STRATEGIES and are not actively managed. This means that the advisor does not use economic, financial and market analysis in selecting securities for a Fund. Instead, the advisor attempts to approximate the performance of the Fund's target index by investing the Fund's assets in securities included in that index. The advisor relies on sophisticated computer models in managing the Fund's investments.

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

The S&P SMALLCAP 600 is an unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P SmallCap 600 is heavily weighted with the stocks of small companies.



The U.S. TREASURY INDEX is an unmanaged index composed of all U.S. Treasury notes and bonds with remaining maturities of at least one year and outstanding principal of at least $25 million that are included in the Salomon Smith Barney Broad Investment-Grade Bond Index. Securities in the U.S. Treasury Index are weighted by market value, that is, the price per bond or note multiplied by the number of bonds or notes outstanding.

-------------------------------------------------------------------------------


The Liberty Large Company Index Fund normally holds all 500 stocks in the S&P 500, in approximately the same percentage as each stock is represented in the S&P 500.


The Liberty Small Company Index Fund normally holds all 600 stocks in the S&P SmallCap 600, in approximately the same percentage as each stock is represented in the S&P SmallCap 600. From time to time, however, when deemed advisable by the Fund's investment advisor, the Fund will not hold all of the stocks in the S&P SmallCap 600 but instead will use a statistical technique known as "portfolio optimization." When using portfolio optimization, the advisor will consider whether or not to include each stock in the Fund based on that stock's contribution to the Fund's market capitalization, industry representation and exposure to certain fundamentals (such as dividend yield, price-earnings multiple and average growth rates) as compared to the S&P SmallCap 600. When utilized, portfolio optimization is expected to provide an effective method of substantially duplicating the dividend income and capital gains of the S&P SmallCap 600.

To the extent that, from time to time, the stocks in a particular market sector, such as technology, comprise a significant proportion of the S&P 500 or the S&P 600, those stocks will be represented in substantially the same proportion in their corresponding funds.

The Liberty Large Company Index Fund and the Liberty Small Company Index Fund also invest in stock index futures contracts in order to track the S&P 500 and the S&P 600, respectively, when the purchase of individual securities may be less efficient.

The Liberty U.S. Treasury Index Fund will not hold all of the issues in the U.S. Treasury Index because of the costs involved. Instead, the Fund's investment advisor will consider whether or not to include each security in the Fund based on that security's contribution to the Fund's total market value, average coupon rate and average weighted maturity of the Fund as compared to the U.S. Treasury Index.

A Fund will only purchase a security that is included in its index at the time of purchase. The Fund will normally only buy or sell securities to adjust to changes in the composition of its index or to accommodate cash flows into and out of the Fund.


Under normal market conditions, it is expected that the quarterly performance of a Fund, before expenses, will track the performance of its index within a .95 correlation coefficient.


At times, a Fund's advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high- quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goal.

In seeking to achieve its investment goal, a Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in each Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by a Fund's shareholders is not required to modify or change a Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
-------------------------------------------------------------------------------
The principal risks of investing in the Funds are described below. There are many circumstances (including additional risks that are not described here) which could prevent a Fund from achieving its investment goal. You may lose money by investing in a Fund.

Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that a Fund will achieve its investment goal or perform favorably compared with comparable funds.

Index funds are subject to indexing risk. Your investment in a Fund will typically decline in value when its index declines. Since the Fund is designed to track its index, the Fund cannot purchase other securities that may help offset declines in its index. In addition, because a Fund will not hold all issues included in its index, may not always be fully invested, and bears transactions costs and expenses, a Fund's performance may fail to match the performance of its index, after taking expenses into account.

A Fund may not always be able to track the performance of its index by entering into stock index futures contracts because the prices of stock index futures contracts may not always match the movement of the index to which they relate. Also, a liquid secondary market may not be available, which might prevent the advisor from closing out a futures contract when desired.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Although U.S. Government securities, particularly U.S. Treasury securities, have historically involved little credit risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.

Since the Large Company Index Fund and the Small Company Index Fund purchase equity securities, they are subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Sector risk is inherent in the Funds' investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, to the extent that the stocks in a particular market sector comprise a significant portion of one of the Fund's indexes and, correspondingly, of a Fund's holdings, the Fund will be especially susceptible to the risks associated with investments in those market sectors. An example of a sector in which a Fund may sometimes have a large portion of its assets invested is technology. Technology companies may be significantly affected by falling prices and profits, and intense competition. In addition, the rate of technological change for technology companies is generally higher than for other companies, often requiring extensive and sustained investment in research and development, and exposing such companies to the risk of rapid product obsolescence. If a company does not perform as expected, the price of the stock could decline significantly. Many technology companies are currently operating at a loss and may never be profitable.

An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY (LARGE COMPANY)
--------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's calendar year total returns for its Class Z shares.(1) The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years.(2) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.



-------------------------------------------------------------------------------
UNDERSTANDING PERFORMANCE



CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each of the last ten complete calendar years.(1).



AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods.(2)
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS (CLASS Z)(1)
-------------------------------------------------------------------------------


1992                           7.09%
1993                           9.61%
1994                           0.96%
1995                          37.10%
1996                          22.54%
1997                          32.81%
1998                          28.06%
1999                          20.49%
2000                          -9.08%
2001                         -12.22%



The Fund's year-to-date total return    For period shown in bar chart:
through September 30, 2002 was          Best quarter: 4th quarter 1998, +21.24%
-28.02%.                                Worst quarter: 3rd quarter 2001, -14.71%



(1) The calendar year total returns shown for Class Z shares include the returns of Trust Shares of the Galaxy II Large Company Index Fund (the "Galaxy Large Company Fund"), the predecessor to the Fund, for periods prior to the date of this prospectus.



After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001(2)
-------------------------------------------------------------------------------

                                   INCEPTION
                                     DATE       1 YEAR     5 YEARS     10 YEARS
Class Z (%)                         10/1/90
  Return Before Taxes                           -12.22      10.34       12.53
  Return After Taxes on
  Distributions                                 -13.42       8.82       11.09
  Return After Taxes on
  Distributions and Sale of
  Fund Shares                                   - 6.63       8.30       10.23
-------------------------------------------------------------------------------
S&P 500 (%)                                     -11.88      10.70       12.93
-------------------------------------------------------------------------------



(2) The average annual total returns shown include returns of Trust Shares of the Galaxy Large Company Fund for periods prior to the date of this prospectus.



YOUR EXPENSES
-------------------------------------------------------------------------------


Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

-------------------------------------------------------------------------------
UNDERSTANDING EXPENSES

ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees and other administrative costs including pricing and custody services.

EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

-    $10,000 initial investment

-    5% total return for each year

-    Fund operating expenses remain the same

-    Assumes reinvestment of all dividends and distributions
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SHAREHOLDER FEES(3) (PAID DIRECTLY FROM YOUR INVESTMENT)
-------------------------------------------------------------------------------



Maximum sales charge (load) on purchases (%) (as a percentage of
the offering price)                                                        0.00
-------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%) (as a
percentage of the lesser of purchase price or redemption price)            0.00
-------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount redeemed, if applicable)      (4)


-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
-------------------------------------------------------------------------------

Management fee (%)                                                         0.10
-------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                  0.00
-------------------------------------------------------------------------------
Other expenses(5) (%)                                                      0.40
-------------------------------------------------------------------------------
Total annual fund operating expenses(5) (%)                                0.50
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
-------------------------------------------------------------------------------



1 YEAR              3 YEARS             5 YEARS           10 YEARS
 $51                  $160               $280               $628



(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.



(4)  There is a $7.50 charge for wiring sale proceeds to your bank.



(5) The advisor and/or its affiliates have agreed to reimburse 0.01% of other expenses. As a result, other expenses would be 0.39% and total annual fund operating expenses would be 0.49%. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Large Company Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.




PERFORMANCE HISTORY (SMALL COMPANY)
-------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's calendar year total returns for its Class Z shares.(6) The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years.(7) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.




-------------------------------------------------------------------------------
UNDERSTANDING PERFORMANCE



CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each of the last ten complete calendar years.(6)



AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods.(7)
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS (CLASS Z)(6)
-------------------------------------------------------------------------------

1992                          12.27%
1993                          11.35%
1994                          -3.66%
1995                          33.11%
1996                          19.68%
1997                          23.56%
1998                          -1.75%
1999                          11.66%
2000                          11.00%
2001                           6.21%



The Fund's year-to-date total return    For period shown in bar chart:
through September 30, 2002 was          Best quarter: 4th quarter 2001, +20.50%
-19.04%.                                Worst quarter: 3rd quarter 1998, -20.89%



(6) The calendar year total returns shown for Class Z shares include the returns of Trust Shares of the Galaxy II Small Company Index Fund (the "Galaxy Small Company Fund"), the predecessor to the Fund, for periods prior to the date of this prospectus.



After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001(7)
-------------------------------------------------------------------------------



                                      INCEPTION
                                        DATE       1 YEAR    5 YEARS   10 YEARS
Class Z (%)                            10/1/90
  Return Before Taxes                               6.21       9.83     11.86
  Return After Taxes on Distributions               4.85       5.97      9.09
  Return After Taxes on Distributions
  and Sale of Fund Shares                           4.65       6.98      9.09
-------------------------------------------------------------------------------
S&P SmallCap 600 (%)                                6.51      10.65     13.61
-------------------------------------------------------------------------------



(7) The average annual total returns shown include returns of Trust Shares of the Galaxy Small Company Fund for periods prior to the date of this prospectus.



YOUR EXPENSES
-------------------------------------------------------------------------------


Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

-------------------------------------------------------------------------------
UNDERSTANDING EXPENSES

ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees and other administrative costs including pricing and custody services.

EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

-    $10,000 initial investment

-    5% total return for each year

-    Fund operating expenses remain the same

-    Assumes reinvestment of all dividends and distributions
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SHAREHOLDER FEES(8) (PAID DIRECTLY FROM YOUR INVESTMENT)
-------------------------------------------------------------------------------


Maximum sales charge (load) on purchases (%) (as a percentage of
the offering price)                                                        0.00
-------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%) (as a
percentage of the lesser of purchase price or redemption price)            0.00
-------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount redeemed, if applicable)      (9)


-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
-------------------------------------------------------------------------------

Management fee (%)                                                         0.10
-------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                  0.00
-------------------------------------------------------------------------------
Other expenses (%)                                                         0.31
-------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                   0.41
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
-------------------------------------------------------------------------------



1 YEAR              3 YEARS             5 YEARS           10 YEARS
 $42                  $132               $230               $518



(8) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.



(9)  There is a $7.50 charge for wiring sale proceeds to your bank.






PERFORMANCE HISTORY (TREASURY)
-------------------------------------------------------------------------------
The bar chart below shows changes in the Fund's calendar year total returns for its Class Z shares.(10) The performance table following the bar chart shows how the Fund's average annual returns for Class Z shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years.(11) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance. Returns and value of an investment will vary, resulting in a gain or a loss on sale.



-------------------------------------------------------------------------------
UNDERSTANDING PERFORMANCE



CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each of the last ten complete calendar years.(10)



AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and 10-year periods.(11)
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
CALENDAR YEAR TOTAL RETURNS (CLASS Z)(10)
-------------------------------------------------------------------------------


1992                           6.77%
1993                          10.21%
1994                          -3.73%
1995                          18.06%
1996                           2.21%
1997                           9.27%
1998                           9.76%
1999                          -2.85%
2000                          13.13%
2001                           6.28%



The Fund's year-to-date total return     For period shown in bar chart:
through September 30, 2002 was           Best quarter: 2nd quarter 1995, +6.15%
-10.80%.                                 Worst quarter: 1st quarter 1994, -2.93%



(10) The calendar year total returns shown for Class Z shares include the returns of Trust Shares of the Galaxy II U.S. Treasury Index Fund (the "Galaxy U.S. Treasury Fund"), the predecessor to the Fund, for periods prior to the date of this prospectus.



After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2001(11)
-------------------------------------------------------------------------------



                                        INCEPTION
                                          DATE       1 YEAR   5 YEARS   10 YEARS
Class Z (%)                              6/4/91
  Return Before Taxes                                 6.28      6.98      6.72
  Return After Taxes on Distributions                 4.01      4.49      4.09

  Return After Taxes on Distributions
  and Sale of Fund Shares                             3.80      4.34      4.09
-------------------------------------------------------------------------------
U.S. Treasury Index (%)                               6.73      7.34      7.09
-------------------------------------------------------------------------------



(11) The average annual total returns shown include returns of Trust Shares of the Galaxy U.S. Treasury Fund for periods prior to the date of this prospectus.



YOUR EXPENSES
-------------------------------------------------------------------------------


Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

-------------------------------------------------------------------------------
UNDERSTANDING EXPENSES

ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees and other administrative costs including pricing and custody services.

EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

-    $10,000 initial investment

-    5% total return for each year

-    Fund operating expenses remain the same

-    Assumes reinvestment of all dividends and distributions
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SHAREHOLDER FEES(12) (PAID DIRECTLY FROM YOUR INVESTMENT)
-------------------------------------------------------------------------------


Maximum sales charge (load) on purchases (%) (as a percentage
of the offering price)                                                     0.00
-------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%) (as a
percentage of the lesser of purchase price or redemption price)            0.00
-------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount redeemed, if applicable)     (13)


-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)
-------------------------------------------------------------------------------


Management fee (%)                                                         0.10
-------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                  0.00
-------------------------------------------------------------------------------
Other expenses(14) (%)                                                     0.33
-------------------------------------------------------------------------------
Total annual fund operating expenses(14) (%)                               0.43
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)
-------------------------------------------------------------------------------



1 YEAR              3 YEARS             5 YEARS           10 YEARS
  $44                  $138               $241               $542



(12) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.



(13) There is a $7.50 charge for wiring sale proceeds to your bank.



(14) The advisor and/or its affiliates have agreed to reimburse 0.01% of other expenses. As a result, other expenses would be 0.32% and total annual fund operating expenses would be 0.42%. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy U.S. Treasury Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.


-------------------------------------------------------------------------------
YOUR ACCOUNT
-------------------------------------------------------------------------------


HOW TO BUY SHARES
-------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When a Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with your financial advisor firm or your payment has been received and your application is complete, including all necessary signatures.


--------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:
--------------------------------------------------------------------------------

METHOD               INSTRUCTIONS
Through your         Your financial advisor can help you establish your account
financial advisor    and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor firm must
                     receive your request prior to the close of the New York
                     Stock Exchange (NYSE), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing the
                     purchase for you.
--------------------------------------------------------------------------------
By check             For new accounts send a completed application and check
(new account)        made payable to the Fund to the transfer agent, Liberty
                     Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
--------------------------------------------------------------------------------
By check             For existing accounts fill out and return the additional
(existing account)   investment stub included in your quarterly statement, or
                     send a letter of instruction including your Fund name and
                     account number with a check

                     made payable to the Fund to Liberty Funds Services, Inc.,
                     P.O. Box 8081, Boston, MA 02266-8081.
--------------------------------------------------------------------------------
By exchange          You or your financial advisor may acquire shares for your
                     account by exchanging shares you own in one fund for shares of the same class or Class A of the Fund at no additional
                     cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call
                     1-800-422-3737.
--------------------------------------------------------------------------------
By wire              You may purchase shares by wiring money from your bank
                     account to your Fund account. To wire funds to your Fund
                     account, call 1-800-422-3737 to obtain a control number and the wiring instructions.
--------------------------------------------------------------------------------
By electronic        You may purchase shares by electronically transferring
funds transfer       money from your bank account to your Fund account by
                     calling 1-800-422-3737. An electronic funds transfer may
                     take up to two business days to settle and be considered in
                     "good form." You must set up this feature prior to your
                     telephone request. Be sure to complete the appropriate
                     section of the application.
--------------------------------------------------------------------------------
Automatic            You can make monthly or quarterly investments automatically
investment plan      from your bank account to your Fund account. You can select a pre-authorized amount to be sent via electronic funds
                     transfer. Be sure to complete the appropriate section of
                     the application for this feature.
--------------------------------------------------------------------------------
Automated dollar     You can purchase shares for your account by exchanging $100
cost averaging       or more each month from another fund for shares of the same class of the Fund at no additional cost. You must have a
                     current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so
                     long as your fund balance is sufficient to complete the
                     transfers. You may terminate your program or change the
                     amount of the exchange (subject to the $100 minimum) by
                     calling 1-800-422-3737. Be sure to complete the appropriate section of the account application for this feature.
--------------------------------------------------------------------------------
By dividend          You may automatically invest dividends distributed by
diversification      another fund into the same class of shares of the Fund at
                     no additional sales charge. To invest your dividends in the
                     Fund, call 1-800-345-6611.



ELIGIBLE INVESTORS
-------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:



$1,000 minimum initial investment



- Any shareholder (as well as any family member or person listed on an account registration for any account of the shareholder) of a fund distributed by Liberty Funds Distributor, Inc. (LFD) (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchanging Class Z shares; or (iii) who purchased certain no-load shares of funds merged with funds distributed by LFD;



-    Any trustee or director (or family member) of any fund distributed by LFD;
     and



- Any employee (or family member) of FleetBoston Financial Corporation or its subsidiaries.



$100,000 minimum initial investment



- Clients of broker-dealers or registered investment advisors that both recommend the purchase of a fund's shares and charge clients an asset-based fee; and



- Any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.



No minimum initial investment



- Any client of Fleet National Bank (Fleet) or a subsidiary (for shares purchased through an asset management, trust, retirement plan administration or similar arrangement with Fleet or the subsidiary);



- A retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from LFD or through a third-party broker-dealer;



- Investors purchasing through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code;



- Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Liberty Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or rollover; and



-    Any investment company whose shares are distributed by LFD.



Each Fund reserves the right to change the criteria for eligible investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. Each Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.



SALES CHARGES
-------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

HOW TO EXCHANGE SHARES
-------------------------------------------------------------------------------
You may exchange your shares for Class Z or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. A Fund may terminate your exchange privilege if its advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES
-------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of a Fund on any regular business day that the NYSE is open.

When a Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

Each Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, a Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

--------------------------------------------------------------------------------
OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:
--------------------------------------------------------------------------------


METHOD               INSTRUCTIONS
Through your         You may call your financial advisor to place your sell
financial advisor    order. To receive the current trading day's price, your
                     financial advisor firm must receive your request prior to
                     the close of regular trading on the NYSE, usually 4:00 p.m.
                     Eastern time. Your financial advisor may charge you fees
                     for executing a redemption for you.
--------------------------------------------------------------------------------
By exchange          You or your financial advisor may sell shares by exchanging from the Fund into Class Z shares or Class A shares of
                     another fund distributed by Liberty Fund Distributor, Inc.
                     at no additional cost. To exchange by telephone, call
                     1-800-422-3737.
--------------------------------------------------------------------------------
By telephone         You or your financial advisor may sell shares by telephone and request that a check be sent to your

                     address of record by calling 1-800-422-3737, unless you
                     have notified the Fund of an address change within the
                     previous 30 days. The dollar limit for telephone sales is
                     $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-345-6611.
--------------------------------------------------------------------------------
By mail              You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign
                     the letter, and signatures must be guaranteed by either a
                     bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries,
                     surviving joint owners and individual retirement account
                     owners. For details, call 1-800-345-6611.

                     Mail your letter of instruction to Liberty Funds Services,
                     Inc., P.O. Box 8081, Boston, MA 02266-8081.
--------------------------------------------------------------------------------
By wire              You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your
                     telephone request. Be sure to complete the appropriate
                     section of the account application for this feature.
--------------------------------------------------------------------------------
By systematic        You may automatically sell a specified dollar amount or
withdrawal plan      percentage of your account on a monthly, quarterly or semi-
                     annual basis and have the proceeds sent to you if your
                     account balance is at least $5,000. All dividend and
                     capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
--------------------------------------------------------------------------------
By electronic        You may sell shares and request that the proceeds be
funds transfer       electronically transferred to your bank. Proceeds may take up to two business days to be received by your bank. You
                     must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES
-------------------------------------------------------------------------------
The Funds do not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of a Fund's shares disrupt portfolio management and increase a Fund's expenses. In order to promote the best interests of the Funds, the Funds reserve the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.

OTHER INFORMATION ABOUT YOUR ACCOUNT
-------------------------------------------------------------------------------

HOW THE FUND'S SHARE PRICE IS DETERMINED The price of a Fund's Class Z shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

Each Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, a Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, a Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Liberty." You can find daily prices for all share classes by visiting the Funds' web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Funds' transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.



SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.


DIVIDENDS, DISTRIBUTIONS AND TAXES Each Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS

Dividends            Represents interest and dividends earned from securities
                     held by the Fund, net of expenses incurred by the Fund.
-------------------------------------------------------------------------------
Capital gains        Represents net long-term capital gains on sales of
                     securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS Each Fund declares dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Dividends begin to accrue on the day that a Fund receives payment and stop accruing on the day prior to the shares leaving the account. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

-------------------------------------------------------------------------------
UNDERSTANDING FUND DISTRIBUTIONS

Each Fund earns income from the securities it holds. Each Fund also may realize capital gains or losses on sales of its securities. Each Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of a Fund's income and capital gains, generally based on the number of shares you own at the time these distributions are declared.
-------------------------------------------------------------------------------

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

-------------------------------------------------------------------------------
DISTRIBUTION OPTIONS
-------------------------------------------------------------------------------

Reinvest all distributions in additional shares of your current fund
-------------------------------------------------------------------------------
Reinvest all distributions in shares of another fund
-------------------------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest capital gains
-------------------------------------------------------------------------------
Receive all distributions in cash (with one of the following options):

-    send the check to your address of record

-    send the check to a third party address

-    transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund. All subsequent distributions will be reinvested.

TAX CONSEQUENCES For federal income tax purposes, distributions of investment income by a Fund, whether in cash or additional securities, will ordinarily constitute tax-exempt income. Generally, gains realized by a Fund on the sale or exchange of investments, the income from which is tax-exempt, will be taxable to shareholders. In addition, an investment in a Fund may result in liability for federal alternative minimum tax for both individuals and corporate shareholders. Each Fund intends to distribute federally tax-exempt income. Each Fund may invest a portion of its assets in securities that generate income subject to federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes.

You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in a Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by a Fund, you may realize a capital gain or loss when selling and exchanging shares of a Fund. Such transactions may also be subject to federal, state and local income tax.


-------------------------------------------------------------------------------
MANAGING THE FUND
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
-------------------------------------------------------------------------------

Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. In its duties as investment advisor, Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2001, Fleet and its affiliates managed over $166 billion in assets.



For the fiscal year ended March 31, 2002, aggregate advisory fees paid to Fleet by each Fund amounted to 0.10% of that Fund's average daily net assets.


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance. Information shown includes that of the shares of the Galaxy Large Company Fund, the Galaxy Small Company Fund, and the Galaxy U.S. Treasury Fund for periods prior to the date of this prospectus. Certain information reflects financial results for a single share of a Fund. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information is included in the Funds' financial statements which, for the fiscal years ended on or after March 31, 1999, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, is included in the Funds' annual report. The information for periods ended on or prior to March 31, 1998 has been audited by other independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.
--------------------------------------------------------------------------------
LIBERTY LARGE COMPANY INDEX FUND
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED MARCH 31,
                                                                2002            2001            2000         1999          1998
                                                              CLASS Z         CLASS Z         CLASS Z       CLASS Z       CLASS Z
NET ASSET VALUE -- BEGINNING OF PERIOD ($)                     29.32           42.14           36.90         31.92         23.09
----------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                      0.25            0.26            0.32          0.35          0.40
  Net realized and unrealized gain (loss) on investments
  and futures contracts                                        (0.33)          (8.85)           5.93          5.38         10.23
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                             (0.08)          (8.59)           6.25          5.73         10.63
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                   (0.25)          (0.26)          (0.33)        (0.36)        (0.44)
  From net realized capital gains                              (1.44)          (3.97)          (0.68)        (0.39)        (1.36)
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                 (1.69)          (4.23)          (1.01)        (0.75)        (1.80)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                           27.55           29.32           42.14         36.90         31.92
----------------------------------------------------------------------------------------------------------------------------------
Total return (%)(b)                                            (0.08)(c)      (21.54)(c)       17.20         18.15         47.29
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                     0.50            0.48            0.47          0.47          0.40
  Expenses (including reimbursement/waiver)                     0.49            0.47            0.47          0.47          0.40
  Net investment income (including reimbursement/waiver)        0.88            0.74            0.88          1.11          1.44

Portfolio turnover rate (%)                                        8              15              12             3             3

NET ASSETS, END OF PERIOD (000'S) ($)                        841,016         821,147       1,065,129        828,899       626,740

(a) Net investment income per share before reimbursement of certain expenses by the sub-administrator for the years ended March 31, 2002, 2001, 2000, 1999 and 1998 was $0.25, $0.26, $0.32, $0.35 and $0.40, respectively.

(b)  Total return at net asset value assuming all dividends reinvested.

(c) Had the advisor not waived a portion of the expenses, total return would have been lower.


--------------------------------------------------------------------------------
LIBERTY SMALL COMPANY INDEX FUND
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED MARCH 31,
                                                                2002            2001            2000         1999         1998(A)
                                                              CLASS Z         CLASS Z         CLASS Z       CLASS Z       CLASS Z
NET ASSET VALUE -- BEGINNING OF PERIOD ($)                     15.15           17.92           15.22         20.73         22.64
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                                      0.08            0.07            0.09          0.10          0.27
  Net realized and unrealized gain (loss) on investment
  and futures contracts                                         3.04           (0.47)           4.31         (4.04)         7.64
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                              3.12           (0.40)           4.40         (3.94)         7.91
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                   (0.11)          (0.04)          (0.09)        (0.09)        (0.33)
  From net realized capital gains                              (0.80)          (2.33)          (1.61)        (1.48)        (9.49)
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                 (0.91)          (2.37)          (1.70)        (1.57)        (9.82)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                           17.36           15.15           17.92         15.22         20.73
----------------------------------------------------------------------------------------------------------------------------------
Total return (%)(c)                                            21.32           (2.33)          30.52        (19.19)(d)     41.22
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                     0.41            0.41            0.41          0.41          0.40
  Expenses (including reimbursement/waiver)                     0.41            0.41            0.41          0.40          0.40
  Net investment income (including reimbursement/waiver)        0.43            0.48            0.53          0.56          0.97

Portfolio turnover rate (%)                                       21              41              36            22            99

NET ASSETS, END OF PERIOD (000'S) ($)                        291,111         253,860         279,914       259,903       399,162

(a) At a Special Meeting of Shareholders of the Small Company Index Fund held on May 9, 1997, shareholders approved a change in the Fund's target index from the Russell Special Small Company Index to the Standard & Poor's SmallCap 600 Stock Price Index.

(b) Net investment income per share before reimbursement of certain expenses by the sub-administrator for the years ended March 31, 2002, 2001, 2000, 1999 and 1998 was $0.08, $0.07, $0.09, $0.10 and $0.27, respectively.

(c)  Total return at net asset value assuming all dividends reinvested.

(d) Had the advisor not waived a portion of the expenses, total return would have been lower.


--------------------------------------------------------------------------------
LIBERTY U.S. TREASURY INDEX FUND
--------------------------------------------------------------------------------


                                                                                    YEAR ENDED MARCH 31,
                                                                2002            2001            2000         1999          1998
                                                              CLASS Z         CLASS Z         CLASS Z       CLASS Z       CLASS Z
NET ASSET VALUE -- BEGINNING OF PERIOD ($)                     10.66           10.13           10.54         10.50          9.99
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                      0.51(c)         0.61            0.61          0.61          0.63
  Net realized and unrealized gain (loss)                      (0.19)(c)        0.53           (0.38)         0.05          0.51
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                              0.32            1.14            0.23          0.66          1.14
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                   (0.58)          (0.61)          (0.64)        (0.62)        (0.63)
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                 (0.58)          (0.61)          (0.64)        (0.62)        (0.63)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                           10.40           10.66           10.13         10.54         10.50
----------------------------------------------------------------------------------------------------------------------------------
Total return (%)(b)                                             3.03(d)        11.60            2.39          6.38         11.72
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                     0.43            0.42            0.41          0.41          0.40

  Expenses (including reimbursement/waiver)(c)                  0.42            0.42            0.41          0.41          0.40
  Net investment income (including reimbursement/waiver)        4.84(c)         5.90            5.95          5.77          6.12

Portfolio turnover rate (%)                                       47              53              56            70            79

NET ASSETS, END OF PERIOD (000'S) ($)                        160,180         163,619         160,389       202,420       118,368

(a) Net investment income per share before reimbursement of certain expenses by the sub-administrator for the years ended March 31, 2002, 2001, 2000, 1999 and 1998 was $0.51, $0.61, $0.61, $0.61 and $0.63, respectively.

(b)  Total return at net asset value assuming all dividends reinvested.

(c) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective April 1, 2001. The effect of the changes for the year ended March 31, 2002 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income to average net assets is $(0.07), $0.07, and (0.63)%, respectively.

(d) Had the advisor not waived a portion of the expenses, total return would have been lower.


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                                    Page 23

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FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about a Fund's investments will be published in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected a Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about a Fund by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about a Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust V: 811-5030

- Liberty Large Company Index Fund (formerly named Galaxy II Large Company Index Fund)

- Liberty Small Company Index Fund (formerly named Galaxy II Small Company Index Fund)

- Liberty U.S. Treasury Index Fund (formerly named Galaxy II U.S. Treasury Index Fund)

------------------------------------------------------------------------------
[LOGO] LIBERTYFUNDS

       A MEMBER OF COLUMBIA MANAGEMENT GROUP

       (C)2002 Liberty Funds Distributor, Inc.
       A Member of Columbia Management Group
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.libertyfunds.com

                                                                      Job Code

              LIBERTY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
                LIBERTY FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
             LIBERTY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
              LIBERTY NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
               LIBERTY NEW YORK INTERMEDIATE MUNICIPAL BOND FUND
             LIBERTY PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
             LIBERTY RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND
                    LIBERTY INTERMEDIATE TAX EXEMPT BOND FUND
                         SERIES OF LIBERTY FUNDS TRUST V
                       STATEMENT OF ADDITIONAL INFORMATION
                               November 18, 2002



This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectuses of Liberty Connecticut Intermediate Municipal Bond Fund, Liberty Florida Intermediate Municipal Bond Fund, Liberty Massachusetts Intermediate Municipal Bond Fund, Liberty New Jersey Intermediate Municipal Bond Fund, Liberty New York Intermediate Municipal Bond Fund, Liberty Pennsylvania Intermediate Municipal Bond Fund, Liberty Rhode Island Intermediate Municipal Bond Fund and Liberty Intermediate Tax Exempt Bond Fund (each a Fund and collectively, the Funds). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Liberty Connecticut Intermediate Municipal Bond Fund, Liberty Florida Municipal Bond Fund, Liberty Massachusetts Intermediate Municipal Bond Fund, Liberty New Jersey Municipal Bond Fund, Liberty New York Municipal Bond Fund, Liberty Pennsylvania Municipal Bond Fund and Liberty Rhode Island Municipal Bond Fund dated November 18, 2002 or the Liberty Intermediate Tax Exempt Bond Fund dated November 25, 2002, as applicable. This SAI should be read together with the relevant Fund's Prospectus and the most recent Annual Report dated October 31, 2001, and Semi-Annual Report dated April 30, 2002, for the relevant Predecessor Fund (as defined below). Investors may obtain a free copy of a Prospectus and the Annual and Semi-Annual Reports from Liberty Funds Distributor, Inc. (LFD), One Financial Center, Boston, MA 02111-2621. The Financial Statements and Report of Independent Accountants appearing in each Predecessor Fund's October 31, 2001, Annual Report and the Financial Statements appearing in each Predecessor Fund's April 30, 2002, Semi-Annual Report are incorporated in this SAI by reference.


Part 1 of this SAI contains specific information about the Funds. Part 2 includes information about the funds distributed by LFD generally and additional information about certain securities and investment techniques described in the Funds' Prospectuses.


TABLE OF CONTENTS
    PART 1                                                                  PAGE
    Definitions..........................................................b
    Organization and History.............................................b
    Investment Goal and Policies.........................................c
    Fundamental and Non-Fundamental Investment Policies..................c
    State Fiscal Conditions..............................................j
    Connecticut Tax Considerations.......................................z
    Florida Tax Considerations...........................................aa
    Massachusetts Tax Considerations.....................................bb
    New Jersey Tax Considerations........................................bb
    New York Tax Considerations..........................................bb
    Pennsylvania Tax Considerations......................................cc
    Rhode Island Tax Considerations......................................cc
    Portfolio Turnover...................................................cc
    Fund Charges and Expenses............................................cc
    Investment Performance...............................................rr
    Custodian of the Funds...............................................eee
    Independent Auditors.................................................eee

    PART 2
    Miscellaneous Investment Practices...................................1
    Taxes................................................................22
    Counsel to the Fund .................................................26
    Management of the Funds..............................................26
    Determination of Net Asset Value.....................................37
    How to Buy Shares....................................................39
    Special Purchase Programs/Investor Services..........................39
    Programs for Reducing or Eliminating Sales Charges...................42
    How to Sell Shares...................................................44
    Distributions........................................................48
    How to Exchange Shares...............................................48
    Suspension of Redemptions............................................49
    Shareholder Liability................................................49
    Shareholder Meetings.................................................49
    Performance Measures.................................................49
    Appendix I...........................................................51
    Appendix II..........................................................55
    Appendix III.........................................................65


[JOB CODE]

                                     PART 1
              LIBERTY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
                LIBERTY FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
             LIBERTY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
              LIBERTY NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND
               LIBERTY NEW YORK INTERMEDIATE MUNICIPAL BOND FUND
             LIBERTY PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
             LIBERTY RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND
                    LIBERTY INTERMEDIATE TAX EXEMPT BOND FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                               November 18, 2002



DEFINITIONS
       "Connecticut Fund" or "Fund"                 Liberty Connecticut Intermediate Municipal Bond Fund
       "Florida Fund" or "Fund"                     Liberty Florida Intermediate Municipal Bond Fund
       "Massachusetts Fund" or "Fund"               Liberty Massachusetts Intermediate Municipal Bond Fund
       "New Jersey Fund" or "Fund"                  Liberty New Jersey Intermediate Municipal Bond Fund
       "New York Fund" or "Fund"                    Liberty New York Intermediate Municipal Bond Fund
       "Pennsylvania Fund" or "Fund"                Liberty Pennsylvania Intermediate Municipal Bond Fund
       "Rhode Island Fund" or "Fund"                Liberty Rhode Island Intermediate Municipal Bond Fund
       "Intermediate Tax Exempt Fund" or "Fund"     Liberty Intermediate Tax Exempt Bond Fund
       "Predecessor Fund" or "Predecessor Funds"    See below under "Organization and History"
       "Trust"                                      Liberty Funds Trust V
       "Advisor"                                    Fleet Investment Advisors Inc., the Funds' investment advisor
       "Administrator"                              Colonial Management Associates, Inc., the Funds' administrator
       "LFD"                                        Liberty Funds Distributor, Inc., the Funds' distributor
       "LFS"                                        Liberty Funds Services, Inc., the Funds' shareholder services and transfer agent



ORGANIZATION AND HISTORY


The Trust is a Massachusetts business trust organized in 1986. Each Fund is an open-end, management investment company that represents the entire interest in a separate series of the Trust. The Intermediate Tax Exempt Fund is a diversified series of the Trust, while each of the other Funds is a non-diversified series of the Trust. Each Fund is the successor to a separate series of The Galaxy Fund, a Massachusetts business trust organized on March 31, 1986. On November 18, 2002, November 25, 2002, and December 9, 2002, the series of The Galaxy Fund to which the Funds succeeded (the "Predecessor Funds") were reorganized as separate series of the Trust. Class T shares of the Funds were issued in exchange for Retail A Shares of the Predecessor Funds, Class G shares of the Funds were issued in exchange for Retail B Shares of the Predecessor Funds and Class Z shares of the Funds were issued in exchange for Trust Shares of the Predecessor Funds.



The New Jersey Fund commenced operations on April 3, 1998; the New York Fund commenced operations on December 31, 1991; and the Rhode Island Fund commenced operations on December 20, 1994.


The Pennsylvania Fund commenced operations as separate portfolio (the "Predecessor Pillar Fund") of The Pillar Funds. On August 27, 2001, the Predecessor Pillar Fund was reorganized as a new portfolio of The Galaxy Fund (the "Pillar Reorganization"). Prior to the Pillar Reorganization, the Predecessor Pillar Fund offered and sold shares of beneficial interest that were similar to The Galaxy Fund's Trust Shares and Retail A Shares.

The Connecticut Fund, Florida Fund, Massachusetts Fund and Intermediate Tax Exempt Fund commenced operations as separate portfolios (each a "Predecessor Boston 1784 Fund," and collectively, the "Predecessor Boston 1784 Funds") of the Boston 1784 Funds. On June 26, 2000, each Predecessor Boston 1784 Fund was reorganized as a new portfolio of The Galaxy Fund (the "Boston 1784 Reorganization"). Prior to the Boston 1784 Reorganization, the Predecessor Boston 1784 Funds offered and sold one class of shares. In connection with the Boston 1784 Reorganization, shareholders of the Predecessor Boston 1784 Funds exchanged their shares for Shares, Trust Shares and/or BKB Shares of the Predecessor Funds to the Intermediate Tax Exempt Fund, Connecticut Fund, Massachusetts Fund and Florida Fund, respectively. Shareholders of the Predecessor Boston 1784 Funds who purchased their shares through an investment management, trust, custody, or other agency relationship with BankBoston, N.A. received Shares or Trust Shares of the Funds. BKB Shares were issued to shareholders of the Predecessor Boston 1784 Funds who were not eligible to receive Trust Shares at the time of the Boston 1784 Reorganization. On June 26, 2001, BKB Shares of the Funds converted into Retail A Shares upon a finding by the Board of Trustees of The Galaxy Fund at a meeting held on May 31, 2001, that such conversion was in the best interest of the holders of BKB Shares.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote


                                       b
together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See
Part 2 of this SAI for more information.

Effective April 1, 1999, the Trust changed its name from Colonial Trust V to its current name.


INVESTMENT GOAL AND POLICIES

The Prospectuses describe each Fund's investment goal and investment strategies and risks. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Funds. Part 2 contains additional information about the following securities and investment techniques that may be utilized by the Funds, unless otherwise noted, subject to any restrictions described in Part 1 of this SAI:

         Short-Term Trading
         Lower-Rated Debt Securities
         Other Investment Companies
         Zero Coupon Securities (Zeros) (the CT, FL, MA and Intermediate Tax
             Exempt Funds only)
         Pay-In-Kind (PIK) Securities (the PA Fund only)
         Money Market Instruments
         Stripped Obligations (the CT, FL, MA and Intermediate Tax Exempt Funds
             only)
         Municipal Securities
         Private Activity Bonds
         Municipal Lease Obligations (the CT, FL, MA, PA and Intermediate Tax
             Exempt Funds only)
         Securities Loans
         Forward Commitments ("When-Issued" Securities (all Funds) and "Delayed
             Delivery" Securities (the NJ, NY and RI Funds only)) Mortgage-Backed Securities (all Funds except the PA Fund)
         Non-Agency Mortgage-Backed Securities (all Funds except the PA Fund) Asset-Backed Securities (all Funds except the PA Fund)
         Repurchase Agreements
         Reverse Repurchase Agreements (all Funds except the PA Fund)
         Options on Securities (Limited to writing covered call options for hedging purposes only and purchasing put and call options) (the CT, FL, MA and Intermediate Tax Exempt Funds only)
         Futures Contracts and Related Options (Limited to interest rate futures, tax-exempt bond index futures, options on such futures and options on such indices) (all Funds except the PA Fund)
         Foreign Currency Transactions (the CT, FL, MA and Intermediate Tax
             Exempt Funds only)
         Participation Interests
         Stand-by Commitments
         Rule 144A Securities (the PA Fund only)
         Variable and Floating Rate Obligations
         Convertible Securities (the CT, FL, MA and Intermediate Tax Exempt Fund
             only)
         Guaranteed Investment Contracts (all Funds except the PA Fund)
         Bank Investment Contracts (the NJ, NY and RI Funds only)
         Loan Participations (the CT, FL, MA and Intermediate Tax Exempt Funds
             only)
         Structured Investments (the PA Fund only)
         Yankee Obligations (the PA Fund only)

Except as indicated below under "Fundamental and Non-Fundamental Investment Policies," the Funds' investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.



FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

In addition to each Fund's investment goal as stated in its Prospectuses, the following investment limitations are matters of fundamental policy and may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of its outstanding shares. A "vote of the holders of a majority of the outstanding shares" of a particular Fund means the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund, or (b) 67% or more of the shares of such Fund present at a meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy.


CONNECTICUT FUND

As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Connecticut Fund will invest, except during temporary defensive periods, at least 80% of its net assets (plus any borrowings for investment purposes) in



                                       c

Municipal Securities issued by or on behalf of the State of Connecticut, its political sub-divisions, or any public instrumentality, state or local authority, district or similar public entity created under the laws of Connecticut and certain other governmental issuers (which may include issuers located outside Connecticut such as Puerto Rico), the interest on which is, in the opinion of qualified legal counsel, exempt from regular federal income tax (including the federal alternative minimum tax) and from Connecticut personal income tax by virtue of federal law ("Connecticut Municipal Securities"). The Fund may comply with this 80% policy by investing in a partnership, trust or other entity which invests in such Connecticut Municipal Securities, in which case the Fund's investment in such entity shall be deemed to be an investment in the underlying Connecticut Municipal Securities in the same proportion as such entity's investment in such Connecticut Municipal Securities bears to its net assets. See "State Fiscal Conditions" below for a discussion of certain risks in investing in Connecticut Municipal Securities. Dividends derived from interest on Municipal Securities other than Connecticut Municipal Securities will generally be exempt from regular federal income tax (including the federal alternative minimum tax) but subject to Connecticut personal income tax. See
Part II of this SAI under the caption, "Taxes".


FLORIDA FUND

As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Florida Fund will invest, except during temporary defensive periods, at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Securities, issued by or on behalf of the State of Florida, its political sub-divisions, authorities, agencies, instrumentalities and corporations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income taxes (including the federal alternative minimum tax), and that are exempt from Florida intangible personal property tax ("Florida Municipal Securities"). See "State Fiscal Conditions" below for a discussion of certain risks in investing in Florida Municipal Securities. Dividends derived from interest on Municipal Securities other than Florida Municipal Securities will generally be exempt from regular federal income tax (including the federal alternative minimum tax) but may be subject to Florida intangible personal property tax. See Part II of this SAI under the caption, "Taxes".


MASSACHUSETTS FUND

As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Massachusetts Fund will invest, except during temporary defensive periods, at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Securities, issued by or on behalf of the Commonwealth of Massachusetts, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers (which may include issuers located outside Massachusetts such as Puerto Rico), the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax (including the federal alternative minimum tax) and Massachusetts personal income tax ("Massachusetts Municipal Securities"). The Fund may comply with this 80% policy by investing in a partnership, trust, regulated investment company or other entity which invests in such Massachusetts Municipal Securities, in which case the Fund's investment in such entity shall be deemed to be an investment in the underlying Massachusetts Municipal Securities in the same proportion as such entity's investment in such Massachusetts Municipal Securities bears to its net assets. See "State Fiscal Conditions" below for a discussion of certain risks in investing in Massachusetts Municipal Securities. Dividends derived from interest on Municipal Securities other than Massachusetts Municipal Securities will generally be exempt from regular federal income tax (including the federal alternative minimum tax) but may be subject to Massachusetts personal income tax. See Part II of this SAI under the caption, "Taxes".


NEW JERSEY FUND

As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the New Jersey Fund will invest, except during temporary defensive periods, at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Securities issued by or on behalf of the State of New Jersey, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers (which may include issuers located outside New Jersey such as Puerto
Rico), the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax (including the federal alternative minimum tax) and New Jersey personal income tax ("New Jersey Municipal Securities"). See "State Fiscal Conditions" below for a discussion of certain risks in investing in New Jersey Municipal Securities. Dividends derived from interest on Municipal Securities other than New Jersey Municipal Securities will generally be exempt from regular federal income tax but may be subject to New Jersey personal income tax (including the federal alternative minimum tax). See
Part II of this SAI under the caption, "Taxes".


NEW YORK FUND

As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the New York Fund will invest, except during temporary defensive periods, at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Securities issued by or on behalf of the State of New York, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers (which may


                                       d
include issuers located outside New York such as Puerto Rico), the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax (including the federal alternative minimum tax) and New York State and New York City personal income tax ("New York Municipal Securities"). See "State Fiscal Conditions" below for a discussion of certain risks in investing in New York Municipal Securities. Dividends derived from interest on Municipal Securities other than New York Municipal Securities will generally be exempt from regular federal income tax (including the federal alternative minimum tax) but may be subject to New York State and New York City personal income tax. See Part II of this SAI under the caption, "Taxes".


PENNSYLVANIA FUND

As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Pennsylvania Fund will invest, except during temporary defensive periods, at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Securities issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers (which may include issuers located outside Pennsylvania), the interest on which is exempt from both federal income tax (including the federal alternative minimum tax) and Pennsylvania state income tax ("Pennsylvania Municipal Securities"). See "State Fiscal Conditions" below for a discussion of certain risks in investing in Pennsylvania Municipal Securities. Dividends derived from interest on Municipal Securities other than Pennsylvania Municipal Securities will generally be exempt from regular federal income tax but may be subject to Pennsylvania state income tax. See Part II of this SAI under the caption, "Taxes".


Municipal Securities that the Pennsylvania Fund may purchase include: (i) municipal notes which are rated at least SP-1 by Standard & Poor's ("S&P") or MIG-1 or V-MIG-1 by Moody's Investors Service, Inc. ("Moody's") at the time of investment or, if not rated, determined by the Advisor to be of comparable quality; and (ii) tax-exempt commercial paper rated at least A-1 by S&P or Prime-1 by Moody's at the time of investment or, if not rated, determined by the Advisor to be of comparable quality.

The Pennsylvania Fund may invest in commercial paper issued by corporations and other entities without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper").
Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of the Fund's limitation on purchases of illiquid instruments, Section 4(2) Paper will not be considered illiquid if the Advisor has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

Although there is no limit on the percentage of portfolio securities that the Pennsylvania Fund may purchase subject to stand-by commitments, the amount paid directly or indirectly for all standby commitments, which are not integral parts of the security as originally issued, held by the Fund will not exceed 0.5% of the Fund's total assets calculated immediately after acquisition.

Under normal conditions, the Pennsylvania Fund's investments in private activity bonds will not exceed 10% of the Fund's total assets. The Pennsylvania Fund has no present intention of investing in private activity bonds.

RHODE ISLAND FUND

As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Rhode Island Fund will invest, except during temporary defensive periods, at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Securities issued by or on behalf of the State of Rhode Island, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers (which may include issuers located outside Rhode Island such as Puerto
Rico), the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income taxes (including the federal alternative minimum tax) and Rhode Island personal income taxes ("Rhode Island Municipal Securities"). See "State Fiscal Conditions" below for a discussion of certain risks in investing in Rhode Island Municipal Securities. Dividends derived from interest on Municipal Securities other than Rhode Island Municipal Securities will generally be exempt from regular federal income tax (including the federal alternative minimum tax) but may be subject to Rhode Island personal income tax. See Part II of this SAI under the caption, "Taxes".


INTERMEDIATE TAX EXEMPT FUND

As a matter of fundamental policy that cannot be changed without the requisite consent of the Intermediate Tax Exempt Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Securities. The Fund may comply with this 80% policy by investing in a partnership, trust, regulated investment company or other entity which invests in such Municipal Securities, in which case the Fund's investment in such entity shall be deemed to be an investment in the underlying Municipal Securities in the same proportion as such entity's investment in such Municipal Securities bears to its net assets.


ADDITIONAL FUNDAMENTAL INVESTMENT POLICIES

The Connecticut Fund, Florida Fund, Massachusetts Fund, New Jersey Fund, New York Fund, Rhode Island Fund and Intermediate Tax Exempt Fund may not:


                                       e

         1. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted by the 1940 Act.

         2. Make any investment inconsistent with the Fund's classification as a diversified series of an open-end investment company under the 1940 Act, provided, however, that the Florida Fund may invest all of its investable assets in a Qualifying Portfolio (i.e., a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund). This limitation does not apply, however, to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

         3. Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than (a) securities issued or guaranteed by the U.S. Government, any state, territory or possession of the U.S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions, and (b) with respect to the Florida Fund, investment of all the investable assets of the Fund in a Qualifying Portfolio (i.e., a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund)).

         4.       Make loans except to the extent permitted by the 1940 Act.

         5. Underwrite securities of other issuers, except insofar as the Fund technically may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities.

         6. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

         7. Purchase or sell commodities or commodity contracts except that a Fund may, to the extent consistent with its investment objective and policies, purchase and sell financial futures contracts and related options and foreign currency forward contracts, futures contracts and related options.

The Pennsylvania Fund may not:

         8. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 33-1/3% of the value of the Fund's total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's total assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings in excess of 5% of the value of the Fund's total assets will be repaid before making additional investments and any interest paid on such borrowing will reduce income.

         9. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by Investment Limitation No. 8 above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

         10. Purchase or sell real estate or real estate limited partnership interests; provided that this shall not prevent the Fund from investing in readily marketable securities of issuers which own or invest in real estate.

         11. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions.

         12. Act as an underwriter of securities of other issuers, except as it may be deemed an underwriter under federal securities laws in selling a security held by the Fund.

         13. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

         14. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.


                                       f

         15. Make loans, except that the Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in the Prospectuses and in this SAI.

         16. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities or, to investments in tax-exempt securities issued by governments or political subdivisions of governments. For purposes of this limitation, (i) utility companies will be divided according to their services; for example, gas, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

With respect to Investment Limitation Nos. 1 and 8 above, the 1940 Act permits a Fund to borrow from any bank, provided that immediately after any such borrowing, there is an asset coverage of at least 300% for all borrowings of the Fund. In addition, a Fund may engage in certain securities trading practices, such as reverse repurchase agreements, that are deemed to be borrowings under the 1940 Act, provided that the Fund maintains in a segregated custodial account liquid assets equal to the repurchase price (including accrued interest).

With respect to Investment Limitation No. 2 above, the 1940 Act prohibits a diversified Fund from purchasing the securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that (a) up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and (b) the Fund may invest in U.S. Government obligations without regard to these limitations.

With respect to Investment Limitation No. 4 above, the 1940 Act permits a Fund to lend its portfolio securities against collateral having a value equal at all times to at least 100% of the value of the securities loaned. However, no portfolio securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by the Fund would exceed 33-1/3% of the value of its total assets (including the value of the collateral for the loans) at the time of the loan. In addition, a Fund may engage in certain securities trading practices, such as repurchase agreements, that are deemed to be loans under the 1940 Act.

With respect to Investment Limitation Nos. 13 above and 20 below, the 1940 Act prohibits a Fund, subject to certain exceptions, from acquiring the securities of other investment companies if, as a result of such acquisition, (a) the Fund owns more than 3% of the total outstanding voting stock of the investment company; (b) securities issued by any one investment company represent more than 5% of the total assets of the Fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.


NON-FUNDAMENTAL INVESTMENT POLICIES

The following investment limitations with respect to the Connecticut Fund, Florida Fund, Massachusetts Fund, New Jersey Fund, New York Fund, Rhode Island Fund and Intermediate Tax Exempt Fund may be changed by the Trust's Board of Trustees without shareholder approval:

         17. A Fund may not sell securities short, maintain a short position, or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

         18. A Fund may not write or sell put options, call options, straddles, spreads or any combination thereof, except that a Fund may, to the extent consistent with its investment objective and policies, write covered call options and purchase and sell other options.

         19. A Fund may not purchase securities of companies for the purpose of exercising control.

         20. A Fund may not purchase the securities of other investment companies except as permitted by the 1940 Act, except that the Florida Fund may invest all of its investable assets in a Qualifying Portfolio (i.e., a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund).

The following investment limitations with respect to the New Jersey Fund, New York Fund and Rhode Island Fund may be changed by the Trust's Board of Trustees without shareholder approval:

         21. Each of the New Jersey Fund, New York Fund and Rhode Island Fund may not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that


                                       g
                  up to 50% of the value of the Fund's total assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer.

         22. A Fund may not invest more than 15% of its net assets in illiquid securities.

         23. Each Fund may invest in foreign securities to the extent consistent with its investment objective and policies.

The following investment limitations with respect to the Connecticut Fund, Florida Fund, Massachusetts Fund and Intermediate Tax Exempt Fund may be changed by the Trust's Board of Trustees without shareholder approval:

         24.      No Fund may invest in warrants.

         25. No Fund may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of that Fund's net assets, provided that this limitation does not apply to an investment of all of the investable assets of the Florida Fund in a Qualifying Portfolio (i.e. a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund).

         26. No Fund may purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, member or director of the Trust or any investment adviser of the Trust owns beneficially more than -1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, members and directors owning more than -1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

         27. No Fund may invest in interests in oil, gas or other mineral exploration or development programs. No Fund may invest in oil, gas or mineral leases.

The following investment limitations with respect to the Pennsylvania Fund may be changed by the Trust's Board of Trustees without shareholder approval:

         28. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

         29. Write or purchase puts, calls, options, warrants or combinations thereof, except that the Fund may purchase securities subject to a stand-by commitment.

         30. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, member or director of the Trust or any investment adviser of the Trust owns beneficially more than -1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, members and directors owning more than -1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

         31.      Invest in companies for the purpose of exercising control.

         32. Invest more than 15% of the value of its net assets in illiquid securities.

Municipal Securities purchased by the Funds will consist primarily of issues which are rated at the time of purchase within the four highest rating categories assigned by S&P or Moody's or unrated instruments determined by Fleet to be of comparable quality. Municipal Securities rated within the four highest rating categories assigned by S&P ("AAA," "AA," "A" and "BBB") or Moody's ("Aaa," "Aa," "A" and "Baa") are considered to be investment grade. Municipal Securities rated in the lowest of the four highest rating categories assigned by S&P or Moody's are considered to have speculative characteristics, even though they are of investment grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade Municipal Securities. Such Municipal Securities will be purchased (and retained) only when the Advisor believes the issuers have an adequate capacity to pay interest and repay principal. If the ratings of a particular Municipal Security purchased by a Fund are subsequently downgraded below the four highest ratings categories assigned by S&P or Moody's, such factor will be considered by the Advisor in its evaluation of the overall merits of that Municipal Security, but such ratings will not necessarily result in an automatic sale of the Municipal Security unless the Municipal Security, together with any other securities held by the Fund that are rated below investment grade, exceed 5% of the Fund's net assets. Under normal market and economic conditions, at least 65% of each Fund's total assets will be invested in Municipal Securities rated in the three highest rating categories assigned by S&P or Moody's. See Appendix I to Part 2 of this Statement of Additional Information for a description of S&P's and Moody's rating categories.

Although no Fund presently intends to do so on a regular basis, each Fund may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues on similar projects if such investment is deemed necessary or appropriate by the Advisor. To the


                                       h
extent that a Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the particular risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

Among other instruments, the Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, commercial paper, construction loan notes and other forms of short-term loans that, with respect to the Intermediate Tax Exempt Fund, Connecticut Fund, Florida Fund and Massachusetts Fund, are rated in the two highest rating categories assigned by a rating agency with respect to such instruments or, if unrated, determined by the advisor to be of comparable quality. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds to the extent consistent with the limitations set forth in the Prospectuses.

Investments in private activity bonds will not be treated as investments in Municipal Securities for purposes of the 80% requirement mentioned above and, under normal conditions, will not exceed 20% of a Fund's total assets when added together with any taxable investments held by the Fund.

The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

Each Fund may purchase restricted securities, which are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under the federal securities laws. Certain restricted securities may be considered liquid pursuant to guidelines established by the Board of Trustees. To the extent restricted securities are deemed illiquid, each Fund will limit its purchase, together with other securities considered to be illiquid, to 15% of its net assets.

Each Fund currently expects that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of the value of a Fund's total assets absent unusual market conditions. In the event a Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of the Advisor to manage the Fund might be adversely affected. The Funds do not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of their investment objectives.

A Fund will not invest more than 10% of its total assets in asset-backed securities.

Each of the Intermediate Tax Exempt Fund, Connecticut Fund, Florida Fund and Massachusetts Fund may also invest in mortgage-backed securities not issued by governmental issuers which are rated in one of the top three rating categories by S&P, Moody's or Fitch Ratings, or if unrated, determined by the Advisor to be of comparable quality.

Each Fund will only enter into repurchase agreements with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by the Advisor. None of the Funds will enter into repurchase agreements with the Advisor or any of its affiliates. Investments by the Funds in repurchase agreements will be, under normal market conditions, subject to such Fund's 20% overall limit on taxable obligations.

Each of the Intermediate Tax Exempt Fund, Connecticut Fund, Florida Fund and Massachusetts Fund may write covered call options provided that the aggregate value of such options does not exceed 10% of such Fund's net assets as of the time such Fund enters into such options. These Funds may write covered call options for hedging purposes only and will not engage in option writing strategies for speculative purposes.

Each of the New Jersey Fund, New York Fund and Rhode Island Fund may purchase and sell municipal bond index futures contracts as a hedge against changes in market conditions. Each of these Funds may also enter into contracts for the future delivery of fixed income securities commonly know as interest rate futures contracts. These Funds will not engage in futures transactions for speculation, but only to hedge against changes in the market values of securities which the Funds hold or intend to purchase. Each of these Funds will limit its hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets after taking into account any unrealized profits and unrealized losses on the Fund's open contracts. In addition, no more than one-third of each of these Fund's total assets may be covered by such contracts.

Subject to applicable laws, each of the Intermediate Tax Exempt Fund, Connecticut Fund, Massachusetts Fund and Florida Fund may enter into bond and interest rate futures contracts and, for hedging purposes only, purchase and write options on futures contracts. These Funds intend to use futures contracts only for bona fide hedging purposes.

The New Jersey Fund, New York Fund and Rhode Island Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method.

Because the Intermediate Tax Exempt Fund, Connecticut Fund, Florida Fund and Massachusetts Fund may buy and sell securities denominated in currencies other than the U.S. dollar, these Funds from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. These Funds also may engage in currency swaps.

The Connecticut Fund, Florida Fund, Massachusetts Fund and Intermediate Tax Exempt Fund may invest in securities issued by other investment companies and foreign investment trusts. Each of these Funds may also invest up to 5% of its total assets in closed-end investment companies that primarily hold securities of non-U.S. issuers.

The Pennsylvania Fund may invest up to 10% of its total assets in securities issued by other open-end or closed-end investment companies. In addition, certain investment companies may issue securities that are considered structured securities. See "Structured Investments" in Part 2 of this SAI. Investments in closed-end investment companies may involve the payment of substantial premiums above the net asset value of the securities issued by such investment companies.

Except as stated otherwise, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

Each Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations, as set forth in the Prospectuses and this SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act.


STATE FISCAL CONDITIONS

For those Funds other than the Intermediate Tax Exempt Fund, the value of each Fund's shares may be affected by factors pertaining to its state's economy (which may affect issuer tax revenues) and the ability of issuers to meet their obligations, and may fluctuate more widely than the value of shares of a portfolio investing in a number of different states. Payments of principal and interest on revenue bonds and industrial revenue bonds will depend on the economic condition of the specific revenue source, which could be affected by economic, political and demographic conditions in the relevant state.

CONNECTICUT. The following information is a brief summary of factors affecting the economies and financial strengths of the State of Connecticut, its municipalities and its political subdivisions and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the State of Connecticut that were available prior to the date of this SAI. The accuracy and completeness of the information contained in such offering statements have not been independently verified.

The ability of the issuers of Connecticut Municipal Securities to pay the principal and interest on their obligations may be impacted by a variety of factors relating to the economy of Connecticut and to the fiscal stability of issuers of Connecticut Municipal Securities. The latter may include such matters as the ability of issuers to raise sufficient tax and other revenues to meet their needs, the availability of aid from other governmental bodies, and the burdens that may be imposed on issuers by law or necessity. To the extent that the Fund invests in obligations that are not general obligations of their issuers, payments of principal and interest will depend on all factors affecting the revenue sources from which payments thereon are to be derived. The value of the obligations held by the Fund would be adversely affected not only by any actual inability of their issuers to pay the principal and interest thereon, but also by a public perception that such ability is in doubt.


Connecticut (sometimes referred to as the State) is highly urbanized, with a 2000 population density of 703 persons per square mile, as compared to 80 for the United States as a whole and 222 for the New England region. More than 80% of the population resides within the State's four largest metropolitan areas of Hartford, Waterbury, Bridgeport and New Haven. Per capita personal income of the State's residents, historically among the highest in the nation, increased in every year from 1991 to 2000, rising from $26,775 to $40,870. However, pockets of significant unemployment and poverty exist in several of the State's most important cities and towns.

Manufacturing has historically been of prime economic importance to Connecticut but has declined during the last decade. The State's manufacturing sector is diversified, with the construction of transportation equipment (primarily aircraft engines, helicopters and submarines) being the dominant industry, followed by fabricated metals, non-electrical machinery, and electrical machinery. As a result of a rise in employment in service-related industries and the decline in manufacturing employment, manufacturing accounted for only 15.49% of total non-agricultural employment in Connecticut in 2000. Defense-related business has represented a relatively high proportion of the manufacturing


                                       j
sector, but reductions in defense spending have considerably reduced this sector's significance in Connecticut's economy. The average annual unemployment rate in Connecticut decreased from 6.8% in 1991 to 2.3% in 2000 but rose to 3.6% for the first half of 2002.

At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the ten fiscal years ended June 30, 2001, the General Fund ran operating surpluses, based on the State's budgetary method of accounting, of approximately $110,200,000, $113,500,000, $19,700,000,
$80,500,000, $250,000,000, $262,600,000, $312,900,000, $71,800,000,
$300,400,000, and $30,700,000, respectively.

The State's adopted budget for the 2001-2002 fiscal year anticipated General Fund revenues of $11,894,100,000 and General Fund expenditures of $11,894,000,000, with an estimated surplus of $100,000. For the 2002-2003 fiscal year, the adopted budget anticipated General Fund revenues of $12,432,000,000 and General Fund expenditures of $12,431,400,000, with an estimated surplus of $600,000. As of September 30, 2001, the Comptroller estimated an operating deficit for the 2001-2002 fiscal year of $301,700,000. At a special session of the Connecticut General Assembly in November, 2001, called by the Governor to respond to the State's projected deficit for that year, legislation was enacted to reduce deficit projections below 1% of anticipated General Fund expenditures. However, tax collections in subsequent months were lower than earlier projected. On August 1, 2002, the Comptroller projected a deficit for the 2001-2002 fiscal year of $812,000,000. This deficit is expected to be met in part by a transfer of the $594,700,000 balance in the Budget Reserve Fund, and the issuance of Economic Recovery Notes to meet the remainder of the deficit has been authorized by the General Assembly. As of June 20, 2002, the Office of Policy and Management anticipated that the adopted budget for the 2002-2003 fiscal year would produce a gap of $590,000,000. On July 1, 2002, the Governor signed a bill passed at a special session of the General Assembly that was aimed at eliminating that gap through a combination of spending reductions and tax increases. Nevertheless, as of September 3, 2002, the Comptroller estimated a General Fund deficit for the 2002-2003 fiscal year of $361,407,000.

The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of October 15, 2001, the State had authorized direct general obligation bond indebtedness totaling $15,879,212,000, of which $13,703,922,000 had been approved for issuance by the State Bond Commission and $11,696,976,000 had been issued. As of August 6, 2002, net State direct general obligation bond indebtedness outstanding was $8,437,549,000.

In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the City of Waterbury and the Southeastern Connecticut Water Authority. As of October 15, 2001, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,005,700,000.

The State is obligated to various cities and towns under grant programs to fund certain school construction costs. As of June 30, 2001, the State's outstanding obligation was $1,277,000,000, and the Commissioner of Education estimated that future grant obligations might total $2,269,000,000.

The State's general obligation bonds are rated Aa3 by Moody's and AA by both Standard & Poor's and Fitch. As of August 22, 2002, Moody's and Standard & Poor's had each revised its credit outlook on such bonds from "stable" to "negative."

The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the State's Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) an action on behalf of all persons with traumatic brain injury who have been placed in certain State hospitals, and other persons with acquired brain injury who are in the custody of the Department of Mental Health and Addiction Services, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; (ii) litigation involving claims by Indian tribes and alleged Indian tribes to portions of the State's land area; (iii) an action by certain students and municipalities claiming that the State's formula for financing public education violates the State's constitution and seeking a declaratory judgment and injunctive relief; (iv) an action seeking to represent a class of certain Medicaid recipients, claiming that the Commissioner of the Department of Social Services fails to provide them adequate access to dental services and to adequately compensate providers of such services, and seeking declaratory and injunctive relief plus attorneys' fees and costs; (v) actions by several hospitals claiming partial refunds of taxes imposed on hospital gross earnings to the extent such taxes related to tangible personal property transferred in the provision of services to patients; (vi) an action against the State and its Attorney General by importers and distributors of cigarettes previously sold by their manufacturers seeking damages and injunctive relief relating to business losses alleged to result from the 1998 Master Settlement Agreement entered into by most states in litigation against the major domestic tobacco companies and challenging certain related so-called Non Participating Manufacturer statutes; (vii) an action seeking to represent a class of juveniles, claiming that the policy of strip searching all juveniles arriving at State detention centers is unconstitutional, and seeking damages, declaratory and injunctive relief, attorneys' fees, and costs; (viii) an action seeking to represent a class of adults, challenging the policy or practice of strip searching all adult inmates arriving at correctional centers, whether or not there is a reasonable suspicion of the presence of weapons or contraband, and seeking damages, declaratory and injunctive relief, attorneys' fees, and costs;
(ix) an action alleging that the Department of Mental Retardation violates federal laws by maintaining a waiting list for Medicaid services of Medicaid-eligible persons and by placing persons in quasi-institutional settings without allowing them to choose more integrated community settings, and seeking mandatory injunctive relief, attorneys' fees, and costs; and (x) two sales and use tax refund cases involving claims of exemption for purchases by aircraft manufacturers of certain property used by them in conducting certain research and development activities.


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As a result of litigation on behalf of black and Hispanic school children in the
City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. In 1998, the Superior Court ordered the State to show cause as to whether there had been compliance with the Supreme Court's ruling, and on March 3, 1999, it concluded that the State had complied but that the plaintiffs had not allowed the State sufficient time to take additional remedial steps. On December 28, 2000, the plaintiffs filed a motion seeking to have the Superior Court again monitor the State's compliance with the 1996 Supreme Court decision. A hearing was held in April, 2002, and briefs are scheduled to be filed in the fall of 2002. The fiscal impact of this matter might be significant but is not determinable at this time.

General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.


FLORIDA. The financial condition of the State of Florida may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities but also by entities that are not under the control of the State. Adverse developments affecting the State's financing activities, its agencies or its political subdivisions could adversely affect the State's financial condition.


The State's revenues increased from $39,670,035,000 for the fiscal year ended June 30, 2000 to $42,432,306,000 for the fiscal year ended June 30, 2001. The State's operating expenditures increased from $37,675,401,000 during the fiscal year ended June 30, 2000 to $40,405,334,000 during the fiscal year ended June 30, 2001. The revenue growth in the 2000-2001 fiscal year has been driven by the State's sales and use tax collections. The sales and use tax accounts for 64% of total revenue in fiscal year 2000-2001.



Revised general revenues estimates for the fiscal year ending June 30, 2002 were released from revenue estimating conferences held on September 13, 2001 to reflect the general slowing of the national economy and again on October 15, 2001 to include the impact from the September 11 terrorist attacks. The total reduction in general revenue estimates at that time totaled $1,317.5 million less than the original estimate used to develop 2001-02's appropriations, a 6.6% reduction. As of October 15, 2001, total revenues available for general fund appropriations in the current fiscal year were estimated at $19,361.7 million, approximately the amount of general revenue expended on appropriations in fiscal year 2001-01 ($19,245.2 million). With regard to the combined General Revenue/Working Capital Fund fiscal position for the fiscal year ending June 30, 2002, the estimate as of October 15, 2002, when combined with the other funds available, left a year-end projected budget shortfall of $928.5 million.



At a special session of the Florida legislature concluded on December 6, 2001, the legislature passed an appropriations bill which addressed the expected budget shortfall and revised the state's budget for the fiscal year ending June 30, 2002. The revised budget uses a combination of spending reductions, deferral of intangibles tax relief and transfers of moneys in trust funds and the working capital fund to balance the State's budget. The revised budget leaves the State with a Working Capital Fund balance estimated to be approximately $300 million as of June 30, 2002 and uses none of the $940 million of reserves maintained in the Budget Stabilization Fund.



The Revenue Estimating Conference convened on March 8, 2002, to reevaluate the general revenue estimates for the fiscal years ending on June 30, 2002 and 2003. The revised general revenue estimates for the fiscal year ending June 30, 2002 increased $428.9 million from $18,799.3 million to $19,228.2 million, or 2.28%. The increased general revenue estimate is attributable to higher than expected sales taxes and documentary stamp taxes and reflects a strengthening economy.



The revised revenue estimates from the March conference were used by the legislature to formulate the budget for the fiscal year 2002-03. The estimated general revenue available for appropriation for fiscal year 2002-03 is $638.8 million greater than estimated general revenue collections for the June 30, 2002 fiscal year, bringing the new total funds available for fiscal year 2002-03 to $20,746.3 million.



General revenue appropriations for fiscal year 2002-03 as passed by the Florida legislature totaled approximately $20.7 billion, to be funded from general revenue collections and $283.9 million in trust fund transfers. The Governor of Florida vetoed a total of $54.2 million in general revenue appropriations and $100 million in transfers to the General Revenue Fund. The projected Working Capital Fund balance at the end of fiscal year 2002-03 reflecting the vetoes is estimated at $51.2 million. The Working Capital Fund balance would increase by any general revenue collections exceeding the March 8, 2002 estimate for fiscal year 2001-02. A transfer of $18 million is expected to be made during fiscal year 2002-03 which will increase the Budget Stabilization Fund balance to $958 million.





The Constitution of the State of Florida limits the right of the State and its local governments to tax. The Constitution requires the State to have a balanced budget and to raise revenues to defray its operating expenses. The State may not borrow for the purpose of maintaining ordinary operating expenses, but may generally borrow for capital improvements.

An amendment to the Florida Constitution adopted in 1994 requires that state revenues in excess of an allowed amount plus a growth factor must be contributed to a Budget Stabilization Fund until this fund reaches a certain amount at which time the excess state revenues must be distributed to the taxpayers. The growth factor is the average annual rate of growth in the state personal income over the most recent 20 quarters times the amount of state revenue allowed under the Constitution for the prior fiscal year. Included among the categories of revenues that are exempt from this revenue limitation are revenues pledged to state bonds and other payments related to debt. A two-thirds vote of the Florida legislature can raise the amount of the limit on state revenues. It is difficult to predict the impact of this amendment on Florida state finances, especially since courts have not interpreted it extensively. To the extent that local governments traditionally receive revenues from the state


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which are subject to or limited by this Constitutional amendment, the further distribution of such state revenues may be adversely impacted by the amendment.


There are a number of methods by which the State of Florida may incur debt. The State may issue bonds backed by the State's full faith and credit to finance or refinance certain capital projects authorized by its voters. The total outstanding principal of State bonds pledging the full faith and credit of the State may not exceed 50% of the total tax revenues of the State for the two preceding fiscal years, excluding any tax revenues held in trust. The State also may issue certain bonds backed by the State's full faith and credit to finance or refinance pollution control, solid waste disposal and water facilities for local governments; rights-of-way acquisition and bridge construction; county roads; school districts and capital public education projects without voter authorization. Although these bonds are not subject to the above-referenced debt limitation, each program has debt service coverage tests which must be met prior to issuance. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State's authorities, agencies and instrumentalities. Payments of debt service on State bonds backed by the State's full faith and credit and State-guaranteed bonds and notes are legally enforceable obligations of the State. Revenue bonds to finance or refinance certain capital projects also may be issued by the State of Florida without voter authorization. However, revenue bonds are payable solely from funds derived directly from sources other than state tax revenues.



The State of Florida currently imposes, among other taxes, an ad valorem tax on intangible property and a corporate income tax. The Florida Constitution prohibits the levying of a personal income tax in excess of the amount which may be allowed to be credited towards any similar tax levied by the United States. Currently there is no Florida personal income tax. Certain other taxes the State of Florida imposes include: (i) an estate or inheritance tax which is limited by the State's Constitution to an amount not in excess of the amount allowed to be credited upon or deducted from federal estate taxes or the estate taxes of another state; (ii) and a 6% sales tax on most goods and certain services with an option for counties to impose up to an additional 1% sales tax on such goods and services. In addition, counties may assess various discretionary sales surtaxes within the county.


The Constitution reserves the right to charge an ad valorem tax on real estate and tangible personal property to Florida's local governments. All other forms of taxation are preempted to the State of Florida except as may be provided by general law. Motor vehicles, boats, airplanes, trailers, trailer coaches and mobile homes, as defined by law, may be subject to a license tax for their operation, but may not be subject to an ad valorem tax.

Under the Constitution, ad valorem taxes may not be levied in excess of the following millage upon the assessed value of real estate and tangible personal property: for all county purposes, ten mills; for all municipal purposes, ten mills; for all school purposes, ten mills; for water management purposes for the northwest portion of the State, .05 mills; for water management purposes for the remaining portion of the State, one mill; and for all other special districts a millage authorized by law and approved by referendum. When authorized by referendum, the above millage caps may be exceeded for up to two years. Counties, school districts, municipalities, special districts and local governmental bodies with taxing powers may issue bonds to finance or refinance capital projects payable from ad valorem taxes in excess of the above millage cap when approved by referendum. It should be noted that several municipalities and counties have charters that further limit either ad valorem taxes or the millage that may be assessed.

The Florida legislature has passed a number of mandates which limit or place requirements on local governments without providing the local governments with compensating changes in their fiscal resources. The Florida legislature enacted a comprehensive growth management act which forces local governments to establish and implement comprehensive planning programs to guide and control future development. This legislation prohibits public or private development that does not conform to the locality's comprehensive plan. Local governments may face greater requirements for services and capital expenditures than they had previously experienced if their locality experiences increased growth or development. The burden for funding these potential services and capital expenditures which has been left to the local governments may be quite large.

The Florida Constitution limits the assessed value of homestead real property for ad valorem tax purposes to the lower of (A) three percent (3%) of the assessed value for the prior year; or (B) the percentage change in the Consumer Price Index for the preceding calendar year. In addition, no such assessed value shall exceed "just value" and such just value shall be reassessed (notwithstanding the 3% cap) as of January 1 of the year following a change of ownership of the assessed real property.


Florida has grown dramatically since 1980 and as of April 1, 2001 ranked fourth nationally with an estimated population of 16.34 million. Florida's substantial population increases over the past few years are expected to continue. It is anticipated that corresponding increases in State revenues will be necessary during the next decade to meet increased burdens on the various public and social services provided by the State. Much of this growth is being funded by bonded revenues secured by the expanding real property tax base. As of 2000, real property values exceeded $1 trillion.



Although the national recession continues to negatively impact Florida's job market, the projected 2002 unemployment rate of 5.6 percent, up from 3.7 percent in 2001, was still lower than the rates Florida experienced during the 1990-1991 recession but is above the low of 3.5% realized in July and August 2000. Positive job growth continued in government, services, construction, finance, insurance and real estate industries. Despite slowing job growth, Florida was ranked number one among all states in both the number of jobs created and percentage job growth over the year. Government created the most new jobs and continued to grow the fastest over the year (up 2.2%). Services, Florida's largest industry, continued to grow a much slower pace of 0.6% since peaking at
6.2 percent in



                                       m

March 2000. Construction was the fastest growing major industry, with an annual growth rate of 1.2 percent, an additional 4,700 jobs.


Historically, Florida's total personal income has grown at rates similar to those of the U.S. and other southeastern states. From 1990 to 1999, Florida's total nominal personal income grew by 62% and per capita income expanded approximately 41%. For the nation, total and per capita personal income increased by 59% and 46% respectively.

Because the State has an older and proportionately greater retirement age population, property income (dividends, interest and rent) and transfer payments (social security and pension benefits among other sources of income) are major sources of income.


Tourism is one of Florida's most important industries. According to Visit Florida the direct support organization for the Florida Commission on Tourism, about 71.5 million people visited the State in 2000. According to the Florida Statistical Abstract, (University of Florida, Bureau of Economic and Business Research, 2001) during fiscal year ended June 30, 2001, the State licensed 4,744 hotels and motels with 382,873 total units. During the same period 36,068 food service establishments were licensed, with seating capacity of 3,265,168. Visitors to the State's public parks and recreation areas totaled 18,133,491 for fiscal year ended 2000-2001, a 8.2% increase over the prior year.



Florida's location lends itself to international trade and travel. The State's international merchandise trade (imports and exports) reached $73.9 billion in 2000, with such trade increasing an average of $2.4 billion per year from 1971-2000.



Transportation of goods and passengers is facilitated by Florida's integrated transportation system. The State has 116,442 miles of roads, 11 freight railroads with 2,888 miles of track, and AMTRAK passenger train service. There are 19 urban public transit systems, 2 fixed guideway transit systems and 760 airports, of which 128 are available for public use; 19 provide scheduled commercial service and 13 provide international service. Florida also has 14 deep water ports, 9 major shallow water ports, and 4 significant river ports, many of which are interconnected by the State's inland waterway system.



Florida has a moderate debt burden. As of June 30, 2001 full faith and credit bonds totaled $9.43 billion and revenue bonds totaled $8.87 billion for a total debt of $18.3 billion. Full faith and credit debt per capita was $574.97. In the 2000-2001 fiscal year, debt service as a percent of Governmental Fund expenditures was 1.8%. In recent years debt issuance for the State has been increasing.


The payment on most Florida Municipal Securities held by the Florida Fund will depend upon the issuer's ability to meet its obligations. If the State or any of its political subdivisions were to suffer serious financial difficulties jeopardizing their ability to pay their obligations, the marketability of obligations issued by the State or localities within the State, and the value of the Florida Fund's portfolio, could be adversely affected.

MASSACHUSETTS. The ability of the Massachusetts Fund to achieve its investment objective depends on the ability of issuers of Massachusetts Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Massachusetts Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Massachusetts and other factors specifically affecting the ability of issuers of Massachusetts Municipal Securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states. The ability of Massachusetts and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Massachusetts Municipal Securities may be affected from time to time by economic, political and demographic conditions within Massachusetts. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Massachusetts Municipal Securities may also affect that issuer's ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Massachusetts or a particular locality. Any reduction in the actual or perceived ability of an issuer of Massachusetts Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other Massachusetts Municipal Securities as well.

NEW JERSEY. The New Jersey Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New Jersey Municipal Securities to meet their continuing obligations for the payment of principal and interest. Since the Fund invests primarily in New Jersey Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of New Jersey and other factors specifically affecting the ability of issuers of New Jersey Municipal Securities to meet their obligations.

The State of New Jersey generally has a diversified economic base consisting of, among others, commerce and service industries, selective commercial agriculture, insurance, tourism, petroleum refining and manufacturing, although New Jersey's manufacturing industry has experienced a downward trend in the last few years. New Jersey is a major recipient of federal assistance and, of all the states, is among the highest in the amount of federal aid received. Therefore, a decrease in federal financial assistance may adversely affect the financial condition of


                                       n

New Jersey and its political subdivisions and instrumentalities. While New Jersey's economic base has become more diversified over time and thus its economy appears to be less vulnerable during recessionary periods, a recurrence of high levels of unemployment could adversely affect New Jersey's overall economy and the ability of New Jersey and its political subdivisions and instrumentalities to meet their financial obligations. In addition, New Jersey maintains a balanced budget which restricts total appropriation increases to only 5% annually with respect to any municipality or county. This balanced budget plan may adversely affect a particular municipality's or county's ability to repay its obligations.


As of January 28, 2002 the State of New Jersey was experiencing a significant revenue decline in fiscal 2002 compared to originally budgeted figures and is expected to exceed original budgetary spending authority by virtue of supplemental appropriations approved since budget adoption. These two factors combined will produce a $2.9 billion shortfall in the fiscal 2002 operations of the State. Total revenues are expected to be nearly $2.5 billion below original estimates. The tragic events of September 11, 2001, as well as a slowing economy contributed to this revenue decline. In addition, the fiscal year 2002 budget assumed a 7% revenue growth which has not been realized. Supplemental appropriations have amounted to $463 million since July 1, 2001 that were not included in the original Fiscal Year 2002 Appropriations Act. The Governor expects to present to the Legislature a complete plan to address the fiscal year 2002 budgetary shortfall and bring this budget back into balance. For fiscal 2003, revenue growth is expected to only be sufficient to cover the effect of the utilization of one-time revenues in fiscal 2002. Constitutional and statutory growth in many State appropriations, when coupled with the lack of overall revenue growth, may produce between a $5 and $6 billion shortfall next year. However, the administration is actively analyzing all fiscal 2002 budgetary solutions and quantifying their impact on the fiscal 2003 budget and is again aggressively seeking all possible revenue sources and budgetary reductions to close the shortfall in fiscal 2003. To the extent that any adverse conditions exist in the future which affect the obligor's ability to repay debt, the value of the New Jersey Fund may be immediately and substantially affected.


The State of New Jersey and its political subdivisions, agencies and public authorities are authorized to issue two general classes of indebtedness: general obligation bonds and revenue bonds. Both classes of bonds may be included in the Fund's portfolio. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuer, backed by the issuer's taxing authority, without recourse to any special project or source of revenue. Special obligation or revenue bonds may be repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and generally are issued by entities without taxing power. Neither the State of New Jersey nor any of its subdivisions is liable for the repayment of principal or interest on revenue bonds except to the extent stated in the preceding sentences.

General obligation bonds of the State are repaid from revenues obtained through the State's general taxing authority. An inability to increase taxes may adversely affect the State's ability to authorize or repay debt.

Public authorities, private non-profit corporations, agencies and similar entities of New Jersey ("Authorities") are established for a variety of beneficial purposes, including economic development, housing and mortgage financing, health care facilities and public transportation. The Authorities are not operating entities of the State of New Jersey, but are separate legal entities that are managed independently. The State oversees the Authorities by appointing the governing boards, designating management, and by significantly influencing operations. The Authorities are not subject to New Jersey constitutional restrictions on the incurrence of debt, applicable to the State of New Jersey itself, and may issue special obligation or private activity bonds in legislatively authorized amounts.

An absence or reduction of revenue will affect a bond-issuing Authority's ability to repay debt on special obligation bonds and no assurance can be given that sufficient revenues will be obtained to make such payments, although in some instances repayment may be guaranteed or otherwise secured.

Various Authorities have issued bonds for the construction of health care facilities, transportation facilities, office buildings and related facilities, housing facilities, pollution control facilities, water and sewage facilities and power and electric facilities. Each of these facilities may incur different difficulties in meeting its debt repayment obligations. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislatures to limit the costs of health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there are several proposals pending on a federal and state level concerning health care which may further affect a hospital's debt service obligation.

Housing facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of federal or state subsidies, while power and electric facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

Some entities which financed facilities with proceeds of private activity bonds issued by the New Jersey Economic Development Authority, a major issuer of special obligation bonds, have defaulted on their debt service obligations. Because these special obligation bonds were repayable only from revenue received from the specific projects which they funded, the New Jersey Economic Development Authority was unable to repay the debt service to bondholders for such facilities. Each issue of special obligation bonds, however, depends on its own revenue


                                       o
for repayment, and thus these defaults should not affect the ability of the New Jersey Economic Development Authority to repay obligations on other bonds that it issues in the future.


Certain litigation is pending against the State in which the State has a potential for either a significant loss of revenue or a significant unanticipated expenditure including as of June 12, 2003, suits relating to the following matters: (i) representatives of the trucking industry have filed a constitutional challenge to annual hazardous and solid waste licensure renewal fees; (ii) several suits have been filed against the State to compel the State to close the spending gap between poor urban school districts and wealthy rural school districts and state actions have resulted therefrom which are also under review; (iii) a suit has been filed against the State alleging that the State committed a regulatory taking of property in the City of Cape May; (iv) a class action filed against the State alleging the State failed to protect children in the custody of the Division of Youth and Family Services; (v) several cases have been filed by State hospitals with respect to Medicaid hospital reimbursement that challenge the State's compliance with Federal regulations and the correctness of reimbursement rates (this Chapter 11 case commenced when United Hospital closed and demanded that the bankruptcy court take jurisdiction of and decide certain Medicaid reimbursement matters pending in New Jersey administrative proceedings or the New Jersey appellate courts); (vi) several plaintiffs have filed a complaint seeking damages and injunctive relief on constitutional grounds on behalf of individuals who did not obtain an increase in welfare benefits under the "family cap" provisions of the State Work First New Jersey Act; (vii) a class action with respect to benefits under the Police & Firemen Retirement System for people who retired prior to 1991; and (viii) a suit challenging the constitutionality of various state bond statutes.


Although the New Jersey Fund generally intends to invest its assets primarily in New Jersey Municipal Securities rated within the four highest rating categories assigned by S&P or Moody's, there can be no assurance that such ratings will remain in effect until such obligations mature or are redeemed or will not be revised downward or withdrawn. Such revisions or withdrawals may have an adverse affect on the market price of such securities.

Although there can be no assurance that such conditions will continue, the State's general obligation bonds are currently rated "AA+" by S&P and "Aa1" by Moody's.


NEW YORK. Some of the significant financial considerations relating to the New York Fund's investments in New York Municipal Securities are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Securities that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

The State of New York's most recent fiscal year began on April 1, 2002 and ended on March 31, 2003. The most recent published Update to the Annual Information Statement was dated August 9, 2002.

Special Considerations. The September 11, 2001 terrorist attacks in New York City and the lingering effects of the national recession are expected to have continued adverse consequences for the State. The Division of the Budget ("DOB") believes their impact is adequately reflected in the current financial forecast, but the combined effect of both factors adds significant uncertainty to the State's Financial Plan estimates.

Another uncertainty is the assumed performance of the financial sector. The securities industry is more important to the New York economy than to the national economy as a whole, amplifying the impact of continued volatility in the financial markets. A further reduction in financial sector jobs coupled with a large negative change in stock market performance during the forecast horizon would result in wage and unemployment levels that are significantly different from those embodied in the current forecast.

The financial services sector is an important contributor to the State's economy and revenue structure. The persistent steady decline in the equity markets over the last several months substantially increases the risk of revenue losses in excess of those forecast in the current State Financial Plan. However, at this juncture, it is too early to predict with confidence the impact of current market stress on 2002-03 receipts.

The State receives a substantial portion of tax receipts from the income and profits of financial service employees and companies. In addition, taxable income of State taxpayers is affected by the value of equities in the form of reported capital gains on stock transactions. Although DOB is forecasting a significant decline in financial sector profits for 2002 and in capital gains realizations for fiscal year 2002-03, recent events suggest that actual results are likely to be even lower than expected. However, both bonus income and capital gains realizations have historically been subject to a large degree of variation. Accordingly, given the current heightened level of market uncertainty, it is not possible at this point in the fiscal year to predict the revenue impact of current market conditions on 2002-03 receipts.


                                       p

                  In addition to the recent terrorist attacks in New York City, many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

                  Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with the recent strength of State personal income tax receipts, are finance sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. DOB is forecasting a significant decline in financial sector profits for 2002. DOB also expects that the decline in equity values observed since early 2000, combined with the recent decline in the average holding period for equities, will produce a decline in capital gains realizations for this year. However, both bonus income and capital gains realizations have historically been subject to a large degree of variation and could fall substantially below expectations.

                  An ongoing risk to the State Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The Financial Plan assumes no significant federal disallowances or other federal actions that could adversely affect State finances.

                  In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against such risks, the State is maintaining a total of $716 million in General Fund reserves.

                  State Economy. As expected, the World Trade Center terrorist attacks had an even more devastating impact on the State economy than on the national economy as a whole. As a result, the State economy could remain in recession even after the initiation of a recovery for the nation overall. Employment is expected to decline by 0.8 percent in 2002, following a 0.5 percent decline in 2001. Wages and salaries are expected to show an increase of
2.4 percent for 2001, followed by a decline of 1.5 percent for 2002 due to weakness in securities industry profits in the first quarter of 2002. Total State personal income, of which wages and salaries are the largest component, is projected to grow 0.5 percent in 2002, following growth of 2.9 percent for 2001.

                  The risks to the New York forecast are substantial. Weaker than expected growth for both the national and international economies could delay the onset of the State's recovery. This would result in even slower employment and income growth than projected. This decline, if it continues, could result in a large negative impact in underlying economic activity. Adverse developments in the equity markets have the potential to significantly disrupt economic activity in New York, given the prominence of financial services in the State's economy. In contrast, stronger national and international growth could result in an earlier recovery than projected. At the State level, the cleanup of the World Trade Center site has been completed and redevelopment is expected to commence shortly. As a result, employment growth could be stronger than projected. Financial sector activity remains the largest risk to the New York forecast. Wall Street compensation fell precipitously in early 2002. Continued weakness in this sector would have a deleterious impact on the State's prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact on the State's economy.

                  New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

                  Services: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

                  Manufacturing: Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating, and electrical equipment products are located in the upstate region.

                  Trade: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

                  Finance, Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

                  Agriculture: Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

                  Government: Federal, State and local governments together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local


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


governments. Public education is the source of nearly one-half of total State and local government employment.

                  State Budget. The State Constitution requires the Governor of New York ("Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

                  State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03. The 2002-03 Financial Plan projected budget gaps of $2.8 billion in 2003-04 and $3.3 billion in 2004-05.

                  Four governmental fund types comprise the State Financial
Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards Board.

                  General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2002-03 fiscal year, the General Fund is expected to account for approximately 42 percent of All Governmental Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

                  Total General Fund receipts, including transfers from other funds, are projected to total $39.90 billion in fiscal year 2002-03, a decrease of $1.25 billion from 2001-02. This total includes $35.08 billion in tax receipts, $2.15 billion in miscellaneous receipts, and $2.67 billion in transfers from other funds. The transfer of $1.68 billion in resources through the tax refund reserve account from fiscal year 2001-02 to fiscal year 2002-03 has the effect of exaggerating the change in State receipts from year to year by depressing 2001-02 figures and increasing 2002-03 projections.

                  The year-to-year decline in receipts is caused primarily by the economic dislocation caused by the terrorist attacks of September 11, the national recession, the decline in equity markets, and the drop in compensation paid to financial service workers. Personal income tax payments associated with the 2001 tax year are significantly below 2000 levels, with associated impacts on final payments and refunds.

                  General Fund disbursements, including transfers to other funds, are projected to total $40.21 billion for 2002-03, an annual decrease of $1.01 billion from the 2001-02 fiscal year. All Governmental Funds spending for 2002-03 is projected to be $89.56 billion, consisting of $59.35 billion in State-supported spending and $30.21 billion in federal aid. This represents an increase of $5.08 billion or 6.0 percent for 2001-02 (after excluding federal World Trade Center "pass-through" disaster assistance funds to The City of New York and other localities).

                  The projected 2002-03 General Fund closing balance of $716 million consists of $710 million in the Tax Stabilization Reserve Fund (the State's "rainy day" fund) and $6 million in the Contingency Reserve Fund (the State's litigation reserve).

                  The 2002-03 General Fund balance excludes amounts on deposit in the refund reserve account. The State had a balance of $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year and projects to have a balance of $427 million on deposit at the end of 2002-03 (a decline of $1.25 billion from 2001-02). A portion of these reserves ($1.1 billion) are expected to be used to help balance the Financial Plan by replacing revenues lost in the aftermath of the World Trade Center terrorist attacks. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one fiscal year to the next. Changes to the refund reserve impact the level of reported personal income tax receipts.

                  Over the next several years, a substantial amount of federal aid is projected to flow through the State to localities for disaster response and reconstruction activities related to the World Trade Center attacks. The Financial Plan estimated that federal "flow-through" disaster aid totaled $569 million in 2001-02 and is projected to total $2.76 billion in 2002-03 as recovery and rebuilding efforts reach full capacity. Nearly all of the federal disaster aid is expected to flow from the Federal Emergency Management Agency through the State Emergency Management Office (SEMO) to New York City and other localities affected by the terrorist attacks. This "flow-through" spending is not counted in the All Governmental Funds Financial Plan.

                  The All Governmental Funds Financial Plan does include State spending for World Trade Center costs of $330 million in 2002-03. Unlike the flow-through aid, these projected disbursements in the Financial Plan finance State government activities. Most of this spending is supported by Federal funds ($306 million) which will finance, among other things, payments to the victims of the attack, State Police and Division of Military and Naval Affairs staffing costs directly related to the terrorist attacks, expanded counseling and trauma services, and infrastructure repairs.

                  Special Revenue Funds. Total disbursements for programs supported by Special Revenue Funds are projected at $43.20 billion, an increase of $5.51 billion or 14.6 percent over 2001-02 (excluding federal "flow-through" aid). Special Revenue Funds, which include Federal grants and State Special Revenue Funds, comprise 50 percent of the All Governmental Funds Financial Plan.

                  Capital Projects Funds. Spending from Capital Projects Funds in 2002-03 is projected at $5.29 billion, an increase of $977 million or 22.7 percent from last year. The

                                       r
increase will primarily support capital investments to promote economic development ($340 million), transportation ($291 million), and education ($210 million).

                  Debt Service Funds. Spending from Debt Service Funds is estimated at $3.56 billion in 2002-03, a decrease of $592 million or 14.3 percent from 2001-02. The decrease is primarily attributable to the use of $500 million in Debt Reduction Reserve Fund (DRRF) monies during 2001-02 (which technically is shown as an increase in debt service spending in that year), savings in 2002-03 generated from the use of DRRF to reduce debt and debt service costs, the use of lower-cost State Personal Income Tax Revenue Bonds, and the impact of legislation that will enhance the State's ability to manage its bond portfolio and reduce borrowing costs.

                  The historical financial results for the prior three fiscal years are presented below.

                  2001-02 Fiscal Year. The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the Tax Stabilization Reserve Fund ("TSRF") (after a deposit of $83 million in fiscal year 2001-02), $157 million in the Contingency Reserve Fund ("CRF"), $159 million in the Community Projects Fund ("CPF"), and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

                  General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3 percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion. General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) from the 2000-01 fiscal year.

                  2000-01 Fiscal Year. The State ended its 2001-01 fiscal year on March 31, 2001 in balance on a cash basis with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion, a decrease of $69 million from the 1999-2000 fiscal year. Of this balance, $627 million was held in the TSRF (after a deposit of $80 million in fiscal year 2000-01), $150 million in the CRF, $292 million in the CPF, and $29 million in the Universal Pre-kindergarten Fund.

                  The closing fund balance excluded $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The State retained $2.65 billion of the $3.52 billion balance for reserves, with $2.4 billion set aside for economic uncertainties and $250 million deposited into the Debt Reduction Reserve Fund in 2001-02. The remaining balance of $865 million was comprised of $293 million in resources to pay for costs incurred in 2000-01 but disbursed in 2001-02, $521 million from the Local Government Assistance Corporation ("LGAC") that was used to pay tax refunds during fiscal year 2001-02 and $51 million in additional funds used to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

                  The 2000-01 General Fund closing balance also excluded $1.2 billion that was on deposit in the School Tax Relief ("STAR") Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the Debt Reduction Reserve Fund ("DRRF") for debt reduction in fiscal year 2001-02.

                  General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 million (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.

                  1999-00 Fiscal Year. The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

                  The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

                  The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

                  General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

                  Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the



                                       s

Debt Reform Act of 2000 (the "Debt Reform Act") imposes statutory limitations on new State-supported debt outstanding, which apply to general obligations bonds as well as other State-supported bonds issued on and after April 1, 2000. The State Constitution also provides that general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, and beginning not more than one year after issuance of such bonds. General obligation housing bonds must be paid within 50 years after issuance, commencing no more than three years after issuance. However, the Debt Reform Act of 2000 limits the maximum term of State-supported bonds, including general obligation bonds, to thirty years.

                  The Debt Reform Act implemented statutory initiatives intended to improve the State's borrowing practices. The Debt Reform Act imposes phased-in caps on new debt outstanding and new debt service costs. The Act also limited the use of debt to capital works and purposes only.

                  The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts on 2000-01 and is gradually increasing until it is fully phased at 5 percent in 2013-14.

                  The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt services costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

                  Pursuant to the provisions of the Debt Reform Act, the first calculation of the Debt Reform Act's limitations was reported in the Financial Plan Update most proximate to October 31, 2001. On November 8, 2001, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 then outstanding at 0.39 percent of personal income and debt service on such debt at 0.09 percent of total governmental receipts. The DOB expects that debt outstanding and debt service costs for the 2002-03 fiscal year will also be within the statutory caps.

                  The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). The State has never been called upon to make any direct payments pursuant to any such guarantees. Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

                  In 2001, legislation was enacted to provide for the issuance by certain State authorities of State Personal Income Tax Revenue Bonds, which are expected to become the primary financing vehicle for a broad range of State-supported debt programs authorized to be secured by service contract or lease-purchase payments. These State Personal Income Tax Revenue Bonds are expected to reduce borrowing costs by improving the marketability and creditworthiness of State-supported obligations and by permitting the consolidation of multiple bonding programs to reduce administrative costs.

                  The legislation provides that 25 percent of personal income tax receipts (excluding refunds owed to taxpayers and deposits to the School Tax Relief Fund) be deposited to the Revenue Bond Tax Fund for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the bonds, the legislation requires that personal income tax receipts continue to be deposited to the Revenue Bond Tax Fund until amounts on deposit in the Fund equal the greater of 25 percent of annual personal income tax receipts or $6 billion.

                  The State issued its first State Personal Income Tax Revenue Bonds (in an aggregate principal amount of $225 million) on May 9, 2002.

                  The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

                  On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds. On March 10, 2000, S&P assigned



                                        t
its A+ rating on New York State's long-term general obligations. On December 19, 2000, S&P assigned its AA rating on New York State's long-term general obligations.

                  On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations. In June 2000, Moody's revised its outlook on the State's general obligations from stable to positive.

                  New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

                  Litigation. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2002-03 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.

                  Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) the validity of certain provisions of State gaming law; (4) a challenge to the Governor's application of his constitutional line item veto authority; (5) a challenge to the funding for New York City public schools; (6) a challenge as to the adequacy of the shelter allowance granted to recipients of public assistance and (7) the Governor seeking a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills violated the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other bills prior to taking action on the appropriation bills submitted by the Governor.

                  Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2002-03 Financial Plan. The State believes that the proposed 2002-03 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2002-03 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2002-03 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2002-03 Financial Plan.

                  Although other litigation is pending against New York State, except as described herein, no current material litigation involves New York State's Constitutional or statutory authority to contract indebtedness, issue its obligations, or pay such indebtedness when due, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

                  On November 23, 1998, the attorneys general for 46 states (including New York) entered into a master settlement agreement ("MSA") with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.

                  Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

                  Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

                  For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes



                                       u
general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

                  New York City and Other Localities. The fiscal health of the State may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to the city's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the city, to market their securities successfully in the public credit markets.

                  On September 11, 2001, two hijacked passenger jetliners flew into the world Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center, and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery efforts were completed on May 30, 2002.

                  Recovery, cleanup, and repair efforts will result in substantial expenditures. The U.S. congress passed emergency legislation that authorized $40 billion for disaster assistance, increased security costs, and the rebuilding of infrastructure systems and other public facilities, and disaster recovery and related activities. Congress and the President have already appropriated over $10 billion of this amount for disaster assistance in New York, Pennsylvania and Virginia. The President has submitted a bill to congress that would bring the total commitment of federal disaster assistance for New York to $21.4 billion. In addition, the State legislature increased the financing capacity of the New York City Transitional Finance authority (TFA) by $2.5 billion to fund recovery costs, and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or federal aid received on account of the disaster.

                  On March 9, 2002, the President signed nationwide stimulus legislation that includes $5.5 billion toward the $21.4 billion commitment, in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, provide a bonus 30 percent depreciation deduction, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York city, and increase the small business expensing limit.

                  The City is seeking to be reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.

                  The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.

                  In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

                  On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds.

                  Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable. In August 2000, Moody's upgraded approximately $26 billion of the City's general obligations from A3 to A2.

                  On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City's general obligation bonds have not been downgraded by Fitch IBCA.

                  In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

                  Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

                  For its 2001 fiscal year (ending June 30, 2001), the City had an operating surplus of $2.9 billion before discretionary and other transfers, and achieved balanced operating results after discretionary and other transfers, in accordance with GAAP. Preliminary results indicate that the City ended 2001-02 with a $677 million surplus in accordance with GAAP. Prior to its gap-closing program, the City projected a $4.8 billion budget gap for fiscal year 2003, and even larger gaps in subsequent years. The City's June Financial Plan, which incorporates the enacted budget for 2002-03, includes gap-closing actions that balance the 2002-03 budget. The gap-closing program includes resources from agency actions and anticipates actions to he taken by the federal and State governments and the municipal unions. The budgets for fiscal years 2002 and 2003 also include nearly $2 billion in bond proceeds from the TFA to cover a portion of the costs and revenue losses related to the September 11 attack on the World Trade Center. The gaps for fiscal years 2003-04 through 2005-06 are currently projected by the City at $3.7 billion, $4.2 billion, and $4.6 billion, respectively, after such actions.

                  The City's gap estimates assume a 4 percent loss in pension fund assets in 2002-03; losses in excess of 3 percent would require the City to make pension expenditures in excess of budgeted amounts. The gaps do not include any potential wage increases for police officers and firefighters beyond those negotiated with the unions representing other uniformed employees or wage increases for any employees beyond the current round of collective bargaining that generally ended June 30, 2002.

                  On July 18, 2002, the Mayor announced he was reserving 7.5 percent of City funding and requiring agencies to implement programs to accommodate this reduction on an annually recurring basis. The approximately $1 billion in reduced City spending would provide an available reserve if required in 2002-03, but is primarily intended as a first step toward addressing the substantial projected gaps in 2003-04 and thereafter.

                  New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.



                                       w

                  The projections set forth in the City's Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

                  To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs. In recent years, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. The City expects that these actions will provide sufficient financing capacity to continue its capital program through City fiscal year 2011.

                  The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

                  Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.

                  Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

                  From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.


PENNSYLVANIA. The following information is a brief summary of factors affecting the economies and financial strengths of the Commonwealth of Pennsylvania, its municipalities and its political subdivisions and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the Commonwealth of Pennsylvania that were available prior to the date of this SAI. The accuracy and completeness of the information contained in such offering statements have not been independently verified.

The ability of the issuers of Pennsylvania Municipal Securities to pay the principal and interest on their obligations may be impacted by a variety of factors relating to the economy of Pennsylvania and to the fiscal stability of issuers of Pennsylvania Municipal Securities. The latter may include such matters as the ability of issuers to raise sufficient tax and other revenues to meet their needs, the availability of aid from other governmental bodies, and the burdens that may be imposed on issuers by law or necessity. To the extent that the Fund invests in obligations that are not general obligations of their issuers, payments of principal and interest will depend on all factors affecting the revenue sources from which payments thereon are to be derived. The value of the obligations held by the Fund would be adversely affected not only by any actual inability of their issuers to pay the principal and interest thereon, but also by a public perception that such ability is in doubt.


Pennsylvania's economy, historically has been dependent on heavy industry but has diversified into the service sector, including trade, medical and health services, education, and financial institutions. Agricultural industries continue to be an important part of the economy. Pennsylvania's workforce is estimated at 5.7 million people, ranking as the sixth largest labor pool in the nation. The high level of education embodied in the Commonwealth's work force fosters a wide variety of employment capabilities with the Commonwealth's basic and higher education statistics comparing favorably with other states in the nation.


The Commonwealth is highly urbanized. Of the Commonwealth's 2001 mid-year population estimate, 79 percent resided in the 15 Metropolitan Statistical Areas ("MSAs") of the Commonwealth. The largest MSAs in the Commonwealth are those that include the cities of Philadelphia and Pittsburgh, which together contain almost 44 percent of the Commonwealth's total population. The population of Pennsylvania, the highest ever, 12.28 million people in 2001, according to the U.S. Bureau of the Census, represents a population growing slower than the nation with a higher portion than the nation or the region comprised of persons between 45 years and 65 years.


Non-agricultural employment in Pennsylvania over the ten years ending in 2001 increased at an annual rate of 1.2 percent, compared to a 1.6 percent rate for the Middle Atlantic region and 2.2 percent for the U.S. Non-manufacturing employment in Pennsylvania has increased in recent years and reached 84.4 percent of total employment by 2001. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 15.6 percent of 2001 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 2001, the services sector accounted for 33.4% of all non-agricultural employment while the trade sector accounted for 22.3 percent.



Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 1990s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 7.6 percent in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's annual unemployment rate to 4.7 percent in 2001. From 1997 through 2001, Pennsylvania's average annual unemployment rate was below the Middle Atlantic Region's average, but slightly higher than that of the United States. As of March 2002, the most recent month for which data is available, the seasonally adjusted unemployment rate for the Commonwealth was 5.6 percent.



Personal income in the Commonwealth for 2001 is $376.2 billion, an increase of
3.7 percent over the previous year. During the same period, national personal income increased at a rate of 3.2 percent. Based on the 2001 personal income estimates, per capita income for 2001 is at $30,617 in the Commonwealth as compared to per capita income in the United States of $30,271.



For the 2002 fiscal year, revenues are below an estimate through April 2002 by about 4.4% and may be $1.2 billion below for the year.



Commonwealth revenues (prior to reserves for tax refunds) are budgeted to total $20,361.1 an increase of 3.4 percent over fiscal year 2001 tax receipts. As of June 30, 2002, the General Fund had an unappropriated surplus of $137 million only because of the utilization of most of the Tax Stabilization Reserve Fund which had been accumulated during prior years. Utilization of this Fund offset revenue shortfalls due to the economic downturn in fiscal year 2002.


By law, the Governor must submit a balanced operating budget and while the General Assembly may change items, the Governor retains a line-item veto power. Total appropriations cannot exceed estimated revenues, also taking into account any deficit or surplus remaining from the previous year. A proposed fiscal year 2003 budget was submitted by the Governor to the General Assembly on February 5, 2002. The proposed budget recommended appropriations totaling $20.9 billion of Commonwealth funds against estimated revenues, net of tax refunds and proposed tax reductions of $20.6 billion. The $0.3 billion difference between estimated revenues and recommended appropriations is to be funded by a draw down of the anticipated $0.3 billion beginning balance. Achieving the projected fiscal year beginning balance is dependent upon the transfer of $550 million from the Tax Stabilization Reserve Fund in fiscal year 2002 recommended by the Governor. The Governor is also recommending


                                       y
the current annual tax rate reduction for the capital stock and franchise tax enacted in fiscal year 2001 be modified to a one-half mill rate reduction for tax years 2002 and 2003. Together with a proposed rise in the income limit to qualify for personal income tax forgiveness of income these proposed tax cuts total $103 million for the fiscal year.


Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including as of May 1, 2002, suits relating to the following matters:




In 1987, the Supreme Court of Pennsylvania held the statutory scheme for county funding of the judicial system to be in conflict with the Constitution of the Commonwealth, but it stayed judgment pending enactment by the legislature of funding consistent with the opinion. The Court appointed a special master to devise and submit a plan for implementation, and the special master recommended a four phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. Phase I involving the transfer of 165 county-level court administrators was implemented in the legislation enacted in 1999. The remainder of recommendation for later phases remains pending before the Supreme Court of the Pennsylvania.




On March 9, 1998 several residents of the City of Philadelphia along with the School District of Philadelphia and others brought suit in the United States District Court for the Eastern District of Pennsylvania against the Governor, The Secretary of Education and others alleging that the defendants are violating Title VI of the Civil Rights Act of 1964 in that the Commonwealth's system for funding public schools has the effect of discrimination on the basis of race. The district court dismissed the action, but in August 1999, the Third Circuit Court of Appeals reversed and remanded the case for further proceedings. On June 23, 2000, by agreement of the parties, the District Court stayed all proceedings and placed the case in civil suspense until approximately June 8, 2001. Since that time, the Governor of Pennsylvania and the Pennsylvania Secretary of Education together with the Mayor of Philadelphia entered into an agreement that resulted in the designation of the Philadelphia School District as distressed under the School Code. Prior to making that agreement the governmental plaintiffs and the defendants in Powell asked the District Court to stay all proceedings in the case until the end of October 2001. The non-governmental plaintiffs in Powell oppose the stay, and the District Court has yet to rule on the motion for stay. In the meantime, no other activity has occurred in the District Court.



PPG has challenged the constitutionality of the manufacturing exemption from the capital stock/franchise tax insofar as it limits the exemption for headquarter property and payroll attributable to manufacturing in Pennsylvania. By decision dated November 30, 2001, the Pennsylvania Supreme Court held that this limitation discriminates against interstate commerce and ordered the limitation be eliminated from the capital stock/franchise tax. Further, the Court directed the Commonwealth must forthwith provide a retrospective remedy to taxpayers (1) refunds for those taxpayers who were discriminated against by the unlawful that includes exemption, (2) additional assessments against those who benefited by the unlawful exemption, or (3) some combination of the two so long as any remedy does not discriminate against interstate commerce. The General Assembly enacted amendments to the Tax Reform Code of 1971, which presumptively cure the constitutional problem with the tax after January 1, 1999, but do not impact on the tax during the years involved in this litigation. PPG filed a petition for reconsideration which was denied on February 1, 2002. The retrospective remedy announced by the Commonwealth on April 29, 2002 appears to be revenue neutral.



In UNISYS CORP. v. COMMONWEALTH, Unisys challenged the statutory three-factor apportionment formula used for the apportionment of capital stock value in the franchise tax. In its decision on March 8, 1999, the court sustained the statute from the constitutional challenge but ruled in favor of the taxpayer on statutory grounds. The Commonwealth appealed this decision to the Pennsylvania Supreme Court and Unisys cross-appealed. Briefs were filed by both parties during 1999 and the Pennsylvania Supreme Court held oral argument in December 2000. The Court has yet to render a decision.



Twenty or more insurance companies have challenged the Department of Revenue's application of portions of the Life and Health Guarantee Association Act of 1982. The Act establishes a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuities contracts to insured Pennsylvania residents. In accordance with this funding mechanism, other insurance companies are assessed to provide the funds due to Pennsylvania residents insured



                                       z
from insurance companies which have become insolvent or are otherwise in default to its insureds. Because the assessed insurance companies are paying the insurance obligations of other companies, a provision was placed in the Act which allows assessed insurance companies to claim a credit against their gross premiums tax liability based on such assessments. The assessments on each company are broken into various categories including life insurance assessments, health insurance assessments, and annuity assessments, based on the type and amount of business each company transacts in Pennsylvania. Life and health insurance premiums have always been subject to the premiums tax and there is no dispute that companies may claim credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three-year period, 1992-1995. Some annuity considerations were subject to tax, others were not. After several changes of direction, the Department of Revenue decided to allow credits for assessments pain on taxable annuity considerations. Credits were not allowed for assessments paid on non-taxable annuities. There is no provision in the insurance law that restricts the credit to only the assessments paid on taxable annuities. Taxpayers want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward. Settlement negotiations continue and the matter is also being prepared for litigation. Estimates of refund potential vary widely, ranging from $50 million to $300 million.

Although there can be no assurance that such conditions will continue, the Commonwealth's general obligation bonds are currently rated AA by S&P and Aa2 by Moody's and Philadelphia's general obligation bonds are currently rated BBB by S&P and Baa1 by Moody's.

In recent years an authority of the Commonwealth of Pennsylvania Intergovernmental Cooperation Authority ("PICA"), has issued approximately $1.76 billion of special revenue bonds on behalf of the City of Philadelphia (the "City") to cover budget shortfalls, to eliminate projected deficits and to fund capital spending. As one of the conditions of issuing bonds on behalf of the City, PICA exercises oversight of the City's finances. The City is currently operating under a five year plan approved by PICA on May 1, 2001. PICA's power to issue further bonds to finance capital projects expired on December 31, 1994. PICA's authority to issue bonds to finance cash flow deficits expired on December 31, 1995, but its authority to refund existing debt will not expire. PICA had approximately $901.9 million in special revenue bonds outstanding as of June 30, 2001.

RHODE ISLAND. The ability of the Rhode Island Fund to achieve its investment objective depends on the ability of issuers of Rhode Island Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Rhode Island Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Rhode Island and other factors specifically affecting the ability of issuers of Rhode Island Municipal Securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states. The ability of Rhode Island and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Rhode Island Municipal Securities may be affected from time to time by economic, political and demographic conditions within Rhode Island. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Rhode Island Municipal Securities may also affect that issuer's ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Rhode Island or a particular locality. Any reduction in the actual or perceived ability of an issuer of Rhode Island Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the value of other Rhode Island Municipal Securities as well.


CONNECTICUT TAX CONSIDERATIONS

Dividends paid by the Connecticut Fund that qualify as exempt-interest dividends for federal income tax purposes are not subject to the Connecticut personal income tax imposed on resident and non-resident individuals, trusts and estates to the extent that they are derived from Connecticut Municipal Securities (as defined above). Other Fund dividends and distributions, whether received in cash or additional shares, are subject to this tax, except that, in the case of shareholders who hold their shares of the Fund as capital assets, distributions treated as capital gain dividends for federal income tax purposes are not subject to the tax to the extent that they are derived from obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law. Dividends and distributions paid by the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than any derived from Connecticut Municipal Securities, could cause liability for the net Connecticut minimum tax applicable to investors subject to the Connecticut personal income tax who are required to pay the federal alternative minimum tax. Dividends paid by the Fund, including those that qualify as exempt-interest dividends for federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax; however, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund's shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto. Shares of the Fund are not subject to property taxation by Connecticut or its political subdivisions.


FLORIDA TAX CONSIDERATIONS

The State of Florida does not currently impose an income tax on individuals. Thus, individual shareholders of the Florida Fund will not be subject to any Florida income tax on distributions received from the Fund. However, Florida does currently impose an income tax on certain corporations. Consequently, distributions may be taxable to corporate shareholders.


                                       aa

The State of Florida currently imposes an "intangibles tax" at the annual rate of 1 mill or 0.10% on certain securities and other intangible assets owned by Florida residents. The annual rate was recently reduced from 1.5 mill to 1 mill effective for tax years beginning after December 31, 2000. Every natural person is entitled to an exemption of the first $20,000 of the value of taxable property against the annual tax. Spouses filing jointly are entitled to a $40,000 exemption. These exemptions are scheduled to increase to $250,000 for single filers and to $500,000 for spouses filing jointly after July 1, 2003. Notes, bonds and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the United States Government, its agencies and certain U.S. territories and possessions (such as Guam, Puerto Rico and the Virgin Islands) as well as cash are exempt from this intangibles tax. If on December 31 of any year at least 90% of the net asset value of the portfolio of the Florida Fund consists solely of such exempt assets, then the Fund's shares will be exempt from the Florida intangibles tax payable in the following year.


In order to take advantage of the exemption from the intangibles tax in any year, it may be necessary for the Fund to sell some of its non-exempt assets held in its portfolio during the year and reinvest the proceeds in exempt assets including cash prior to December 31. Transaction costs involved in restructuring the portfolio in this fashion would likely reduce the Fund's investment return and might exceed any increased investment return the Fund achieved by investing in non-exempt assets during the year.

Outside the State of Florida, income distributions may be taxable to shareholders under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations or U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.


MASSACHUSETTS TAX CONSIDERATIONS
Distributions by the Massachusetts Fund to its shareholders are exempt from Massachusetts personal income taxation to the extent they are derived from (and designated by the Fund as being derived from) (i) interest on Massachusetts Municipal Securities (as defined above), (ii) capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities, or (iii) interest on U.S. Government obligations exempt from state income taxation. Distributions from a Fund's other net investment income and short-term capital gains will be taxable as ordinary income. Distributions from a Fund's net long-term capital gains will be taxable as long-term capital gains regardless of how long the shareholder has owned Fund shares. The tax treatment of distributions is the same whether distributions are paid in cash or in additional shares of the Fund. Shareholders should consult their tax advisers with respect to the Massachusetts tax treatment of capital gain distributions from each Fund.


Distributions by the Massachusetts Fund to corporate shareholders, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax. Fund shares are not, however, subject to property taxation by Massachusetts or its political subdivisions.

NEW JERSEY TAX CONSIDERATIONS
It is anticipated that substantially all dividends paid by the New Jersey Fund will not be subject to New Jersey personal income tax. In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey Municipal Securities (as defined above), or as interest or gain from direct U.S. Government obligations. Distributions by a "qualified investment fund" that are attributable to most other sources will be subject to the New Jersey personal income tax. Shares of the Fund are not subject to property taxation by New Jersey or its political subdivisions.

The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.


NEW YORK TAX CONSIDERATIONS
With respect to the New York Fund, exempt-interest dividends (as defined for federal income tax purposes), derived from interest on New York Municipal Securities (as defined above) will be exempt from New York State and New York City personal income taxes (but not corporate franchise taxes), provided the interest on such obligations is and continues to be exempt from applicable federal income taxes and New York State and New York City personal income taxes. To the extent that investors are subject to state and local taxes outside of New York State and New York City, dividends paid by the Fund will generally be taxable income for purposes thereof. Dividends and distributions derived from income (including capital gains on all New York Municipal Securities) other than interest on New York Municipal Securities described above are not exempt from bb

New York State and New York City taxes. Interest or indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal income tax purposes or for New York State or New York City personal income tax purposes.

PENNSYLVANIA TAX CONSIDERATIONS
Shareholders of the Pennsylvania Fund will not be subject to Pennsylvania personal income tax on distributions from the Fund attributable to interest income from Pennsylvania Municipal Securities held by the Fund. The exemption from Pennsylvania personal income tax also will extend to interest on obligations of the United States, its territories and certain of its agencies and instrumentalities (collectively, "Federal Securities"). In addition, shareholders of the Fund who are Philadelphia residents will not be subject to the Philadelphia School District net income tax on distributions from the Fund attributable to interest income from Pennsylvania Municipal Securities.

Distributions derived from investments other than Pennsylvania Municipal Securities and Federal Securities and distributions from net realized capital gains will be subject to the Pennsylvania personal income tax and the Philadelphia School District net income tax, except that distributions attributable to capital gains on investments held by the Fund for more than six months are not subject to the Philadelphia School District net income tax. Gain on the disposition of a share of the Pennsylvania Fund will be subject to Pennsylvania personal income tax and the Philadelphia School District net income tax, except that gain realized with respect to a share held for more than six months is not subject to the Philadelphia School District net income tax.

RHODE ISLAND TAX CONSIDERATIONS
The Rhode Island Fund has received a ruling from the Rhode Island Division of Taxation to the effect that distributions by it to its shareholders are exempt from Rhode Island personal income taxation and the Rhode Island business corporation tax to the extent they are derived from (and designated by the Fund as being derived from) interest earned on Rhode Island Municipal Securities (as defined above) or obligations of the United States. Distributions from the Fund's other net investment income and short-term capital gains will be taxable as ordinary income. Distributions from the Fund's net long-term capital gains will be taxable as long-term capital gains regardless of how long the shareholder has owned Fund shares. The tax treatment of distributions is the same whether distributions are paid in cash or in additional shares of the Fund.

The Rhode Island Fund will be subject to the Rhode Island business corporation tax on its "gross income" apportioned to the State of Rhode Island. For this purpose, gross income does not include interest income earned by the Fund on Rhode Island Municipal Securities and obligations of the United States, capital gains realized by the Fund on the sale of certain Rhode Island Municipal Securities, and 50 percent of the Fund's other net capital gains.

PORTFOLIO TURNOVER
Portfolio turnover is included in the Prospectuses under "Financial Highlights." Each Fund may sell a portfolio investment soon after its acquisition if the Advisor believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. High portfolio turnover may cause the Funds to realize capital gains which, if realized and distributed by the Funds, may be taxable to shareholders as ordinary income. High portfolio turnover may result in correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds.

FUND CHARGES AND EXPENSES
Under the Funds' advisory agreement, the Funds pay the Advisor a fee, computed daily and paid monthly, based on the average daily net assets of the Funds at the annual rate of 0.75%. The Funds have been advised by the Advisor that, until further notice to the Board of Trustees, it intends to waive advisory fees payable by the Funds so that advisory fees payable by the Funds would be as follows: 0.55% of the first $500 million of average daily net assets, plus 0.50% of the next $500 million of average daily net assets, plus 0.45% of the next $500 million of average daily net assets, plus 0.40% of the next $500 million of average daily net assets, plus 0.35% of average daily net assets in excess of $2 billion.

Under each Fund's administration agreement, the Fund pays the Administrator a monthly fee at the annual rate of 0.0668% of the average daily net assets of the Fund.

The Administrator is responsible for providing accounting and bookkeeping services to the Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (outsourcing agreement), the Administrator has delegated those functions to State Street Bank and Trust Company (State Street). The Administrator pays fees to State Street under the outsourcing agreement.

Under its pricing and bookkeeping agreement with the Funds, the Administrator receives from the Funds a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

-  an annual flat fee of $10,000, paid monthly; and

- in any month that the Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund for that month that is determined by the following formula:

                                       cc

         [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the outsourcing agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the outsourcing agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the outsourcing agreement )] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the outsourcing agreement with average monthly net assets of more than $50 million in that month)


The Fund reimburses the Administrator for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.


Under the shareholders' servicing and transfer agency fee arrangement between LFS and the Funds, the Funds pay the following fees:


-  A new account set up charge of $5.00 per account; plus

- An account maintenance fee for each open non-networked account of $14.00 per annum and for each networked account in the amount of $100,000 or less of $11.00 per annum and each networked account in the amount of over $100,000 of $8.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- An account fee for each closed account in the amount of $100,000 or less of $14.00 per annum and each closed account in the amount of over $100,000 of $11.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- The Fund's allocated share of LFS' out-of-pocket expenses reasonably incurred by LFS in performing its duties and responsibilities pursuant to this arrangement.

There is a minimum annual fee per Fund of $5,000.


PFPC Inc. ("PFPC") (formerly know as First Data Investor Services Group, Inc.), located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, served as the administrator and transfer and dividend disbursing agent for the Predecessor Funds. PFPC is an indirect majority-owned subsidiary of PNC Bank Corp.

RECENT FEES PAID TO THE ADVISOR, PFPC AND OTHER SERVICE PROVIDERS

The following tables present recent fees paid to the Advisor, PFPC and other service providers by the relevant Predecessor Funds.


                                                        CONNECTICUT FUND
                                                    Years ended October 31,
                                               --------------------------------
                                                 2001          2000        1999
                                               --------        ----        ----
Advisory fee                                   $861,795           *           *
Advisory fee waiver                             205,699           *           *
Expense reimbursement by
  the Advisor                                    41,215           *           *
Administration fee (net of
  fee waivers)                                   97,463           *           *
Shareholder service fee                          12,324 **      $16 +       N/A
12b-1 fees:
  Service fee (Retail B
    Shares) ++                                        7         N/A         N/A
  Distribution fee (Retail
    B Shares) ++                                     41         N/A         N/A

                                                         FLORIDA FUND
                                                    Years ended October 31,
                                               --------------------------------
                                                  2001         2000        1999
                                               --------        ----        ----
Advisory fee                                   $349,775           *           *
Advisory fee waiver                             110,667           *           *
Expense reimbursement by
  the Advisor                                     6,351           *           *
Administration fee (net of
  fee waivers)                                   41,024           *           *
Shareholder service fee                             N/A         N/A         N/A



                                       dd

                                                       MASSACHUSETTS FUND
                                                     Years ended October 31,
                                                --------------------------------
                                                   2001         2000        1999
                                                ----------      ----        ----
Advisory fee                                    $1,424,681         *           *
Advisory fee waiver                                340,436         *           *
Expense reimbursement by the Advisor                50,775         *           *
Administration fee (net of fee waivers)            159,597         *           *
Shareholder service fee                             30,707 **    362 +       N/A
12b-1 fees:
  Service fee (Retail B
  Shares) ++                                           203       N/A         N/A
  Distribution fee (Retail
  B Shares) ++                                         936       N/A         N/A

                                                      NEW JERSEY FUND
                                                  Years ended October 31,
                                            --------------------------------
                                              2001         2000        1999
                                            --------     -------     -------
Advisory fee                                $131,530     $24,798     $22,651
Advisory fee waiver                          106,345      49,597      45,431
Expense reimbursement by the Advisor               0           0          65
Administration fee (net of fee waivers)       20,774       7,042           0 ***
Shareholder service fee                        4,963       1,054         960
12b-1 fees:
  Service fee (Retail B
  Shares) ++                                       6         N/A         N/A
  Distribution fee (Retail
  B Shares) ++                                    34         N/A         N/A

                                                        NEW YORK FUND
                                                   Years ended October 31,
                                             -----------------------------------
                                                2001          2000        1999
                                             --------      --------    --------
Advisory fee                                 $524,927      $470,287    $462,553
Advisory fee waiver                           190,882       172,535     168,340
Expense reimbursement by the Advisor                0         4,183         381
Administration fee (net of fee waivers)        62,701        61,338      63,326
Shareholder service fee                        57,332 **     58,189      66,562
12b-1 fees:
  Service fee (Retail B
  Shares) ++                                       45           N/A         N/A
  Distribution fee (Retail
  B Shares) ++                                    309           N/A         N/A

                                                         PENNSYLVANIA FUND
                                                      Years ended October 31,
                                                   ----------------------------
                                                   2001        2000        1999
                                                   ----        ----        ----
Advisory fee                                          *           *           *
Advisory fee waiver                                   *           *           *
Expense reimbursement by the Advisor                  *           *           *
Administration fee (net of fee waivers)               *           *           *
Shareholder service fee                             N/A         N/A         N/A



                                       ee

                                                       RHODE ISLAND FUND
                                                    Years ended October 31,
                                               --------------------------------
                                                 2001        2000         1999
                                               --------    --------     -------
Advisory fee                                   $612,363    $245,296     $76,212
Advisory fee waiver                             312,449     187,644      86,559
Expense reimbursement by the Advisor                  0           0           0
Administration fee (net of fee waivers)          81,240      39,723      16,327
Shareholder service fee 12b-1 fees:                   0           0 +         0
  Service fee (Retail B
  Shares) ++                                         45         N/A         N/A
  Distribution fee (Retail
  B Shares) ++                                      219         N/A         N/A

                                                 INTERMEDIATE TAX EXEMPT FUND
                                                    Years ended October 31,
                                              ----------------------------------
                                                 2001           2000        1999
                                              ----------        ----        ----
Advisory fee                                  $1,636,227           *           *
Advisory fee waiver                              378,505           *           *
Expense reimbursement by the Advisor              16,249           *           *
Administration fee (net of fee waivers)          178,517           *           *
Shareholder service fee 12b-1 fees:                5,968           1 +       N/A
  Service fee (Retail B Shares) ++                   ---         N/A         N/A
  Distribution fee (Retail B Shares) ++               14         N/A         N/A


----------

* See below for advisory and administration fees paid by, and advisory and administration fees waived and expenses reimbursed with respect to, the Predecessor Pillar Fund and the Predecessor Boston 1784 Funds.

** Expense reimbursements for the fiscal year ended October 31, 2001, were $904, $3,025 and $14, respectively, for the Predecessor Funds to the New York Fund, the Massachusetts Fund and the Connecticut Fund.

*** PFPC waived $6,887 of administration fees in the fiscal year ended October 31, 1999, for the Predecessor to the New Jersey Fund. PFPC did not waive administration fees for any of the other Predecessor Funds during the periods shown above.

+     For the period from June 26, 2000, through October 31, 2000.

++ For the period March 1, 2001 (date of initial public offering of Retail B Shares) through October 31, 2001. For the fiscal year ended October 31, 2001, the Advisor and its affiliates reimbursed shareholder servicing fees of $24, $4, $1 and $11, respectively for the New York Fund, Rhode Island Fund, Intermediate Tax Exempt Fund and Massachusetts Fund.

Prior to March 1, 2001, Summit Bank Investment Management Division, a division of Summit Bank ("Summit Bank"), served as the investment adviser to the Predecessor Pillar Fund. Summit Bank was a wholly-owned subsidiary of Summit Bancorp. On March 1, 2001, FleetBoston Financial Corporation, the Advisor's parent corporation, acquired Summit Bancorp and thereafter, the Advisor succeeded Summit Bank as the investment adviser to the Predecessor Pillar Fund. The Predecessor Pillar Fund was reorganized into Galaxy on August 27, 2001.

Summit Bank served as investment adviser to the Predecessor Pillar Fund pursuant to an investment advisory agreement dated April 28, 1996 (the "Prior Pillar Agreement"). Pursuant to the terms of the Prior Pillar Agreement, Summit Bank was entitled to receive fees, accrued daily and paid monthly, at the annual rate of 0.60% of the average daily net assets of the Predecessor Pillar Fund. In addition, Summit Bank waived investment advisory fees and/or reimbursed expenses to help the Predecessor Pillar Fund maintain competitive expense ratios.

During the fiscal years ended December 31, 2000, 1999 and 1998, the Predecessor Pillar Fund paid advisory fees (net of waivers) to Summit Bank of $109,613, $162,390 and $176,873, respectively. During the fiscal years ended December 31, 2000, 1999 and 1998, Summit Bank waived advisory fees with respect to the Predecessor Pillar Fund of $58,232, $50,876 and $64,111, respectively.

During the fiscal period January 1, 2001 through October 31, 2001, the Predecessor Fund to the Pennsylvania Fund paid advisory fees (net of fee waivers and/or expense reimbursements) to Summit Bank and/or the Advisor of $57,385. For the same period, Summit Bank and/or the Advisor waived advisory fees of $58,619 and reimbursed expenses of $8,804 with respect to the Predecessor Fund to the Pennsylvania Fund.

Prior to the Boston 1784 Reorganization, each Predecessor Boston 1784 Fund was advised by Fleet National Bank (formerly, BankBoston N.A. ("BankBoston")). BankBoston was a wholly-owned subsidiary of BankBoston Corporation. On October 1, 1999, BankBoston Corporation merged into Fleet Financial Group, Inc. to form FleetBoston Financial Corporation (the "Holding Company Merger"). As a result of the Holding Company Merger, BankBoston became a subsidiary of FleetBoston Financial Corporation and an affiliate of the Adviser and was renamed Fleet National Bank ("FNB").


                                       ff

FNB served as investment adviser to each Predecessor Boston 1784 Fund pursuant to an investment advisory agreement dated June 1, 1993 (the "Prior Boston 1784 Agreement"). Pursuant to the terms of the Prior Boston 1784 Agreement, FNB was entitled to receive fees, accrued daily and paid monthly, at the annual rate of 0.74% of the average daily net assets of each Fund. In addition, FNB agreed to waive investment advisory fees and/or reimburse expenses to help the Predecessor Boston 1784 Funds maintain competitive expense ratios.

During the fiscal years ended May 31, 2000 and 1999, each Predecessor Boston 1784 Fund to the following Funds paid advisory fees (net of fee waivers and/or expense reimbursements) to FNB and/or BankBoston as set forth below:


                                                      FOR THE FISCAL YEARS ENDED
                                                                MAY 31,
                                                         2000           1999
FUND                                                 (THOUSANDS)     (THOUSANDS)
----                                                  ---------       ---------
Connecticut Fund                                        $1,142         $1,139
Florida Fund                                            $  424         $  380
Massachusetts Fund                                      $1,692         $1,574
Intermediate Tax Exempt Fund                            $2,249         $2,241


For the period June 1, 2000 through October 31, 2000, the Predecessor Funds to the following Funds paid advisory fees (net of fee waivers and/or expense reimbursements) to the Advisor and/or FNB as set forth below:

FUND                                                                      FEES
----                                                                      ----
Connecticut Fund                                                        $380,878
Florida Fund                                                            $114,000
Massachusetts Fund                                                      $481,417
Intermediate Tax Exempt Fund                                            $604,853

For the period June 1, 2000 through October 31, 2000, the Advisor and/or FNB waived advisory fees with respect to the Predecessor Funds to such Funds as set forth below:

FUND                                                                 WAIVED FEES
----                                                                 -----------
Connecticut Fund                                                      $ 25,713
Florida Fund                                                          $ 41,010
Massachusetts Fund                                                    $110,051
Intermediate Tax Exempt Fund                                          $134,681

For the period June 1, 2000 through October 31, 2000, the Advisor reimbursed expenses with respect to the Predecessor Funds to such Funds as set forth below:

                                                                      REIMBURSED
FUND                                                                     FEES
----                                                                  ----------
Connecticut Fund                                                       $      0
Florida Fund                                                           $ 11,002
Massachusetts Fund                                                     $ 32,734
Intermediate Tax Exempt Fund                                           $ 30,405

Prior to the Pillar Reorganization, SEI Investments Mutual Funds Services ("SEI") served as the administrator to the Predecessor Pillar Fund. For its services, SEI received a fee, calculated daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of The Pillar Funds (other than the Institutional Select Money Market Fund and U.S. Treasury Securities Plus Money Market Fund): 0.20% of the first $3.5 billion of aggregate net assets; 0.16% of the next $1.5 billion of aggregate net assets; 0.14% of the next $1.5 billion of aggregate net assets; and 0.12% of aggregate net assets in excess of $6.5 billion.

During the fiscal years ended December 31, 2000, 1999 and 1998, SEI did not waive any administration fees with respect to the Predecessor Pillar Fund.

During the period January 1, 2001, through October 31, 2001, the Predecessor Fund to the Pennsylvania Fund paid SEI and/or PFPC administration fees in the amount of $32,798, and during that period, SEI and/or PFPC did not waive any administration fees with respect to the Predecessor Fund to the Pennsylvania Fund.

Prior to the Boston 1784 Reorganization, SEI served as the administrator to the Predecessor Boston 1784 Funds. For its services, SEI received a fee calculated daily and paid monthly, at an annual rate of 0.085% of the first $5 billion of the Boston 1784 Funds' combined average daily net assets and 0.045% of combined average daily net assets in excess of $5 billion. SEI also agreed to waive portions of its fees from time to time.


                                       gg

During the fiscal years ended May 31, 2000, and May 31, 1999, SEI received administration fees, net of waivers, as set forth below:


                                   PERIOD
                                   JUNE 1,
                                    2000       FOR THE FISCAL YEAR ENDED MAY 31,
                                   THROUGH        2000                  1999
FUND                           JUNE 25, 2000   (THOUSANDS)           (THOUSANDS)
----                           -------------   -----------           -----------
Intermediate Tax Exempt Fund       $13,335       $215                    $218
Connecticut Fund                   $ 6,706       $111                    $113
Massachusetts Fund                 $10,441       $163                    $156
Florida Fund                       $ 2,797       $ 43                    $ 39


During the period from June 26, 2000, through October 31, 2000, the following Funds paid SEI and/or PFPC administration fees, net of fee waivers, as set forth below:

FUND                                                                      FEES
----                                                                    -------
Intermediate Tax Exempt Fund                                            $67,681
Connecticut Fund                                                        $35,655
Massachusetts Fund                                                      $54,776
Florida Fund                                                            $14,466

TRUSTEES AND TRUSTEES' FEES
The Advisor or its affiliates pay the compensation of all the officers of the Liberty Funds, including the Trustees who are affiliated with the Advisor. For the fiscal year ended October 31, 2001, the Trustees did not receive compensation from the Funds because the Funds had not yet commenced investment operations. For the calendar year ended December 31, 2001, the Trustees received the following compensation for serving as Trustees:

                                                    Total Compensation from the
                           Pension or Retirement     Funds and the Fund Complex
                            Benefits Accrued as     Paid to the Trustees for the
                                 Part of                Calendar Year Ended
Trustee                      Fund Expenses (a)        December 31, 2001 (b)(c)
-------                    ---------------------    ----------------------------
John A. Bacon, Jr.                  N/A                    $  95,000
Robert J. Birnbaum                  N/A                       25,300
Tom Bleasdale                       N/A                      103,000 (d)
William W. Boyd                     N/A                       50,000
Lora S. Collins                     N/A                       96,000
James E. Grinnell                   N/A                      100,300
Douglas A. Hacker                   N/A                      109,000
Janet Langford Kelly                N/A                      107,000
Richard W. Lowry                    N/A                      135,300
Salvatore Macera                    N/A                      110,000
William E. Mayer                    N/A                      132,300
James L. Moody, Jr.                 N/A                       91,000
Charles R. Nelson                   N/A                      109,000
John J. Neuhauser                   N/A                      132,510
Joseph R. Palombo(e)                N/A                          N/A
Thomas Stitzel                      N/A                      109,000
Thomas C. Theobald                  N/A                      112,000
Anne-Lee Verville                   N/A                      114,000 (f)

(a) The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(b) As of December 31, 2001, the Liberty family of funds (Liberty Funds) consisted of 53 open-end and 9 closed-end management investment company portfolios; the Stein Roe family of funds (Stein Roe Funds) consisted of 40 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.


                                       hh

(c) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $103,000, $50,000, $75,000, $91,000, and $96,000,
      respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation (FleetBoston) and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. (LFC) prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.

(d) During the calendar year ended December 31, 2001, Mr. Bleasdale deferred his total compensation of $103,000 pursuant to the deferred compensation plan.

(e) Mr. Palombo does not receive compensation because he is an employee of the Advisor. Because Mr. Palombo is an "interested person" of Liberty Asset Management Company, he resigned his position as a director of the All-Star Funds on November 1, 2001, in connection with the acquisition of the asset management business of LFC by Fleet National Bank.

(f) During the fiscal year ended October 31, 2001, and the calendar year ended December 31, 2001, Ms. Verville deferred her total compensation of $114,000 pursuant to the deferred compensation plan.

ROLE OF THE BOARD OF TRUSTEES
The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.

AUDIT COMMITTEE
Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser are members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended October 31, 2001, the Audit Committee convened six times.

GOVERNANCE COMMITTEE
Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the relevant Fund. In the fiscal year ended October 31, 2001, the Governance Committee convened one time.

ADVISORY FEES & EXPENSES COMMITTEE
Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Liberty Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended October 31, 2001, the Advisory Fees & Expenses Committee convened four times.

TRADING OVERSIGHT COMMITTEE
Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee of the Board of Trustees of the Liberty Funds. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by the Funds' investment advisers in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices. In the fiscal year ended October 31, 2001, the Trading Oversight Committee convened two times.

SHARE OWNERSHIP
The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2001, (i) in the Predecessor Funds and
(ii) in all Liberty Funds and All-Star Funds overseen by the Trustee.

                                                                Aggregate Dollar Range of Equity Securities
                           Dollar Range of Equity Securities     Owned in All Funds Overseen by Trustee in
Name of Trustee              Owned in the Predecessor Funds                 Liberty Fund Complex
---------------              ------------------------------                 --------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                        $0                                      Over $100,000
Janet Langford Kelly                     $0                                      Over $100,000
Richard W. Lowry (g)                     $0                                      Over $100,000
Salvatore Macera                         $0                                    $50,001-$100,000
Charles R. Nelson                        $0                                      Over $100,000
John J. Neuhauser (g)                    $0                                      Over $100,000
Thomas E. Stitzel                        $0                                    $50,001-$100,000
Thomas C. Theobald                       $0                                      Over $100,000
Anne-Lee Verville                        $0                                      Over $100,000

INTERESTED TRUSTEES
William E. Mayer (h)                     $0                                    $50,001-$100,000
Joseph R. Palombo                        $0                                        $1-10,000


(g) Trustee also serves as a Trustee of Liberty All-Star Equity Fund and a Director of Liberty All-Star Growth Fund, Inc. (together, the "Liberty All-Star Funds").

OWNERSHIP OF THE FUNDS

As of record on September 30, 2002, the Trustees and officers of the Trust as a group owned less than 1% of the then outstanding Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and Trust Shares of the Predecessor Funds.



As of record on September 30, 2002, the following shareholders of record owned 5% or more of the shares of the classes of the Predecessor Funds noted below:



GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND



CLASS T
Shareholder (name and address)                              Share Balance       Percent of Class Total (%)
------------------------------                              -------------       --------------------------
Gales & Co                                                  1,726,081.7900                18.21
Fleet Investment Services
Mutual Fund Unit-NY/RO/TO4A
159 East Main Street
Rochester, NY 14638-0001

Gales & Co                                                  6,721,332.6910                70.91
Fleet Investment Services
Mutual Fund Unit-NY/RO/TO4A
159 East Main Street
Rochester, NY 14638-0001

SEI Trust Company                                             695,198.3820                 7.33
C/O Webster TR CO
Attn Mutual Fund Administrator
One Freedom Valley Drive
Oaks, PA 19456



CLASS A
Shareholder (name and address)                              Share Balance       Percent of Class Total (%)
------------------------------                              -------------       --------------------------
Kelly F. Shackelford                                          157,182.6210                 7.72
PO Box 672
New Canaan, CT 06480-0672

Charles Schwab & Co Inc                                      149,045.75260                 7.32
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122



CLASS B
Shareholder (name and address)                              Share Balance       Percent of Class Total (%)
------------------------------                              -------------       --------------------------
US Clearing Corp                                                4,124.3610                34.68
FBO 221-08330-14
26 Broadway
New York, NY 10004-1703

US Clearing Corp                                                2,687.0980                22.59
FBO 142-03906-17
26 Broadway
New York, NY 10004-1703

US Clearing Corp                                                1,828.3130                15.37
FBO 113-05152-14

                                       jj

26 Broadway
New York, NY 10004-1703

US Clearing Corp                                                2,971.3580                24.98
FBO 134-08022-12
26 Broadway
New York, NY 10004-1703




GALAXY FLORIDA MUNICIPAL BOND FUND



CLASS T
Shareholder (name and address)                              Share Balance       Percent of Class Total (%)
------------------------------                              -------------       --------------------------
Gales & Co                                                  4,995,383.3210                67.76
Fleet Investment Services
Mutual Fund Unit-NY/RO/TO4A
159 East Main Street
Rochester, NY 14638-0001

Gales & Co                                                  2,288,565.8570                31.04
Fleet Investment Services
Mutual Fund Unit-NY/RO/TO4A
159 East Main Street
Rochester, NY 14638-0001




GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND



CLASS T
Shareholder (name and address)                              Share Balance       Percent of Class Total (%)
------------------------------                              -------------       --------------------------
Gales & Co                                                 14,610,450.9070                71.23
Fleet Investment Services
Mutual Fund Unit-NY/RO/TO4A
159 East Main Street
Rochester, NY 14638-0001

Gales & Co                                                  5,793,837.7740                28.24
Fleet Investment Services
Mutual Fund Unit-NY/RO/TO4A
159 East Main Street
Rochester, NY 14638-0001



CLASS B
Shareholder (name and address)                              Share Balance       Percent of Class Total (%)
------------------------------                              -------------       --------------------------
US Clearing Corp                                               10,052.1310                 9.22
FBO 210-00232-13
26 Broadway
New York, NY 10004-1703

US Clearing Corp                                                7,293.9190                 6.69


                                       kk

FBO 222-00665-14
26 Broadway
New York, NY 10004-1703

US Clearing Corp                                               19,504.8650                17.89
FBO 222-0085-19
26 Broadway
New York, NY 10004-1703

US Clearing Corp                                               21,883.8850                20.07
FBO 136-35267-22
26 Broadway
New York, NY 10004-1703



CLASS A
Shareholder (name and address)                              Share Balance       Percent of Class Total (%)
------------------------------                              -------------       --------------------------
Charles Schwab & Co. Inc                                     736,757.3050                 11.81
Attn: Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122




GALAXY NEW JERSEY MUNICIPAL BOND FUND



CLASS T
Shareholder (name and address)                              Share Balance       Percent of Class Total (%)
------------------------------                              -------------       --------------------------
Gales & Co                                                  2,457,135.2590                32.92
Fleet Investment Services
Mutual Fund Unit-NY/RO/TO4A
159 East Main Street
Rochester, NY 14638-0001

Gales & Co                                                  3,810,785.7650                51.05
Fleet Investment Services
Mutual Fund Unit-NY/RO/TO4A
159 East Main Street
Rochester, NY 14638-0001

Gales & Co                                                    974,622.2580                13.06
Fleet Investment Services
Mutual Fund Unit-NY/RO/TO4A
159 East Main Street
Rochester, NY 14638-0001



CLASS B
Shareholder (name and address)                              Share Balance       Percent of Class Total (%)
------------------------------                              -------------       --------------------------
US Clearing Corp                                                  916.5950                 5.38
FBO 157-04299-18
26 Broadway
New York, NY 10004-1703

US Clearing Corp                                                8,414.4120                49.35

                                       ll

FBO 979-07790-12
26 Broadway
New York, NY 10004-1703

US Clearing Corp                                                2,392.2360                14.03
FBO 979-07796-16
26 Broadway
New York, NY 10004-1703

US Clearing Corp                                                1,405.5610                 8.24
FBO 221-09295-15
26 Broadway
New York, NY 10004-1703

Cynthia L. Peterson                                               964.4430                 5.66
68 Davidson Avenue
Ramsey, NJ 07446-1465



CLASS A
Shareholder (name and address)                              Share Balance       Percent of Class Total (%)
------------------------------                              -------------       --------------------------
US Clearing Corp                                              160,471.0380                16.52
FBO 979-10688-11
26 Broadway
New York, NY 10004-1703

US Clearing Corp                                               83,699.1660                 8.62
FBO 979-14430-14
26 Broadway
New York, NY 10004-1703




GALAXY NEW YORK MUNICIPAL BOND FUND



CLASS T
Shareholder (name and address)                              Share Balance       Percent of Class Total (%)
------------------------------                              -------------       --------------------------
Gales & Co                                                  4,083,214.5640                65.95
Fleet Investment Services
Mutual Fund Unit-NY/RO/TO4A
159 East Main Street
Rochester, NY 14638-0001

Gales & Co                                                  1,773,619.5820                28.65
Fleet Investment Services
Mutual Fund Unit-NY/RO/TO4A
159 East Main Street
Rochester, NY 14638-0001



CLASS B
Shareholder (name and address)                              Share Balance       Percent of Class Total (%)
------------------------------                              -------------       --------------------------
Frances Kerchner                                                1,479.1820                 5.13
11 Harvard Avenue


                                       mm

Amsterdam, NY 12010-1332

Angela Posilovic & Ivan Posilovic JTWROS                        2,190.7680                 7.60
1012 Valentine Drive
Schenectady, NY 12303-4522

US Clearing Corp                                                6,856.6840                23.79
FBO 978-00592-19
26 Broadway
New York, NY 10004-1703

US Clearing Corp                                                9,091.9010                31.54
FBO 245-01932-10
26 Broadway
New York, NY 10004-1703

US Clearing Corp                                                1,801.7940                 6.25
FBO 116-02797-15
26 Broadway
New York, NY 10004-1703

US Clearing Corp                                                1,675.0500                 5.81
FBO 245-01448-17
26 Broadway
New York, NY 10004-1703




GALAXY PENNSYLVANIA MUNICIPAL BOND FUND



CLASS T
Shareholder (name and address)                              Share Balance       Percent of Class Total (%)
------------------------------                              -------------       --------------------------
Fleet National Bank                                         1,232,843.0490                48.24
Attn: Daniel Berg
PO Box 92800
Rochester, NY 14692-8900

Fleet National Bank                                           983,547.8420                38.48
Attn: Daniel Berg
PO Box 92800
Rochester, NY 14692-8900

SEI Private Trust Co                                          229,315.6380                 8.97
C/O Philadelphia Trust Co
Attn: Mutual Fund Administrator
1 Freedom Valley Drive
Oaks, PA 19456




GALAXY INTERMEDIATE TAX EXEMPT BOND FUND


                                       nn

CLASS T
Shareholder (name and address)                              Share Balance       Percent of Class Total (%)
------------------------------                              -------------       --------------------------
Gales & Co                                                  19,753,588.1130               80.19
Fleet Investment Services
Mutual Fund Unit-NY/RO/TO4A
159 East Main Street
Rochester, NY 14638-0001

Gales & Co                                                  3,674,320.4700                14.92
Fleet Investment Services
Mutual Fund Unit-NY/RO/TO4A
159 East Main Street
Rochester, NY 14638-0001



CLASS B
Shareholder (name and address)                              Share Balance       Percent of Class Total (%)
------------------------------                              -------------       --------------------------
American Enterprise Investment Services                         2,638.8170                12.38
FBO 188470611
PO Box 9446
Minneapolis, MN 55440-9446

US Clearing Corp                                                1,125.1890                 5.28
FBO 979-02517-15
26 Broadway
New York, NY 10004-1703

US Clearing Corp                                               10,238.4330                48.02
FBO 134-11499-10
26 Broadway
New York, NY 10004-1703

US Clearing Corp                                                4,785.9270                22.45
FBO 134-11498-11
26 Broadway
New York, NY 10004-1703



CLASS A
Shareholder (name and address)                              Share Balance       Percent of Class Total (%)
------------------------------                              -------------       --------------------------
Richard F. Mesing                                              90,547.5750                 8.05
51 Arlington Road
Wellesley Hills, MA 02481-6127

Charles Schwab & Co. Inc.                                     350,775.7740                31.20
Attn: Mutual Fund
101 Montgomery Street
San Francisco, CA 94104-4122


SALES CHARGES

PFPC Distributors served as distributor for the Predecessor Funds. PFPC Distributors, an indirect wholly owned subsidiary of PNC Financial Services Group, is a registered broker-dealer with principal offices located at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC Distributors was entitled to the payment of a front-end sales charge on the sale of Retail A Shares of the Predecessor Funds. Prior to January 2, 2001, Provident Distributors, Inc. ("PDI") served as distributor for the Predecessor Funds and was entitled to the payment of the front-end sales charge on Retail A Shares of the Predecessor Funds. Prior to December 1, 1999, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of PFPC, served as distributor for the Predecessor Funds and was entitled to the payment of the front-end sales charge on Retail A Shares of the Predecessor Funds. During the last three fiscal years, PFPC Distributors, PDI and/or FD Distributors received front-end sales charges in connection with Retail A Share purchases as follows:

                                 RETAIL A SHARES


                                                           CONNECTICUT FUND
                                                        Years ended October 31,
                                                     ---------------------------
                                                      2001       2000       1999
                                                     ------     ------      ----
Aggregate initial sales charges on Predecessor
Fund share sales                                     $1,093     $2,117      $N/A
Initial sales charges retained by PFPC
Distributors, PDI and/or FD Distributors                  0          0         0

                                                         MASSACHUSETTS FUND
                                                       Years ended October 31,
                                                    ----------------------------
                                                      2001       2000       1999
                                                    -------     ------      ----
Aggregate initial sales charges on Predecessor
Fund share sales                                    $13,687     $1,750      N/A
Initial sales charges retained by PFPC
Distributors, PDI and/or FD Distributors                  0          0      N/A


                                       oo

                                                            NEW JERSEY FUND
                                                        Years ended October 31,
                                                     ---------------------------
                                                      2001       2000      1999
                                                     ------     ------   -------
Aggregate initial sales charges on Predecessor
Fund share sales                                     $6,868     $2,697   $13,008
Initial sales charges retained by PFPC
Distributors, PDI and/or FD Distributors                  0          0         0

                                                            NEW YORK FUND
                                                       Years ended October 31,
                                                   -----------------------------
                                                     2001       2000       1999
                                                   -------    -------    -------
Aggregate initial sales charges on Predecessor
Fund share sales                                   $39,244    $19,196    $64,555
Initial sales charges retained by PFPC
Distributors, PDI and/or FD Distributors                 0          0          0

                                                          RHODE ISLAND FUND
                                                       Years ended October 31,
                                                    ----------------------------
                                                      2001      2000       1999
                                                    -------    ------    -------
Aggregate initial sales charges on Predecessor
Fund share sales                                    $25,101    $2,285    $12,453
Initial sales charges retained by PFPC
Distributors, PDI and/or FD Distributors                  0         0          0

                                                    INTERMEDIATE TAX EXEMPT FUND
                                                       Years ended October 31,
                                                    ----------------------------
                                                    2001        2000        1999
                                                    ----        ----        ----
Aggregate initial sales charges on Predecessor
Fund share sales                                    $  0        $  0         N/A
Initial sales charges retained by PFPC
Distributors, PDI and/or FD Distributors               0           0           0


The Predecessor Funds to the Florida Fund and the Pennsylvania Fund did not offer Retail A Shares.

PFPC Distributors was also entitled to the payment of contingent deferred sales charges upon the redemption of Retail B Shares of the Predecessor Funds. Prior to January 1, 2001, PDI was entitled to the payment of such contingent deferred sales charges. Prior to December 1, 1999, FD Distributors was entitled to the payment of such contingent deferred sales charges.

For the period March 1, 2001 (date of initial public offering), through October 31, 2001, PFPC Distributors received contingent deferred sales charges in connection with redemptions of Retail B Shares of the Connecticut Fund, New Jersey Fund, New York Fund, Rhode Island Fund and Intermediate Tax Exempt Fund as follows:

                                 RETAIL B SHARES

                                                      CONNECTICUT FUND
                                            Fiscal period ended October 31, 2001
                                            ------------------------------------
Aggregate CDSC on Predecessor Fund
redemptions received by PFPC Distributors,
PDI and/or FD Distributors                                     $0

                                                       NEW JERSEY FUND
                                            Fiscal period ended October 31, 2001
                                            ------------------------------------
Aggregate CDSC on Predecessor Fund
redemptions received by PFPC Distributors,
PDI and/or FD Distributors                                     $0


                                                        NEW YORK FUND
                                            Fiscal period ended October 31, 2001
                                            ------------------------------------
Aggregate CDSC on Predecessor Fund
redemptions received by PFPC Distributors,
PDI and/or FD Distributors                                    $88

                                                      RHODE ISLAND FUND
                                            Fiscal period ended October 31, 2001
                                            ------------------------------------
Aggregate CDSC on Predecessor Fund
redemptions received by PFPC Distributors,
PDI and/or FD Distributors                                     $0



                                       pp

                                                INTERMEDIATE TAX EXEMPT FUND
                                            Fiscal period ended October 31, 2001
                                            ------------------------------------
Aggregate CDSC on Predecessor Fund
redemptions received by PFPC Distributors,
PDI and/or FD Distributors                                    $0

The Predecessor Funds to the Florida Fund and the Pennsylvania Fund did not offer Retail B Shares.


12B-1 PLAN, SHAREHOLDER SERVICING PLAN, CDSCS AND CONVERSION OF SHARES All of the Funds offer Class A, Class B, Class C and Class Z shares. All of the Funds except for the Florida Fund and the Pennsylvania Fund also offer Class T and Class G shares. The Funds may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the Act. Under the Plan, the Funds pay LFD monthly a service fee at an annual rate of 0.25% of each Fund's average daily net assets attributed to Class A, B and C shares. The Funds also pay LFD monthly a distribution fee at an annual rate of 0.75% of each Fund's average daily net assets attributed to Class B and Class C shares. As of the date of this SAI, Liberty intends to limit aggregate 12b-1 fees for Class A, B and C shares of the Intermediate Tax Exempt Fund to 0.20,
0.85 and 0.85, respectively. Each Fund having Class G shares may pay LFD distribution and service fees up to a maximum of 1.15% of such Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). As of the date of this SAI, Liberty intends to limit a Fund's payments under the Plan for each of shareholder liaison services and administrative support services to 0.15% (on an annualized basis) of the average daily net asset value of Class G shares owned of record or beneficially by customers of institutions. LFD may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of LFD's expenses, LFD may realize a profit from the fees.


The Plan authorizes any other payments by the Funds to LFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares. The Trustees believe the Plan could be a significant factor in the growth and retention of the Funds' assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.


Class T shares of the Funds are subject to a shareholder servicing fee pursuant to a Shareholder Servicing Plan. Under the Shareholder Servicing Plan, a Fund may enter into agreements with institutions pursuant to which an institution agrees to provide certain administrative and support services to its customers who are the beneficial owners of Class T shares. Services provided by such institutions to their customers include aggregating and processing purchase and redemption requests and placing net purchase and redemption orders. In return for providing these services, the Fund agrees to pay each institution a fee at an annual rate of up to 0.50% of the average daily net assets attributable to Class T shares owned beneficially by the institution's customers. Current service arrangements are limited to payments of 0.15% and 0.00% for the Funds (except the Rhode Island Fund) and the Rhode Island Fund, respectively.


Under the Shareholder Servicing Plan, the Trustees must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the Shareholder Servicing Plan is one year and it will continue in effect from year to year after its initial one-year term provided that its continuance is specifically approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Shareholder Servicing Plan or in any agreement related to it. Any material amendment to the Shareholder Servicing Plan must be approved in the same manner. The Shareholder Servicing Plan is terminable at any time with respect to any Fund by a vote of a majority of the Independent Trustees. While the Shareholder Servicing Plan is in effect, only the Independent Trustees may select and nominate any future Independent Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class G shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on when you purchased your shares that were exchanged for Class G shares. Class T shares are offered at net asset value plus varying sales charges which may include a CDSC. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectuses.


                                       qq

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.

A certain number of years, depending on when you purchased your shares that were exchanged for Class G shares, after the end of the month in which you purchased your shares that were exchanged for Class G shares, such Class G shares and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class T shares having an equal value, which are not subject to the distribution fee.

INVESTMENT PERFORMANCE




The average annual total returns at April 30, 2002, for Classes Z, A, B, C, T and G of the Funds, as applicable, are presented below.

CONNECTICUT FUND(1):


                                                                                                    LIFE OF
                                                                   1 YEAR          5 YEARS          THE FUND
Class Z (%)
     Return Before Taxes                                            6.01            5.68              5.95
     Return After Taxes on Distributions                            6.01            5.62              5.91
     Return After Taxes on Distributions                            5.31            5.46              5.75
         and Sale of Fund Shares
Class A (%)
     Return Before Taxes                                            0.77            4.57              5.23
     Return After Taxes on Distributions                            0.77            4.51              5.18
     Return After Taxes on Distributions                            1.95            4.51              5.11
         and Sale of Fund Shares
Class B (%)
     Return Before Taxes                                            0.07            5.09              5.78
     Return After Taxes on Distributions                            0.07            5.02              5.74
     Return After Taxes on Distributions                            1.30            4.92              5.57
         and Sale of Fund Shares
Class C (%)
     Return Before Taxes                                            4.07            5.41              5.78
     Return After Taxes on Distributions                            4.07            5.35              5.74
     Return After Taxes on Distributions                            3.76            5.19              5.57
         and Sale of Fund Shares
Class T (%)
     Return Before Taxes                                            0.77            4.57              5.23
     Return After Taxes on Distributions                            0.77            4.51              5.18
     Return After Taxes on Distributions                            1.95            4.51              5.11
         and Sale of Fund Shares
Class G (%)
     Return Before Taxes                                            0.07            4.92              5.78
     Return After Taxes on Distributions                            0.07            4.86              5.74
     Return After Taxes on Distributions                            1.30            4.79              5.57
         and Sale of Fund Shares




(1) The average annual total returns shown include the returns of Trust Shares (for Class Z shares), Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Connecticut Intermediate Municipal Bond Fund (the "Predecessor Connecticut Fund") for periods prior to the date of this SAI. The average annual total returns for Class A shares prior to the date of this SAI include the returns of Class T shares of the Fund because Class A shares had no corresponding class in the Predecessor Connecticut Fund. The returns for Class A shares have not been restated to reflect any differences in expenses between Class T shares and Class A shares. The average annual rr
total returns for Class B shares prior to the date of this SAI include the returns of Class G shares of the Fund because Class B shares had no corresponding class in the Predecessor Connecticut Fund. The returns for Class B shares have not been restated to reflect any differences in expenses between Class G shares and Class B shares. The average annual total returns for Class C shares prior to the date of this SAI include the returns of Class G shares of the Fund (adjusted to reflect the sales charge applicable to Class C shares) because Class G shares had no corresponding class in the Predecessor Connecticut Fund. The returns for Class C shares have not been restated to reflect any differences in expenses between Class G shares and Class C shares. The returns for Class T shares also include the returns of Trust Shares of the Predecessor Connecticut Fund (adjusted to reflect the sales charge applicable to Class T shares) for periods prior to June 26, 2000, the inception date for Retail A Shares of the Predecessor Connecticut Fund. The returns for Class T shares have not been restated to reflect any differences in expenses between Trust Shares and Class T shares. If differences had been reflected, the returns for periods prior to the inception of Retail A Shares would have been lower. The returns for Class G shares also include the returns of Retail A Shares of the Predecessor Connecticut Fund (adjusted to reflect the sales charge applicable to Class G shares) for periods prior to February 28, 2001, the inception date for Retail B Shares and the returns of Trust Shares of the Predecessor Connecticut Fund (adjusted to reflect the sales charge applicable to Class G shares) for periods prior to June 26, 2000, the inception date for Retail A Shares of the Predecessor Connecticut Fund. The returns for Class G shares have not been restated to reflect any differences in expenses between either Retail A Shares or Trust Shares and Class G shares. If differences had been reflected, the returns for periods prior to the inception of Retail B Shares would have been lower. The returns for Class Z shares also include the returns of shares of the Boston 1784 Connecticut Tax-Exempt Income Fund (the "1784 Connecticut Fund") for periods prior to June 26, 2000. The returns for Class Z shares have not been restated to reflect any differences in expenses between the shares of the 1784 Connecticut Fund and Class Z shares.


                                       ss

FLORIDA FUND(2):


                                                                                   LIFE OF
                                                                   1 YEAR          THE FUND
Class Z (%)
     Return Before Taxes                                            5.91             5.16
     Return After Taxes on Distributions                            5.91             5.10
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    5.17             5.01
Class A (%)
     Return Before Taxes                                            0.88             4.11
     Return After Taxes on Distributions                            0.88             4.04
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    2.01             4.12
Class B (%)
     Return Before Taxes                                            0.91             4.82
     Return After Taxes on Distributions                            0.91             4.75
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    2.10             4.73
Class C (%)
     Return Before Taxes                                            4.91             5.16
     Return After Taxes on Distributions                            4.91             5.10
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    4.56             5.01

(2) The average annual total returns shown include the returns of Trust Shares (for Class Z shares) of the Galaxy Florida Municipal Bond Fund (the "Predecessor Florida Fund") for periods prior to the date of this SAI. The average annual total returns for Class A, B and C shares prior to the date of this SAI include the returns of Class Z shares of the Fund (adjusted to reflect the sales charges applicable to Class A, B and C shares) because Class A, B and C shares had no corresponding classes in the Predecessor Florida Fund. The returns for Class A, B and C shares have not been restated to reflect any differences in expenses between Class A, B and C shares and Class Z shares. If differences had been reflected, the returns for Class A, B and C shares would have been lower. The returns for Class Z shares include the returns of shares of the Boston 1784 Florida Tax-Exempt Income Fund (the "1784 Florida Fund") for periods prior to June 26, 2000. The returns for Class Z shares have not been restated to reflect any differences in expenses between the shares of the 1784 Florida Fund and Class Z shares.


                                       tt

MASSACHUSETTS FUND(3):

                                                                                                    LIFE OF
                                                                   1 YEAR          5 YEARS          THE FUND
Class Z (%)
     Return Before Taxes                                            6.12            5.73              5.31
     Return After Taxes on Distributions                            6.12            5.73              5.31
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    5.37            5.50              5.19
Class A (%)
     Return Before Taxes                                            0.87            4.65              4.70
     Return After Taxes on Distributions                            0.87            4.65              4.70
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    2.00            4.59              4.66
Class B (%)
     Return Before Taxes                                            0.21            5.17              5.18
     Return After Taxes on Distributions                            0.21            5.17              5.18
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    1.39            5.01              5.06
Class C (%)
     Return Before Taxes                                            4.21            5.49              5.18
     Return After Taxes on Distributions                            4.21            5.49              5.18
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    3.85            5.27              5.06
Class T (%)
     Return Before Taxes                                            0.87            4.65              4.70
     Return After Taxes on Distributions                            0.87            4.65              4.70
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    2.00            4.59              4.66
Class G (%)
     Return Before Taxes                                            0.21            5.01              5.18
     Return After Taxes on Distributions                            0.21            5.01              5.18
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    1.39            4.87              5.06

(3) The average annual total returns shown include the returns of Trust Shares (for Class Z shares), Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Massachusetts Intermediate Municipal Bond Fund (the "Predecessor Massachusetts Fund") for periods prior to the date of this SAI. The average annual total returns for Class A shares prior to the date of this SAI include the returns of Class T shares of the Fund because Class A shares had no corresponding class in the Predecessor Massachusetts Fund. The returns for Class A shares have not been restated to reflect any differences in expenses between Class T shares and Class A shares. The average annual total returns for Class B shares prior to the date of this SAI include the returns of Class G shares of the Fund because Class B shares had no corresponding class in the Predecessor Massachusetts Fund. The returns for Class B shares have not been restated to reflect any uu
differences in expenses between Class G shares and Class B shares. The average annual total returns for Class C shares prior to the date of this SAI include the returns of Class G shares of the Fund (adjusted to reflect the sales charge applicable to Class C shares) because Class G shares had no corresponding class in the Predecessor Massachusetts Fund. The returns for Class C shares have not been restated to reflect any differences in expenses between Class G shares and Class C shares. The returns for Class T shares also include the returns of Trust Shares of the Predecessor Massachusetts Fund (adjusted to reflect the sales charge applicable to Class T shares) for periods prior to June 26, 2000, the inception date for Retail A Shares of the Predecessor Massachusetts Fund. The returns for Class T shares have not been restated to reflect any differences in expenses between Trust Shares and Class T shares. If differences had been reflected, the returns for periods prior to the inception of Retail A Shares would have been lower. The returns for Class G shares also include the returns of Retail A Shares of the Predecessor Massachusetts Fund (adjusted to reflect the sales charge applicable to Class G shares) for periods prior to February 28, 2001, the inception date for Retail B Shares and the returns of Trust Shares of the Predecessor Massachusetts Fund (adjusted to reflect the sales charge applicable to Class G shares) for periods prior to June 26, 2000, the inception date for Retail A Shares of the Predecessor Massachusetts Fund. The returns for Class G shares have not been restated to reflect any differences in expenses between either Retail A Shares or Trust Shares and Class G shares. If differences had been reflected, the returns for periods prior to the inception of Retail B Shares would have been lower. The returns for Class Z shares also include the returns of shares of the Boston 1784 Massachusetts Tax-Exempt Income Fund (the "1784 Massachusetts Fund") for periods prior to June 26, 2000. The returns for Class Z shares have not been restated to reflect any differences in expenses between the shares of the 1784 Massachusetts Fund and Class Z shares.

NEW JERSEY FUND(4):


                                                                                   LIFE OF
                                                                   1 YEAR          THE FUND
Class Z (%)
     Return Before Taxes                                            6.10             4.65
     Return After Taxes on Distributions                            6.00             4.62
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    5.43             4.52
Class A (%)
     Return Before Taxes                                            0.91             3.23
     Return After Taxes on Distributions                            0.81             3.20
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    2.09             3.32
Class B (%)
     Return Before Taxes                                            0.09             3.80
     Return After Taxes on Distributions                           -0.01             3.78
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    1.34             3.76
Class C (%)
     Return Before Taxes                                            4.09             4.24
     Return After Taxes on Distributions                            3.99             4.21
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    3.80             4.11
Class T (%)
     Return Before Taxes                                            0.91             3.23
     Return After Taxes on Distributions                            0.81             3.20
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    2.09             3.32
Class G (%)
     Return Before Taxes                                            0.09             3.58
     Return After Taxes on Distributions                           -0.01             3.56
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    1.34             3.59



(4) The average annual total returns shown include the returns of Trust Shares (for Class Z shares), Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy New Jersey Municipal Bond Fund (the "Predecessor New Jersey Fund") for periods prior to the date of this SAI. The average annual total returns for Class A shares prior to the date of this SAI include the returns of Class T shares of the Fund because Class A shares had no corresponding class in the Predecessor New Jersey Fund. The returns for Class A shares have not been restated to reflect any differences in expenses between Class T shares and Class A shares. The average annual total returns for Class B shares prior to the date of this SAI include the returns of Class G shares of the Fund because Class B shares had no corresponding class in the Predecessor New Jersey Fund. The returns for Class B shares have not been restated to reflect any differences in ww
expenses between Class G shares and Class B shares. The average annual total returns for Class C shares prior to the date of this SAI include the returns of Class G shares of the Fund because Class G shares had no corresponding class in the Predecessor New Jersey Fund. The returns for Class C shares have not been restated to reflect any differences in expenses between Class G shares and Class C shares. The returns for Class G shares also include the returns of Retail A Shares of the Predecessor New Jersey Fund (adjusted to reflect the sales charge applicable to Class G shares) for periods prior to April 3, 1998, the inception date for Retail B Shares of the Predecessor New Jersey Fund. The returns for Class G shares have not been restated to reflect any differences in expenses between Retail A Shares and Class G shares. If differences had been reflected, the returns for periods prior to the inception of Retail B Shares would have been lower.

NEW YORK FUND(5):

                                                                                                    LIFE OF
                                                                   1 YEAR          5 YEARS          THE FUND
Class Z (%)
     Return Before Taxes                                            5.96            5.88              6.21
     Return After Taxes on Distributions                            5.96            5.88              6.21
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    5.31            5.65              6.00
Class A (%)
     Return Before Taxes                                            0.73            4.67              5.54
     Return After Taxes on Distributions                            0.73            4.67              5.54
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    1.94            4.60              5.39
Class B (%)
     Return Before Taxes                                            0.07            5.20              5.97
     Return After Taxes on Distributions                            0.07            5.20              5.97
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    1.34            5.03              5.76
Class C (%)
     Return Before Taxes                                            4.07            5.52              5.97
     Return After Taxes on Distributions                            4.07            5.52              5.97
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    3.80            5.29              5.76
Class T (%)
     Return Before Taxes                                            0.73            4.67              5.54
     Return After Taxes on Distributions                            0.73            4.67              5.54
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    1.94            4.60              5.39
Class G (%)
     Return Before Taxes                                            0.07            5.03              5.97
     Return After Taxes on Distributions                            0.07            5.03              5.97
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    1.34            4.90              5.76


(5) The average annual total returns shown include the returns of Trust Shares (for Class Z shares), Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy New York Municipal Bond Fund (the "Predecessor New York Fund") for periods prior to the date of this SAI. The average annual total returns for Class A shares prior to the date of this SAI include the returns of Class T shares of the Fund because Class A shares had no corresponding class in the Predecessor New York Fund. The returns for Class A shares have not been restated to reflect any differences in expenses between Class T shares and Class A shares. The average annual total returns for Class B shares prior to the date of this SAI include the returns of Class G shares of the Fund because Class B shares had no corresponding class in the Predecessor New York Fund. The returns for Class B shares have not been restated to reflect any differences in yy
expenses between Class G shares and Class B shares. The average annual total returns for Class C shares prior to the date of this SAI include the returns of Class G shares of the Fund because Class G shares had no corresponding class in the Predecessor New York Fund. The returns for Class C shares have not been restated to reflect any differences in expenses between Class G shares and Class C shares. The returns for Class G shares also include the returns of Retail A Shares of the Predecessor New York Fund (adjusted to reflect the sales charge applicable to Class G shares) for periods prior to April 3, 1998, the inception date for Retail B Shares of the Predecessor New York Fund. The returns for Class G shares have not been restated to reflect any differences in expenses between Retail A Shares and Class G shares. If differences had been reflected, the returns for periods prior to the inception of Retail B Shares would have been lower.


                                       zz

PENNSYLVANIA FUND(6):

                                                                                                    LIFE OF
                                                                   1 YEAR          5 YEARS          THE FUND
Class Z (%)
     Return Before Taxes                                            7.77            4.94              4.63
     Return After Taxes on Distributions                            7.77            4.78              4.54
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    6.36            4.79              4.53
Class A (%)
     Return Before Taxes                                            2.68            3.93              4.06
     Return After Taxes on Distributions                            2.68            3.77              3.98
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    3.16            3.94              4.04
Class B (%)
     Return Before Taxes                                            2.77            4.61              4.63
     Return After Taxes on Distributions                            2.77            4.45              4.54
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    3.29            4.52              4.53
Class C (%)
     Return Before Taxes                                            6.77            4.94              4.63
     Return After Taxes on Distributions                            6.77            4.78              4.54
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    5.75            4.79              4.53



(6) The average annual total returns shown include the returns of Trust Shares (for Class Z shares) of the Galaxy Pennsylvania Municipal Bond Fund (the "Predecessor Pennsylvania Fund") for periods prior to the date of this SAI. The average annual total returns for Class A, B and C shares prior to the date of this SAI include the returns of Class Z shares of the Fund (adjusted to reflect the sales charges applicable to Class A, B and C shares) because Class A, B and C shares had no corresponding classes in the Predecessor Pennsylvania Fund. The returns for Class A, B and C shares have not been restated to reflect any differences in expenses between Class A, B and C shares and Class Z shares. If differences had been reflected, the returns for Class A, B and C shares would have been lower. The returns for Class Z shares include the returns of Class I Shares of the Pennsylvania Municipal Securities Fund (the "Pillar Fund") for periods prior to August 27, 2001. The returns for Class Z shares have not been restated to reflect any differences in expenses between the Class I Shares of the Pillar Fund and Class Z shares.


                                       aaa

RHODE ISLAND FUND(7):

                                                                                                    LIFE OF
                                                                   1 YEAR          5 YEARS          THE FUND
Class Z (%)
     Return Before Taxes                                            6.33            5.85              6.47
     Return After Taxes on Distributions                            6.33            5.82              6.40
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    5.62            5.63              6.16
Class A (%)
     Return Before Taxes                                            1.23            4.82              5.76
     Return After Taxes on Distributions                            1.23            4.79              5.69
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    2.40            4.75              5.54
Class B (%)
     Return Before Taxes                                            0.41            5.31              6.32
     Return After Taxes on Distributions                            0.41            5.28              6.25
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    1.63            5.15              6.01
Class C (%)
     Return Before Taxes                                            4.41            5.64              6.32
     Return After Taxes on Distributions                            4.41            5.61              6.25
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    4.09            5.41              6.01
Class T (%)
     Return Before Taxes                                            1.23            4.82              5.76
     Return After Taxes on Distributions                            1.23            4.79              5.69
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    2.40            4.75              5.54
Class G (%)
     Return Before Taxes                                            0.41            5.15              6.32
     Return After Taxes on Distributions                            0.41            5.12              6.25
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    1.63            5.01              6.01


(7) The average annual total returns shown include the returns of Trust Shares (for Class Z shares), Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Rhode Island Municipal Bond Fund (the "Predecessor Rhode Island Fund") for periods prior to the date of this SAI. The average annual total returns for Class A shares prior to the date of this SAI include the returns of Class T shares of the Fund because Class A shares had no corresponding class in the Predecessor Rhode Island Fund. The returns for Class A shares have not been restated to reflect any differences in expenses between Class T shares and Class A shares. The average annual total returns for Class B shares prior to the date of this SAI include the returns of Class G shares of the Fund because Class B shares had no corresponding class in the Predecessor Rhode Island Fund. The returns for Class B shares have not been restated to reflect any differences in bbb
expenses between Class G shares and Class B shares. The average annual total returns for Class C shares prior to the date of this SAI include the returns of Class G shares of the Fund (adjusted to reflect the sales charge applicable to Class C shares) because Class G shares had no corresponding class in the Predecessor Rhode Island Fund. The returns for Class C shares have not been restated to reflect any differences in expenses between Class G shares and Class C shares. The returns for Class G shares also include the returns of Retail A Shares of the Predecessor Rhode Island Fund (adjusted to reflect the sales charge applicable to Class G shares) for periods prior to February 28, 2001, the inception date for Retail B Shares of the Predecessor Rhode Island Fund. The returns for Class G shares have not been restated to reflect any differences in expenses between Retail A Shares and Class G shares. If differences had been reflected, the returns for periods prior to the inception of Retail B Shares would have been lower. The returns for Class Z shares also include the returns of shares of Retail A Shares of the Predecessor Rhode Island Fund for periods prior to June 19, 2000. The returns for Class Z shares have not been restated to reflect any differences in expenses between the Retail A Shares and Class Z shares.


                                      ccc

INTERMEDIATE TAX EXEMPT FUND(8):

                                                                                                    LIFE OF
                                                                   1 YEAR          5 YEARS          THE FUND
Class Z (%)
     Return Before Taxes                                            6.22            5.88              5.79
     Return After Taxes on Distributions                            6.22            5.73              5.64
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    5.34            5.60              5.56
Class A (%)
     Return Before Taxes                                            0.97            4.76              5.15
     Return After Taxes on Distributions                            0.97            4.60              5.00
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    1.97            4.64              4.99
Class B (%)
     Return Before Taxes                                            0.18            5.32              5.65
     Return After Taxes on Distributions                            0.18            5.16              5.51
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    1.23            5.10              5.42
Class C (%)
     Return Before Taxes                                            4.18            5.64              5.65
     Return After Taxes on Distributions                            4.18            5.49              5.51
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    3.69            5.36              5.42
Class T (%)
     Return Before Taxes                                            0.97            4.76              5.15
     Return After Taxes on Distributions                            0.97            4.60              5.00
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    1.97            4.64              4.99
Class G (%)
     Return Before Taxes                                            0.18            5.16              5.65
     Return After Taxes on Distributions                            0.18            5.00              5.51
     Return After Taxes on Distributions
         and Sale of Fund Shares                                    1.23            4.97              5.42

(8) The average annual returns shown include the returns of Trust Shares (for Class Z shares), Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Intermediate Tax Exempt Bond Fund (the "Predecessor Tax Exempt Fund") for periods prior to the date of this SAI. The average annual total returns for Class A shares prior to the date of this SAI include the returns of Class T shares of the Fund because Class A shares had no corresponding class in the Predecessor Tax Exempt Fund. The returns for Class A shares have not been restated to reflect any differences in expenses between Class T shares and Class A shares. The average annual total returns for Class B shares prior to the date of this SAI include the returns of Class G shares of the Fund because Class B shares had no corresponding class in the Predecessor Tax Exempt Fund. The returns for Class B shares have not been restated to reflect any differences in ddd
expenses between Class G shares and Class B shares. The average annual total returns for Class C shares prior to the date of this SAI include the returns of Class G shares of the Fund (adjusted to reflect the sales charge applicable to Class C shares) because Class G shares had no corresponding class in the Predecessor Tax Exempt Fund. The returns for Class C shares have not been restated to reflect any differences in expenses between Class G shares and Class C shares. The returns for Class T shares also include the returns of shares of the Boston 1784 Tax-Exempt Medium-Term Income Fund (the "1784 Tax-Exempt Fund") (adjusted to reflect the sales charge applicable to Class T shares) for periods prior to June 26, 2000. The returns for Class T shares have not been restated to reflect any differences in expenses between shares of the 1784 Tax-Exempt Fund and Class T shares. The returns for Class G shares also include the returns of Retail A Shares of the Predecessor Tax Exempt Fund (adjusted to reflect the sales charge applicable to Class G shares) for periods prior to February 28, 2001, the inception date for Retail B Shares, and the returns of shares of the 1784 Tax-Exempt Fund (adjusted to reflect the sales charge applicable to Class G shares) for periods prior to June 26, 2000. The returns for Class G shares have not been restated to reflect any differences in expenses between either Retail A Shares or shares of the 1784 Tax-Exempt Fund and Class G shares. If differences had been reflected, the returns for periods prior to the inception of Retail B Shares would have been lower. The returns for Class Z shares also include the returns of shares of the 1784 Tax-Exempt Fund for periods prior to June 26, 2000. The returns for Class Z shares have not been restated to reflect any differences in expenses between the shares of the 1784 Tax-Exempt Fund and Class Z shares.


See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN OF THE FUNDS
State Street Bank & Trust Company, located at 225 Franklin Street, Boston, MA 02110, is the Funds' custodian. The custodian is responsible for safeguarding the Funds' cash and securities, receiving and delivering securities and collecting the Funds' interest and dividends.


INDEPENDENT AUDITORS

Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116, are the independent auditors for the Funds and were the independent auditors for the Predecessor Funds. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the report of Ernst & Young LLP given on the authority of said firm as experts in auditing. The financial highlights for the Predecessor Funds included in the Prospectuses for periods prior to the Pillar and Boston 1784 Reorganizations, if applicable, and for the fiscal years ended on or before October 31, 1998, were audited by The Galaxy Fund's former auditors.



                                      eee

Prior to the Pillar Reorganization, Arthur Andersen LLP, located at 1601 Market Street, Philadelphia, PA 19103, were the independent auditors for the Predecessor Pillar Fund. The financial highlights for the Predecessor Pillar Fund for each of the fiscal years or periods ended on or before December 31, 2000, have been audited by Arthur Andersen LLP.

Prior to the Boston 1784 Reorganization, PricewaterhouseCoopers LLP, located at Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103, were the independent accountants for the Predecessor Boston 1784 Funds. The financial highlights for the Predecessor Boston 1784 Funds for the fiscal years or periods ended on or before May 31, 2000, have been audited by PricewaterhouseCoopers LLP.


                                      fff

                        LIBERTY LARGE COMPANY INDEX FUND
                        LIBERTY SMALL COMPANY INDEX FUND
                        LIBERTY U.S. TREASURY INDEX FUND
                        SERIES OF LIBERTY FUNDS TRUST V
                      STATEMENT OF ADDITIONAL INFORMATION
                               November 25, 2002



This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectuses of Liberty Large Company Index Fund, Liberty Small Company Index Fund and Liberty U.S. Treasury Index Fund (each a Fund and collectively, the Funds). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Funds dated November 25, 2002. This SAI should be read together with a Prospectus of the Funds and the most recent Annual Report dated March 31, 2002, for the relevant Predecessor Fund (as defined below). Investors may obtain a free copy of a Prospectus and the Annual Reports from Liberty Funds Distributor, Inc. (LFD), One Financial Center, Boston, MA 02111-2621. The Financial Statements and Report of Independent Accountants appearing in each Predecessor Fund's March 31, 2002, Annual Report are incorporated in this SAI by reference.


Part 1 of this SAI contains specific information about the Funds. Part 2 includes information about the funds distributed by LFD generally and additional information about certain securities and investment techniques described in the Funds' Prospectuses.

TABLE OF CONTENTS


      PART 1                                                            PAGE
      Definitions....................................................    b
      Organization and History.......................................    b
      Investment Goal and Policies...................................    b
      Fundamental and Non-Fundamental Investment Policies............    b
      Portfolio Turnover.............................................    e
      Fund Charges and Expenses......................................    e
      Investment Performance.........................................    j
      Custodian of the Funds.........................................    k
      Independent Auditors...........................................    l

      PART 2
      Miscellaneous Investment Practices.............................    1
      Taxes..........................................................    22
      Counsel to the Funds...........................................    26
      Management of the Funds........................................    26
      Determination of Net Asset Value...............................    37
      How to Buy Shares..............................................    39
      Special Purchase Programs/Investor Services....................    39
      Programs for Reducing or Eliminating Sales Charges.............    42
      How to Sell Shares.............................................    44
      Information Applicable to Class G and Class T Shares...........    46
      Distributions..................................................    48
      How to Exchange Shares.........................................    48
      Suspension of Redemptions......................................    49
      Shareholder Liability..........................................    49
      Shareholder Meetings...........................................    49
      Performance Measures...........................................    49
      Appendix I.....................................................    51
      Appendix II....................................................    55
      Appendix III...................................................    65



[JOB CODE]

                                     PART 1
                        LIBERTY LARGE COMPANY INDEX FUND
                        LIBERTY SMALL COMPANY INDEX FUND
                        LIBERTY U.S. TREASURY INDEX FUND
                      STATEMENT OF ADDITIONAL INFORMATION
                               November 25, 2002


DEFINITIONS


      "Large Company Index Fund" or "Fund"        Liberty Large Company Index Fund
      "Small Company Index Fund" or "Fund"        Liberty Small Company Index Fund
      "U.S. Treasury Index Fund" or "Fund"        Liberty U.S. Treasury Index Fund
      "Predecessor Fund" or "Predecessor Funds"   See below under "Organization and History"
      "Trust"                                     Liberty Funds Trust V
      "Advisor"                                   Fleet Investment Advisors Inc., the Funds' investment advisor
      "Administrator"                             Colonial Management Associates, Inc., the Funds' administrator
      "LFD"                                       Liberty Funds Distributor, Inc., the Funds' distributor
      "LFS"                                       Liberty Funds Services, Inc., the Funds' shareholder services and transfer agent


ORGANIZATION AND HISTORY


The Trust is a Massachusetts business trust organized in 1986. Each Fund is an open-end, management investment company that represents the entire interest in a separate series of the Trust and is a diversified series of the Trust. Each Fund is the successor to a separate series of The Galaxy Fund II, a Massachusetts business trust organized on February 22, 1990. On November 25, 2002 and December 9, 2002, the series of The Galaxy Fund II to which the Funds succeeded (the "Predecessor Funds") were reorganized as separate series of the Trust. Class Z shares of the Funds were issued in exchange for existing shares of the Predecessor Funds. The Funds may in the future offer other classes of shares.


The Large Company Index Fund commenced operations on October 1, 1990; the Small Company Index Fund commenced operations on October 1, 1990; and the U.S. Treasury Index Fund commenced operations on June 4, 1991.


The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.


Effective April 1, 1999, the Trust changed its name from Colonial Trust V to its current name.

INVESTMENT GOAL AND POLICIES

The Prospectuses describe each Fund's investment goal and investment strategies and risks. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Funds. Part 2 contains additional information about the following securities and investment techniques that may be utilized by the Funds, unless otherwise noted, subject to any restrictions described in Part 1 of this SAI:

      Common Stock, Preferred Stock and Warrants
      Money Market Instruments
      Securities Loans
      Repurchase Agreements
      Futures Contracts and Related Options (the Large Company Index and Small
        Company Index Funds only)
      Temporary Cash Balances

Except as indicated below under "Fundamental and Non-Fundamental Investment Policies," the Funds' investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES


In addition to each Fund's investment goal as stated in its Prospectuses, the following investment limitations are matters of fundamental policy and may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of its outstanding shares. A "vote of the holders of a majority of the outstanding shares" of a particular Fund means the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund, or (b) 67% or more of the shares of such Fund present at a meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy.


                                       b

Each Fund may not:

      1. Underwrite any issue of securities except to the extent that the sale of portfolio securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

      2. Purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that the Fund may invest in securities secured by real estate, mortgages or interests therein and may purchase securities issued by companies that invest or deal in any of the above.

      3.    Make short sales of securities or maintain a short position.

      4. Purchase securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin by the Fund.

      5. Invest in commodities, except that the Large Company Index Fund and the Small Company Index Fund may invest in stock index futures.

      6. Invest in companies for the purpose of exercising control or management.

      7. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that (a) this 5% limitation does not apply to U.S. Government securities and (b) up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

      8. Borrow money or issue senior securities except that the Fund may borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 33-1/3% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 33-1/3% of the value of the Fund's total assets at the time of such borrowing. Whenever borrowings are outstanding, a Fund will not make any additional investments (including roll-overs). For purposes of this restriction, collateral arrangements with respect to (a) the purchase and sale of options on stock indexes and (b) initial and variation margin for futures contracts will not be deemed to be issuances of senior securities or to be pledges of a Fund's assets.

      9. Purchase any securities that would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry, provided that there shall be no limit on the purchase of U.S Government securities.

      10. Make loans, except that the Fund may purchase or hold debt obligations, lend portfolio securities and enter into repurchase agreements, as described herein and in the prospectuses.

      11. Purchase securities of other investment companies except as they may be acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act. Purchases made in connection with this restriction may subject shareholders to duplicate fees and expenses.

      12. Purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. Government securities.

      13. Invest more than 5% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

NON-FUNDAMENTAL INVESTMENT POLICIES

The Large Company Index Fund and the Small Company Index Fund may not engage in futures activities for other than bona fide hedging purposes if the aggregate initial margin deposits on its non-hedging futures contracts and premiums paid on its related options exceed 5% of the fair market value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on futures contracts it has entered into.


                                       c

Each of the Funds will set aside with its custodian, or with a designated subcustodian, cash or liquid securities at least equal to the underlying commodity value of each long position the Fund assumes in commodity futures contracts or will take other actions consistent with regulatory requirements to avoid leverage.

Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (a) the loans will not exceed 33-1/3% of the Fund's total assets taken at value; (b) the Fund must receive cash or equivalent securities from the borrower as collateral at least equal to 100% of the current market value of the loaned securities plus any interest and dividends accrued thereon;
(c) the borrower must increase such collateral whenever the market value of the securities plus any accrued interest or dividends rises above the level of such collateral; (d) the Fund must be able to terminate the loan at any time; (e) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (f) the Fund may pay only reasonable custodian fees in connection with the loan; and (g) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.

Each of the Funds will not enter into repurchase agreements that would cause more than 5% of their respective net assets to be invested in illiquid securities.

Except as stated otherwise and except with respect to Investment Limitation No. 8, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

Each Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations, as set forth in the Prospectuses and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act.

THE INDEXING APPROACH

The Funds are not managed in a traditional sense, that is, by making discretionary judgments based on analysis of economic, financial and market conditions. Instead, the Funds seek to match the investment performance of their respective market segments, as represented by their respective indexes, through the use of sophisticated computer models to determine which stocks or bonds should be purchased or sold, while keeping transaction and administrative costs to a minimum. In using sophisticated computer models to select securities, a Fund will only purchase a security that is included in its respective index at the time of such purchase. A Fund may, however, temporarily continue to hold a security that has been deleted from its respective index pending the rebalancing of the Fund's portfolio. A list of securities included, as of the date of this Statement of Additional Information, in each of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), the Standard & Poor's SmallCap 600 Stock Price Index ("S&P SmallCap 600 Index"), and the U.S. Treasury component ("U.S. Treasury Index") of the Salomon Smith Barney Broad Investment-Grade Bond Index is available free of charge by calling Liberty at 1-800-426-3750, or by writing to Liberty, c/o Liberty Funds Services, Inc. ("LFS"), P.O. Box 8081, Boston, MA 02266-8081.

While there can be no guarantee that each Fund's investment results will precisely match the results of its corresponding index, the Advisor believes that, before deduction of operating expenses, there will be a very high correlation between the returns generated by the Funds and their respective indexes. Each Fund will attempt to achieve a correlation between the performance of its portfolio and that of its respective index of at least 0.95 before deduction of operating expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when a Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in its respective index. Each Fund's ability to correlate its performance with its respective index, however, may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's or Salomon Smith Barney calculates their respective indexes, and the timing of purchases and redemptions. The Advisor monitors the correlation of the performance of the Funds in relation to their indexes under the supervision of the Board of Trustees. In the unlikely event that a high correlation is not achieved, the Board of Trustees will take appropriate steps based on the reasons for the lower than expected correlation.

The Advisor believes that the indexing approach should involve less turnover, and thus lower brokerage costs, transfer taxes and operating expenses, than in more traditionally managed funds, although there is no assurance that this will be the case. Ordinarily, a Fund will buy or sell securities only to reflect changes in an index (including mergers or changes in the composition of an index) or to accommodate cash flows into and out of the Fund. The costs and other expenses incurred in securities transactions, apart from any difference between the investment results of a Fund and that of its respective index, may cause the return of a Fund to be lower than the return of its respective index. The Funds may invest in less than all of the securities included in their respective indexes, which may result in a return that does not match that of the indexes, after taking expenses into account.


                                       d

LARGE COMPANY INDEX FUND

The Large Company Index Fund invests substantially all of its assets (under normal circumstances, at least 80% of net assets plus any borrowings for investment purposes) in the common stocks of large companies included in the S&P
500. This 80% policy may be changed by the Board of Trustees without shareholder approval, although shareholders will be given at least 60 days' prior written notice of any such change.

The S&P 500 is composed of 500 common stocks, most of which are listed on the New York Stock Exchange (the "NYSE"). S&P chooses the stocks for the S&P 500 on a statistical basis. As of December 31, 2001, the stocks in the S&P 500 had an average market capitalization of approximately $20.9 billion and accounted for approximately 81.7% of the total market value of all U.S. common stocks. The Advisor believes that the S&P 500 is an appropriate benchmark for the Fund because it is diversified, it is familiar to many investors and it is widely accepted as a reference for common stock investments.

SMALL COMPANY INDEX FUND

The Small Company Index Fund invests substantially all of its assets (under normal circumstances, at least 80% of net assets, plus any borrowings for investment purposes) in the common stocks of small companies included in the S&P SmallCap 600 Index. This 80% policy may be changed by the Board of Trustees without shareholder approval, although shareholders will be given at least 60 days' prior written notice of any such change.


The S&P SmallCap 600 Index is comprised of 600 U.S. common stocks with small market capitalizations. Like the S&P 500, the weighting of stocks in the S&P SmallCap 600 Index is based on each stock's relative total market capitalization. As of December 31, 2001, stocks in the S&P SmallCap 600 Index accounted for about 2.94% of the total market value of all publicly traded U.S. common stocks. The average capitalization of stocks included in the S&P SmallCap 600 Index as of December 31, 2001 was approximately $632 million, although the capitalization of some companies included in the S&P SmallCap 600 Index is significantly higher.


When utilized, the portfolio optimization program is expected to provide an effective method of substantially duplicating the dividend income and capital gains produced by the S&P SmallCap 600 Index. Since the Fund does not hold every stock in the S&P SmallCap 600 Index when utilizing portfolio optimization, it is not expected to track the S&P SmallCap 600 Index with the same degree of accuracy as when it holds all 600 stocks in the Index, although the Fund will seek a correlation of at least 0.95, before deduction of operating expenses.

U.S. TREASURY INDEX FUND

The U.S. Treasury Index Fund invests substantially all of its assets (under normal circumstances, at least 80% of net assets plus any borrowings for investment purposes) in U.S. Treasury securities included in the U.S. Treasury Index. This 80% policy may be changed by the Board of Trustees without shareholder approval, although shareholders will be given at least 60 days' prior written notice of any such change.

The U.S. Treasury Index is composed of all U.S. Treasury notes and bonds with remaining maturities of at least one year and outstanding principal of at least $25 million. Securities in the Index are weighted by market value, that is, the price per bond or note multiplied by the number of bonds or notes outstanding. Salomon Smith Barney updates the roster of securities represented in the U.S. Treasury Index monthly, adding new notes and bonds issued in the past month and removing those notes and bonds that no longer meet the index's criteria. The following table further describes the Predecessor Fund to the U.S. Treasury Index Fund as of December 31, 2001:

                                                                  U.S. TREASURY
                                                                    INDEX FUND
                                                                    ----------
Number of Issues...........................................                  28
Total Market Value.........................................        $161,221,320
Minimum Maturity...........................................           1.2 Years
Maximum Maturity...........................................          27.2 Years
Weighted Average Maturity..................................           9.6 Years

Percent of Market Value with remaining
      Maturity of:
         1-3 years...............................................      31.4%
         3-7 years...............................................      20.9%
         7-10 years..............................................      10.9%
         10-20 years.............................................      18.2%
         Over 20 years...........................................      17.6%
Cash equivalent reserve..........................................       1.0%

The Fund will not hold all of the issues in its index because of the costs involved. Instead, each security will be considered for inclusion in the Fund based on its contribution to the total market value, average coupon rate and average weighted maturity of the Fund and its similarity to these financial characteristics of the Fund's index.


                                       e

The Fund is authorized to engage in other types of securities transactions as described elsewhere in this Statement of Additional Information. Because the Fund expects to generate income generally exempt from state and local income taxes, it will engage in such investment practices only when deemed by the Advisor to be in the best interests of the Fund's shareholders.

PORTFOLIO TURNOVER

The Advisor believes that the indexing approach should involve less turnover, and thus lower brokerage costs, transfer taxes and operating expenses, than in more traditionally managed funds, although there is no assurance that this will be the case. For more information, see the section above entitled, "The Indexing Approach."

Portfolio turnover is included in the Prospectuses under "Financial Highlights." Each Fund may sell a portfolio investment soon after its acquisition if the Advisor believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. High portfolio turnover may cause the Funds to realize capital gains which, if realized and distributed by the Funds, may be taxable to shareholders as ordinary income. High portfolio turnover may result in correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds.

FUND CHARGES AND EXPENSES

For the services provided and expenses assumed with respect to the Funds, the Advisor is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of each Fund.


Under each Fund's administration agreement, the Fund pays the Administrator a monthly fee at the annual rate of 0.0668% of the average daily net assets of the Fund.


The Administrator is responsible for providing accounting and bookkeeping services to the Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (outsourcing agreement), the Administrator has delegated those functions to State Street Bank and Trust Company (State Street). The Administrator pays fees to State Street under the outsourcing agreement.

Under its pricing and bookkeeping agreement with the Funds, the Administrator receives from the Funds a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

-     an annual flat fee of $10,000, paid monthly; and

- in any month that the Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund for that month that is determined by the following formula:

              [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the outsourcing agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the outsourcing agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the outsourcing agreement )] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the outsourcing agreement with average monthly net assets of more than $50 million in that month)


The Fund reimburses the Administrator for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.


Under the shareholders' servicing and transfer agency fee arrangement between LFS and the Funds, the Funds pay the following fees:


-  A new account set up charge of $5.00 per account; plus

- An account maintenance fee for each open non-networked account of $14.00 per annum and for each networked account in the amount of $100,000 or less of $11.00 per annum and each networked account in the amount of over $100,000 of $8.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- An account fee for each closed account in the amount of $100,000 or less of $14.00 per annum and each closed account in the amount of over $100,000 of $11.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- The Fund's allocated share of LFS' out-of-pocket expenses reasonably incurred by LFS in performing its duties and responsibilities pursuant to this arrangement.

There is a minimum annual fee per Fund of $5,000.


Fleet National Bank ("FNB"), an affiliate of the Advisor, located at 100 Federal Street, Boston, MA 02110, served as the administrator (until July 2002) of the Predecessor Funds. PFPC, Inc. ("PFPC") (formerly known as First Data Investor Services Group, Inc.), located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, served as sub-administrator and transfer and dividend disbursing agent (until July 2002) for


                                       f
the Predecessor Funds. PFPC is an indirect majority-owned subsidiary of PNC Bank Corp. During the last three fiscal years, no administration fees were waived by FNB.

RECENT FEES PAID TO THE ADVISOR, FNB AND OTHER SERVICE PROVIDERS

The following tables present recent fees paid to the Advisor, FNB and other service providers by the relevant Predecessor Funds.


                                                             LARGE COMPANY INDEX FUND
                                                               Years ended March 31,
                                                               --------------------
                                                     2002              2001              2000
                                                  ----------        ----------        ----------
Advisory fee                                      $  825,835        $  998,530        $  953,726
Administration fee                                 2,478,361         2,995,589         2,861,179
Expense reimbursement by Sub-Administrator            13,474            14,827            25,648


                                                          SMALL COMPANY INDEX FUND
                                                            Years ended March 31,
                                                            --------------------
                                                    2002            2001            2000
                                                  --------        --------        --------
Advisory fee                                      $753,553        $270,502        $268,924
Administration fee                                 767,629         811,508         806,772
Expense reimbursement by Sub-Administrator           4,280           5,025           6,866


                                                        U.S. TREASURY INDEX FUND
                                                           Years ended March 31,
                                                           --------------------
                                                    2002            2001            2000
                                                  --------        --------        --------
Advisory fee                                      $164,165        $160,240        $180,420
Administration fee                                 492,494         480,721         541,259
Expense reimbursement by Sub-Administrator          10,424           3,532           4,715


Fleet Bank, an affiliate of FleetBoston Financial Corporation, and Columbia Trust Company were paid fees for Sub-Account Services performed with respect to shares of the Predecessor Funds held by defined contribution plans. Pursuant to agreements between Fleet Bank, Columbia Trust Company and PFPC, Fleet Bank and Columbia Trust Company were paid $21.00 per year for each defined contribution plan participant account. For the fiscal year ended March 31, 2002, Fleet Bank and Columbia Trust Company received $692,853 and $59,449, respectively, for Sub-Account Services.

BROKERAGE COMMISSIONS

For the fiscal years ended March 31, 2002, 2001 and 2000, the Funds paid brokerage commissions as shown in the table below. During fiscal year ended March 31, 2002, certain Funds effected a portion of their portfolio transactions through Quick & Reilly Institutional Trading ("Quick & Reilly"), a division of Fleet Securities, Inc., which is an affiliate of the Advisor. The table below discloses (1) the aggregate amount of commissions paid to Quick & Reilly by the Funds during the fiscal year ended March 31, 2002, (2) the percentage of each Fund's aggregate brokerage commissions for the fiscal year ended March 31, 2002, that was paid to Quick & Reilly, and (3) the percentage of each Fund's aggregate dollar amount of transactions that involved payment of commissions that was effected through Quick & Reilly during the fiscal year ended March 31, 2002. In addition, the table below discloses the soft dollar commissions paid by the Funds during the fiscal year ended March 31, 2002 (information for earlier years not provided).


                                                      LARGE COMPANY INDEX FUND
                                                        Years ended March 31,
                                                        --------------------
                                                 2002             2001            2000
                                               -------         --------        --------
Total commissions                              $61,491         $154,267        $154,863
Soft dollar commissions                         10,259
Aggregate commissions to Quick & Reilly          5,452
% of aggregate commissions to Quick &             8.87%
     Reilly
% of aggregate commission transactions           12.02%
     effected through Quick & Reilly



                                       g

                                                      SMALL COMPANY INDEX FUND
                                                        Years ended March 31,
                                                        --------------------
                                                 2002             2001            2000
                                               --------         --------        --------
Total commissions                              $129,995         $192,119        $225,298
Soft dollar commissions                           7,802
Aggregate commissions to Quick & Reilly           6,881
% of aggregate commissions to Quick &              5.29%
     Reilly
% of aggregate commission transactions             5.23%
     effected through Quick & Reilly


                                                 U.S. TREASURY INDEX FUND
                                                   Years ended March 31,
                                                   --------------------
                                                2002        2001      2000
                                               -----       -----        --
Total commissions                              $   0       $   0        $0
Soft dollar commissions                            0
Aggregate commissions to Quick & Reilly          N/A
% of aggregate commissions to Quick &            N/A
     Reilly
% of aggregate commission transactions           N/A
     effected through Quick & Reilly


U.S. Government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government securities may be purchased directly from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government securities.

The Trust is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during their most recent fiscal year. At March 31, 2002, the Funds held securities of their regular brokers or dealers as set forth below:

FUND                                       BROKER/DEALER                VALUE
----                                       -------------                -----
Large Company Index..............         Lehman Brothers           $  1,218,205


                                       h

TRUSTEES AND TRUSTEES' FEES

The Advisor or its affiliates pay the compensation of all the officers of the Liberty Funds, including the Trustees who are affiliated with the Advisor. For the fiscal year ended March 31, 2002, the Trustees did not receive compensation from the Funds because the Funds had not yet commenced investment operations. For the calendar year ended December 31, 2001, the Trustees received the following compensation for serving as Trustees:


                                                                 Total Compensation from
                             Pension or Retirement               the Funds and the Fund
                               Benefits Accrued as                  Complex Paid to the
                                     Part of                      Trustees for the Calendar
Trustee                         Fund Expenses (a)             Year Ended December 31, 2001 (b)(c)
-------                         -----------------             -----------------------------------
John A. Bacon, Jr.                     N/A                                  $  95,000
Robert J. Birnbaum                     N/A                                     25,300
Tom Bleasdale                          N/A                                    103,000 (d)
William W. Boyd                        N/A                                     50,000
Lora S. Collins                        N/A                                     96,000
James E. Grinnell                      N/A                                    100,300
Douglas A. Hacker                      N/A                                    109,000
Janet Langford Kelly                   N/A                                    107,000
Richard W. Lowry                       N/A                                    135,300
Salvatore Macera                       N/A                                    110,000
William E. Mayer                       N/A                                    132,300
James L. Moody, Jr.                    N/A                                     91,000
Charles R. Nelson                      N/A                                    109,000
John J. Neuhauser                      N/A                                    132,510
Joseph R. Palombo(e)                   N/A                                        N/A
Thomas Stitzel                         N/A                                    109,000
Thomas C. Theobald                     N/A                                    112,000
Anne-Lee Verville                      N/A                                    114,000 (f)

(a) The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(b) As of December 31, 2001, the Liberty family of funds (Liberty Funds) consisted of 53 open-end and 9 closed-end management investment company portfolios; the Stein Roe family of funds (Stein Roe Funds) consisted of 40 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.

(c) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $103,000, $50,000, $75,000, $91,000, and $96,000,
      respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation (FleetBoston) and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. (LFC) prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.

(d) During the calendar year ended December 31, 2001, Mr. Bleasdale deferred his total compensation of $103,000 pursuant to the deferred compensation plan.

(e) Mr. Palombo does not receive compensation because he is an employee of the Advisor. Because Mr. Palombo is an "interested person" of Liberty Asset Management Company, he resigned his position as a director of the All-Star Funds on November 1, 2001, in connection with the acquisition of the asset management business of LFC by Fleet National Bank.

(f) During the fiscal year ended March 31, 2002, and the calendar year ended December 31, 2001, Ms. Verville deferred her total compensation of $114,000 pursuant to the deferred compensation plan.

ROLE OF THE BOARD OF TRUSTEES

The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.

AUDIT COMMITTEE

Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser are members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended March 31, 2002, the Audit Committee convened six times.

GOVERNANCE COMMITTEE

Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the relevant Fund. In the fiscal year ended March 31, 2002, the Governance Committee convened one time.

ADVISORY FEES & EXPENSES COMMITTEE

Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Liberty Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended March 31, 2002, the Advisory Fees & Expenses Committee convened three times.

TRADING OVERSIGHT COMMITTEE

Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee of the Board of Trustees of the Liberty Funds. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by the Funds' investment advisers in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices. In the fiscal year ended March 31, 2002, the Trading Oversight Committee convened two times.

SHARE OWNERSHIP

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2001, (i) in the Predecessor Funds and
(ii) in all Liberty Funds and All-Star Funds overseen by the Trustee.



                                      Dollar Range of Equity            Aggregate Dollar Range of Equity
                                     Securities Owned in the       Securities Owned in All Funds Overseen by
Name of Trustee                         Predecessor Funds               Trustee in Liberty Fund Complex
---------------                         -----------------               -------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                               $0                               Over $100,000
Janet Langford Kelly                            $0                               Over $100,000
Richard W. Lowry (g)                            $0                               Over $100,000
Salvatore Macera                                $0                              $50,001-$100,000
Charles R. Nelson                               $0                               Over $100,000
John J. Neuhauser (g)                           $0                               Over $100,000
Thomas E. Stitzel                               $0                              $50,001-$100,000
Thomas C. Theobald                              $0                               Over $100,000
Anne-Lee Verville                               $0                               Over $100,000

INTERESTED TRUSTEES
William E. Mayer (g)                            $0                              $50,001-$100,000
Joseph R. Palombo                               $0                                 $1-10,000


(g) Trustee also serves as a Trustee of Liberty All-Star Equity Fund and a Director of Liberty All-Star Growth Fund, Inc. (together, the "Liberty All-Star Funds").


                                       j

OWNERSHIP OF THE FUNDS


As of record on September 30, 2002, the Trustees and officers of the Trust as a group owned less than 1% of the then outstanding shares of the Predecessor Funds.



As of record on September 30, 2002, the following shareholders of record owned 5% or more of the shares of the Predecessor Funds noted below:




GALAXY LARGE COMPANY INDEX FUND
CLASS Z

SHAREHOLDER (NAME AND ADDRESS)        SHARE BALANCE   PERCENT OF CLASS TOTAL (%)
------------------------------       --------------   --------------------------
Gales & Co                           1,834,573.3610              6.17
Fleet Investment Services
Mutual Fund Unit-NY/Ro/To4A
159 East Main Street
Rochester, NY 14638-0001

Gales & Co                           2,322,309.8950               7.81
Fleet Investment Services
Mutual Fund Unit-NY/Ro/To4A
159 East Main Street
Rochester, NY 14638-0001

AMVESCAP National Trust Company AGE  5,454,586.5880              18.35%
For Fleet National Bank FBO
FleetBoston Financial Savings Plus
P.O. Box 4054
Concord, CA 94524-4054



GALAXY SMALL COMPANY FUND

[No shareholders hold more than five percent.]



GALAXY U.S. TREASURY INDEX FUND
CLASS Z



SHAREHOLDER (NAME AND ADDRESS)        SHARE BALANCE   PERCENT OF CLASS TOTAL (%)
------------------------------       --------------   --------------------------
Gales & Co                           1,344,913.9010              8.35
Fleet Investment Services
Mutual Fund Unit-NY/Ro/To4A
159 East Main Street
Rochester, NY 14638-0001

Gales & Co.                          2,926,066.4560             18.17
Fleet Investment Services
Mutual Fund Unit-NY/Ro/To4A
159 East Main Street
Rochester, NY 14638-0001

US Clearing Corp                     1,098,966.9030              6.82
FBO 097-00100-13
26 Broadway
New York, NY 10004-1703



SALES CHARGES

PFPC Distributors served as distributor for the Predecessor Funds. PFPC Distributors, an indirect wholly owned subsidiary of PNC Financial Services Group, is a registered broker-dealer with principal offices located at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC Distributors received no compensation from The Galaxy Fund II or any of the Predecessor Funds for its services.


12B-1 PLAN, SHAREHOLDER SERVICING PLAN, CDSCS AND CONVERSION OF SHARES


All of the Funds offer Class A, Class B, Class C and Class Z shares. The Funds may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the Act. Under the Plan, the Funds pay LFD monthly a service fee at an annual rate of 0.25% of each Fund's average daily net assets attributed to Class A, B and C shares. The Funds also pay LFD monthly a distribution fee at an annual rate of 0.75% of each Fund's average daily net assets attributed to Class B and Class C shares. LFD may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of LFD's expenses, LFD may realize a profit from the fees.

The Plan authorizes any other payments by the Funds to LFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares. The Trustees believe the Plan could be a significant factor in the growth and retention of the Funds' assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class G shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on when you purchased your shares that were exchanged for Class G shares. Class T shares are offered at net asset value plus varying sales charges which may include a CDSC. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectuses.

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.

INVESTMENT PERFORMANCE


The average annual total returns at March 31, 2002, for Class A, B, C and Z Shares of Funds (as applicable) are presented below.


LARGE COMPANY INDEX FUND(1):


                              Inception
                                Date                  1 Year                 5 Years                10 Years
                              ---------               ------                 -------                --------
Class A (%)                   11/18/02                 -5.83                  8.55                  12.19
-------------------------------------------------------------------------------------------------------------
Class B (%)                   11/18/02                 -4.78                  9.57                  12.86
-------------------------------------------------------------------------------------------------------------
Class C (%)                   11/18/02                 -1.02                  9.84                  12.86
-------------------------------------------------------------------------------------------------------------
Class Z (%)                   10/1/90                  -0.08                  9.84                  12.86
-------------------------------------------------------------------------------------------------------------



(1) Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class Z shares for periods prior to their inception. The average annual total returns shown for the Class Z shares include the returns for the Trust Shares of the Galaxy II Large Company Index Fund for periods prior to the date of this SAI. These returns have not been adjusted to reflect any differences in expenses (such as 12b-1 fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower.


SMALL COMPANY INDEX FUND(2):


                              Inception
                                Date                  1 Year                 5 Years                10 Years
                              ---------               ------                 -------                --------
Class A (%)                   11/18/02                 14.38                  10.72                 11.86
-------------------------------------------------------------------------------------------------------------
Class B (%)                   11/18/02                 16.32                  11.84                 12.52
-------------------------------------------------------------------------------------------------------------
Class C (%)                   11/18/02                 20.32                  12.04                 12.52
-------------------------------------------------------------------------------------------------------------
Class Z (%)                   10/1/90                  21.32                  12.04                 12.52
-------------------------------------------------------------------------------------------------------------



(2) Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class Z shares for periods prior to their inception. The average annual total returns shown for the Class Z shares include the returns for the Trust Shares of the Galaxy II Small Company Index Fund for periods prior to the date of this SAI. These returns have not been adjusted to reflect any differences in expenses (such as 12b-1 fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower.


U.S. TREASURY INDEX FUND(3):


                              Inception
                                Date                  1 Year                 5 Years                10 Years
                              ---------               ------                 -------                --------
Class A (%)                   11/18/02                 -1.85                  5.91                  6.30
-------------------------------------------------------------------------------------------------------------
Class B (%)                   11/18/02                 -1.85                  6.64                  6.82
-------------------------------------------------------------------------------------------------------------
Class C (%)                   11/18/02                  2.06                  6.95                  6.82
-------------------------------------------------------------------------------------------------------------
Class Z (%)                    6/4/91                   3.03                  6.95                  6.82
-------------------------------------------------------------------------------------------------------------



(3) Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class Z shares for periods prior to their inception. The average annual total returns shown for the Class Z shares include the returns for the Trust Shares of the Galaxy II U.S. Treasury Index Fund for periods prior to the date of this SAI. These returns have not been adjusted to reflect any differences in expenses (such as 12b-1 fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower.


See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN OF THE FUNDS

State Street Bank & Trust Company, located at 225 Franklin Street, Boston, MA 02110, is the Funds' custodian. The custodian is responsible for safeguarding the Funds' cash and securities, receiving and delivering securities and collecting the Funds' interest and dividends.





                                       k

INDEPENDENT AUDITORS

Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116, are the independent auditors for the Funds and were the independent auditors for the Predecessor Funds. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the report of Ernst & Young LLP given on the authority of said firm as experts in auditing. The financial highlights for the Predecessor Funds included in the Prospectuses for fiscal years ended on or before March 31, 1998, were audited by The Galaxy Fund's former auditors.



                                       l

                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART 2

The following information applies generally to most funds advised by the Advisor. "Funds" include each series of Liberty Funds Trust I, Liberty Funds Trust II, Liberty Funds Trust III, Liberty Funds Trust IV, Liberty Funds Trust V, Liberty Funds Trust VI and Liberty Funds Trust VII. In certain cases, the discussion applies to some, but not all of the funds, and you should refer to your Fund's Prospectus and to Part 1 of this SAI to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES

PART 1 OF THIS SAI LISTS ON PAGE B WHICH OF THE FOLLOWING INVESTMENT PRACTICES ARE AVAILABLE TO YOUR FUND. IF AN INVESTMENT PRACTICE IS NOT LISTED IN PART 1 OF THIS SAI, IT IS NOT APPLICABLE TO YOUR FUND.

SHORT-TERM TRADING

In seeking the fund's investment goal, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the fund may have owned the security. From time to time, the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. The fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the fund's portfolio.

SHORT SALES

A fund's short sales are subject to special risks. A short sale involves the sale by the fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the fund borrows the security from a third party. The fund is then obligated to return the security to the third party, so the fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the fund.

LOWER-RATED DEBT SECURITIES

Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;

2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

3. the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the fund's achievement of its investment objective; and

4. lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

SMALL COMPANIES

Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

COMMON STOCK, PREFERRED STOCK AND WARRANTS

Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time.

FOREIGN SECURITIES

The fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the fund, will be held by the fund's custodian or by a subcustodian or depository. See also "Foreign Currency Transactions" below.

The fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxes" below.

OTHER INVESTMENT COMPANIES

The fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

ZERO COUPON SECURITIES (ZEROS)

The fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit quality.

STEP COUPON BONDS (STEPS)

The fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

TENDER OPTION BONDS

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES

The fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

MONEY MARKET INSTRUMENTS

SUPRANATIONAL OBLIGATIONS are issued by supranational entities and are generally designed to promote economic improvements. BANKER'S ACCEPTANCES are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. SHORT-TERM CORPORATE OBLIGATIONS are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. PARTICIPATION INTERESTS include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the fund would be allowed to invest in directly.

CERTIFICATES OF DEPOSITS are short-term negotiable instruments issued against deposits in a commercial bank with a defined return and maturity. TIME DEPOSITS are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved relatively little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the funds.

Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to any limitations on illiquid securities described in
Part I of this SAI. For purposes of each fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

SEPARATELY TRADED INTEREST AND PRINCIPAL SECURITIES ("STRIPS") are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. While there is no limitation on the percentage of a fund's assets that may be invested in STRIPS, the advisor will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights. The interest-only component of STRIPS is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component generally is usually volatile in response to changes in interest rates.

In U.S. TREASURY ROLLS, a fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls entail the risk that the fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The funds intend to enter into U.S. Treasury rolls only with U.S. Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. The funds will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, the funds propose to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale.

COMMERCIAL PAPER is an unsecured short-term promissory note issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation were to default on its payment obligation, a fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each fund's limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if the Advisor has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

STRIPPED OBLIGATIONS

To the extent consistent with their investment objective, funds may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the funds. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Liberty's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

MUNICIPAL SECURITIES

Municipal Securities acquired by the funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

The two principal classifications of Municipal Securities which may be held by the funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

Each fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the funds.

There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's and S&P, represent such NRSRO's opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

Municipal Securities may include rated and unrated variable and floating rate tax-exempt instruments, such as variable rate demand notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide a fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow a fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

Municipal Securities purchased by the funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by a fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the fund and adversely affect the value of its shares. Letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

The payment of principal and interest on most Municipal Securities purchased by the funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The funds cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the funds and the liquidity and value of their respective portfolios. In such an event, each fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the funds nor the advisor will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

PRIVATE ACTIVITY BONDS

The funds may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Private activity bonds held by the funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

MUNICIPAL LEASE OBLIGATIONS

Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

SECURITIES LOANS

The fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The fund may also call such loans in order to sell the securities involved.

Any cash collateral received by any of the Liberty Intermediate Tax-Exempt Bond Fund, Liberty Massachusetts Intermediate Bond Fund, Liberty Connecticut Intermediate Bond Fund, Liberty New Jersey Municipal Bond Fund, Liberty New York Municipal Bond Fund, Liberty Rhode Island Municipal Bond Fund, Liberty Florida Municipal Bond Fund, Liberty Pennsylvania Municipal Bond Fund, Liberty Intermediate Government Income Fund, Liberty High Quality Bond Fund, Liberty Corporate Bond Fund, Liberty II Large Company Index Fund, Liberty II U.S. Treasury Index Fund and Liberty II Small Company Index Fund would be invested in high quality, short-term money market instruments. Loans by such funds will generally be short-term, will be made only to borrowers deemed by the Advisor to be of good standing and only when, in the Advisor's judgment, the income to be earned from the loan justifies the attendant risks.

FORWARD COMMITMENTS ("WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES)

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. When-issued and forward commitment transactions permit a fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.

In the event of a decline in the value of the securities that the custodian has set aside, the fund may be required to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the fund's commitment. A fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because a fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be adversely affected.

Each of the funds, including Liberty New Jersey Municipal Bond Fund, Liberty New York Municipal Bond Fund, and Liberty Rhode Island Municipal Bond Fund, may purchase or sell eligible securities on a "delayed settlement" basis. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future.

MORTGAGE DOLLAR ROLLS

In a mortgage dollar roll, the fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. The fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the fund of obtaining a beneficial investment. If the broker-dealer to whom the fund sells the security becomes insolvent, the fund's right to purchase or repurchase the mortgage-related securities may be restricted. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the fund from the transaction. Successful use of mortgage dollar rolls may depend upon the advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

REITs

The funds may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The funds intend to include the gross dividends from any investments in REITs in their periodic distributions to its shareholders and, accordingly, a portion of the fund's distributions may also be designated as a return of capital.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

NON-AGENCY MORTGAGE-BACKED SECURITIES

The fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are generally issued by originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy, and the fund may incur a loss.

ASSET-BACKED SECURITIES

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.

Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.


CUSTODY RECEIPTS AND TRUST CERTIFICATES

Each Fund may invest in custody receipts and trust certificates that represent corporate debt securities. Custody receipts, such as Morgan Stanley TRACERs (Traded Custody Receipts), and trust certificates, such as Lehman Brothers TRAINs (Targeted Return Index Securities Trust), are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities or with a trust in exchange for trust certificates evidencing interests in the trust, the principal asset of which is those securities. The sponsor will then generally sell those custody receipts or trust certificates in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt or trust certificate generally will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt or trust certificate. If a custody receipt or trust certificate is sold, a holder will be treated as having directly disposed of its pro rata share of the securities evidenced by the custody receipt or trust certificate. Additionally, the holder of a custody receipt or trust certificate may withdraw the securities represented by the custody receipt of trust certificate subject to certain conditions. Custody receipts and trust certificates are generally subject to the same risks as those securities evidenced by the receipts or certificates which, in the case of the Funds, are corporate debt securities. Additionally, custody receipts and trust certificates may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market.



REPURCHASE AGREEMENTS

A repurchase agreement is a contract under which the fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate. Income on repurchase agreements is taxable.

REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, the fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the fund and, therefore, as a form of leverage. The fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each fund will segregate with its custodian liquid securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share. Reverse repurchase agreements involve the risk that the market value of the securities sold by a fund may decline below the repurchase price.

OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. The fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the fund's investment goal and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the writer effects a closing purchase transaction. A closing purchase transaction involves the purchase of a put or call option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. A closing purchase transaction cannot be effected with respect to an option once the fund writing the option has received an exercise notice for such option. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a fund to write another call option on the underlying security with either a different exercise price or different expiration date or both.

If a call option expires unexercised, a fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid, even though, in economic terms, such gain may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the fund will realize a gain or loss from the sale of the underlying security equal to the difference between (a) the fund's tax basis in the underlying security and (b) the proceeds of the sale of the security, plus the amount of the premium on the option, less the commission paid.

If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the fund might have realized had it bought the underlying security at the time it purchased the call option.

OVER-THE-COUNTER (OTC) OPTIONS. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the fund and assets held to cover OTC options written by the fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the fund, only pursuant to agreements that will assure that the fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your fund's Prospectus) of the fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the fund, (ii) OTC options purchased by the fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying securities, since the fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the fund has expired, the fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The fund may enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC.

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract, although the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the funds, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

MUNICIPAL BOND INDEX FUTURES CONTRACTS. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the Commodity Futures Trading Commission. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

OPTIONS ON FUTURES CONTRACTS. The fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a fund would likely be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the funds involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the investment adviser. It is also possible that, where a fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the fund may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities.

Where futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

The price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the fund, the fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

USE BY TAX-EXEMPT FUNDS OF INTEREST RATE AND U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. The funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the fund's portfolio securities sought to be hedged.

Successful use of index futures by the fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurs, the fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES. As an alternative to purchasing call and put options on index futures, the fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock indices, except that a fund may not write covered options on an index.

OPTIONS ON FOREIGN STOCK INDICES. The funds may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.

SWAP AGREEMENTS (SWAPS, CAPS, COLLARS AND FLOORS)

The funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if a fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

FOREIGN CURRENCY TRANSACTIONS

The fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the fund expects to purchase, when the fund holds cash or short-term investments). In connection with position hedging, the fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

A fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the fund's agreeing to exchange currency that it currently does not own for another currency -- for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars -- at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to a fund's investments, the fund will segregate with its custodian cash or other liquid assets equal in value to the market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

CURRENCY OPTIONS. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

CURRENCY SWAPS. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the advisor is incorrect in its forecast of market value and currency exchange rates, the investment performance of a fund would be less favorable than it would have been if this investment technique were not used.

EUROPEAN CURRENCY UNIFICATION. Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

This change is likely to significantly impact the European capital markets in which certain of the funds may invest and may result in such funds facing additional risks in pursuing their investment objectives. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the funds' net asset values per share.

SETTLEMENT PROCEDURES. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

PARTICIPATION INTERESTS

The fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the fund in connection with the arrangement. The fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

For certain certificates of participation, a fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the fund's participation interest, plus accrued interest. As to these instruments, each fund intends to exercise its right to demand payment as needed to provide liquidity, to maintain or improve the quality of its investment portfolio or upon a default (if permitted under the terms of the instrument).

STAND-BY COMMITMENTS

When the fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the fund with respect to a particular municipal obligation held in its portfolio. Stand-by commitments are exercisable by a fund at any time before the maturity of the underlying municipal obligation. A stand-by commitment is a security independent of the municipal obligation to which it relates. The default or bankruptcy of a securities dealer giving such a commitment would not affect the quality of the municipal obligations purchased by a fund. However, without a stand-by commitment, these securities could be more difficult to sell. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the fund, although it could sell the underlying municipal obligation to a third party at any time.

The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the fund portfolio will not exceed 10% of the value of the fund's total assets calculated immediately after each stand-by commitment is acquired. The fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

INVERSE FLOATERS

Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

RULE 144A SECURITIES

The fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 ("1933 Act"). That Rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

VARIABLE AND FLOATING RATE OBLIGATIONS

Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

If a variable or floating rate instrument is not rated, the fund's advisor must determine that such instrument is comparable to rated instruments eligible for purchase by the funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

CONVERTIBLE SECURITIES

Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the advisor's opinion, the investment characteristics of the underlying common stock will assist the fund in achieving its investment objective. Otherwise, the fund will hold or trade the convertible securities. In selecting convertible securities for a fund, the advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.

GUARANTEED INVESTMENT CONTRACTS

Pursuant to Guaranteed investment contracts ("GICs"), which are issued by U.S. and Canadian insurance companies, a fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets.

The funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to any limitations on such investments described in Part I of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. No fund will invest more than 20% of its total assets in GICs.

BANK INVESTMENT CONTRACTS

Bank investment contracts ("BICs") issued by banks that meet certain quality and asset size requirements for banks are available to the funds. Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to any limitations on such investments described in Part I of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

LOAN PARTICIPATIONS

Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The funds may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing fund may be regarded as a creditor of the intermediary bank so that the fund may also be subject to the risk that the issuing bank may become insolvent.

STRUCTURED INVESTMENTS

Structured investments are a relatively new innovation and may be designed to have various combinations of equity and fixed-income characteristics. Equity-linked securities are a form of structured investment and generally consist of a conversion privilege to a single company's common stock plus a fixed annual distribution to the holder. Equity-linked securities have some derivative characteristics because the conversion feature is linked to the price of the company's common stock. Equity-linked securities are designed to provide investors with higher quarterly income than the dividend paid per share on the common stock. However, equity-linked securities have decreased potential for capital appreciation because of limitations of the conversion feature.

Equity-linked securities include issues such as "Structured Yield Product Exchangeable for Stock" ("STRYPES"), "Trust Automatic Common Exchange Securities" ("TRACES"), "Trust Issued Mandatory Exchange Securities" ("TIMES"), "Trust Enhanced Dividend Securities" ("TRENDS") and other similar securities, including those which may be developed in the future. The issuers of the above listed examples of equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on equity-linked securities generally consist of the cash received from the U.S. Treasury securities and equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Equity-linked securities may be issued by closed-end or other forms of investment companies. To the extent that equity-linked securities are issued by investment companies, a fund's investments in equity-linked securities are subject to the same limitations as investments in more traditional forms of investment companies.

YANKEE OBLIGATIONS

Yankee obligations are U.S. dollar-denominated instruments of foreign issuers that are either registered with the SEC or issued pursuant to Rule 144A under the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and banker's acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

AMERICAN, EUROPEAN, CONTINENTAL AND GLOBAL DEPOSITARY RECEIPTS

American Depositary Receipts ("ADRs") are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. Global Depositary Receipts ("GDRs") are receipts structured similarly to EDRs and CDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the funds' respective limitations with respect to such securities, if any. If a fund invests in an unsponsored ADR, EDR, CDR or GDR, there may be less information available to the fund concerning the issuer of the securities underlying the unsponsored ADR, EDR, CDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR, CDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, CDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

TEMPORARY CASH BALANCES

The funds may hold very small temporary cash balances to efficiently manage transactional expenses. These cash balances are expected, under normal conditions, not to exceed 2% of each fund's net assets at any time (excluding amounts used as margin and segregated assets with respect to futures transactions and collateral for securities loans and repurchase agreements). The funds may invest these temporary cash balances in short-term debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities ("U.S. Government Securities"), high quality commercial paper (rated A-1 or better by S&P or P-1 or better by Moody's), certificates of deposit and time deposits of banking institutions having total assets in excess of $1 billion, and repurchase agreements collateralized by U.S. Government Securities. The funds may also hold these investments in connection with U.S. Treasury rolls, which are not subject to the 2% limitation above.

TAXES

In this section, all discussions of taxation at the shareholder and fund levels relate to federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

FEDERAL TAXES. The fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and fund distributions would generally be taxable as ordinary dividend income to the shareholders.

ALTERNATIVE MINIMUM TAX. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

DIVIDENDS RECEIVED DEDUCTIONS. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

RETURN OF CAPITAL DISTRIBUTIONS. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital exceeds the cost basis in the shares.

FUNDS THAT INVEST IN U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their fund shares and distributions and redemption proceeds received from the fund.

FUND DISTRIBUTIONS. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 20%.

Distributions will be taxed as described above whether received in cash or in fund shares. Dividends and distributions on a fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a fund's net asset value also reflects unrealized losses.

Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a fund on December 31 of such year if such dividends are actually paid during January of the following year.

It is the policy of each fund to pay dividends with respect to each taxable year equal to at least the sum of 90% of its net exempt-interest income and 90% of its investment company taxable income, if any. Dividends derived from exempt-interest income ("exempt-interest dividends") may be treated by a fund's shareholders as items of interest excludable from their gross income under Section 103(a) of the Code unless, under the circumstances applicable to a particular shareholder, exclusion would be disallowed.

DISTRIBUTIONS FROM TAX-EXEMPT FUNDS. Each tax-exempt fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder. The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

The Tax Reform Act of 1986 makes income from certain "private activity bonds" issued after August 7, 1986, a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Other provisions of the Tax Reform Act affect the tax treatment of distributions for corporations, casualty insurance companies and financial institutions; interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 20% tax rate for shareholders who are individuals) regardless of the length of time fund shares are held.

A tax-exempt fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of one year or more is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the fund.

SPECIAL TAX RULES APPLICABLE TO TAX-EXEMPT FUNDS. Income distributions to shareholders who are substantial users or related persons of substantial users of facilities financed by industrial revenue bonds may not be excludable from their gross income if such income is derived from such bonds. Income derived from the fund's investments other than tax-exempt instruments may give rise to taxable income. The fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of fund shares to the extent of tax-exempt dividends paid during that period. A shareholder who borrows money to purchase the fund's shares will not be able to deduct the interest paid with respect to such borrowed money.

"Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

SALES OF SHARES. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than 12 months. Otherwise the gain on the sale, exchange or redemption of fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than 12 months, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to a 30% backup withholding unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to the fund. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, LFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.

EXCISE TAX. To the extent that the fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Advisor intends to avoid this tax except when the cost of processing the distribution is greater than the tax.

TAX ACCOUNTING PRINCIPLES. To qualify as a "regulated investment company," the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities); and (c) distribute at least 90% of both its ordinary income (inclusive of net short-term capital gains) and its tax-exempt interest income earned each year.

HEDGING TRANSACTIONS. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund and its shareholders.

SECURITIES ISSUED AT A DISCOUNT. The fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In such cases, the fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the fund level.

FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the fund. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by the fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the fund in certain "passive foreign investment companies" could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to fund shareholders. However, the fund may be able to elect to treat a passive foreign investment company as a "qualified electing fund," in which case the fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return.

COUNSEL TO THE FUNDS

Ropes & Gray, located at One International Place, Boston, MA 02110, and Bell, Boyd & Lloyd LLC, located at Three First National Plaza, 70 West Madison Street, Chicago, IL 60602 serve as counsel to each of the funds.

MANAGEMENT OF THE FUNDS (IN THIS SECTION, AND THE FOLLOWING SECTIONS ENTITLED "TRUSTEES AND OFFICERS," "THE MANAGEMENT AGREEMENT," "ADMINISTRATION AGREEMENT," "THE PRICING AND BOOKKEEPING AGREEMENT," "PORTFOLIO TRANSACTIONS," "INVESTMENT DECISIONS," AND "BROKERAGE AND RESEARCH SERVICES," THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC.)


The Advisor is the investment advisor to each of the funds (except for Liberty Connecticut Intermediate Municipal Bond Fund, Liberty Corporate Bond Fund, Liberty Florida Intermediate Municipal Bond Fund, Liberty Quality Bond Fund, Liberty Intermediate Government Income Fund, Liberty Intermediate Plus Tax-Exempt Bond Fund, Liberty Massachusetts Intermediate Municipal Bond Fund, Liberty Money Market Fund, Liberty Municipal Money Market Fund, Liberty New Jersey Intermediate Municipal Bond Fund, Liberty New York Intermediate Municipal Bond Fund, Liberty Newport Global Equity Fund, Liberty Newport Tiger Fund, Liberty Newport Japan Opportunities Fund, Liberty Newport Greater China Fund, Liberty Newport Europe Fund, Liberty Newport International Equity Fund, Liberty Newport Asia Pacific Fund, Liberty Pennsylvania Intermediate Municipal Bond Fund, Liberty Rhode Island Intermediate Municipal Bond Fund, Liberty Tax-Managed Value Fund, Liberty Large Company Index Fund, Liberty Small Company Index Fund and Liberty U.S. Treasury Index Fund - see Part I of each Fund's respective SAI for a description of the investment advisor). The Advisor is a subsidiary of Liberty Funds Group LLC (LFG), One Financial Center, Boston, MA 02111, which in turn is a wholly owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly owned subsidiary of Fleet National Bank, a national banking association, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Each of FleetBoston Financial Corporation, Fleet National Bank and Columbia Management Group, Inc. is located at 100 Federal Street, Boston, MA 02110.

TRUSTEES AND OFFICERS (THIS SECTION APPLIES TO ALL OF THE FUNDS)

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Liberty Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each of the Liberty Funds.

                                                                                                 Number of
                                                                                                Portfolios
                                              Year First                                            in
                                  Position    Elected or                                           Fund
                                    with      Appointed                                          Complex            Other
       Name, Address              Liberty         to       Principal Occupation(s)               Overseen        Directorships
          And Age                  Funds        Office     During Past Five Years               By Trustee           Held
          -------                  -----        ------     ----------------------               ----------           ----
DISINTERESTED TRUSTEES

Douglas A. Hacker (Age 46)         Trustee        2000     President of UAL Loyalty                 103              None
P.O. Box 66100                                             Services and Executive Vice
Chicago, IL 60666                                          President of United Airlines
                                                           (airline) since September, 2001
                                                           (formerly Executive Vice
                                                           President from July, 1999 to
                                                           September, 2001); Chief
                                                           Financial Officer of United
                                                           Airlines since July, 1999;
                                                           Senior Vice President and Chief
                                                           Financial Officer of UAL, Inc.
                                                           prior thereto.

Janet Langford Kelly (Age 44)      Trustee        2000     Executive Vice                           103              None
One Kellogg Square                                         President-Corporate Development
Battle Creek, MI 49016                                     and Administration, General
                                                           Counsel and Secretary, Kellogg
                                                           Company (food manufacturer),
                                                           since September, 1999; Senior
                                                           Vice President, Secretary and
                                                           General Counsel, Sara Lee
                                                           Corporation (branded, packaged,
                                                           consumer-products manufacturer)
                                                           prior thereto.

Richard W. Lowry (Age 65)          Trustee        1995     Private Investor since August,           105              None
10701 Charleston Drive                                     1987 (formerly Chairman and
Vero Beach, FL 32963                                       Chief Executive Officer, U.S.
                                                           Plywood Corporation (building
                                                           products manufacturer)).

Salvatore Macera (Age 70)          Trustee        1998     Private Investor since 1981              103              None
26 Little Neck Lane                                        (formerly Executive Vice
New Seabury, MA  02649                                     President and Director of Itek
                                                           Corporation (electronics) from
                                                           1975 to 1981).

                                                                                                 Number of
                                                                                                Portfolios
                                              Year First                                            in
                                  Position    Elected or                                           Fund
                                    with      Appointed                                          Complex            Other
       Name, Address              Liberty         to       Principal Occupation(s)               Overseen       Directorships
          And Age                  Funds        Office     During Past Five Years               By Trustee          Held
          -------                  -----        ------     ----------------------               ----------          ----
DISINTERESTED TRUSTEES

Charles R. Nelson (Age 59)         Trustee        2000     Van Voorhis Professor,                   103              None
Department of Economics                                    Department of Economics,
University of Washington                                   University of Washington since
Seattle, WA 98195                                          January, 1976; consultant on
                                                           econometric and statistical
                                                           matters.

John J. Neuhauser (Age 58)         Trustee        1985     Academic Vice President and Dean         105         Saucony, Inc.
84 College Road                                            of Faculties since August, 1999,                     (athletic footwear);
Chestnut Hill, MA 02467-3838                               Boston College (formerly Dean,                       SkillSoft Corp.
                                                           Boston College School of
                                                           Management from September, 1977
                                                           to September, 1999).

Thomas E. Stitzel (Age 66)         Trustee        1998     Business Consultant since 1999           103              None
2208 Tawny Woods Place                                     (formerly Professor of Finance
Boise, ID  83706                                           from 1975 to 1999 and Dean from
                                                           1977 to 1991, College of
                                                           Business, Boise State
                                                           University); Chartered Financial
                                                           Analyst.

                                                                                             Number of
                            Position    Year First                                         Portfolios in
                              with      Elected or                                         Fund Complex           Other
     Name, Address          Liberty    Appointed to    Principal Occupation(s)               Overseen          Directorships
        And Age               Funds       Office        During Past Five Years              By Trustee             Held
     -------------          -------    ------------    -----------------------             -------------       -------------
DISINTERESTED TRUSTEES

Thomas C. Theobald
(Age 64)                     Trustee       2000        Managing Director, William Blair         103          Xerox Corporation
Suite 1300                                             Capital Partners (private equity                    (business products and
222 West Adams Street                                  investing) since September, 1994                     services), Anixter
Chicago, IL 60606                                      (formerly Chief Executive                           International (network
                                                       Officer and Chairman of the                            support equipment
                                                       Board of Directors, Continental                     distributor), Jones Lang
                                                       Bank Corporation).                                   La Salle (real estate
                                                                                                           management services) and
                                                                                                                MONY Group
                                                                                                             (life insurance).

Anne-Lee Verville
(Age 56)                     Trustee       1998        Author and speaker on                    103        Chairman of the Board of
359 Stickney Hill Road                                 educational systems needs                           Directors, Enesco Group,
Hopkinton, NH  03229                                   (formerly General Manager,                          Inc. (designer, importer
                                                       Global Education Industry from                        and distributor of
                                                       1994 to 1997, and President,                             giftware and
                                                       Applications Solutions Division                         collectibles).
                                                       from 1991 to 1994, IBM
                                                       Corporation (global education
                                                       and global applications)).

                                                                                            Number of
                                         Year First                                       Portfolios in
                          Position       Elected or                                       Fund Complex
     Name, Address      with Liberty    Appointed to       Principal Occupation(s)          Overseen
        And Age            Funds           Office          During Past Five Years          By Trustee      Other Directorships Held
        -------            -----           ------          ----------------------          ----------      ------------------------
 Interested Trustees
 -------------------
William E. Mayer*
(Age 61)                  Trustee           1994      Managing Partner, Park Avenue             105         Lee Enterprises (print
399 Park Avenue                                       Equity Partners (private equity                      and on-line media), WR
Suite 3204                                            fund) since February, 1999                                Hambrecht + Co.
New York, NY 10022                                    (formerly Founding Partner,                             (financial service
                                                      Development Capital LLC from                           provider)First Health
                                                      November 1996 to February, 1999;                     (healthcare) and Systech
                                                      Dean and Professor, College of                         Retail Systems (retail
                                                      Business and Management,                               industry technology
                                                      University of Maryland from                                  provider)
                                                      October, 1992 to November,
                                                      1996).

Joseph R. Palombo*
(Age 48)                Trustee and         2000      Chief Operating Officer of                103               None
One Financial Center    Chairman of                   Columbia Management Group, Inc.
Boston, MA 02111         the Board                    (Columbia Management Group)
                                                      since November, 2001; formerly
                                                      Chief Operations Officer of
                                                      Mutual Funds, Liberty Financial
                                                      Companies, Inc. from August,
                                                      2000 to November, 2001;
                                                      Executive Vice President of
                                                      Stein Roe & Farnham Incorporated
                                                      (Stein Roe) since April, 1999;
                                                      Executive Vice President and
                                                      Director of the Advisor since
                                                      April, 1999; Executive Vice
                                                      President and Chief
                                                      Administrative Officer of
                                                      Liberty Funds Group, LLC ("LFG")
                                                      since April, 1999; Director of
                                                      Stein Roe since September, 2000;
                                                      Trustee and Chairman of the
                                                      Board of the Stein Roe Mutual
                                                      Funds since October, 2000;
                                                      Manager of Stein Roe Floating
                                                      Rate Limited Liability Company
                                                      since October, 2000 (formerly
                                                      Vice President of the Liberty
                                                      Funds from April, 1999 to
                                                      August, 2000; Chief Operating
                                                      Officer and Chief Compliance
                                                      Officer, Putnam Mutual Funds
                                                      from December, 1993 to March,
                                                      1999).


* Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor.


                                                         Year First Elected
  Name, Address                         Position          or Appointed to                Principal Occupation(s)
     And Age                       With Liberty Funds          Office                    During Past Five Years
     -------                       ------------------          ------                    ----------------------
Officers
Keith T. Banks (Age 46)                 President               2001          President of the Liberty Funds since November,
Columbia Management Group, Inc.                                               2001; Chief Investment Officer and Chief Executive
590 Madison Avenue, 36th Floor                                                Officer of Columbia Management Group since August,
Mail Stop NY EH 30636A                                                        2000 (formerly Managing Director and Head of U.S.
New York, NY  10022                                                           Equity, J.P. Morgan Investment Management from
                                                                              November, 1996 to August, 2000).

Vicki L. Benjamin (Age 40)          Chief Accounting            2001          Controller of the Liberty Funds and Liberty
One Financial Center                   Officer and                            All-Star Funds since May, 2002; Chief Accounting
Boston, MA 02111                       Controller                             Officer of the Liberty Funds and Liberty All-Star
                                                                              Funds since June, 2001; Vice President of LFG
                                                                              since April, 2001 (formerly Vice President,
                                                                              Corporate Audit, State Street Bank and Trust
                                                                              Company from May, 1998 to April, 2001; Audit
                                                                              Manager from July, 1994 to June, 1997; Senior
                                                                              Audit Manager from July, 1997 to May, 1998,
                                                                              Coopers & Lybrand, LLP).

J. Kevin Connaughton (Age 37)           Treasurer               2000          Treasurer of the Liberty Funds and of the Liberty
One Financial Center                                                          All-Star Funds since December, 2000 (formerly
Boston, MA 02111                                                              Controller of the Liberty Funds and of the Liberty
                                                                              All-Star Funds from February, 1998 to October,
                                                                              2000); Treasurer of the Stein Roe Funds since
                                                                              February, 2001 (formerly Controller from May, 2000
                                                                              to February, 2001); Senior Vice President of LFG
                                                                              since January, 2001 (formerly Vice President from
                                                                              April, 2000 to January, 2001; Vice President of
                                                                              the Advisor from February, 1998 to October, 2000;
                                                                              Senior Tax Manager, Coopers & Lybrand, LLP from
                                                                              April, 1996 to January, 1998).

                                                         Year First Elected
  Name, Address                         Position          or Appointed to                 Principal Occupation(s)
     And Age                       with Liberty Funds          Office                     During Past Five Years
     -------                       ------------------          ------                     ----------------------
Officers

Jean S. Loewenberg (Age 56)             Secretary               2002          Secretary of the Liberty Funds and of the Liberty
One Financial Center                                                          All-Star Funds since February, 2002; Senior Vice
Boston, MA 02111                                                              President and Group Senior Counsel, FleetBoston
                                                                              Financial Corporation since November, 1996.

TRUSTEE POSITIONS

As of December 31, 2001, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston Financial, the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the Liberty Funds or any person controlling, controlled by or under common control with any such entity.

Approving the Investment Advisory Contract

In determining to approve the Funds' management agreements, the Trustees met with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel who will be providing services under those agreements. See "Managing the Fund" in the Funds' Prospectuses and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Predecessor Funds and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources to be devoted by the Advisor to the Funds would be appropriate to fulfill effectively the Advisor's duties under the agreements. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreements.

The Trustees received information concerning the investment philosophy and investment process to be applied by the Advisor in managing the Funds. See "Principal Investment Strategies" and "Principal Investment Risks" in the Funds' Prospectuses. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions to be effected for the Funds and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to the Funds, given the Funds' investment objectives and policies.

The Trustees considered the scope of the services to be provided by the Advisor to the Funds under the agreements relative to services provided by third parties to other mutual funds. See "Fund Charges and Expenses" and "Management of the Funds - The Management Agreement". The Trustees concluded that the scope of the Advisor's services to the Funds would be consistent with the Funds' operational requirements, including, in addition to its investment objective, compliance with the Funds' investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the Advisor to the Predecessor Funds. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of the Predecessor Funds and the other funds in the complex. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds - Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Funds - Portfolio Transactions."

The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to the Predecessor Funds' total expenses and the reputation of the Funds' other service providers. See "Your Expenses" in the Funds' Prospectuses. The Trustees also considered information provided by third parties relating to the Predecessor Funds' investment performance relative to their performance benchmarks, relative to other similar funds managed by the Advisor and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including the Predecessor Funds' one, five and ten year calendar year periods and/or the life of the Funds, as applicable (See "Performance History" in the Funds' Prospectuses), as well as factors identified by the Advisor as contributing to the Predecessor Funds' performance. See the Predecessor Funds' most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreements. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to the Advisor. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Fund" in the Funds' Prospectuses.

Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.


                                     General

Messrs. Lowry, Mayer and Neuhauser are also Trustees of the Liberty All-Star Funds.

The Trustees serve as trustees of all funds for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the funds based on each fund's relative net assets and one-third of the fees is divided equally among the funds.

The Advisor and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Advisor currently serves as investment advisor or administrator for 63 open-end and 9 closed-end management investment company portfolios. Trustees and officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.

The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the funds into a master fund/feeder fund structure. Under this structure, a fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.


THE MANAGEMENT AGREEMENT (THIS SECTION DOES NOT APPLY TO LIBERTY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND, LIBERTY CORPORATE BOND FUND, LIBERTY FLORIDA INTERMEDIATE MUNICIPAL BOND FUND, LIBERTY QUALITY PLUS BOND FUND, LIBERTY INTERMEDIATE GOVERNMENT INCOME FUND, LIBERTY INTERMEDIATE TAX-EXEMPT BOND FUND, LIBERTY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND, LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND, LIBERTY NEW YORK INTERMEDIATE MUNICIPAL BOND FUND, LIBERTY NEWPORT GLOBAL EQUITY FUND, LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT EUROPE FUND, LIBERTY NEWPORT INTERNATIONAL EQUITY FUND, LIBERTY NEWPORT ASIA PACIFIC FUND, LIBERTY PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND, LIBERTY RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND, LIBERTY TAX-MANAGED VALUE FUND, LIBERTY LARGE COMPANY INDEX FUND, LIBERTY SMALL COMPANY INDEX FUND AND LIBERTY U.S. TREASURY INDEX FUND)


Under a Management Agreement (Agreement), the Advisor has contracted to furnish each fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each fund pays a monthly fee based on the average of the daily closing value of the total net assets of each fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Agreement may be terminated with respect to the fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. LFD pays the cost of printing and distributing all other Prospectuses.


ADMINISTRATION AGREEMENT (THIS SECTION APPLIES ONLY TO LIBERTY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND, LIBERTY CORPORATE BOND FUND, LIBERTY FLORIDA INTERMEDIATE MUNICIPAL BOND FUND, LIBERTY QUALITY PLUS BOND FUND, LIBERTY INTERMEDIATE GOVERNMENT INCOME FUND, LIBERTY INTERMEDIATE TAX EXEMPT BOND FUND, LIBERTY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND, LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND, LIBERTY NEW YORK INTERMEDIATE MUNICIPAL BOND FUND, LIBERTY NEWPORT GLOBAL EQUITY FUND, LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT EUROPE FUND, LIBERTY NEWPORT INTERNATIONAL EQUITY FUND, LIBERTY NEWPORT ASIA PACIFIC FUND, LIBERTY PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND, LIBERTY RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND, LIBERTY TAX-MANAGED VALUE FUND, LIBERTY LARGE COMPANY INDEX FUND, LIBERTY SMALL COMPANY INDEX FUND AND LIBERTY U.S. TREASURY INDEX FUND AND THEIR RESPECTIVE TRUSTS).



Under an Administration Agreement with each fund named above, the Administrator, or the Advisor in its capacity as the Administrator, to such fund, as applicable, has contracted to perform the following administrative services:


         (a)      providing office space, equipment and clerical personnel;

         (b) arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each fund;

         (c) preparing and, if applicable, filing all documents required for compliance by each fund with applicable laws and regulations;

         (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

         (e) coordinating and overseeing the activities of each fund's other third-party service providers; and

         (f)      maintaining certain books and records of each fund.

With respect to Liberty Money Market Fund and Liberty Municipal Money Market Fund, the Administration Agreement for these funds provides for the following services in addition to the services referenced above:

         (g) Monitoring compliance by the fund with Rule 2a-7 under the 1940 Act and reporting to the Trustees from time to time with respect thereto; and

         (h)      Monitoring the investments and operations of the following
                  Portfolios: SR&F Municipal Money Market Portfolio (Municipal Money Market Portfolio) in which Liberty Municipal Money Market Fund is invested; and SR&F Cash Reserves Portfolio in which Liberty Money Market Fund is invested.


The Advisor/Administrator is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.


                      The Pricing and Bookkeeping Agreement

The Advisor/Administrator is responsible for providing accounting and bookkeeping services to each fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor/Administrator has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor/Administrator pays fees to State Street under the Outsourcing Agreement.

Under a pricing and bookkeeping agreement with each fund, the Advisor/Administrator receives from each fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

- from each fund that is a stand-alone fund or a master fund in a master fund/feeder fund structure, an annual flat fee of $10,000, paid monthly;

- from each fund that is a feeder fund in a master fund/feeder fund structure, an annual flat fee of $5,000, paid monthly; and

- in any month that a fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the fund for that month that is determined by the following formula:

                  (number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement )] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

                  Each fund reimburses the Advisor/Administrator for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

PORTFOLIO TRANSACTIONS

THE FOLLOWING SECTIONS ENTITLED "INVESTMENT DECISIONS" AND "BROKERAGE AND RESEARCH SERVICES" DO NOT APPLY TO LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY TAX-MANAGED VALUE FUND AND LIBERTY NEWPORT GLOBAL EQUITY FUND. FOR EACH OF THESE FUNDS, SEE PART 1 OF ITS RESPECTIVE SAI. THE ADVISOR OF LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT INTERNATIONAL EQUITY FUND, LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT EUROPE FUND AND LIBERTY NEWPORT ASIA PACIFIC FUND FOLLOWS THE SAME PROCEDURES AS THOSE SET FORTH UNDER "BROKERAGE AND RESEARCH SERVICES."


INVESTMENT DECISIONS. The Advisor acts as investment advisor to each of the funds (except for the Liberty Connecticut Intermediate Municipal Bond Fund, Liberty Corporate Bond Fund, Liberty Florida Intermediate Municipal Bond Fund, Liberty Quality Plus Bond Fund, Liberty Intermediate Government Income Fund, Liberty Intermediate Tax-Exempt Bond Fund, Liberty Massachusetts Intermediate Municipal Bond Fund, Liberty Money Market Fund, Liberty Municipal Money Market Fund, Liberty New Jersey Intermediate Municipal Bond Fund, Liberty New York Intermediate Municipal Bond Fund, Liberty Newport Asia Pacific Fund, Liberty Newport Europe Fund, Liberty Newport Global Equity Fund, Liberty Newport Greater China Fund, Liberty Newport International Equity Fund, Liberty Newport Japan Opportunities Fund, Liberty Newport Tiger Fund, Liberty Pennsylvania Intermediate Municipal Bond Fund, Liberty Rhode Island Intermediate Municipal Bond Fund, Liberty Tax-Managed Value Fund, Liberty Large Company Index Fund, Liberty U.S. Treasury Index Fund or Liberty Small Company Index Fund each of which is administered by the Advisor). The Advisor's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The funds and clients advised by the Advisor or the funds administered by the Advisor sometimes invest in securities in which the fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the funds outweighs the disadvantages, if any, which might result from these practices.


The portfolio managers of Liberty Newport Global Equity Fund, a series of Liberty Funds Trust IV, will use the trading facilities of Stein Roe, an affiliate of the Advisor, to place all orders for the purchase and sale of this fund's portfolio securities, futures contracts and foreign currencies.

BROKERAGE AND RESEARCH SERVICES. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the funds as a factor in the selection of broker-dealers to execute securities transactions for a fund.

The Advisor places the transactions of the funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the funds' transactions where the funds can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a fund.

The Advisor may use the services of Quick & Reilly, Inc., Robertson Stephens, Inc. or Fleet Securities, Inc., each an affiliate of the Advisor, when buying or selling securities for a fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays to affiliates of the Advisor on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through affiliates of the Advisor so that the Trustees may consider whether such trades complied with these procedures and the Rule.

PRINCIPAL UNDERWRITER

LFD is the principal underwriter of the Trust's shares. LFD has no obligation to buy the funds' shares, and purchases the funds' shares only upon receipt of orders from authorized FSFs or investors.

INVESTOR SERVICING AND TRANSFER AGENT

LFS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to LFS is based on the average daily net assets of each fund plus reimbursement for certain out-of-pocket expenses. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION ON FEES RECEIVED BY LFS. The agreement continues indefinitely but may be terminated by 90 days' notice by the fund to LFS or generally by 6 months' notice by LFS to the fund. The agreement limits the liability of LFS to the fund for loss or damage incurred by the fund to situations involving a failure of LFS to use reasonable care or to act in good faith in performing its duties under the agreement. It also provides that the fund will indemnify LFS against, among other things, loss or damage incurred by LFS on account of any claim, demand, action or suit made on or against LFS not resulting from LFS's bad faith or negligence and arising out of, or in connection with, its duties under the agreement.

CODE OF ETHICS

The funds, the Advisor, and LFD have adopted Codes of Ethics pursuant to the requirements of the Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

DETERMINATION OF NET ASSET VALUE

Each fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther

King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the fund's redeemable securities on days when an investor cannot redeem such securities. The net asset value of the Municipal Money Market Portfolio will not be determined on days when the Exchange is closed unless, in the judgment of the Municipal Money Market Portfolio's Board of Trustees, the net asset value of the Municipal Money Market Portfolio should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trust's Board of Trustees.

(The following two paragraphs are applicable only to Liberty Newport Tiger Fund, Liberty Newport Japan Opportunities Fund, Liberty Newport Greater China Fund, Liberty Newport International Equity Fund, Liberty Newport Europe Fund and Liberty Newport Asia Pacific Fund. "Advisor" in these two paragraphs refers to each fund's investment advisor, Newport Fund Management, Inc.)

Trading in securities on stock exchanges and over-the-counter markets in the Far East is normally completed well before the close of the business day in New York. Trading on Far Eastern securities markets may not take place on all business days in New York, and trading on some Far Eastern securities markets does take place on days which are not business days in New York and on which the fund's NAV is not calculated.

The calculation of the fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the fund's NAV is calculated) will not be reflected in the fund's calculation of NAV unless the Advisor, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the fund's shares into U.S. dollars at prevailing market rates.

AMORTIZED COST FOR MONEY MARKET FUNDS (THIS SECTION CURRENTLY DOES NOT APPLY TO LIBERTY MONEY MARKET FUNDS, - SEE "AMORTIZED COST FOR MONEY MARKET FUNDS" UNDER "OTHER INFORMATION CONCERNING THE PORTFOLIO" IN PART 1 OF THE SAI OF LIBERTY MUNICIPAL MONEY MARKET FUND FOR INFORMATION RELATING TO THE MUNICIPAL MONEY MARKET PORTFOLIO)

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Portfolio instruments are valued under the amortized cost method, whereby the instrument is recorded at cost and thereafter amortized to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. When a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.

See the Statement of Assets and Liabilities in the shareholder report of the Liberty Money Market Fund for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.

HOW TO BUY SHARES

The Prospectus contains a general description of how investors may buy shares of the fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the fund before the fund processes that day's transactions. If the FSF fails to transmit before the fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to LFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

The fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, LFD's commission is the sales charge shown in the fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that LFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that LFD may from time to time reallow additional amounts to all or certain FSFs. LFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse LFD for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption will subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

LFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to LFS, provided the new FSF has a sales agreement with LFD.

Shares credited to an account are transferable upon written instructions in good order to LFS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates will not be issued for Class A shares unless specifically requested and no certificates will be issued for Class B, C, G, J, S, T or Z shares. The Liberty money market funds will not issue certificates. Shareholders may send any certificates which have been previously acquired to LFS for deposit to their account.

LFD may, at its expense, provide special sales incentives (such as cash payments in addition to the commissions specified in the Fund's SAI) to FSFs that agree to promote the sale of shares of the Fund or other funds that LFD distributes. At its discretion, the Distributor may offer special sales incentives only to selected FSFs or to FSFs who have previously sold or expect to sell significant amounts of the Fund's shares.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares of most funds advised by Colonial, Fleet Investment Advisors Inc., Newport Fund Management, Inc., Crabbe Huson Group, Inc. and Stein Roe may be purchased through the Automatic Investment Plan. Preauthorized monthly bank drafts or electronic funds transfers for a fixed amount of at least $50 are used to purchase a fund's shares at the public offering price next determined after LFD receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from LFD.


AUTOMATED DOLLAR COST AVERAGING (Classes A, B, C, T, G, S and Z). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any mutual fund advised by Colonial, Newport Fund Management, Inc., Crabbe Huson Group, Inc. and Stein Roe in which you have a current balance of at least $5,000 into the same class of shares of up to four other funds. Complete the Automated Dollar Cost Averaging section of the Application. The designated amount will be exchanged on the third Tuesday of each month. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any fund, exchange between the same Class of shares of funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any fund, subject to the imposition of any applicable CDSC.

Any additional payments or exchanges into your fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Liberty Funds Services, Inc. P.O. Box 8081, Boston, MA 02266-8081.

You should consult your FSF or investment advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

LFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" for more information.

CLASS T SHAREHOLDER SERVICES PLAN. The Trustees have approved a Shareholder Services Plan (the "Services Plan") pursuant to which the trusts plan to enter into servicing agreements with institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Class T shares of each fund other than the Liberty Newport Tiger Fund. Such services are provided to the institution's customers who are the beneficial owners of Class T shares and are intended to supplement the services provided by the fund's administrator and transfer agent to the shareholders of record of the Class T shares. The Services Plan provides that each Fund will pay fees for such services at an annual rate of up to 0.50% of the average daily net asset value of Class T shares owned beneficially by the institution's customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with LFD; (ii) processing dividend payments from a fund; (iii) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and (iv) providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: (i) providing customers with information as to their positions in Class T shares; (ii) responding to customer inquiries; and (iii) providing a service to invest the assets of customers in Class T shares.

The payments under the servicing agreements entered into as of the date of this Statement of Additional Information are limited to an aggregate fee of not more than 0.00% for the Rhode Island Intermediate Municipal Bond Fund, 0.50% (on an annualized basis) of the average daily net asset value of the Class T shares of equity funds beneficially owned by customers of institutions and 0.15% (on an annualized basis) of the average daily net asset value of the Class T shares of bond funds (other than the Rhode Island Intermediate Municipal Bond Fund) beneficially owned by customers of institutions. The funds understand that institutions may charge fees to their customers who are the beneficial owners of Class T shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan. Under the terms of each servicing agreement, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class T shares.

Each servicing agreement with an institution ("Service Organization") relating to the Services Plan requires that, with respect to those funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Class T shares of such funds on any day do not exceed the income to be accrued to such Class T shares on that day.

During the last three fiscal years, the following payments were made to Service Organizations (net of expense reimbursements) with respect to Class T shares as shown in the table below:

                                                              FOR THE FISCAL YEARS ENDED OCTOBER 31,:
FUND(1)                                                    2001(2)          2000            1999
-------                                                    -------          ----            ----
Liberty Connecticut Intermediate Municipal Bond Fund       $   12,324       $       16      N/A
Liberty Corporate Bond Fund                                N/A               N/A            N/A

                                                          FOR THE FISCAL YEARS ENDED OCTOBER 31,:
FUND(1)                                                    2001(2)          2000            1999
-------                                                    -------          ----            ----
Liberty Florida Municipal Bond Fund                        N/A              N/A             N/A
Liberty Quality Plus Bond Fund                             $   52,592       $   50,775      $   59,319
Liberty Intermediate Government Income Fund                $   72,351       $   66,775      $   87,475
Liberty Intermediate Tax-Exempt Bond Fund                  $    5,968       $        1(3)   N/A
Liberty Massachusetts Intermediate Municipal Bond Fund     $   30,707       $      362(3)   N/A
Liberty New Jersey Intermediate Municipal Bond Fund        $    4,963       $    1,054      $      960
Liberty New York Intermediate Municipal Bond Fund          $   57,332(2)    $   58,189      $   66,562
Liberty Pennsylvania Intermediate Municipal Bond Fund      N/A              N/A             N/A
Liberty Rhode Island Intermediate Municipal Bond Fund      $        0       $        0(3)   $        0
Liberty Large Company Index Fund                           N/A              N/A             N/A
Liberty U.S. Treasury Index Fund                           N/A              N/A             N/A
Liberty Small Company Index Fund                           N/A              N/A             N/A



----------------------

(1) Information shown for each fund for periods prior to its reorganization is that of Retail A shares of its predecessor fund. Class T shares are a newer class of shares created as part of the Galaxy reorganization.



(2) Expense reimbursements for the fiscal year ended October 31, 2001 were $0, $904, $3,025 and $14, respectively, for the Liberty Intermediate Government Income Fund, Liberty New York Intermediate Municipal Bond Fund, Liberty Massachusetts Intermediate Municipal Bond Fund and Liberty Connecticut Intermediate Municipal Bond Fund.


(3) For the period from June 26, 2000 through October 31, 2000.

The Class T servicing agreements are governed by the Services Plan approved by the Board of Trustees in connection with the offering of Class T shares of each fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the trustees who are not "interested persons" of the funds as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

The Board of Trustees has approved the service agreements with Service Organizations based on information provided by the funds' service contractors that there is a reasonable likelihood that the arrangements will benefit the funds and their shareholders by affording the funds greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Class T shares of the funds. Any material amendment to the funds' arrangements with Service Organizations must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees). So long as the service agreements with Service Organizations are in effect, the selection and nomination of the members of Liberty's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the funds will be committed to the discretion of such Disinterested Trustees.

TAX-SHELTERED RETIREMENT PLANS. LFD offers prototype tax-qualified plans, including Individual Retirement Accounts (IRAs), and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Investors Bank & Trust Company is the Trustee of LFD prototype plans and charges a $18 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from LFD.

Participants in non-LFD prototype Retirement Plans (other than IRAs) also are charged a $10 annual fee unless the plan maintains an omnibus account with LFS. Participants in LFD prototype Plans (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to LFS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a LFD IRA Rollover account in any fund, or if the Plan maintains an omnibus account.

Consultation with a competent financial and tax advisor regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

TELEPHONE ADDRESS CHANGE SERVICES. By calling LFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.

CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

AUTOMATIC DIVIDEND DIVERSIFICATION. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a fund automatically invested in the same class of shares of another fund. An ADD account must be in the same name as the shareholder's existing open account with the particular fund. Call LFS for more information at 1-800-422-3737.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES


RIGHT OF ACCUMULATION (Class A, B and Class T shares) Reduced sales charges on Class A, B and T shares can be effected by combining a current purchase with prior purchases of all shares (of any class) of funds distributed by LFD. The applicable sales charge is based on the combined total of:


1.       the current purchase; and


2. the value at the public offering price at the close of business on the previous day of all shares (of any class) of funds distributed by LFD held by the shareholder (except shares of any money market fund, unless such shares were acquired by exchange from Class A or T shares of another fund other than a money market fund).


LFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by LFS. A fund may terminate or amend this Right of Accumulation.





STATEMENT OF INTENT (Class A and Class T shares only). Any person may qualify for reduced sales charges on purchases of Class A and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all shares (of any class) of funds distributed by LFD held by the shareholder on the date of the Statement in funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.


During the term of a Statement, LFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to LFD the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to LFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, LFS will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from LFS at 1-800-345-6611.


REINSTATEMENT PRIVILEGE. An investor who has redeemed Class A, B, C, T or G shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any fund at the NAV next determined after LFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or LFS. Shareholders may exercise this Privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.


PRIVILEGES OF LIBERTY EMPLOYEES OR FINANCIAL SERVICE FIRMS (IN THIS SECTION, THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS). Class A shares of certain funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, LFD and certain other companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with LFD; and such persons' families and their beneficial accounts.

PRIVILEGES OF LIBERTY ACORN FUNDS SHAREHOLDERS. Any shareholder who owned shares of any fund of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by LFD, may purchase Class A shares of any fund distributed by LFD at NAV in those cases where a Liberty Fund Class Z share is not available. Qualifying shareholders will not be subject to any Class A initial sales charge or CDSC; however, they will be subject to the annual Rule 12b-1 service fee.

EXCHANGES FOR AFFILIATES OF LFD. Clients of affiliates of LFD who have previously purchased shares of other investment companies and have been charged a front-end load or other sales charge on such purchases may exchange those shares for Class A shares of any funds distributed by LFD, without incurring an additional front-end load or sales charge for those exchanged shares. Certain funds may charge an annual 12b-1 distribution and service fee.

SPONSORED ARRANGEMENTS. Class A and Class T shares of certain funds may be purchased at a reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

Class A and Class T shares of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with LFD pursuant to which the funds are included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.


WAIVER OF INITIAL SALES CHARGES (CLASS A AND T SHARES)

Class A share initial sales charges (but not contingent deferred sales charges) are waived for the following categories of investors:

-  Galaxy shareholders prior to December 1, 1995; and

- Shareholders who (i) purchased Galaxy Prime A Shares at net asset value and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally purchased.

Class T initial share sales charges (but not contingent deferred sales charges) are waived for the following categories of investors:

-  Galaxy shareholders prior to December 1, 1995;

- Shareholders who (i) purchased Galaxy Retail A Shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally purchased; and

- Boston 1784 Fund shareholders on the date the Funds were reorganized into Galaxy Funds.



WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCS) (IN THIS SECTION, THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS) CLASS A, B, C, T and G SHARES. CDSCs may be waived on redemptions in the following situations with the proper documentation:


1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with LFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three-month period prior to the first SWP redemption). Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "How to Sell Shares
         - Systematic Withdrawal Plan."

3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise AFTER the purchase of shares AND (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by Colonial.

6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in funds distributed by LFD for at least two years.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

CLASS G SHARES. CDSCs are not assessed on Class G shares in the following circumstances: (a) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to
Section 403(b)(7) of the Internal Revenue Code; (b) redemptions in connection with required (or, in some cases, discretionary) distributions to participants in qualified retirement or Keogh plans, individual retirement accounts or custodial accounts maintained pursuant to Section 403(b)(7) of the Internal Revenue Code due to death, disability or the attainment of a specified age, (c) redemptions effected pursuant to a fund's right to liquidate a shareholder's account if the aggregate net asset value of Class G shares held in the account is less than the minimum account size; (b) redemptions in connection with the combination of a fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; (c) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code; or (d) any redemption of Class G shares held by investors, provided the investor was the beneficial owner of shares of a fund (or any of the other portfolios offered by Liberty or otherwise advised by Fleet or its affiliates) before December 1, 1995.

HOW TO SELL SHARES

Shares may also be sold on any day the Exchange is open, either directly to the fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the fund may delay selling your shares for up to 15 days in order to protect the fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the fund, send a signed letter of instruction or stock power form to LFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from FSFs, LFS and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. Call LFS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to LFS and may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in any fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals from Class B and Class C shares of the fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B and Class C share account may do so but will be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other fund distributions payable in shares of the fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, LFS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.

TELEPHONE REDEMPTIONS. All fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker or furnishing a signature guarantee request. Telephone redemption privileges for larger amounts may be elected on the Application. LFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address and account number. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to execute the telephone authorization form or to use the telephone to execute transactions.

CHECKWRITING (IN THIS SECTION, THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR OF CERTAIN FUNDS) (Available only on the Class A shares of certain funds)

Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. LFS will provide checks to be drawn on Boston Safe Deposit and Trust Company (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks, however, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

NON CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a fund's net asset value, a fund may make the payment or a portion of the payment with portfolio securities held by that fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

INFORMATION APPLICABLE TO CLASS G AND CLASS T SHARES


The primary difference between Class G and Class T shares lies in their sales charge structures and shareholder servicing/distribution expenses. Investments in Class T shares of the funds are subject to a front-end sales charge. Investments in Class G shares of the funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Class G and Class T shares are the same. Class T shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to 0.15% and 0.30%, respectively, of the fund's average daily net assets attributable to its Class T shares (except for Class T shares of the Rhode Island Intermediate Municipal Bond Fund, which are currently not subject to a shareholder serving fee). Class G shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 0.80% and 0.95%, respectively, of the fund's average daily net assets attributable to its Class G shares. These ongoing fees, which are higher than those charged on Class T shares, will cause Class G shares to have a higher expense ratio and pay lower dividends than Class T shares.


Class G and Class T shares may only be purchased by current shareholders of Class G and Class T, respectively.


INFORMATION APPLICABLE TO CLASS T SHARES RECEIVED BY FORMER GALAXY FUND RETAIL A SHAREHOLDERS IN CONNECTION WITH THE GALAXY/LIBERTY REORGANIZATION

Unless otherwise noted, Class T shares received by former Galaxy Fund Retail A shareholders in connection with the Galaxy/Liberty reorganizations are subject to a 1% CDSC if the Retail A Shares were purchased without an initial sales charge in accounts aggregating $1 million or more at the time of purchase and the Class A shares are sold within 12 months of the time of purchase of the Retail A Shares. The 12-month holding period begins on the first day of the month in which each purchase was made.



CLASS T SHARES PURCHASED AFTER THE GALAXY/LIBERTY REORGANIZATION. The public offering price for Class T shares of the funds is the sum of the net asset value of the Class T shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class T shares that are purchased with no initial sales charge as part of an investment of $1,000,000 to $25,000,000. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:

                                         REALLOWANCE TO            REALLOWANCE TO
                                            DEALERS                   DEALERS
                                           AS A % OF                 AS A % OF
                                         OFFERING PRICE            OFFERING PRICE
AMOUNT OF TRANSACTION               PER SHARE - BOND FUNDS   PER SHARE - EQUITY FUNDS
---------------------               ----------------------   ------------------------
Less than $50,000                            4.25                      5.00
$50,000 but less than $100,000               3.75                      3.75
$100,000 but less than $250,000              2.75                      2.75
$250,000 but less than $500,000              2.00                      2.00
$500,000 but less than $1,000,000            1.75                      1.75
$1,000,000 and over                          0.00                      0.00

The appropriate reallowance to dealers will be paid by LFD to broker-dealer organizations which have entered into agreements with LFD. The reallowance to dealers may be changed from time to time.

Certain affiliates of Liberty may, at their own expense, provide additional compensation to broker-dealer affiliates of Liberty and to unaffiliated broker-dealers whose customers purchase significant amounts of Class T shares of the funds. Such compensation will not represent an additional expense to the funds or their shareholders, since it will be paid from the assets of Fleet's affiliates.

INFORMATION APPLICABLE TO CERTAIN CLASS G SHARES RECEIVED BY FORMER GALAXY FUND RETAIL B SHAREHOLDERS IN CONNECTION WITH THE GALAXY/LIBERTY REORGANIZATION

The following table describes the CDSC schedule applicable to Class G shares received by former Galaxy Fund Retail B shareholders in exchange for Retail B Shares purchased prior to January 1, 2001:

                                                         % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                            SHARES ARE SOLD
-----------------------------                            ---------------
Through first year                                            5.00
------------------------------------------------------------------------
Through second year                                           4.00
------------------------------------------------------------------------
Through third year                                            3.00
------------------------------------------------------------------------
Through fourth year                                           3.00
------------------------------------------------------------------------
Through fifth year                                            2.00
------------------------------------------------------------------------
Through sixth year                                            1.00
------------------------------------------------------------------------
Longer than six years                                         None
------------------------------------------------------------------------

Class G shares received in exchange for Galaxy Fund Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class T shares six years after purchase. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

The following table describes the CDSC schedule applicable to Class G shareholders whose Galaxy High Quality Bond Fund Retail B Shares were acquired in connection with the reorganization of the Pillar Funds:
                                                         % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                            SHARES ARE SOLD
-----------------------------                            ---------------
Through first year                                            5.50
------------------------------------------------------------------------
Through second year                                           5.00
------------------------------------------------------------------------
Through third year                                            4.00
------------------------------------------------------------------------
Through fourth year                                           3.00
------------------------------------------------------------------------
Through fifth year                                            2.00
------------------------------------------------------------------------
Through sixth year                                            1.00
------------------------------------------------------------------------
Through the seventh year                                      None
------------------------------------------------------------------------
Longer than seven years                                       None
------------------------------------------------------------------------

If you acquired Retail B Shares in connection with the reorganization of the Pillar Funds, your Class G shares will automatically convert to Class B shares eight years after you purchased the Pillar Fund Class B shares you held prior to the reorganization. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.



CLASS G SHARES PURCHASED AFTER THE GALAXY/LIBERTY REORGANIZATION. The public offering price for Class G shares of the funds is the net asset value of the Class G shares purchased. Although investors pay no front-end sales charge on purchases of Class G shares, such shares are subject to a contingent deferred sales charge at the rates set forth in the applicable Prospectus if they are redeemed within seven years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from LFD in connection with sales of Class G shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Class T shares. Certain affiliates of Liberty may, at their own expense, provide additional compensation to broker-dealer affiliates of Liberty and to unaffiliated broker-dealers, whose customers purchase significant amounts of Class G shares of a fund. See "Class T Shares Purchased after the Galaxy/Liberty Reorganization". The contingent deferred sales charge on Class G shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Class G shares. In addition, a contingent deferred sales charge will not be assessed on Class G shares purchased through reinvestment of dividends or capital gains distributions.


The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to LFD, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Class G shares.


Class G shares of a fund will convert automatically to Class T shares eight years after purchase. The purpose of the conversion is to relieve a holder of Class G shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow LFD to recover approximately the amount it would have received if the applicable front-end sales charge had been charged. The conversion from Class G shares to Class T shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Class T shares as he or she had of Class G shares. The conversion occurs eight years after the beginning of the calendar month in which the shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Class G shares, although they will be subject to the shareholder servicing fees borne by Class T shares.



Class G shares acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates - (i) eight years after the beginning of the calendar month in which the reinvestment occurred or (ii) the date of conversion of the most recently purchased Class G shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Class G shares of a fund, and subsequently acquires additional Class G shares of the fund only through reinvestment of dividends and/or distributions, all of such investor's Class G shares in the fund, including those acquired through reinvestment, will convert to Class T shares of the fund on the same date.


DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.

Shares of most funds that pay daily dividends will normally earn dividends starting with the date the fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. The daily dividends for Liberty Municipal Money Market Fund will be earned starting with the day after that fund receives payments for the shares.

HOW TO EXCHANGE SHARES

Shares of the fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of the other funds. Class G shares may be exchanged for Class B shares of the other funds. Class T and Class G shares, once exchanged for Class A or Class B shares, respectively, cannot be re-exchanged for Class T or Class G shares. The prospectus of each fund describes its investment goals and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain funds are not available to residents of all states. Consult LFS before requesting an exchange.

By calling LFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting LFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the fund shares being exchanged in accordance with federal securities law. LFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, LFS will require customary additional documentation. Prospectuses of the other funds are available from the LFD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

You need to hold your Class A and Class T shares for five months before exchanging to certain funds having a higher maximum sales charge. Consult your FSF or LFS. In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the fund.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

A fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trust's Trustees. The Declaration provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

As described under the caption "Organization and History", the fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees or the selection of independent accountants, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

PERFORMANCE MEASURES

TOTAL RETURN

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of the fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of the fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.

NONSTANDARDIZED TOTAL RETURN. Nonstandardized total returns may differ from standardized average annual total returns in that they may relate to nonstandardized periods, represent aggregate (i.e. cumulative) rather than average annual total returns or may not reflect the sales charge or CDSC.

Total return for a newer class of shares for periods prior to inception includes
(a) the performance of the newer class of shares since inception and (b) the performance of the oldest existing class of shares from the inception date up to the date the newer class was offered for sale. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares (except Liberty Money Market Fund); if the newer class is Class B or Class C shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B or Class C shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class). Performance results reflect any voluntary waivers or reimbursements of fund expenses by the Advisor, Administrator or its affiliates. Absent these waivers or reimbursements, performance results would have been lower.

YIELD

MONEY MARKET. A money market fund's yield and effective yield is computed in accordance with the SEC's formula for money market fund yields.

NON-MONEY MARKET. The yield for each class of shares of a fund is determined by
(i) calculating the income (as defined by the SEC for purposes of advertising yield) during the base period and subtracting actual expenses for the period (net of any reimbursements), and (ii) dividing the result by the product of the average daily number of shares of the fund that were entitled to dividends during the period and the maximum offering price of the fund on the last day of the period, (iii) then annualizing the result assuming semi-annual compounding. Tax-equivalent yield is calculated by taking that portion of the yield which is exempt from income tax and determining the equivalent taxable yield which would produce the same after-tax yield for any given federal and, in some cases, state tax rate, and adding to that the portion of the yield which is fully taxable. Adjusted yield is calculated in the same manner as yield except that expenses voluntarily borne or waived by the Advisor or its affiliates have been added back to actual expenses.

DISTRIBUTION RATE. The distribution rate for each class of shares of a fund is usually calculated by dividing annual or annualized distributions by the maximum offering price of that class on the last day of the period. Generally, the fund's distribution rate reflects total amounts actually paid to shareholders, while yield reflects the current earning power of the fund's portfolio securities (net of the fund's expenses). The fund's yield for any period may be more or less than the amount actually distributed in respect of such period.

The fund may compare its performance to various unmanaged indices published by such sources as are listed in Appendix II.

The fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Advisor to be reputable, and publications in the press pertaining to a fund's performance or to the Advisor or its affiliates, including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, Money Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning, Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper, Inc., Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index and Disclosure Incorporated, Bloomberg and Ibbotson.

All data are based on past performance and do not predict future results.

TAX-RELATED ILLUSTRATIONS. The fund also may present hypothetical illustrations
(i) comparing the fund's and other mutual funds' pre-tax and after-tax total returns, and (ii) showing the effects of income, capital gain and estate taxes on performance.

GENERAL. From time to time, the fund may discuss or quote its current portfolio manager as well as other investment personnel and members of the tax management oversight team, including such person's views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the fund, including the New Value(TM) investment strategy that expands upon the principles of traditional value investing; the fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned in Appendix II and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low.

From time to time, the fund may also discuss or quote the views of its distributor, its investment advisor and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS

                             STANDARD & POOR'S (S&P)

The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

      Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

      Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

COMMERCIAL PAPER:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

CORPORATE BONDS:

The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                    MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATINGS. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTES:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER:

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Prime-1  Highest Quality
         Prime-2  Higher Quality
         Prime-3  High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

CORPORATE BONDS:

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                                   FITCH INC.

INVESTMENT GRADE BOND RATINGS

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

CONDITIONAL

A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SPECULATIVE-GRADE BOND RATINGS

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these securities, and `D' represents the lowest potential for recovery.

                                   APPENDIX II
                                DECEMBER 31, 2001

SOURCE       CATEGORY                                             RETURN (%)

CREDIT SUISSE FIRST BOSTON:

             CSFB High Yield Index                                    5.78
             CSFB Leveraged Loan Index                                2.66

LIPPER, INC.:

             AMEX Composite Index P                                  -5.59
             AMEX Computer Tech IX P                                -15.09
             AMEX Institutional IX P                                -15.78
             AMEX Major Market IX P                                  -4.75
             Bse Sensex Index                                       -17.87
             CAC 40: FFR IX P                                       -21.97
             CD Rate 1 Month Index Tr                                 3.88
             CD Rate 3 Month Index Tr                                 3.74
             CD Rate 6 Month Index Tr                                 3.69
             Consumer Price Index                                      N/A
             DAX:DM IX TR                                           -19.79
             Domini 400 Social Index                                   N/A
             Dow Jones 65 Comp Av P                                 -12.82
             Dow Jones Ind Average P                                 -7.10
             Dow Jones Ind Dly Reinv                                 -5.43
             Dow Jones Ind Mth Reinv                                 -5.42
             Dow Jones Trans Av P                                   -10.41
             Dow Jones Trans Av Tr                                   -9.30
             Dow Jones Util Av P                                    -28.68
             Dow Jones Util Av Tr                                   -26.27
             Ft/S&P Act Wld Ex US IX                                -21.47
             Jakarta Composite Index                                 -5.83
             Jasdaq Index:Yen P                                     -12.92
             Lehman 1-3 Govt/Cred Tr                                  8.78
             Lehman 1-3 Govt/Credit P                                 2.73
             Lehman Aggregate Bd P                                    1.97
             Lehman Aggregate Bd Tr                                   8.44
             Lehman Cr Bd Int P                                       2.69
             Lehman Cr Bd Int Tr                                      9.77
             Lehman Govt Bd Int P                                     2.40
             Lehman Govt Bd Int Tr                                    8.42
             Lehman Govt Bd Long P                                   -1.91
             Lehman Govt Bd Long Tr                                   4.34
             Lehman Govt Bd P                                         1.14
             Lehman Govt Bd Tr                                        7.23
             Lehman Govt/Cr Bd P                                      1.90
             Lehman Govt/Cr Bd Tr                                     8.50
             Lehman Govt/Cr Int P                                     2.50
             Lehman Govt/Cr Int Tr                                    8.96

             Lehman High Yield P                                     -4.23
             Lehman High Yield Tr                                     5.28
             Lehman Muni 10 Yr IX P                                  -0.45
             Lehman Muni 10 Yr IX Tr                                  4.62
             Lehman Muni 3 Yr IX P                                    1.37
             Lehman Muni 3 Yr IX Tr                                   6.59
             Lehman Muni 5 Yr IX Tr                                   6.21
             Lehman Muni Bond IX P                                   -0.16
             Lehman Muni Bond IX Tr                                   5.13
             ML 10+ Yr Treasury IX Tr                                 4.21
             ML 1-10 YR CORP BD IX P                                  2.95
             ML 1-10 YR CORP BD IX TR                                10.02
             ML 1-3 Yr Muni IX P                                      0.93
             ML 1-3 Yr Muni IX Tr                                     6.04
             ML 1-3 Yr Treasury IX P                                  2.43
             ML 1-3 Yr Treasury IX Tr                                 8.30
             ML 1-5 Yr Gv/Cp Bd IX P                                  2.68
             ML 1-5 Yr Gv/Cp Bd IX Tr                                 8.98
             ML 15 Yr Mortgage IX P                                   2.19
             ML 15 Yr Mortgage IX Tr                                  8.34
             ML 1-5 Yr Treasury IX P                                  2.28
             ML 1-5 Yr Treasury IX Tr                                 8.37
             ML 3 MO T-Bill IX Tr                                     4.42
             ML 3-5 Yr Govt IX P                                      2.36
             ML 3-5 Yr Govt IX Tr                                     8.75
             ML 3-7 Yr Muni IX Tr                                     5.97
             ML 7-12 YR MUNI IX P                                    -0.55
             ML 7-12 YR MUNI IX TR                                    4.54
             ML Corp Master Index P                                   3.38
             ML Corp Master Index Tr                                 10.70
             ML Gov/ Corp Master IX T                                 8.43
             ML Govt Master Index P                                   1.03
             ML Govt Master Index Tr                                  7.18
             ML Govt/Corp Master IX P                                 1.87
             ML HIGH YLD MASTER 2  P                                 -4.76
             ML HIGH YLD MASTER 2  TR                                 4.48
             ML High Yld Master IX P                                 -3.88
             ML High Yld Master IX Tr                                 6.20
             ML US CP/GV 10+ YR IX P                                  0.12
             ML US CP/GV 10+ YR IX TR                                 7.02
             ML US DOM MASTER  IX P                                   1.84
             ML US DOM MASTER  IX TR                                  8.32
             MSCI AC Americas Free GD                               -12.18
             MSCI AC Americas Free ID                               -13.43
             MSCI AC Asia Fr-Ja IX GD                                -3.84
             MSCI AC Asia Fr-Ja IX ID                                -5.94
             MSCI AC ASIA PAC FR DGD                                -20.73
             MSCI AC ASIA PAC FR DND                                -20.93
             MSCI AC ASIA PAC FR P IX                               -21.84
             MSCI AC Asia Pac Fr-J GD                                -2.40
             MSCI AC Asia Pac FR-J IX                                -4.79

             MSCI AC Europe IX GD                                   -19.49
             MSCI AC Europe IX ID                                   -21.08
             MSCI AC Fe Free IX GD                                  -22.96
             MSCI AC Fe Free IX ID                                  -23.87
             MSCI AC Fe Fr-Ja IX GD                                  -2.08
             MSCI AC Fe Fr-Ja IX ID                                  -4.19
             MSCI AC Pac Fr-Jpn IX GD                                -0.99
             MSCI AC Pac Fr-Jpn IX ID                                -3.41
             MSCI AC Pacific FR IX ID                               -21.84
             MSCI AC WLD FR VAL IX GD                               -13.87
             MSCI AC WLD FR-US GR DGD                               -23.43
             MSCI AC World Free IX GD                               -15.91
             MSCI AC World Free Ix ID                               -17.26
             MSCI AC World Fr-USA GD                                -19.50
             MSCI AC World Fr-USA ID                                -20.98
             MSCI AC WRLD FR GR DGD                                 -18.55
             MSCI AC Wrld Fr-Ja IX GD                               -14.45
             MSCI AC Wrld Fr-Ja IX ID                               -15.89
             MSCI AC WRLD FR-US V DGD                               -15.83
             MSCI Argentina IX GD                                   -18.27
             MSCI Argentina IX ID                                   -22.16
             MSCI Australia IX GD                                     2.66
             MSCI Australia IX ID                                    -0.58
             MSCI Australia IX ND                                     1.68
             MSCI Austria IX GD                                      -5.05
             MSCI Austria IX ID                                      -7.44
             MSCI Austria IX ND                                      -5.65
             MSCI Belgium IX GD                                     -10.17
             MSCI Belgium IX ID                                     -13.03
             MSCI Belgium IX ND                                     -10.89
             MSCI BRAZIL FREE IX GD                                 -16.99
             MSCI BRAZIL FREE IX ID                                 -21.77
             MSCI Canada IX GD                                      -20.10
             MSCI Canada IX ID                                      -21.41
             MSCI Canada IX ND                                      -20.43
             MSCI Chile IX GD                                        -2.83
             MSCI Chile IX ID                                        -5.96
             MSCI China Free IX ID                                  -26.04
             MSCI Colombia IX GD                                     45.77
             MSCI Colombia IX ID                                     37.07
             MSCI Czech Rep IX GD                                    -2.01
             MSCI Czech Rep IX ID                                    -4.15
             MSCI Denmark IX GD                                     -14.39
             MSCI Denmark IX ID                                     -15.94
             MSCI Denmark IX ND                                     -14.81
             MSCI EAFE - JAPAN IX ND                                -19.14
             MSCI EAFE - UK IX GD                                   -23.20
             MSCI EAFE - UK IX ID                                   -24.44
             MSCI EAFE - UK IX ND                                   -23.50
             MSCI EAFE + Canada IX GD                               -21.16
             MSCI EAFE + Canada IX ID                               -22.56
             MSCI EAFE + Canada IX ND                               -21.40

             MSCI EAFE + EMF IX GD                                  -19.47
             MSCI EAFE + EMF IX ID                                  -20.96
             MSCI EAFE Fr IX ID                                     -22.61
             MSCI EAFE GDP Wt IX GD                                 -21.93
             MSCI EAFE GDP Wt IX ID                                 -23.26
             MSCI EAFE GDP Wt IX ND                                 -22.20
             MSCI EAFE GROWTH IX GD                                 -24.41
             MSCI EAFE GROWTH IX ID                                 -25.52
             MSCI EAFE IX GD                                        -21.21
             MSCI EAFE IX ID                                        -22.61
             MSCI EAFE IX ND                                        -21.44
             MSCI EAFE VALUE IX GD                                  -18.22
             MSCI EAFE VALUE IX ID                                  -19.91
             MSCI EASEA IX GD                                       -18.86
             MSCI EASEA IX ID                                       -20.54
             MSCI EASEA IX ND                                       -19.14
             MSCI Em Eur/Mid East GD                                -16.06
             MSCI Em Eur/Mid East ID                                -17.65
             MSCI Em Europe IX GD                                    -8.79
             MSCI Em Europe IX ID                                   -10.49
             MSCI EMF Asia IX GD                                      6.19
             MSCI EMF Asia IX ID                                      4.24
             MSCI EMF Far East IX GD                                 11.35
             MSCI EMF Far East IX ID                                  9.45
             MSCI EMF IX GD                                          -2.37
             MSCI EMF IX ID                                          -4.91
             MSCI EMF Latin Am IX GD                                 -0.39
             MSCI EMF Latin Am IX ID                                 -4.31
             MSCI EURO UNION GR IX GD                               -24.64
             MSCI Europe - UK IX GD                                 -22.00
             MSCI Europe - UK IX ID                                 -23.41
             MSCI Europe - UK IX ND                                 -22.37
             MSCI Europe GDP Wt IX ID                               -21.23
             MSCI Europe IX GD                                      -19.64
             MSCI Europe IX ID                                      -20.73
             MSCI Europe IX ND                                      -19.90
             MSCI European Union GD                                 -19.62
             MSCI European Union ID                                 -21.29
             MSCI EUROPEAN VL IX GD                                 -15.42
             MSCI Far East Free IX ID                               -29.06
             MSCI Far East IX GD                                    -28.28
             MSCI Far East IX ID                                    -29.06
             MSCI Far East IX ND                                    -28.39
             MSCI Finland IX GD                                     -37.81
             MSCI Finland IX ID                                     -39.07
             MSCI Finland IX ND                                     -38.18
             MSCI France IX GD                                      -22.09
             MSCI France IX ID                                      -23.18
             MSCI France IX ND                                      -22.36
             MSCI Germany IX GD                                     -21.99
             MSCI Germany IX ID                                     -23.47
             MSCI Germany IX ND                                     -22.39

             MSCI Greece IX GD                                      -29.61
             MSCI Greece IX ID                                      -31.36
             MSCI Hong Kong IX GD                                   -18.61
             MSCI Hong Kong IX ID                                   -21.20
             MSCI Hongkong IX ND                                    -18.61
             MSCI Hungary IX GD                                      -9.16
             MSCI Hungary IX ID                                     -10.46
             MSCI India IX GD                                       -19.45
             MSCI India IX ID                                       -21.17
             MSCI Indonesia FR IX GD                                 -8.48
             MSCI Indonesia FR IX ID                                -10.88
             MSCI Ireland IX ID                                      -4.13
             MSCI Israel Dom IX ID                                  -17.57
             MSCI Israel IX ID                                      -32.28
             MSCI Israel Non Dom Ixid                               -53.81
             MSCI Italy IX GD                                       -26.10
             MSCI Italy IX ID                                       -27.90
             MSCI Italy IX ND                                       -26.59
             MSCI JAPAN GROWTH IX GD                                -28.83
             MSCI Japan IX GD                                       -29.28
             MSCI Japan IX ID                                       -29.89
             MSCI Japan IX ND                                       -29.40
             MSCI JAPAN VALUE IX GD                                 -30.11
             MSCI Jordan IX GD                                       34.59
             MSCI Jordan IX ID                                       29.02
             MSCI Kokusai IX GD                                     -15.06
             MSCI Kokusai IX ID                                     -16.46
             MSCI Kokusai IX ND                                     -15.39
             MSCI Korea IX GD                                        48.71
             MSCI Korea IX ID                                        45.97
             MSCI Luxembourg IX ID                                  -46.04
             MSCI Malaysia Free Ix GD                                 4.56
             MSCI Malaysia Free IX ID                                 2.26
             MSCI Mexico Free IX GD                                  18.55
             MSCI Mexico Free IX ID                                  15.93
             MSCI N American G IX ID                                -15.47
             MSCI N American Vl IX ID                               -12.89
             MSCI Netherland IX GD                                  -21.62
             MSCI Netherland IX ID                                  -23.53
             MSCI Netherland IX ND                                  -22.10
             MSCI New Zealand IX GD                                   9.50
             MSCI New Zealand IX ID                                   5.63
             MSCI New Zealand IX ND                                   8.42
             MSCI Nordic IX GD                                      -28.67
             MSCI Nordic IX ID                                      -30.05
             MSCI Nordic IX ND                                      -29.07
             MSCI Norway IX GD                                      -11.69
             MSCI Norway IX ID                                      -13.79
             MSCI Norway IX ND                                      -12.22
             MSCI Nth Amer IX GD                                    -12.40
             MSCI Nth Amer IX ID                                    -13.60
             MSCI Nth Amer IX ND                                    -12.75

             MSCI Pac - Japan IX GD                                  -9.43
             MSCI Pac - Japan IX ID                                 -12.16
             MSCI Pac - Japan IX ND                                  -9.88
             MSCI PAC FREE GR IX GD                                 -25.27
             MSCI PAC FREE VL IX GD                                 -25.42
             MSCI PAC FR-JPN GR IX GD                               -11.64
             MSCI PAC FR-JPN VL IX GD                                -7.43
             MSCI Pacific Free IX ID                                -26.21
             MSCI Pacific Fr-Jpn ID                                 -12.16
             MSCI Pacific IX GD                                     -25.22
             MSCI Pacific IX ID                                     -26.21
             MSCI Pacific IX ND                                     -25.40
             MSCI Pakistan IX GD                                    -23.32
             MSCI Pakistan IX ID                                    -34.61
             MSCI Peru IX GD                                         19.92
             MSCI Peru IX ID                                         15.27
             MSCI Philippines FR DG                                 -19.29
             MSCI Philippines FR GD                                 -19.70
             MSCI Portugal IX GD                                    -21.60
             MSCI Portugal IX ID                                    -23.01
             MSCI Russia IX GD                                       55.85
             MSCI Russia IX ID                                       53.17
             MSCI Singapore Fr IX GD                                -23.42
             MSCI Singapore Fr IX ID                                -25.02
             MSCI South Africa IX GD                                -17.21
             MSCI South Africa IX ID                                -20.27
             MSCI Spain IX GD                                       -11.01
             MSCI Spain IX ID                                       -12.78
             MSCI Spain IX ND                                       -11.36
             MSCI Sri Lanka IX GD                                    44.27
             MSCI Sri Lanka IX ID                                    36.08
             MSCI Sweden IX GD                                      -26.76
             MSCI Sweden IX ID                                      -28.15
             MSCI Sweden IX ND                                      -27.18
             MSCI Swtzrlnd IX GD                                    -21.08
             MSCI Swtzrlnd IX ID                                    -21.94
             MSCI Swtzrlnd IX ND                                    -21.38
             MSCI Taiwan IX GD                                       10.47
             MSCI Taiwan IX ID                                        8.77
             MSCI Thailand Free IX GD                                 5.25
             MSCI Thailand Free IX ID                                 2.90
             MSCI Turkey IX GD                                      -32.66
             MSCI Turkey IX ID                                      -33.73
             MSCI UK IX GD                                          -14.05
             MSCI UK IX ID                                          -16.07
             MSCI UK IX ND                                          -14.05
             MSCI USA IX GD                                         -12.03
             MSCI USA IX ID                                         -13.23
             MSCI USA IX ND                                         -12.39
             MSCI Venezuela IX GD                                    -6.62
             MSCI Venezuela IX ID                                   -10.04

             MSCI World - UK IX GD                                  -16.80
             MSCI World - UK IX ID                                  -18.03
             MSCI World - UK IX ND                                  -17.14
             MSCI World - USA IX GD                                 -21.16
             MSCI World - USA IX ID                                 -22.56
             MSCI World - USA IX ND                                 -21.40
             MSCI World Free IX ND                                  -16.82
             MSCI World GDP Wt IX ID                                -19.15
             MSCI WORLD GROWTH IX ID                                -20.14
             MSCI World IX Free ID                                  -17.83
             MSCI World IX GD                                       -16.52
             MSCI World IX ID                                       -17.83
             MSCI World IX ND                                       -16.82
             MSCI WORLD IX SC DGD IX                                  1.23
             MSCI WORLD IX VALUE                                    -14.54
             MSCI WORLD VALUE IX ID                                 -16.16
             MSCI WORLD-USA GR IX GD                                -25.16
             MSCI World-USA VL IX GD                                -17.47
             MSCI Wrld - Austrl IX GD                               -16.76
             MSCI Wrld - Austrl IX ID                               -18.05
             MSCI Wrld - Austrl IX ND                               -17.06
             MSCI WRLD EX USA SC GD                                 -10.23
             MSCI WRLD EX USA SC ID                                 -12.35
             MSCI WRLD EX USA SC ND                                 -10.63
             MSCI WRLD FINANCIALS GD                                -16.50
             MSCI WRLD FINANCIALS ID                                -18.26
             MSCI WRLD FREE GR DGD IX                               -19.17
             MSCI WRLD HEALTHCARE GD                                -12.98
             MSCI WRLD HEALTHCARE ID                                -14.00
             MSCI WRLD INFO TECH GD                                 -29.50
             MSCI WRLD INFO TECH ID                                 -29.74
             MSCI WRLD TECH HDWR GD                                 -36.22
             MSCI WRLD TECH HDWR ID                                 -36.49
             MSCI WRLD TELECOM GD                                   -23.22
             MSCI WRLD TELECOM ID                                   -26.41
             NASDAQ 100 IX P                                        -32.65
             NASDAQ Bank IX P                                        10.08
             NASDAQ Composite IX P                                  -21.05
             NASDAQ Industrial IX P                                  -6.33
             NASDAQ Insurance IX P                                    7.10
             NASDAQ Natl Mkt Cmp IX                                 -21.26
             NASDAQ Natl Mkt Ind IX                                  -6.65
             NASDAQ Transport IX P                                   10.73
             Nikkei 225 Avg:Yen P                                   -23.52
             NYSE Composite P                                       -10.21
             NYSE Finance IX P                                       -8.23
             NYSE Industrials IX P                                   -8.41
             NYSE Transportation IX                                  -5.18
             NYSE Utilities IX P                                    -25.13
             Philippines Composite IX                               -21.84
             PSE Technology IX P                                    -15.59

             Russell 1000 Grow Ix                                   -20.91
             Russell 1000 Grow IX Tr                                -20.42
             Russell 1000 IX P                                      -13.61
             Russell 1000 IX Tr                                     -12.45
             Russell 1000 Value Ix                                   -7.41
             Russell 1000 Value IX Tr                                -5.59
             Russell 2000 Grow Ix                                    -9.55
             Russell 2000 Grow IX Tr                                 -9.23
             Russell 2000 IX P                                        1.02
             Russell 2000 IX Tr                                       2.49
             Russell 2000 Value Ix                                   11.37
             Russell 2000 Value IX Tr                                14.02
             RUSSELL 2500 GROW IX P                                 -11.11
             RUSSELL 2500 GROW IX TR                                -10.83
             RUSSELL 2500 IX P                                       -0.26
             RUSSELL 2500 IX TR                                       1.22
             RUSSELL 2500 VALUE IX P                                  7.37
             RUSSELL 2500 VALUE IX TR                                 9.74
             RUSSELL 3000 GROW IX P                                 -20.10
             RUSSELL 3000 GROW IX TR                                -19.63
             Russell 3000 IX P                                      -12.63
             Russell 3000 IX Tr                                     -11.46
             RUSSELL 3000 VALUE IX P                                 -6.20
             RUSSELL 3000 VALUE IX TR                                -4.33
             RUSSELL MDCP VALUE IX P                                  0.21
             RUSSELL MDCP VALUE IX TR                                 2.33
             Russell Midcap G IX TR                                 -20.15
             RUSSELL MIDCAP GR IX P                                 -20.34
             RUSSELL MIDCAP IX P                                     -7.00
             RUSSELL MIDCAP IX TR                                    -5.62
             RUSSELL SMCP CMPT GRO P                                -25.19
             RUSSELL SMCP CMPT GRO TR                               -25.02
             RUSSELL SMCP CMPT IX P                                 -11.79
             RUSSELL SMCP CMPT IX TR                                -10.70
             RUSSELL SMCP CMPT VAL IX                                 5.18
             RUSSELL SMCP CMPT VAL P                                  3.01
             RUSSELL TOP 200 GRO IX P                               -21.03
             RUSSELL TOP 200 GROW  IX                               -20.48
             RUSSELL TOP 200 IX P                                   -15.66
             RUSSELL TOP 200 IX TR                                  -14.57
             RUSSELL TOP 200 VAL IX P                               -10.49
             RUSSELL TOP 200 VALUE IX                                -8.79
             S & P 100 Index TR                                     -14.88
             S & P 500 Daily Reinv                                  -11.87
             S & P 500 Index P                                      -13.04
             S & P 500 Mnthly Reinv                                 -11.88
             S & P 500/BARRA G IX TR                                -12.73
             S & P 500/BARRA V IX TR                                -11.71
             S & P 600 Index P                                        5.73
             S & P 600 Index Tr                                       6.51
             S & P Financial IX P                                   -10.31
             S & P Financial IX Tr                                   -8.79

             S & P Industrial IX Tr                                 -11.67
             S & P Industrials P                                    -12.74
             S & P MC 400/BARRA G TR                                 -7.97
             S & P MC 400/BARRA V TR                                  7.14
             S & P Midcap 400 IX P                                   -1.63
             S & P Midcap 400 IX Tr                                  -0.62
             S & P SC 600/BARRA G TR                                 -1.18
             S & P SC 600/BARRA V TR                                 13.10
             S & P Transport Index P                                 -1.16
             S & P Transport IX Tr                                   -0.24
             S & P Utility Index P                                  -32.52
             S & P Utility Index Tr                                 -30.43
             SB Cr-Hdg Nn-US Wd IX Tr                                 6.12
             SB Cr-Hdg Wd Gv Bd IX Tr                                 6.27
             SB Non-US Wd Gv Bd IX Tr                                -3.54
             SB Wd Gv Bd:Austrl IX Tr                                -4.17
             SB Wd Gv Bd:Germny IX Tr                                -0.05
             SB Wd Gv Bd:Japan IX Tr                                 -9.95
             SB Wd Gv Bd:UK IX Tr                                     0.43
             SB Wd Gv Bd:US IX Tr                                     6.73
             SB World Govt Bond IX Tr                                -0.99
             Straits Times Index                                    -15.74
             SWISS PERF:SFR IX TR                                   -22.03
             TAIWAN SE:T$ IX P                                       18.18
             T-Bill 1 Year Index Tr                                   3.29
             T-Bill 3 Month Index Tr                                  3.43
             T-Bill 6 Month Index Tr                                  3.37
             Thailand Set Index                                      12.88
             TOKYO 2ND SCT:YEN IX P                                 -12.06
             TOKYO SE(TOPIX):YEN IX P                               -19.59
             TORONTO 300:C$ IX P                                    -13.94
             TORONTO SE 35:C$ IX P                                   -6.26
             Value Line Cmp IX-Arth                                  10.88
             Value Line Cmp IX-Geom                                  -6.08
             Value Line Industrl IX                                  -6.06
             Value Line Railroad IX                                  32.45
             Value Line Utilties IX                                 -21.02

THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUST:

             Real Estate Investment Trust Index                      13.93


SALOMON SMITH BARNEY:

             SSB World Ex U.S. Cap Range $2-$10 Billion             -15.49
             SSB EMI Global Ex U.S.                                 -14.66
             SSB EMI World Ex U.S.                                  -15.70
             Salomon 30 Year Benchmark                                3.42

Each Russell Index listed above is a trademark/service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company.

*in U.S. currency

                                  APPENDIX III

INFORMATION APPLICABLE TO CERTAIN CLASS B SHAREHOLDERS

     Except for the following, Class B Share Contingent Deferred Sales Charges ("CDSCs") and conversion schedules are described in the Prospectuses.

     The following table describes the CDSC schedule applicable to Class B shares received by former Galaxy High Quality Bond Fund shareholders in exchange for Prime B Shares in connection with the Galaxy/Liberty reorganization.

SALES CHARGES




HOLDING PERIOD AFTER PURCHASE                     % DEDUCTED WHEN
                                                  SHARES ARE SOLD

Through first year                                    5.00
Through second year                                   4.00
Through third year                                    3.00
Through fourth year                                   3.00
Through fifth year                                    2.00
Through sixth year                                    1.00
Longer than six years                                 0.00



     Automatic conversion to Class A shares occurs eight years after purchase.

     The Class B share discount program for purchases of $250,000 or more is not applicable to Class B shares received by Galaxy Fund Prime B shareholders in connection with the reorganization of the Galaxy Fund.



INFORMATION APPLICABLE TO CERTAIN CLASS A SHAREHOLDERS:

     Except as set forth in the following paragraph, Class A share CDSCs are described in the Prospectuses:

     Class A shares received by former Galaxy High Quality Bond Fund shareholders in exchange for Prime A Shares in connection with the Galaxy/Liberty reorganization of that fund are subject to a 1% CDSC upon redemption of such Class A shares if the Prime A Shares were purchased without an initial sales charge in accounts aggregating $1 million or more at the time of purchase and the Class A shares are sold within 12 months of the time of purchase of the Prime A Shares. The 12-month holding period begins on the first day of the month in which each purchase was made.

Part C      OTHER INFORMATION

Item 23.    Exhibits

            Liberty Intermediate Tax-Exempt Bond Fund (LITEBF)
            Liberty Massachusetts Intermediate Municipal Bond Fund (LMAIMBF) Liberty Connecticut Intermediate Municipal Bond Fund (LCIMBF)


            Liberty New Jersey Intermediate Municipal Bond Fund (LNJIMBF)


            Liberty New York Intermediate Municipal Bond Fund (LNYIMBF)


            Liberty Rhode Island Intermediate Municipal Bond Fund (LRIIMBF)


            Liberty Florida Intermediate Municipal Bond Fund (LFIMBF)


            Liberty Pennsylvania Intermediate Municipal Bond Fund (LPAIMBF)


            Liberty Large Company Index Fund (LLCIF)


            Liberty Small Company Index Fund (LSCIF)


            Liberty U.S. Treasury Index Fund (LUSTIF)


            (a)(1)      Amended Agreement and Declaration of Trust (3)

            (a)(2)      Amendment No. 4 to the Agreement and Declaration of
                        Trust(4)

            (b)         Amended By-Laws(4)

            (c) Form of Specimen of Share Certificate - filed as Exhibit 4 in Part C, Item 24(b) of Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of Liberty Funds Trust IV, (File Nos. 2-62492 and 811-2865), filed with the Commission on or about March 21, 1997, and is hereby incorporated by reference and made a part of this Registration Statement


            (d)(1) Form of Management Agreement between Liberty Funds Trust V, with respect to LITEBF, and Fleet Investment Advisors, Inc., filed herewith.



            (d)(2) Form of Management Agreement between Liberty Funds Trust V, with respect to LMAIMBF, and Fleet Investment Advisors, Inc., filed herewith.



            (d)(3) Form of Management Agreement between Liberty Funds Trust V, with respect to LCIMBF, and Fleet Investment Advisors, Inc., filed herewith.



            (d)(4) Form of Management Agreement between Liberty Funds Trust V, with respect to LNJIMBF, and Fleet Investment Advisors, Inc., filed herewith.



            (d)(5) Form of Management Agreement between Liberty Funds Trust V, with respect to LNYIMBF, and Fleet Investment Advisors, Inc., filed herewith.



            (d)(6) Form of Management Agreement between Liberty Funds Trust V, with respect to LRIIMBF, and Fleet Investment Advisors, Inc., filed herewith.



            (d)(7) Form of Management Agreement between Liberty Funds Trust V, with respect to LFIMBF, and Fleet Investment Advisors, Inc., filed herewith.



            (d)(8) Form of Management Agreement between Liberty Funds Trust V, with respect to LPAIMBF, and Fleet Investment Advisors, Inc., filed herewith.



            (d)(9) Form of Management Agreement between Liberty Funds Trust V, with respect to LLCIF, and Fleet Investment Advisers, Inc., filed herewith.

            (d)(10) Form of Management Agreement between Liberty Funds Trust V, with respect to LSCIF, and Fleet Investment Advisers, Inc., filed herewith.

            (d)(11) Form of Management Agreement between Liberty Funds Trust V, with respect to LUSTIF, and Fleet Investment Advisers, Inc., filed herewith.



            (e)(1) Distribution Agreement between the Registrant and Liberty Funds Distributor, Inc. - filed as Exhibit 6.(a) in Part C, Item 24(b) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of Liberty Funds Trust VI, (File Nos. 33-45117 & 811-6529), filed with the Commission on or about May 24, 1999, and is hereby incorporated by reference and made a part of this Registration Statement


            (e)(2) Appendix 1 to the Distribution Agreement between the Registrant and Liberty Funds Distributor, Inc., filed herewith.


            (e)(3) 12b-1 Plan Implementing Agreement between the Registrant and Liberty Funds Distributor, Inc. - filed as Exhibit 6.(b) in Part C, Item 24(b) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of Liberty Funds Trust VI (File Nos. 33-45117 & 811-6529), filed with the Commission on or about May 24, 1999, and is hereby incorporated by reference and made a part of this Registration Statement


            (e)(4) Appendix 1 to the 12b-1 Plan Implementing Agreement between the Registrant and Liberty Funds Distributor, Inc., filed herewith.


            (e)(5) Form of Selling Agreement with Liberty Funds Distributor, Inc. - filed as Exhibit 6.(b) in Part C,
                        Item 24(b) of Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A of Liberty Funds Trust I, (File Nos. 2-41251 and 811-2214), filed with the Commission on or about November 20, 1998, and is hereby incorporated by reference and made a part of this Registration Statement

            (e)(6) Form of Asset Retention Agreement - filed as Exhibit 6(d) in Part C, Item 24(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Liberty Funds Trust VI, (File Nos. 33-45117 and 811-6529), filed with the Commission on or about September 27, 1996, and is hereby incorporated by reference and made a part of this Registration Statement




            (f)         Not Applicable


            (g)(1) Form of Custodian Contract between Registrant and State Street Bank and Trust Company dated October 10, 2001 - filed as Exhibit (g) in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

            (g)(2) Form of Revised Appendix A to Custodian Contract, filed herewith.

            (h)(1) Amended and Restated Shareholders' Servicing and Transfer Agent Agreement as amended with Liberty Funds Services, Inc. - filed as Exhibit 9(b) in Part C, Item 24(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Liberty Funds Trust VI (File Nos. 33-45117 and 811-6529), filed with the Commission on or about September 27, 1996, and is hereby incorporated by reference and made a part of this Registration Statement

            (h)(2) Amendment No. 19 to Schedule A of Amended and Restated Shareholders' Servicing and Transfer Agent Agreement - filed as Exhibit (h)(2) in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and hereby incorporated by reference and made a part of this Registration Statement

            (h)(3) Appendix I to the Amended and Restated Shareholders' Servicing and Transfer Agent Agreement, filed herewith.

            (h)(4) Pricing and Bookkeeping Agreement with Colonial Management Associates, Inc. - filed as Exhibit 9(b) in Part C, Item 24(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Liberty Funds Trust VI (File Nos. 33-45117 and 811-6529), filed with the Commission on or about September 27, 1996, and is hereby incorporated by reference and made a part of this Registration Statement

            (h)(5) Amendment to Pricing and Bookkeeping Agreement dated July 1, 2001 with Colonial Management Associates, Inc. - filed as Exhibit (h)(5) in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement

            (h)(6) Appendix I of Pricing and Bookkeeping Agreement, filed herewith.



            (h)(7) Form of Administration Agreement with Colonial Management Associates, Inc.(LITEBF), filed herewith.


            (h)(8) Form of Administration Agreement with Colonial Management Associates, Inc. (LMAIMBF), filed herewith.

            (h)(9) Form of Administration Agreement with Colonial Management Associates, Inc. (LCIMBF), filed herewith.

            (h)(10) Form of Administration Agreement with Colonial Management Associates, Inc. (LNJIMBF), filed herewith.


            (h)(11) Form of Administration Agreement with Colonial Management Associates, Inc. (LNYIMBF), filed herewith.

            (h)(12) Form of Administration Agreement with Colonial Management Associates, Inc. (LRIIMBF), filed herewith.

            (h)(13) Form of Administration Agreement with Colonial Management Associates, Inc. (LFIMBF), filed herewith.

            (h)(14) Form of Administration Agreement with Colonial Management Associates, Inc. (LPAIMBF), filed herewith.

            (h)(15) Form of Administration Agreement with Colonial Management Associates, Inc. (LLCIF), filed herewith.

            (h)(16) Form of Administration Agreement with Colonial Management Associates, Inc. (LSCIF), filed herewith.

            (h)(17) Form of Administration Agreement with Colonial Management Associates, Inc. (LUSTIF), filed herewith.

            (h)(18)     Shareholder Services Plan, filed herewith.

            (h)(19) Form of Class T Shares Servicing Agreement, filed herewith.

            (h)(20) Agreement and Plan of Reorganization with respect to LITEBF - filed as Appendix A of the Combined Prospectus and Proxy Statement relating to the Acquisition of the Assets and Liabilities of the Stein Roe Intermediate Municipals Fund by and in Exchange for Shares of the Liberty Intermediate Tax Exempt Fund contained in Post-Effective Amendment No. 1 to the Registration Statement on Form N-14 of the Registrant (File No. 333-91982), filed with the Commission on or about August 26, 2002, and is hereby incorporated by reference and made a part of this Registration Statement.

            (h)(21) Agreement and Plan of Reorganization with respect to LITEBF - filed as Appendix A of the Combined Prospectus and Proxy Statement relating to the Acquisition of the Assets and Liabilities of Each of the Galaxy Tax-Exempt Bond Fund and the Galaxy Intermediate Tax-Exempt Bond Fund by and in Exchange for Shares of the Liberty Intermediate Tax Exempt Fund contained in Post-Effective Amendment No. 1 to the Registration Statement on Form N-14 of the Registrant (File No. 333-91982), filed with the Commission on or about August 26, 2002, and is hereby incorporated by reference and made a part of this Registration Statement.


            (h)(22) Agreement and Plan of Reorganization with respect to LITEBF - filed as Appendix A of the Combined Prospectus and Proxy Statement relating to the Acquisition of the Assets and Liabilities of the Galaxy II Municipal Bond Fund by and in Exchange for Shares of the Liberty Intermediate Tax Exempt Fund contained in Post-Effective Amendment No. 1 to the Registration Statement on Form N-14 of the Registrant (File No. 333-91982), filed with the Commission on or about August 26, 2002, and is hereby incorporated by reference and made a part of this Registration Statement.

            (h)(23) Agreement and Plan of Reorganization with respect to LMAIMBF - filed as Appendix A of the Combined Prospectus and Proxy Statement relating to the Acquisition of the Assets and Liabilities of Each of the Galaxy Massachusetts Municipal Bond Fund and the Galaxy Massachusetts Intermediate Municipal Bond Fund by and in Exchange for Shares of the Liberty Massachusetts Intermediate Municipal Bond Fund contained in Post-Effective Amendment No. 1 to the Registration Statement on Form N-14 of the Registrant (File No. 333-91982), filed with the Commission on or about August 26, 2002, and is hereby incorporated by reference and made a part of this Registration Statement.

            (h)(24) Agreement and Plan of Reorganization with respect to LCIMBF - filed as Appendix A of the Combined Prospectus and Proxy Statement relating to the Acquisition of the Assets and Liabilities of Each of the Galaxy Connecticut Municipal Bond Fund and the Galaxy Connecticut Intermediate Municipal Bond Fund by and in Exchange for Shares of the Liberty Connecticut Intermediate Municipal Bond Fund contained in Post-Effective Amendment No. 1 to the Registration Statement on Form N-14 of the Registrant (File No. 333-91982), filed with the Commission on or about August 26, 2002, and is hereby incorporated by reference and made a part of this Registration Statement.

            (h)(25) Agreement and Plan of Reorganization with respect to LNJIMBF, LNYIMBF, LRIIMBF, LFIMBF and LPAIMBF, among others - filed as Appendix A to the Proxy Statement relating to The Galaxy Fund (File No. 811-4636), filed with the Commission on or about August 22, 2002, and is hereby incorporated by reference and made a part of this Registration Statement.

            (h)(26) Agreement and Plan of Reorganization with respect to LLCIF, LSCIF and LUSTIF - filed as Appendix A to the Proxy Statement relating to Galaxy Fund II (File No. 811-6051), filed with the Commission on or about August 22, 2002, and is hereby incorporated by reference and made a part of this Registration Statement.

            (i)         Opinion and Consent of Counsel, filed herewith.



            (j)         Consent of Independent Auditors, filed herewith.


            (k)         Not Applicable

            (l)         Not Applicable


            (m)         Rule 12b-1 Distribution Plan, filed herewith.



            (n) Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, filed herewith.



            (o)         Not Applicable


            (p)(1) Code of Ethics of Colonial Management Associates, Inc., the Funds and Liberty Funds Distributor, Inc., as revised December 18, 2001 - filed as Exhibit (p) in Part C, Item 23 of Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of Liberty-Stein Roe Funds Income Trust (File Nos. 33-02633 and 811-4552), filed with the Commission on or about January 29, 2002, and is hereby incorporated by reference and made a part of this Registration Statement

            (p)(2) Code of Ethics of Fleet Investment Advisors Inc. - filed as Exhibit (p)(2) in Part C, Item 23 of Post Effective Amendment No. 27 to the Registration Statement on Form N-1A of Galaxy Fund II (File Nos. 33-33617 and 811-06051), filed with the Commission on or about May 31, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

            Power of Attorney for: Douglas A. Hacker, Janet Langford Kelly, Richard W. Lowry, Salvatore Macera, William E. Mayer, Charles R. Nelson, John J. Neuhauser, Joseph R. Palombo, Thomas E. Stitzel, Thomas C. Theobald and Anne-Lee Verville - filed in Part C, Item 23 of Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A of Liberty Funds Trust I (File Nos. 2-41251 and 811-2214), filed with the Commission on or about February 28, 2002, and is hereby incorporated by reference and made a part of this Registration Statement

      Not all footnotes apply to this filing.

            (1) Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement filed on or about June 5, 1992.

            (2) Incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement filed on or about May 20, 1996.

            (3) Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement filed on or about May 23, 1997.

            (4) Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement filed on or about May 28, 1999.

            (5) Incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement filed on or about November 15, 2000.

            (6) Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement filed on or about January 24, 2001.




Item 24.    Persons Controlled by or Under Common Control with Registrant

            None

Item 25.    Indemnification

            See Article VIII of Amendment No. 3 to the Agreement and Declaration of Trust filed as Exhibit 1 (c) hereto.

Item 26.    Business and Other Connections of Investment Adviser

            Fleet Investment Advisors Inc. ("Fleet") is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

            The list required by this Item 26 of officers and directors of Fleet, together with information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Fleet pursuant to the Advisers Act (SEC File No. 801-20312).

Item 27.    Principal Underwriter

(a) Liberty Funds Distributor, Inc. (LFDI), a subsidiary of Colonial Management Associates, Inc., is the Registrant's principal underwriter.

(b) The table below lists each director or officer of the principal underwriter named in the answer to Item 20.

(1)                      (2)                     (3)

                         Position and Offices    Positions and
Name and Principal       with Principal          Offices with
Business Address*        Underwriter             Registrant
------------------       --------------------    -------------

Abusheery, Greg          V.P.                    None

Aldi, Andrew             V.P.                    None

Anderson, Judith         V.P.                    None

Antone, Louis E.         V.P.                    None

Ash, James               V.P.                    None

Babbitt, Debra           Sr. V.P. and            None
                         Comp. Officer

Banks, Keith             Director                President

Bartlett, John           Managing Director       None

Blakeslee, James         Sr. V.P.                None

Blumenfeld, Alexander    V.P.                    None

Bozek, James             Sr. V.P.                None

Brown, Beth              Sr. V.P.                None

Campbell, Patrick        V.P.                    None

Carinio, Angela          V.P.                    None

Claiborne, Doug          V.P.                    None

Climer, Quentin          V.P.                    None

Conley, Brook            V.P.                    None

Cook, Edward             V.P.                    None

Costello, Matthew        V.P.                    None

Couto, Scott             V.P.                    None

Davey, Cynthia           Sr. V.P.                None

Denny, Jeffrey           V.P.                    None

Desilets, Marian         V.P.                    Asst. Sec

Devaney, James           Sr. V.P.                None

DiMaio, Stephen          V.P.                    None

Downey, Christopher      V.P.                    None

Emerson, Kim P.          Sr. V.P.                None

Erickson, Cynthia G.     Sr. V.P.                None

Evans, C. Frazier        Managing Director       None

Feldman, David           Managing Director       None

Feloney, Joseph          Sr. V.P.                None

Ferullo, Jeanne          V.P.                    None

Fisher, James            V.P.                    None

Ford, David              V.P.                    None

Fragasso, Philip         Managing Director       None

Gentile, Russell         V.P.                    None

Goldberg, Matthew        Sr. V.P.                None

Grace, Anthony           V.P.                    None

Gubala, Jeffrey          V.P.                    None

Guenard, Brian           V.P.                    None

Hartnett, Kelly          V.P.                    None

Helwig, Kevin            V.P.                    None

Hodgkins, Joseph         Sr. V.P.                None

Hussey, Robert           Managing Director       None

Iudice, Jr., Philip      Treasurer and CFO       None

Jackson, Lyman           V.P.                    None

Jarstfer, Marlys         V.P.                    None

Johnston, Kenneth        V.P.                    None

Jones, Cynthia           V.P.                    None

Kelley, Terry M.         V.P.                    None

Lewis, Blair             V.P.                    None

Loewenberg, Jean         Clerk                   Secretary

Lynch, Andrew            Managing Director       None

Lynn, Jerry              V.P.                    None

Marcelonis, Sheila       V.P.                    None

Marsh, Curtis            Sr. V.P.                None

Martin, Peter            Sr. V.P.                None

McCombs, Gregory         Sr. V.P.                None

Menchin, Catherine       Sr. V.P.                None

Miller, Anthony          V.P.                    None

Moberly, Ann R.          Sr. V.P.                None

Morse, Jonathan          V.P.                    None

Nickodemus, Paul         V.P.                    None

O'Shea, Kevin            Managing Director       None

Palombo, Joseph R.       Director and Chief      Trustee and
                         Operating Officer       Chairman of the Board

Piken, Keith             Sr. V.P.                None

Ratto, Gregory           V.P.                    None

Reed, Christopher B.     Sr. V.P.                None

Ross, Gary               Sr. V.P.                None

Santosuosso, Louise      Sr. V.P.                None

Schug, Derek             V.P.                    None

Schulman, David          Sr. V.P.                None

Scully-Power, Adam       V.P.                    None

Sellers, Gregory         V.P.                    None

Shea, Terence            V.P.                    None

Sideropoulos, Lou        Sr. V.P.                None

Sinatra, Peter           V.P.                    None

Smith, Darren            V.P.                    None

Soares, Jeffrey          V.P.                    None

Soester, Trisha          V.P.                    None

Sprieck, Susan           V.P.                    None

Studer, Eric             V.P.                    None

Sullivan, Paul           V.P.                    None

Sweeney, Maureen         V.P.                    None

Tambone, James           CEO; Co-President;      None
                         Director

Tasiopoulos, Lou         Co-President;           None
                         Director

Torrisi, Susan           V.P.                    None

Tufts, Peter             V.P.                    None

Wagner, Rebecca          V.P.                    None

Waldron, Thomas          V.P.                    None

Warfield, James          V.P.                    None

Wess, Valerie            Sr. V.P.                None

White, John              V.P.                    None

Yates, Susan             V.P.                    None

Young, Deborah           Sr. V.P.                None

----------
* The address for each individual is One Financial Center, Boston, MA 02111.

Item 28.    Location of Accounts and Records

            Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder include Registrant's Secretary; Registrant's investment adviser and/or administrator, Colonial Management Associates, Inc.; Registrant's principal underwriter, Liberty Funds Distributor, Inc.; Registrant's transfer and dividend disbursing agent, Liberty Funds Services, Inc.; and the Registrant's custodian, The Chase Manhattan Bank. The address for each person except the Registrant's custodian is One Financial Center, Boston, MA 02111. The address for the custodian is 270 Park Avenue, New York, NY 10017-2070.

Item 29.    Management Services

            See Item 5 as discussed in Part A and Item 16 as discussed in Part
            B.

Item 30.    Undertakings

            Not Applicable

                                  ************

                                     NOTICE

      A copy of the Agreement and Declaration of Trust, as amended, of Liberty Funds Trust V (Trust) is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this amendment to the Trust's Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Liberty Funds Trust V, certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) and has duly caused this Post-Effective Amendment No. 36 to its Registration Statement under the Securities Act of 1933 and Amendment No. 37 under the Investment Company Act of 1940, to be signed in this City of Boston in The Commonwealth of Massachusetts on this 30th day of October, 2002.


                                      LIBERTY FUNDS TRUST V



                                      By: /s/ KEITH T. BANKS
                                         ----------------------------------
                                              Keith T. Banks, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in their capacities and on the date indicated.


SIGNATURES                    TITLE                   DATE
----------                    -----                   ----

/s/ KEITH T. BANKS            President (chief        October 30, 2002
------------------            executive officer)
Keith T. Banks


/s/ J. KEVIN CONNAUGHTON      Treasurer (principal    October 30, 2002
------------------------      financial officer)
J. Kevin Connaughton


/s/ VICKI BENJAMIN            Controller and Chief    October 30, 2002
------------------            Accounting Officer
Vicki Benjamim                (principal accounting
                              officer)

DOUGLAS A. HACKER*        Trustee
------------------
Douglas A. Hacker


JANET LANGFORD KELLY*
---------------------
Janet Langford Kelly      Trustee


RICHARD W. LOWRY*
-----------------
Richard W. Lowry          Trustee
                                                  */s/ RUSSELL L. KANE
                                                  --------------------
SALVATORE MACERA*         Trustee                  Russell L. Kane
-----------------                                  Attorney-in-fact
Salvatore Macera                                   For each Trustee
                                                   October 30, 2002

WILLIAM E. MAYER*         Trustee
-----------------
William E. Mayer


DR. CHARLES R. NELSON*    Trustee
----------------------
Dr. Charles R. Nelson


JOHN J. NEUHAUSER*        Trustee
------------------
John J. Neuhauser


THOMAS E. STITZEL*        Trustee
------------------
Thomas E. Stitzel


THOMAS C. THEOBALD*       Trustee
-------------------
Thomas C. Theobald


ANNE-LEE VERVILLE*        Trustee
------------------
Anne-Lee Verville

                                  EXHIBIT INDEX



Exhibit           Exhibit Name
-------           ------------
(d)(1)            Form of Management Agreement (LITEBF)
(d)(2)            Form of Management Agreement (LMAIMBF)
(d)(3)            Form of Management Agreement (LCIMBF)
(d)(4)            Form of Management Agreement (LNJIMBF)
(d)(5)            Form of Management Agreement (LNYIMBF)
(d)(6)            Form of Management Agreement (LRIIMBF)
(d)(7)            Form of Management Agreement (LFIMBF)
(d)(8)            Form of Management Agreement (LPAIMBF)
(d)(9)            Form of Management Agreement (LLCIF)
(d)(10)           Form of Management Agreement (LSCIF)
(d)(11)           Form of Management Agreement (LUSTIF)

(e)(2)            Appendix 1 to Distribution Agreement
(e)(4)            Appendix 1 to 12b-1 Plan Implementing Agreement

(g)(2)            Form of Revised Appendix A to Custodian Contract.

(h)(3)            Appendix I to Shareholders' Servicing and Transfer Agent
                  Agreement
(h)(6)            Appendix I to Pricing and Bookkeeping Agreement
(h)(7)            Form of Administration Agreement (LITEBF)
(h)(8)            Form of Administration Agreement (LMAIMBF)
(h)(9)            Form of Administration Agreement (LCIMBF)
(h)(10)           Form of Administration Agreement (LNJIMBF)
(h)(11)           Form of Administration Agreement (LNYIMBF)
(h)(12)           Form of Administration Agreement (LRIIMBF)
(h)(13)           Form of Administration Agreement (LFIMBF)
(h)(14)           Form of Administration Agreement (LPAIMBF)
(h)(15)           Form of Administration Agreement (LLCIF)
(h)(16)           Form of Administration Agreement (LSCIF)
(h)(17)           Form of Administration Agreement (LUSTIF)
(h)(18)           Shareholder Services Plan
(h)(19)           Form of Class T Shares Servicing Agreement

(i)               Opinion and Consent of Counsel

(j)               Consent of Independent Auditors

(m)               Rule 12b-1 Distribution Plan

(n)               Rule 18f-3 Plan